UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.15

ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 17, 2015

Annual Report

This report provides management’s discussion of fund performance for AB All Market Real Return Portfolio (the “Fund”) for the annual reporting period ended October 31, 2015. Prior to December 15, 2014, the Fund was named AllianceBernstein Real Asset Strategy and from December 16, 2014 until January 20, 2015 was named AllianceBernstein All Market Real Return Portfolio.

Investment Objective and Policies

The Fund’s investment objective is to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that AllianceBernstein L.P. (the “Adviser”) expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury inflation-protected securities (“TIPS”) and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infrastructure-related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its investments, other than its investments in inflation-indexed securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include Real Estate Investment Trusts (“REITs”), other real estate-related securities, and infrastructure-related securities.

The Fund will invest in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or for investment purposes, both in the spot

AB ALL MARKET REAL RETURN PORTFOLIO •	1

market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances. The Fund may invest significantly to the extent permitted by applicable law in derivatives, such as options, futures, forwards, swaps or structured notes. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the

Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 7 shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net) and the All Market Real Return Portfolio Benchmark, composed of equal weightings of the MSCI AC World Commodity Producers Index, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Global Index and the Dow Jones-UBS Commodity Index, for the six- and 12-month periods ended October 31, 2015.

All share classes of the Fund outperformed the primary benchmark

2	• AB ALL MARKET REAL RETURN PORTFOLIO

during both periods, yet underperformed the All Market Real Return Portfolio Benchmark, before sales charges. For the six-month period, strategic allocations to commodity futures, real estate stocks and consumer price index (“CPI”) swaps added to relative performance. An allocation to crude oil futures detracted from performance, but to a smaller extent. For the 12-month period, strategic allocations to real estate stocks and CPI swaps contributed; strategic allocation to commodity futures detracted from performance, but to a smaller degree. During both periods, long-dated WTI crude futures, security selection and asset class allocation to real estate stocks detracted from performance. Asset allocation, security selection in commodity stocks, commodity futures alpha strategy and currency positioning added to performance.

The Fund utilized derivatives for hedging and investment purposes, including Treasury futures, total return swaps and written options, which detracted from returns during both periods in absolute terms; currency forwards and inflation swaps detracted during the six-month period and added during the 12-month period; interest rate swaps added during the six-month period and detracted during the 12-month period; and purchased options added during both periods.

Market Review and Investment Strategy

The 12-month period ended October 31, 2015 was one of the most volatile periods for global financial markets since 2011. Risk aversion spiked during the third quarter of 2015 as a surprise devaluation of the Chinese yuan and potential spillover of weakness in China and emerging markets, along with the imminent US Federal Reserve (the “Fed”) rate hikes, created an environment of very high uncertainty.

Given that the epicenter of the volatility was the weakness from China and emerging markets, commodity-related investments were the hardest hit, as these events arose in the backdrop of oversupplied markets and tepid demand, thus creating the perfect storm for these markets. Also, more broadly, inflation expectations and all inflation-sensitive assets fell during the period on commodity weakness, fears of slowing global growth and the perception of a Fed hike in this context as being a policy error. Specifically, commodities most leveraged to China demand, such as base metals and bulks (iron ore, coal), performed worst.

The Fund has retained exposure to long-horizon inflation expectations and long-dated crude futures (2017, 2018 and 2019 WTI futures) which the All Market Real Return Portfolio Team (the “Team”) believes should benefit most from signs of reflation. The Fund also retains the underweight to North American REITs, although the Team has reduced the size of the underweight as the threat to the multiple from rising rates is a lot more benign now than was expected at the beginning of 2015. Finally, the Fund has reduced the size of the overweight to the US dollar given the renormalization of the negative correlations between the US dollar and commodities, and also given the strong run up in the US dollar in anticipation of a Fed rate hike.

AB ALL MARKET REAL RETURN PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index (net), the FTSE® EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The All Market Real Return Portfolio Benchmark is an equally-weighted blend of the MSCI AC World Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. The FTSE EPRA/NAREIT Global Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The Dow Jones-UBS Commodity Index measures price movements of the commodities included in the appropriate sub index. It does not account for effects of rolling futures contracts or costs associated with holding the physical commodity. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB ALL MARKET REAL RETURN PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB ALL MARKET REAL RETURN PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com. For Class 1 shares, Click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB ALL MARKET REAL RETURN PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB All Market Real Return Portfolio
Class 1*	-15.01%	-21.12%

Class 2*	-14.82%	-20.85%

Class A	-15.05%	-21.16%

Class C	-15.38%	-21.75%

Advisor Class†	-14.96%	-20.95%

Class R†	-15.17%	-21.37%

Class K†	-15.05%	-21.19%

Class I†	-14.92%	-20.97%

Class Z†	-14.90%	-20.94%

Primary Benchmark: MSCI AC World Commodity Producers Index (net)	-20.79%	-25.10%

All Market Real Return Portfolio Benchmark	-13.31%	-16.95%

*    Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB ALL MARKET REAL RETURN PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/8/10* TO 10/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Real Return Portfolio Class A shares (from 3/8/10* to 10/31/15) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 3/8/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• AB ALL MARKET REAL RETURN PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	-21.12%	-21.12%
5 Years	-4.43%	-4.43%
Since Inception†	-1.91%	-1.91%

Class 2 Shares*
1 Year	-20.85%	-20.85%
5 Years	-4.19%	-4.19%
Since Inception†	-1.66%	-1.66%

Class A Shares
1 Year	-21.16%	-24.53%
5 Years	-4.49%	-5.31%
Since Inception†	-1.96%	-2.70%

Class C Shares
1 Year	-21.75%	-22.52%
5 Years	-5.16%	-5.16%
Since Inception†	-2.67%	-2.67%

Advisor Class Shares‡
1 Year	-20.95%	-20.95%
5 Years	-4.21%	-4.21%
Since Inception†	-1.69%	-1.69%

Class R Shares‡
1 Year	-21.37%	-21.37%
5 Years	-4.70%	-4.70%
Since Inception†	-2.18%	-2.18%

Class K Shares‡
1 Year	-21.19%	-21.19%
5 Years	-4.45%	-4.45%
Since Inception†	-1.93%	-1.93%

Class I Shares‡
1 Year	-20.97%	-20.97%
5 Years	-4.21%	-4.21%
Since Inception†	-1.67%	-1.67%

Class Z Shares‡
1 Year	-20.94%	-20.94%
Since Inception†	-12.48%	-12.48%

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance and footnotes continued on next page)

AB ALL MARKET REAL RETURN PORTFOLIO •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.14%, 0.89%, 1.30%, 2.02%, 1.02%, 1.55%, 1.24%, 0.91% and 0.88% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios (exclusive of interest expense) to 1.25%, 1.00% , 1.30%, 2.00%, 1.00%, 1.50%, 1.25%, 1.00% and 1.00% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower, with the exception of Class 1, Class 2, Class K, Class I and Class Z shares, as these share classes are currently operating below their respective contractual expense caps. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†	Inception dates: 3/8/2010 for all share classes excluding Class Z shares; 1/31/2014 for Class Z shares.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

10	• AB ALL MARKET REAL RETURN PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	-26.71%
5 Years	-4.43%
Since Inception†	-2.88%

Class 2 Shares*
1 Year	-26.44%
5 Years	-4.19%
Since Inception†	-2.63%

Class A Shares
1 Year	-29.93%
5 Years	-5.33%
Since Inception†	-3.69%

Class C Shares
1 Year	-28.00%
5 Years	-5.17%
Since Inception†	-3.62%

Advisor Class Shares‡
1 Year	-26.59%
5 Years	-4.23%
Since Inception†	-2.67%

Class R Shares‡
1 Year	-27.00%
5 Years	-4.71%
Since Inception†	-3.15%

Class K Shares‡
1 Year	-26.76%
5 Years	-4.44%
Since Inception†	-2.89%

Class I Shares‡
1 Year	-26.46%
5 Years	-4.20%
Since Inception†	-2.64%

Class Z Shares‡
1 Year	-26.52%
Since Inception†	-15.88%

*	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†	Inception dates: 3/8/2010 for all share classes excluding Class Z shares; 1/31/2014 for Class Z shares.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

AB ALL MARKET REAL RETURN PORTFOLIO •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$849.50	$6.06	1.30%
Hypothetical**	$1,000	$1,018.65	$6.61	1.30%
Class C
Actual	$1,000	$846.20	$9.31	2.00%
Hypothetical**	$1,000	$1,015.12	$10.16	2.00%
Advisor Class
Actual	$1,000	$850.40	$4.66	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class R
Actual	$1,000	$848.30	$6.99	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Class K
Actual	$1,000	$849.50	$5.83	1.25%
Hypothetical**	$1,000	$1,018.90	$6.36	1.25%

12	• AB ALL MARKET REAL RETURN PORTFOLIO

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class I
Actual	$1,000	$850.80	$4.43	0.95%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%
Class 1
Actual	$1,000	$849.90	$5.46	1.17%
Hypothetical**	$1,000	$1,019.31	$5.96	1.17%
Class 2
Actual	$1,000	$851.80	$4.34	0.93%
Hypothetical**	$1,000	$1,020.52	$4.74	0.93%
Class Z
Actual	$1,000	$851.00	$4.53	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB ALL MARKET REAL RETURN PORTFOLIO •	13

Expense Example

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $545.5

PORTFOLIO BREAKDOWN*
Commodity Related Derivatives	41.9%
Commodity Related Stocks	33.2%
Real Estate Stocks	22.8%
Other	2.1%

*	All data are as of October 31, 2015. The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Advisor’s internal classification guidelines.

†

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

14	• AB ALL MARKET REAL RETURN PORTFOLIO

Portfolio Summary

TEN LARGEST EQUITY HOLDINGS*

October 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$26,680,920	4.9%
Royal Dutch Shell PLC	17,254,569	3.2
SPDR S&P Dividend ETF	16,906,738	3.1
TOTAL SA	13,494,286	2.5
Chevron Corp.	13,106,986	2.4
Vanguard Dividend Appreciation ETF	11,005,232	2.0
BP PLC	9,979,610	1.8
BG Group PLC	8,931,043	1.6
EOG Resources, Inc.	6,191,845	1.2
ConocoPhillips	4,986,144	0.9
	$128,537,373	23.6%

*	Long-term investments.

AB ALL MARKET REAL RETURN PORTFOLIO •	15

Ten Largest Equity Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 55.7%
Energy – 23.8%
Coal & Consumable Fuels – 0.1%
Cameco Corp.	16,995	$240,706
China Shenhua Energy Co., Ltd. – Class H	167,800	282,328
CONSOL Energy, Inc.	9,714	64,695

		587,729

Integrated Oil & Gas – 15.7%
BG Group PLC	565,309	8,931,043
Chevron Corp.	144,223	13,106,986
China Petroleum & Chemical Corp. – Class H	1,548,000	1,115,867
Exxon Mobil Corp.	322,467	26,680,919
Galp Energia SGPS SA	72,670	784,470
LUKOIL PJSC (Sponsored ADR)	52,530	1,904,213
Petroleo Brasileiro SA (ADR)(a)	24,520	119,658
Petroleo Brasileiro SA (Sponsored ADR)(a)	637,950	2,545,421
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	233,826	6,125,170
Royal Dutch Shell PLC – Class A	187,621	4,898,287
Royal Dutch Shell PLC – Class B	237,966	6,231,112
TOTAL SA	279,045	13,494,286

		85,937,432

Oil & Gas Equipment & Services – 0.6%
Aker Solutions ASA(b)	150,950	606,299
Deep Sea Supply PLC	547,947	115,876
Helix Energy Solutions Group, Inc.(a)	56,570	326,975
Petrofac Ltd.	89,160	1,156,873
RPC, Inc.	39,140	431,714
Schlumberger Ltd.	7,870	615,119

		3,252,856

Oil & Gas Exploration & Production – 7.0%
Anadarko Petroleum Corp.	59,917	4,007,249
Apache Corp.	18,183	856,965
Cabot Oil & Gas Corp.	19,937	432,832
Canadian Natural Resources Ltd.	152,156	3,528,120
CNOOC Ltd.	2,481,200	2,796,094
Concho Resources, Inc.(a)	5,747	666,135
ConocoPhillips	93,461	4,986,144
Det Norske Oljeselskap ASA(a)	167,277	1,035,452
Devon Energy Corp.	18,749	786,146
EOG Resources, Inc.	72,124	6,191,845
EQT Corp.	7,330	484,293
Hess Corp.	49,323	2,772,446
Inpex Corp.	98,100	935,089
Marathon Oil Corp.	32,568	598,600
Murphy Oil Corp.	48,310	1,373,453
Noble Energy, Inc.	20,686	741,386
Occidental Petroleum Corp.	42,760	3,187,331
Pioneer Natural Resources Co.	7,188	985,762

16	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

SM Energy Co.	28,770	$959,480
Woodside Petroleum Ltd.	37,008	776,167

		38,100,989

Oil & Gas Refining & Marketing – 0.4%
JX Holdings, Inc.	207,900	816,352
Marathon Petroleum Corp.	12,820	664,076
Valero Energy Corp.	8,950	589,984

		2,070,412

		129,949,418

Equity: Other – 8.3%
Diversified/Specialty – 7.1%
Alexandria Real Estate Equities, Inc.	1,098	98,534
Ayala Land, Inc.	723,760	552,736
Azrieli Group	2,513	98,486
Beni Stabili SpA SIIQ	73,653	60,513
British Land Co. PLC (The)	156,733	2,099,390
Bumi Serpong Damai Tbk PT	520,600	61,255
CA Immobilien Anlagen AG(a)	43,001	843,347
Canadian Real Estate Investment Trust	1,108	36,089
CapitaLand Ltd.	175,300	386,696
CBRE Group, Inc. – Class A(a)	16,430	612,510
Central Pattana PCL	95,551	123,578
Cheung Kong Property Holdings Ltd.	102,500	718,523
China Overseas Property Holdings Ltd.(a)	90,713	15,449
Ciputra Development Tbk PT	760,173	59,985
Cofinimmo SA	1,393	155,234
Country Garden Holdings Co., Ltd.	512,000	194,475
CSR Ltd.	90,520	177,210
Dalian Wanda Commercial Properties Co., Ltd. – Class H(b)	25,700	171,526
Digital Realty Trust, Inc.	2,080	153,837
Duke Realty Corp.	63,064	1,305,425
East Japan Railway Co.	4,400	418,332
Emira Property Fund Ltd.	243,820	324,177
Evergrande Real Estate Group Ltd.	387,250	293,659
Fastighets AB Balder – Class B(a)	6,370	128,321
Fibra Uno Administracion SA de CV	171,281	375,583
Folkestone Education Trust	134,700	212,524
Fonciere Des Regions	9,022	849,200
Forest City Enterprises, Inc. – Class A(a)	3,516	77,704
Fukuoka REIT Corp.	30	48,920
Gecina SA	2,365	301,643
Globe Trade Centre SA(a)	18,162	31,583
GPT Group (The)	353,512	1,197,284
Gramercy Property Trust, Inc.	57,546	1,305,143
Great Portland Estates PLC	23,760	325,400
Growthpoint Properties Ltd.	176,642	323,606
H&R Real Estate Investment Trust	4,209	67,532
Hemfosa Fastigheter AB	53,550	580,682
Henderson Land Development Co., Ltd.	70,457	449,085

AB ALL MARKET REAL RETURN PORTFOLIO •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Hufvudstaden AB – Class A	7,660	$108,232
Hulic Co., Ltd.	24,350	227,427
IMMOFINANZ AG(a)	377,200	965,579
IOI Properties Group Bhd	139,200	65,305
Kaisa Group Holdings Ltd.(a)(c)(d)	805,000	147,589
Kennedy Wilson Europe Real Estate PLC	44,413	818,866
Kiwi Property Group Ltd.	87,426	80,392
KLCCP Stapled Group	32,000	52,243
Land & Houses PCL	249,200	59,554
Land Securities Group PLC	54,350	1,119,702
Lend Lease Group	84,730	779,303
Leopalace21 Corp.(a)	43,500	231,765
Lippo Karawaci Tbk PT	1,356,600	117,739
Longfor Properties Co., Ltd.	103,200	138,538
Mah Sing Group Bhd	110,350	33,860
Mapletree Greater China Commercial Trust(b)	131,000	92,868
Merlin Properties Socimi SA	142,407	1,824,905
Mitsubishi Estate Co., Ltd.	136,600	2,929,588
Mitsui Fudosan Co., Ltd.	111,400	3,031,601
New World China Land Ltd.	184,000	122,066
New World Development Co., Ltd.	889,000	947,072
Orix JREIT, Inc.	326	438,852
Pakuwon Jati Tbk PT	1,637,000	50,677
Premier Investment Corp.	255	250,163
Pruksa Real Estate PCL	47,200	37,157
Quality Houses PCL	306,483	22,059
Redefine Properties Ltd.	294,360	245,604
Resilient Property Income Fund Ltd.	17,250	151,988
SA Corporate Real Estate Fund Nominees Pty Ltd.	424,640	159,944
SM Prime Holdings, Inc.	552,200	254,006
SP Setia Bhd Group	61,200	47,011
Sponda Oyj	16,623	70,614
Sumitomo Realty & Development Co., Ltd.	63,700	2,097,536
Summarecon Agung Tbk PT	766,300	77,561
Sun Hung Kai Properties Ltd.	181,923	2,432,430
Sunac China Holdings Ltd.	127,600	78,419
Suntec Real Estate Investment Trust	165,100	193,925
Supalai PCL	43,400	23,062
Swiss Prime Site AG (REG)(a)	4,378	334,492
United Urban Investment Corp.	333	462,005
UOL Group Ltd.	229,764	1,072,253
VEREIT, Inc.	13,915	114,938
Wallenstam AB – Class B	13,656	120,948
West China Cement Ltd.	1,596,000	272,345
WHA Corp. PCL(a)	242,000	21,909
Wharf Holdings Ltd. (The)	94,000	560,548
WP Carey, Inc.	1,351	85,613

		38,805,429

18	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 0.7%
HCP, Inc.	7,041	$261,925
LTC Properties, Inc.	20,370	872,855
Omega Healthcare Investors, Inc.	2,477	85,506
Ventas, Inc.	31,505	1,692,448
Welltower, Inc.	15,290	991,862

		3,904,596

Triple Net – 0.5%
National Retail Properties, Inc.	30,770	1,169,260
Realty Income Corp.	32,554	1,610,121

		2,779,381

		45,489,406

Retail – 4.9%
Regional Mall – 1.4%
BR Malls Participacoes SA	30,640	88,903
CapitaLand Mall Trust	179,100	252,515
General Growth Properties, Inc.	7,743	224,160
Macerich Co. (The)	2,428	205,749
Multiplan Empreendimentos Imobiliarios SA	24,680	269,087
Pennsylvania Real Estate Investment Trust	49,130	1,104,443
Simon Property Group, Inc.	21,869	4,405,729
Taubman Centers, Inc.	950	73,131
Westfield Corp.	155,744	1,129,941

		7,753,658

Shopping Center/Other Retail – 3.5%
Aeon Mall Co., Ltd.	7,500	125,458
Brixmor Property Group, Inc.	31,100	796,782
Capital & Counties Properties PLC	50,198	343,539
Capitaland Malaysia Mall Trust	77,200	24,799
Citycon Oyj(a)	27,054	71,189
DDR Corp.	45,814	769,675
Federal Realty Investment Trust	1,055	151,382
Federation Centres	532,905	1,100,855
Fibra Shop Portafolios Inmobiliarios SAPI de CV	452,304	463,591
Hammerson PLC	97,153	951,877
Hyprop Investments Ltd.	43,817	397,358
IGB Real Estate Investment Trust	117,600	36,955
Iguatemi Empresa de Shopping Centers SA	4,200	23,212
Intu Properties PLC	63,418	337,595
Japan Retail Fund Investment Corp.	267	517,118
JB Hi-Fi Ltd.	31,210	397,105
Kimco Realty Corp.	6,319	169,160
Kite Realty Group Trust	35,760	944,422
Klepierre	31,406	1,487,381
Link REIT	354,923	2,120,551
Mercialys SA	29,660	681,348
Ramco-Gershenson Properties Trust	52,143	876,002
Regency Centers Corp.	1,433	97,387
Renhe Commercial Holdings Co., Ltd.(a)	1,124,000	58,565

AB ALL MARKET REAL RETURN PORTFOLIO •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Retail Opportunity Investments Corp.	48,980	$888,007
RioCan Real Estate Investment Trust (Toronto)	4,875	95,069
Scentre Group	762,207	2,235,652
Smart Real Estate Investment Trust	1,703	40,452
Unibail-Rodamco SE	6,803	1,893,485
Vastned Retail NV	14,625	709,290

		18,805,261

		26,558,919

Materials – 4.8%
Aluminum – 0.0%
Alcoa, Inc.	8,039	71,789
Norsk Hydro ASA	8,263	29,596

		101,385

Commodity Chemicals – 0.4%
LyondellBasell Industries NV – Class A	14,450	1,342,549
Westlake Chemical Corp.	12,910	778,086

		2,120,635

Diversified Chemicals – 0.2%
Arkema SA	15,332	1,120,442

Diversified Metals & Mining – 1.6%
Anglo American PLC	8,560	71,816
Aurubis AG	12,360	825,647
BHP Billiton Ltd.	19,815	324,981
BHP Billiton PLC	12,945	206,913
Boliden AB	58,600	1,121,977
First Quantum Minerals Ltd.	93,030	496,596
Freeport-McMoRan, Inc.	65,550	771,523
Glencore PLC(a)	1,602,281	2,766,260
Korea Zinc Co., Ltd.	2,450	1,018,144
Lundin Mining Corp.(a)	164,300	554,117
Rio Tinto Ltd.	2,712	96,976
South32 Ltd.(a)	240,320	248,854

		8,503,804

Fertilizers & Agricultural Chemicals – 0.3%
Mosaic Co. (The)	10,277	347,260
Potash Corp. of Saskatchewan, Inc.	25,758	521,621
Syngenta AG (REG)	2,885	969,274

		1,838,155

Forest Products – 0.0%
West Fraser Timber Co., Ltd.	2,139	75,689

Gold – 0.9%
Agnico Eagle Mines Ltd.	36,985	1,045,400
Barrick Gold Corp.	36,777	282,662
Franco-Nevada Corp.	4,927	249,892
Goldcorp, Inc.	97,736	1,250,477
Koza Altin Isletmeleri AS	58,010	325,641
Newcrest Mining Ltd.(a)	25,207	219,585

20	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Newmont Mining Corp.	16,723	$325,429
Randgold Resources Ltd.	13,550	908,756
Real Gold Mining Ltd.(a)(c)(d)	124,500	– 0	–

		4,607,842

Paper Packaging – 0.2%
Smurfit Kappa Group PLC	31,450	897,031

Paper Products – 0.3%
International Paper Co.	12,463	532,045
Mondi PLC	36,406	841,857
Stora Enso Oyj – Class R	17,103	158,651
UPM-Kymmene Oyj	16,584	310,469

		1,843,022

Precious Metals & Minerals – 0.0%
Fresnillo PLC	6,977	78,257
Industrias Penoles SAB de CV	4,412	58,445

		136,702

Silver – 0.1%
Silver Wheaton Corp.	55,735	757,427

Specialty Chemicals – 0.1%
Johnson Matthey PLC	13,420	533,770

Steel – 0.7%
ArcelorMittal (Euronext Amsterdam)	6,143	34,304
JFE Holdings, Inc.	3,072	48,293
Nippon Steel & Sumitomo Metal Corp.	4,700	95,281
Novolipetsk Steel OJSC (GDR)(b)	67,720	830,430
Nucor Corp.	1,959	82,866
POSCO	429	68,988
Severstal PAO (GDR)(b)	53,830	631,584
ThyssenKrupp AG	2,253	45,398
Vale SA (Preference Shares)	11,633	42,318
Vale SA (Sponsored ADR) (Local Preference Shares)	365,030	1,314,108
voestalpine AG	16,120	582,837

		3,776,407

		26,312,311

Residential – 4.3%
Multi-Family – 3.4%
Advance Residence Investment Corp.	88	187,770
Apartment Investment & Management Co. – Class A	2,402	94,134
AvalonBay Communities, Inc.	13,146	2,298,315
Boardwalk Real Estate Investment Trust	610	25,061
BUWOG AG(a)	3,509	74,606
Camden Property Trust	1,328	97,993
Canadian Apartment Properties REIT	1,814	37,345
China Overseas Land & Investment Ltd.	272,140	878,976

AB ALL MARKET REAL RETURN PORTFOLIO •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

China Resources Land Ltd.	639,908	$1,662,857
China Vanke Co., Ltd. – Class H	632,874	1,480,152
CIFI Holdings Group Co., Ltd.	1,414,000	301,751
Comforia Residential REIT, Inc.	95	182,003
Corp. GEO SAB de CV Series B(a)(c)(d)	23,600	– 0	–^
Cyrela Brazil Realty SA Empreendimentos e Participacoes	18,900	43,896
Desarrolladora Homex SAB de CV(a)	1,460	703
Deutsche Wohnen AG	23,396	659,513
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	562,503	544,912
Equity LifeStyle Properties, Inc.	1,173	70,943
Equity Residential	14,239	1,100,959
Essex Property Trust, Inc.	6,288	1,386,127
Ichigo Office REIT Investment	450	311,089
Independence Realty Trust, Inc.	51,740	405,642
Japan Rental Housing Investments, Inc.	319	213,400
KWG Property Holding Ltd.	758,000	544,627
LEG Immobilien AG(a)	3,949	314,835
LPN Development PCL	40,800	20,496
Mid-America Apartment Communities, Inc.	14,676	1,250,249
MRV Engenharia e Participacoes SA	20,250	38,948
Shenzhen Investment Ltd.	210,000	84,956
Shimao Property Holdings Ltd.	88,500	154,314
Sino-Ocean Land Holdings Ltd.	261,080	150,739
Stockland	163,164	468,289
Sun Communities, Inc.	11,036	739,633
UDR, Inc.	3,981	137,185
UNITE Group PLC (The)	38,980	398,915
Urbi Desarrollos Urbanos SAB de CV(a)(c)(d)	120,400	– 0	–^
Vonovia SE	41,451	1,381,725
Wing Tai Holdings Ltd.	671,300	835,381
Yuexiu Property Co., Ltd.	444,000	76,497

		18,654,936

Self Storage – 0.9%
Big Yellow Group PLC	51,520	594,739
CubeSmart	36,490	1,015,152
Extra Space Storage, Inc.	14,533	1,151,595
National Storage Affiliates Trust	39,951	600,863
Public Storage	5,319	1,220,497
Safestore Holdings PLC	86,780	435,454

		5,018,300

		23,673,236

Office – 2.4%
Office – 2.4%
Allied Properties Real Estate Investment Trust	21,418	587,701
alstria office REIT-AG(a)	80,173	1,118,626
Ascendas India Trust	48,900	30,543
Befimmo SA	1,162	77,753
Boston Properties, Inc.	16,128	2,029,708
Castellum AB	11,330	169,582

22	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Cominar Real Estate Investment Trust	2,545	$29,934
Derwent London PLC	6,880	410,894
Dream Office Real Estate Investment Trust	30,451	488,809
Entra ASA(b)	4,315	36,680
Fabege AB	9,141	145,221
Highwoods Properties, Inc.	14,590	633,935
Hongkong Land Holdings Ltd.	204,200	1,531,130
Hudson Pacific Properties, Inc.	17,410	497,404
ICADE	8,940	660,644
Inmobiliaria Colonial SA(a)	115,812	85,649
Investa Office Fund	117,040	334,978
Japan Prime Realty Investment Corp.	114	371,090
Japan Real Estate Investment Corp.	86	397,533
Kenedix Office Investment Corp. – Class A	138	632,604
Kilroy Realty Corp.	1,353	89,082
Liberty Property Trust	13,017	442,838
Mori Hills REIT Investment Corp.	166	205,387
Nippon Building Fund, Inc.	93	441,683
Norwegian Property ASA(a)	17,050	18,459
PSP Swiss Property AG (REG)(a)	2,749	239,136
SL Green Realty Corp.	1,530	181,489
Tokyo Tatemono Co., Ltd.	14,200	176,440
Vornado Realty Trust	2,605	261,933
Workspace Group PLC	32,290	475,579

		12,802,444

Oil, Gas & Consumable Fuels – 1.8%
Integrated Oil & Gas – 1.8%
BP PLC	1,679,225	9,979,610

Industrials – 1.5%
Industrial Warehouse Distribution – 1.1%
Ascendas Real Estate Investment Trust	135,900	231,374
DCT Industrial Trust, Inc.	26,750	992,960
Global Logistic Properties Ltd.	210,700	336,994
GLP J-Reit	398	396,034
Granite Real Estate Investment Trust	27,908	807,099
Japan Logistics Fund, Inc.	136	254,338
Mapletree Logistics Trust	432,309	314,426
Mexico Real Estate Management SA de CV(a)	381,186	527,547
PLA Administradora Industrial S de RL de CV(a)	170,060	313,088
Prologis, Inc.	27,806	1,188,150
Segro PLC	51,239	354,939
Warehouses De Pauw CVA	6,013	492,248

		6,209,197

Mixed Office Industrial – 0.4%
BR Properties SA	13,240	40,500
Goodman Group	325,312	1,395,708
Green REIT PLC	45,618	78,815
Kungsleden AB	76,834	575,449

		2,090,472

		8,299,669

AB ALL MARKET REAL RETURN PORTFOLIO •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Lodging – 1.0%
Lodging – 1.0%
Ashford Hospitality Trust, Inc.	119,896	$824,884
Chesapeake Lodging Trust	31,910	878,801
Host Hotels & Resorts, Inc.	11,624	201,444
Japan Hotel REIT Investment Corp.	335	232,676
Pebblebrook Hotel Trust	24,550	839,119
RLJ Lodging Trust	44,840	1,125,036
Summit Hotel Properties, Inc.	67,010	876,491
Wyndham Worldwide Corp.	5,070	412,445

		5,390,896

Metals & Mining – 0.9%
Diversified Metals & Mining – 0.9%
Rio Tinto PLC	129,249	4,710,509

Chemicals – 0.8%
Fertilizers & Agricultural Chemicals – 0.8%
CF Industries Holdings, Inc.	33,572	1,704,450
Monsanto Co.	30,444	2,837,990

		4,542,440

Food Products – 0.4%
Agricultural Products – 0.4%
Archer-Daniels-Midland Co.	43,569	1,989,361

Real Estate – 0.3%
Developers – 0.1%
Daelim Industrial Co., Ltd.	4,240	276,812

Diversified Real Estate Activities – 0.2%
MMC Norilsk Nickel PJSC (ADR)	99,470	1,482,103

		1,758,915

Mortgage – 0.2%
Mortgage – 0.2%
Blackstone Mortgage Trust, Inc. – Class A	14,360	395,187
Concentradora Hipotecaria SAPI de CV	251,130	393,013
First American Financial Corp.	10,240	390,451

		1,178,651

Food Beverage & Tobacco – 0.2%
Agricultural Products – 0.1%
Bunge Ltd.	4,514	329,342

Packaged Foods & Meats – 0.1%
Tyson Foods, Inc. – Class A	12,240	542,966

		872,308

Financial:Other – 0.1%
Financial:Other – 0.1%
HFF, Inc. – Class A	11,240	388,005

Total Common Stocks (cost $336,067,020)		303,896,098

24	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 25.2%
United States – 25.2%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS)(e)(f)	U.S.$	134,482	$133,632,788
0.625%, 7/15/21 (TIPS)		3,714	3,769,544

Total Inflation-Linked Securities (cost $139,018,158)			137,402,332

		Shares
INVESTMENT COMPANIES – 5.5%
Funds and Investment Trusts – 5.5%
iShares US Real Estate ETF		27,630	2,082,197
SPDR S&P Dividend ETF		217,450	16,906,737
Vanguard Dividend Appreciation ETF		139,820	11,005,232

Total Investment Companies (cost $29,618,076)			29,994,166

WARRANTS – 0.2%
Materials – 0.2%
Fertilizers & Agricultural Chemicals – 0.2%
UPL Ltd., Deutsche Bank, expiring 1/30/17(a)		158,480	1,113,122

Equity: Other – 0.0%
Diversified/Specialty – 0.0%
Eastern & Oriental Bhd, expiring 7/21/19(a)		12,100	605

Health Care – 0.0%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 9/06/18(a)		75,327	132,286

			132,891

Financial:Other – 0.0%
Financial:Other – 0.0%
DLF Ltd., Merrill Lynch Intl & Co., expiring 5/23/18(a)		29,860	53,026

Industrials – 0.0%
Industrial Warehouse Distribution – 0.0%
WHA Corp. PCL, expiring 12/14/15(a)		24,200	340

Total Warrants (cost $1,219,644)			1,299,379

AB ALL MARKET REAL RETURN PORTFOLIO •	25

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 9.1%
Investment Companies – 9.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(g)(h) (cost $49,719,017)	49,719,017	$49,719,017

Total Investments – 95.7% (cost $555,641,915)		522,310,992
Other assets less liabilities – 4.3%		23,185,510

Net Assets – 100.0%		$545,496,502

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Cattle Feeder Futures	9	January 2016	$830,258	$824,400	$(5,858)
Coffee C Futures	10	December 2015	499,510	453,563	(45,947)
Coffee Robusta Futures	30	January 2016	487,256	492,900	5,644
Gold 100 OZ Futures	104	December 2015	11,525,301	11,870,560	345,259
Lean Hogs Futures	75	December 2015	1,943,228	1,776,000	(167,228)
LME Nickel Futures	28	December 2015	1,703,930	1,688,148	(15,782)
LME PRI Aluminum Futures	39	December 2015	1,576,207	1,428,619	(147,588)
LME Zinc Futures	4	December 2015	168,812	170,075	1,263
Platinum Futures	29	January 2016	1,419,870	1,434,195	14,325
Silver Futures	10	December 2015	775,008	778,350	3,342
Soybean Futures	61	January 2016	2,800,081	2,701,538	(98,543)
Sugar 11 (World) Futures	111	February 2016	1,535,690	1,805,126	269,436
WTI Crude Futures	191	November 2017	15,443,783	10,470,620	(4,973,163)
WTI Crude Futures	355	November 2018	28,647,847	20,220,800	(8,427,047)
WTI Crude Futures	178	November 2019	12,406,385	10,412,999	(1,993,386)

Sold Contracts
KC HRW Wheat Futures	109	December 2015	2,710,556	2,690,938	19,618
Live Cattle Futures	47	December 2015	2,619,853	2,664,430	(44,577)
LME Nickel Futures	16	December 2015	971,471	964,656	6,815
LME PRI Aluminum Futures	79	December 2015	3,083,227	2,893,869	189,358

					$(15,064,059)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	5,344	USD	3,752	12/15/15	$(50,966)
Citibank	SGD	1,769	USD	1,242	12/15/15	(18,507)
Citibank	USD	5,658	GBP	3,713	12/15/15	65,270
Citibank	USD	7,623	NOK	62,169	12/15/15	(311,407)
Deutsche Bank AG	AUD	3,963	USD	2,907	12/15/15	86,620

26	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	EUR	4,150	USD	4,551	12/15/15	$(15,538)
Deutsche Bank AG	GBP	2,009	USD	3,047	12/15/15	(49,156)
Goldman Sachs Bank USA	USD	12,014	RUB	757,555	11/25/15	(228,109)
Goldman Sachs Bank USA	KRW	776,074	USD	651	12/15/15	(27,760)
HSBC Bank USA	BRL	5,216	USD	1,331	12/15/15	(3,487)
HSBC Bank USA	HKD	10,644	USD	1,373	12/15/15	(431)
JPMorgan Chase Bank	AUD	3,577	USD	2,504	12/15/15	(41,199)
JPMorgan Chase Bank	JPY	309,133	USD	2,583	12/15/15	19,258
JPMorgan Chase Bank	JPY	842,890	USD	6,970	12/15/15	(19,246)
JPMorgan Chase Bank	USD	2,649	AUD	3,649	12/15/15	(52,835)
Morgan Stanley & Co., Inc.	GBP	2,343	USD	3,601	12/15/15	(10,674)
Morgan Stanley & Co., Inc.	INR	55,489	USD	820	12/15/15	(22,532)
Morgan Stanley & Co., Inc.	JPY	156,932	USD	1,305	12/15/15	3,894
Morgan Stanley & Co., Inc.	USD	11,417	NZD	17,153	12/15/15	162,561
Northern Trust Company	EUR	1,975	USD	2,221	12/15/15	47,473
Northern Trust Company	NOK	7,754	USD	941	12/15/15	29,419
Royal Bank of Scotland PLC	CAD	16,071	USD	12,145	12/15/15	(142,122)
Royal Bank of Scotland PLC	CNY	66,842	USD	10,185	12/15/15	(327,938)
Royal Bank of Scotland PLC	EUR	20,024	USD	22,438	12/15/15	404,189
Royal Bank of Scotland PLC	NOK	18,885	USD	2,289	12/15/15	67,795
Royal Bank of Scotland PLC	NZD	17,211	USD	11,274	12/15/15	(344,531)
Royal Bank of Scotland PLC	RUB	320,474	USD	4,707	12/15/15	(249,787)
Royal Bank of Scotland PLC	USD	5,382	EUR	4,752	12/15/15	(152,719)
Royal Bank of Scotland PLC	USD	10,636	JPY	1,274,123	12/15/15	(70,273)
Standard Chartered Bank	GBP	1,264	USD	1,983	12/15/15	34,852
Standard Chartered Bank	USD	683	IDR	10,096,953	12/15/15	43,024
State Street Bank & Trust Co.	EUR	2,995	USD	3,356	12/15/15	60,229
State Street Bank & Trust Co.	SEK	10,036	USD	1,197	12/15/15	21,178
State Street Bank & Trust Co.	SGD	48	USD	34	12/15/15	(114)
State Street Bank & Trust Co.	USD	1,753	CHF	1,709	12/15/15	(21,295)
State Street Bank & Trust Co.	USD	5,440	EUR	4,896	12/15/15	(52,123)
State Street Bank & Trust Co.	USD	1,686	GBP	1,096	12/15/15	3,363
State Street Bank & Trust Co.	USD	1,899	HKD	14,716	12/15/15	161
State Street Bank & Trust Co.	USD	512	JPY	61,246	12/15/15	(3,899)
State Street Bank & Trust Co.	USD	603	MYR	2,611	12/15/15	3,082
State Street Bank & Trust Co.	USD	2,620	ZAR	36,491	12/15/15	(3,084)
UBS AG	GBP	5,551	USD	8,531	12/15/15	(24,307)
UBS AG	USD	7,431	EUR	6,523	12/15/15	(253,374)

						$(1,445,045)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	$8,719	3/25/25	2.205%	CPI	#	$(67,796)
Deutsche Bank AG	38,982	3/25/25	2.205%	CPI	#	(303,108)
Deutsche Bank AG	46,779	3/25/25	2.205%	CPI	#	(363,735)
Deutsche Bank AG	18,987	3/26/25	2.195%	CPI	#	(138,598)
Deutsche Bank AG	37,975	3/26/25	2.170%	CPI	#	(233,604)

AB ALL MARKET REAL RETURN PORTFOLIO •	27

Consolidated Portfolio of Investments

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	$54,500	7/30/25	2.278%	CPI	#	$(516,259)
JPMorgan Chase Bank, NA	76,719	3/30/25	2.170%	CPI	#	(464,177)
JPMorgan Chase Bank, NA	76,719	4/01/25	2.170%	CPI	#	(464,443)

						$(2,551,720)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Credit Suisse International Bloomberg Commodity Index 2 Months Forwards	227,233	0.11%	$44,487	12/15/15	$(1,128,647)
Goldman Sachs International Bloomberg Commodity Index 2 Months Forwards	250,000	0.11%	48,944	12/15/15	(1,241,729)
JPMorgan Chase Bank, NA Bloomberg Commodity Index 2 Months Forwards	26,693	0.11%	5,130	12/15/15	(36,051)
Bloomberg Commodity Index 2 Months Forwards	18,121	0.11%	3,548	12/15/15	(89,680)
Bloomberg Commodity Index 2 Months Forwards	432,632	0.11%	84,700	12/15/15	(2,148,847)
Pay Total Return on Reference Obligation
JPMorgan Chase Bank, NA BBG WTI Crude Oil Index	102,626	0.05%	10,950	1/15/16	50,254

					$(4,594,700)

28	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

^	Amount less than $0.50.

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate market value of these securities amounted to $2,369,387 or 0.4% of net assets.

(c)	Fair valued by the Adviser.

(d)	Illiquid security.

(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

KC HRW – Kansas City Hard Red Winter

LME – London Metal Exchange

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

REG – Registered Shares

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

TIPS – Treasury Inflation Protected Security

WTI – West Texas Intermediate

See notes to consolidated financial statements.

AB ALL MARKET REAL RETURN PORTFOLIO •	29

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $505,922,898)	$472,591,975
Affiliated issuers (cost $49,719,017)	49,719,017
Cash	457,794
Cash collateral due from broker	4,739,428
Foreign currencies, at value (cost $22,806,326)	22,479,143
Receivable for investment securities sold and foreign currency transactions	3,684,810
Receivable for capital stock sold	1,196,852
Unrealized appreciation on forward currency exchange contracts	1,052,368
Dividends and interest receivable	495,175
Receivable for variation margin on exchange-traded derivatives	113,358
Unrealized appreciation on total return swaps	50,254
Receivable for terminated total return swaps	16,105

Total assets	556,596,279

Liabilities
Unrealized depreciation on inflation swaps	2,551,720
Unrealized depreciation on total return swaps	4,644,954
Unrealized depreciation on forward currency exchange contracts	2,497,413
Payable for investment securities purchased	449,111
Payable for capital stock redeemed	224,952
Management fee payable	309,300
Distribution fee payable	109,534
Transfer Agent fee payable	43,587
Administrative fee payable	15,124
Accrued expenses and other liabilities	254,082

Total liabilities	11,099,777

Net Assets	$545,496,502

Composition of Net Assets
Capital stock, at par	$67,725
Additional paid-in capital	652,019,426
Undistributed net investment income	7,271,555
Accumulated net realized loss on investment and foreign currency transactions	(56,532,567)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(57,329,637)

$545,496,502

See notes to consolidated financial statements.

30	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$16,610,699	2,043,157	$8.13	*

C	$4,202,139	522,994	$8.03

Advisor	$30,541,177	3,755,310	$8.13

R	$162,267	20,144	$8.06

K	$1,667,321	206,501	$8.07

I	$14,508,096	1,789,941	$8.11

1	$474,631,103	58,995,365	$8.05

2	$8,221	1,000	$8.22

Z	$3,165,479	390,303	$8.11

*	The maximum offering price per share for Class A shares was $8.49 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

AB ALL MARKET REAL RETURN PORTFOLIO •	31

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $784,283)	$12,041,343
Affiliated issuers	73,768
Interest*	(862,776)	$11,252,335

Expenses
Management fee (see Note B)	4,332,368
Distribution fee—Class A	62,789
Distribution fee—Class C	61,367
Distribution fee—Class R	820
Distribution fee—Class K	4,777
Distribution fee—Class 1	1,232,120
Transfer agency—Class A	57,905
Transfer agency—Class C	16,259
Transfer agency—Advisor Class	107,185
Transfer agency—Class R	400
Transfer agency—Class K	3,592
Transfer agency—Class I	10,527
Transfer agency—Class 1	44,179
Transfer agency—Class Z	181
Custodian	291,251
Registration fees	168,700
Audit and tax	112,486
Printing	76,804
Administrative	49,900
Legal	46,596
Directors’ fees	18,777
Miscellaneous	97,193

Total expenses	6,796,176
Less: expenses waived and reimbursed by the Adviser (see Note B)	(114,288)

Net expenses		6,681,888

Net investment income		4,570,447

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(28,790,814	)(a)
Futures		(7,671,107)
Options written		(2,983,656)
Swaps		(61,307,078)
Foreign currency transactions		8,142,059
Net change in unrealized appreciation/depreciation of:
Investments		(29,553,767	)(b)
Futures		(11,071,414)
Swaps		(3,715,068)
Foreign currency denominated assets and liabilities		(4,506,371)

Net loss on investment and foreign currency transactions		(141,457,216)

Contributions from Affiliates (see Note B)		306

Net Decrease in Net Assets from Operations		$(136,886,463)

(a)	Net of foreign capital gains taxes of $68,911.

(b)	Net of decrease in accrued foreign capital gains taxes of $36,480.

*	The negative interest income reflects interest income adjusted for fluctuation in the inflation index related to TIPS and amortization of premiums.

See notes to consolidated financial statements.

32	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,570,447	$7,307,282
Net realized loss on investment transactions and foreign currency transactions	(92,610,596)	(1,755,935)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(48,846,620)	(28,674,070)
Contributions from Affiliates (see Note B)	306	119,942

Net decrease in net assets from operations	(136,886,463)	(23,002,781)
Dividends to Shareholders from
Net investment income
Class A	(483,613)	(792,091)
Class C	(100,388)	(58,007)
Advisor Class	(1,240,758)	(985,378)
Class R	(4,403)	(423)
Class K	(50,051)	(26,710)
Class I	(452,178)	(354,919)
Class 1	(12,070,530)	(6,782,380)
Class 2	(270)	(161)
Class Z	(254)	– 0	–
Capital Stock Transactions
Net increase	64,070,635	80,314,554

Total increase (decrease)	(87,218,273)	48,311,704
Net Assets
Beginning of period	632,714,775	584,403,071

End of period (including undistributed net investment income of $7,271,555 and $7,153,574, respectively)	$545,496,502	$632,714,775

See notes to consolidated financial statements.

AB ALL MARKET REAL RETURN PORTFOLIO •	33

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2015

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio (formerly AllianceBernstein Real Asset Strategy), the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio and the AB High Yield Portfolio. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Real Asset Strategy. As part of the Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Portfolio and the Subsidiary commenced operations on March 8, 2010. The Subsidiary was incorporated on February 1, 2010. The Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2015, net assets of the Portfolio were $545,496,502, of which $100,984,733, or 19%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB All Market Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Class B shares are not publically offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of October 31, 2015, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales

34	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

charge of 1% on redemptions made within the first year after purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as

AB ALL MARKET REAL RETURN PORTFOLIO •	35

Notes to Consolidated Financial Statements

short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

36	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB ALL MARKET REAL RETURN PORTFOLIO •	37

Notes to Consolidated Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2015:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Energy	$79,848,653		$50,100,765		$	– 0	–	$129,949,418
Equity: Other	12,997,318		32,344,499			147,589		45,489,406
Retail	11,764,253		14,794,666			– 0	–	26,558,919
Materials	10,857,981		15,454,330			– 0	–^	26,312,311
Residential	12,067,850		11,605,386			– 0	–^^	23,673,236
Office	5,273,376		7,529,068			– 0	–	12,802,444
Oil, Gas & Consumable Fuels	– 0	–	9,979,610			– 0	–	9,979,610
Industrials	3,828,844		4,470,825			– 0	–	8,299,669
Lodging	5,158,220		232,676			– 0	–	5,390,896
Metals & Mining	– 0	–	4,710,509			– 0	–	4,710,509
Chemicals	4,542,440		– 0	–		– 0	–	4,542,440
Food Products	1,989,361		– 0	–		– 0	–	1,989,361
Real Estate	1,482,103		276,812			– 0	–	1,758,915
Mortgage	1,178,651		– 0	–		– 0	–	1,178,651
Food Beverage & Tobacco	872,308		– 0	–		– 0	–	872,308
Financial:Other	388,005		– 0	–		– 0	–	388,005
Inflation-Linked Securities	– 0	–	137,402,332			– 0	–	137,402,332
Investment Companies	29,994,166		– 0	–		– 0	–	29,994,166
Warrants	945		1,298,434			– 0	–	1,299,379
Short-Term Investments	49,719,017		– 0	–		– 0	–	49,719,017

Total Investments in Securities	231,963,491		290,199,912			147,589		522,310,992
Other Financial Instruments*:
Assets:
Futures	855,060		– 0	–		– 0	–	855,060 #
Forward Currency Exchange Contracts	– 0	–	1,052,368			– 0	–	1,052,368
Total Return Swaps	– 0	–	50,254			– 0	–	50,254
Liabilities:
Futures	(15,919,119)		– 0	–		– 0	–	(15,919,119)#
Forward Currency Exchange Contracts	– 0	–	(2,497,413)			– 0	–	(2,497,413)
Inflation (CPI) Swaps	– 0	–	(2,551,720)			– 0	–	(2,551,720)
Total Return Swaps	– 0	–	(4,644,954)			– 0	–	(4,644,954)

Total+	$216,899,432		$281,608,447			$147,589		$498,655,468

^	The Portfolio held securities with zero market value at period end.

^^	Amount less than $0.50.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

+	There were de minimus transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

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Notes to Consolidated Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks - Equity: Other		Common Stocks - Materials^			Common Stocks - Residential
Balance as of 10/31/14	$ – 0	–		$2			$2,586
Accrued discounts/(premiums)	– 0	–		– 0	–		– 0	–
Realized gain (loss)	– 0	–		– 0	–		– 0	–
Change in unrealized appreciation/depreciation	(150,535)			(2)			(181)
Purchases	– 0	–		– 0	–		– 0	–
Sales	– 0	–		– 0	–		– 0	–
Transfers in to Level 3	298,124			– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–		(2,405)

Balance as of 10/31/15	$147,589		$	– 0	–	$	– 0	–^^

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15*	$(150,535)		$	– 0	–	$	– 0	–^^

	Total
Balance as of 10/31/14	$2,588
Accrued discounts/(premiums)	– 0	–
Realized gain (loss)	– 0	–
Change in unrealized appreciation/depreciation	(150,718)
Purchases	– 0	–
Sales	– 0	–
Transfers in to Level 3	298,124
Transfers out of Level 3	(2,405)

Balance as of 10/31/15	$147,589	+

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15*	$(150,535)

^	The Portfolio held securities with zero market value at period end.

^^	Amount less than $0.50.

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and

AB ALL MARKET REAL RETURN PORTFOLIO •	39

Notes to Consolidated Financial Statements

valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books

40	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the

AB ALL MARKET REAL RETURN PORTFOLIO •	41

Notes to Consolidated Financial Statements

Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser a management fee at an annual rate of .75% of the Portfolio’s average daily net assets. Effective February 1, 2014, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.30%, 2.00%, 1.00%, 1.50%, 1.25%, 1.00%, 1.25%, 1.00% and 1.00% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2016. For the year ended October 31, 2015, such reimbursement amounted to $114,288. Prior to February 1, 2014, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75%, 1.00% and 0.75% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During the years ended October 31, 2015 and October 31, 2014 the Adviser reimbursed the Strategy $306 and $119,942, respectively, for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2015, the reimbursement for such services amounted to $49,900.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus

42	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $110,359 for the year ended October 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $1,109 from the sale of Class A shares and received $8 and $818 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2015 (000)	Dividend Income (000)
$111,862	$346,108	$408,251	$49,719	$74

Brokerage commissions paid on investment transactions for the year ended October 31, 2015 amounted to $465,209, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares, .25% of the Portfolio’s average daily net assets attributable to Class K shares and .25% of the Portfolio’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the

AB ALL MARKET REAL RETURN PORTFOLIO •	43

Notes to Consolidated Financial Statements

Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $145,679, $14,160, $20,431 and $2,305,314 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$313,935,468	$258,511,030
U.S. government securities	20,848,883	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$691,242,574

Gross unrealized appreciation	$376,090
Gross unrealized depreciation	(168,549,153)

Net unrealized depreciation	$(168,173,063)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements

44	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward

AB ALL MARKET REAL RETURN PORTFOLIO •	45

Notes to Consolidated Financial Statements

currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

46	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

During the year ended October 31, 2015, the Portfolio held purchased options for hedging and non-hedging purposes.

During the year ended October 31, 2015, the Portfolio held written options for hedging and non-hedging purposes.

For the year ended October 31, 2015, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/14	– 0	–	$	– 0	–
Options written	18,977,914			5,863,774
Options expired	(6,502,284)			(2,129,588)
Options bought back	(12,475,630)			(3,734,186)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/15	– 0	–	$	– 0	–

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets

AB ALL MARKET REAL RETURN PORTFOLIO •	47

Notes to Consolidated Financial Statements

and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

48	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

During the year ended October 31, 2015, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2015, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB ALL MARKET REAL RETURN PORTFOLIO •	49

Notes to Consolidated Financial Statements

At October 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$855,060	*	Receivable/Payable for variation margin on exchange-traded derivatives	$15,919,119	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,052,368		Unrealized depreciation on forward currency exchange contracts	2,497,413

Interest rate contracts				Unrealized depreciation on inflation swaps	2,551,720

Equity contracts	Unrealized appreciation on total return swaps	50,254		Unrealized depreciation on total return swaps	4,644,954

Total		$1,957,682			$25,613,206

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

The effect of derivative instruments on the consolidated statement of operations for the year ended October 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,410,382)	$711,386

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(5,260,725)	(11,782,800)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	7,670,898	(4,206,089)

50	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$2,639,663	$836,383

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(2,757,379)	– 0	–

Commodity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(226,277)	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(13,075,847)	2,155,641

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(48,231,231)	(5,870,709)

Total		$(61,651,280)	$(18,156,188)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended October 31, 2015:

Futures:
Average original value of buy contracts	$85,040,117
Average original value of sale contracts	$38,808,477
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$53,184,015
Average principal amount of sale contracts	$121,059,674
Purchased Options:
Average monthly cost	$1,920,887	(a)
Interest Rate Swaps:
Average notional amount	$3,830,000	(b)
Inflation Swaps:
Average notional amount	$336,073,077
Total Return Swaps:
Average notional amount	$198,447,297

(a)	Positions were open for three months during the year.

(b)	Positions were open for nine months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

AB ALL MARKET REAL RETURN PORTFOLIO •	51

Notes to Consolidated Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of October 31, 2015:

AB All Market Real Return

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank	$65,270	$(65,270)		$	– 0	–	$	– 0	–	$	– 0	–
Deutsche Bank AG	86,620	(86,620)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	19,258	(19,258)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co., Inc.	166,455	(33,206)			– 0	–		– 0	–		133,249
Northern Trust Company	76,892	– 0	–		– 0	–		– 0	–		76,892
Royal Bank of Scotland PLC	312,901	(312,901)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	77,876	– 0	–		– 0	–		– 0	–		77,876
State Street Bank & Trust Co.	72,467	(25,948)			– 0	–		– 0	–		46,519

Total	$877,739	$(543,203)		$	– 0	–	$	– 0	–		$334,536	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$50,966	$	– 0	–	$	– 0	–	$	– 0	–	$50,966
Citibank	329,914		(65,270)			– 0	–		– 0	–	264,644
Deutsche Bank AG	1,672,256		(86,620)			– 0	–		(1,585,636)		– 0	–
Goldman Sachs Bank USA	255,869		– 0	–		– 0	–		– 0	–	255,869
HSBC Bank USA	3,918		– 0	–		– 0	–		– 0	–	3,918
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	1,041,105		(19,258)			– 0	–		(1,021,847)		– 0	–
Morgan Stanley & Co., Inc.	33,206		(33,206)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	1,287,370		(312,901)			– 0	–		– 0	–	974,469
State Street Bank & Trust Co.	25,948		(25,948)			– 0	–		– 0	–	– 0	–
UBS AG	277,681		– 0	–		– 0	–		– 0	–	277,681

Total	$4,978,233		$(543,203)		$	– 0	–		$(2,607,483)		$1,827,547	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

52	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$113,358	$	– 0	–	$	– 0	–	$	– 0	–		$113,358

Total	$113,358	$	– 0	–	$	– 0	–	$	– 0	–		$113,358

OTC Derivatives:
JPMorgan Chase Bank, NA	$50,254		$(50,254)		$	– 0	–	$	– 0	–	$	– 0	–
Royal Bank of Scotland PLC	159,083		– 0	–		– 0	–		– 0	–		159,083
State Street Bank & Trust Co.	15,546		(15,546)			– 0	–		– 0	–		– 0	–

Total	$224,883		$(65,800)		$	– 0	–	$	– 0	–		$159,083	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
OTC Derivatives:
Credit Suisse International	$1,128,647	$	– 0	–	$	– 0	–	$(1,128,647)		$	– 0	–
Deutsche Bank AG	15,538		– 0	–		– 0	–	– 0	–		15,538
Goldman Sachs International	1,241,729		– 0	–		– 0	–	(1,241,729)			– 0	–
JPMorgan Chase Bank	795		– 0	–		– 0	–	– 0	–		795
JPMorgan Chase Bank, NA	2,274,578		(50,254)			– 0	–	(2,224,324)			– 0	–
State Street Bank & Trust Co.	54,567		(15,546)			– 0	–	– 0	–		39,021

Total	$4,715,854		$(65,800)		$	– 0	–	$(4,594,700)			$55,354	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment

AB ALL MARKET REAL RETURN PORTFOLIO •	53

Notes to Consolidated Financial Statements

opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

Class A
Shares sold	374,648	711,126	$3,531,705	$7,769,044

Shares issued in reinvestment of dividends	37,166	46,030	350,845	488,844

Shares redeemed	(1,070,575)	(3,924,160)	(10,041,550)	(44,056,119)

Net decrease	(658,761)	(3,167,004)	$(6,159,000)	$(35,798,231)

Class C
Shares sold	37,945	66,006	$351,368	$733,585

Shares issued in reinvestment of dividends	9,857	4,929	92,557	52,050

Shares redeemed	(344,737)	(449,168)	(3,093,893)	(4,892,133)

Net decrease	(296,935)	(378,233)	$(2,649,968)	$(4,106,498)

Advisor Class
Shares sold	1,189,217	3,229,636	$10,830,265	$36,855,186

Shares issued in reinvestment of dividends	98,208	65,150	925,118	692,544

Shares redeemed	(3,060,481)	(3,621,284)	(28,495,992)	(39,903,399)

Net decrease	(1,773,056)	(326,498)	$(16,740,609)	$(2,355,669)

Class R
Shares sold	7,416	16,124	$63,929	$168,739

Shares issued in reinvestment of dividends	442	28	4,154	296

Shares redeemed	(5,045)	(2,285)	(45,082)	(24,289)

Net increase	2,813	13,867	$23,001	$144,746

54	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

	Shares			Amount
	Year Ended October 31, 2015	Year Ended October 31, 2014		Year Ended October 31, 2015	Year Ended October 31, 2014

Class K
Shares sold	62,469	101,455		$557,586	$1,094,794

Shares issued in reinvestment of dividends	5,336	2,522		50,051	26,710

Shares redeemed	(68,385)	(49,545)		(611,048)	(530,428)

Net increase (decrease)	(580)	54,432		$(3,411)	$591,076

Class I
Shares sold	150,454	453,087		$1,362,834	$4,971,354

Shares issued in reinvestment of dividends	48,155	33,483		452,178	354,918

Shares redeemed	(433,520)	(205,125)		(4,392,159)	(2,347,148)

Net increase (decrease)	(234,911)	281,445		$(2,577,147)	$2,979,124

Class 1
Shares sold	18,003,797	17,658,838		$160,040,128	$192,145,101

Shares issued in reinvestment of dividends	1,118,730	569,369		10,437,747	6,001,142

Shares redeemed	(9,227,855)	(7,369,828)		(81,519,998)	(79,296,240)

Net increase	9,894,672	10,858,379		$88,957,877	$118,850,003

Class Z*
Shares sold	563,425	(950)		$4,665,612	$(10,003)

Shares redeemed	(174,072)	– 0	–	(1,445,720)	– 0	–

Net increase (decrease)	389,353	(950)		$3,219,892	$(10,003)

*	Commenced distribution on January 31, 2014.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

AB ALL MARKET REAL RETURN PORTFOLIO •	55

Notes to Consolidated Financial Statements

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

56	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Portfolio. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Portfolio or its shareholders.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2015.

AB ALL MARKET REAL RETURN PORTFOLIO •	57

Notes to Consolidated Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$14,402,445	$9,000,069

Total distributions paid	$14,402,445	$9,000,069

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,252,178
Accumulated capital and other losses	(45,493,925	)(a)
Unrealized appreciation/(depreciation)	(171,066,938	)(b)

Total accumulated earnings/(deficit)	$(208,308,685)

(a)	On October 31, 2015, the Portfolio had a net capital loss carryforward of $45,176,677. As of that date, the cumulative deferred loss on straddles was $317,248.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of partnerships and passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of a corporate restructuring, and the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2015, the Portfolio had a net capital loss carryforward of $45,176,677 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 6,012,702	n/a	2019
24,477,600	$14,686,375	No expiration

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and passive foreign investment companies (PFICs), reclassifications of foreign currency and foreign capital gains tax, the book/tax differences associated with the treatment of earnings from the Subsidiary, the tax treatment of a corporate restructuring, return of capital distributions received

58	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

from underlying securities, the tax treatment of partnership investments and contributions from the Adviser resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s consolidated financial statements through this date.

AB ALL MARKET REAL RETURN PORTFOLIO •	59

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.52	$ 11.04	$ 11.33	$ 11.05	$ 11.25

Income From Investment Operations
Net investment income(a)(b)	.06	(c)	.12	.10	.11	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.26)	(.50)	(.13)	.25	(.01)
Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.20)	(.38)	(.03)	.36	.15

Less: Dividends
Dividends from net investment income	(.19)	(.14)	(.26)	(.08)	(.35)

Net asset value, end of period	$ 8.13	$ 10.52	$ 11.04	$ 11.33	$ 11.05

Total Return
Total investment return based on net asset value(d)	(21.16)%	(3.45)%	(.27)%	3.36%	1.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,611	$28,434	$64,800	$67,989	$70,081
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30%	1.23%	1.05%	1.05%	1.05%
Expenses, before waivers/reimbursements	1.47%	1.30%	1.34%	1.28%	1.61%
Net investment income(b)	.62%	1.03%	.86%	1.02%	1.44%
Portfolio turnover rate	53%	73%	54%	118%	120%

See footnote summary on page 68.

60	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.40	$ 10.90	$ 11.18	$ 10.93	$ 11.19

Income From Investment Operations
Net investment income (loss)(a)(b)	(.01)	.04	.02	.03	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.23)	(.49)	(.12)	.25	(.01)
Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.24)	(.45)	(.10)	.28	.07

Less: Dividends
Dividends from net investment income	(.13)	(.05)	(.18)	(.03)	(.33)

Net asset value, end of period	$ 8.03	$ 10.40	$ 10.90	$ 11.18	$ 10.93

Total Return
Total investment return based on net asset value(d)	(21.75)%	(4.13)%	(.92)%	2.58%	.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,202	$8,531	$13,063	$15,974	$17,414
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.00%	1.93%	1.75%	1.75%	1.75%
Expenses, before waivers/reimbursements	2.16%	2.02%	2.04%	1.99%	2.31%
Net investment income (loss)(b)	(.07)%	.34%	.16%	.32%	.73%
Portfolio turnover rate	53%	73%	54%	118%	120%

See footnote summary on page 68.

AB ALL MARKET REAL RETURN PORTFOLIO •	61

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.56	$ 11.09	$ 11.37	$ 11.08	$ 11.26

Income From Investment Operations
Net investment income(a)(b)	.09	.15	.13	.15	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.27)	(.50)	(.12)	.25	(.01)
Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.18)	(.35)	.01	.40	.18

Less: Dividends
Dividends from net investment income	(.25)	(.18)	(.29)	(.11)	(.36)

Net asset value, end of period	$ 8.13	$ 10.56	$ 11.09	$ 11.37	$ 11.08

Total Return
Total investment return based on net asset value(d)	(20.95)%	(3.20)%	.12%	3.69%	1.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,541	$58,399	$64,911	$72,529	$50,795
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00%	.94%	.75%	.75%	.75%
Expenses, before waivers/reimbursements	1.17%	1.02%	1.04%	.99%	1.29%
Net investment income(b)	.95%	1.33%	1.18%	1.33%	1.69%
Portfolio turnover rate	53%	73%	54%	118%	120%

See footnote summary on page 68.

62	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.51	$ 11.04	$ 11.32	$ 11.02	$ 11.23

Income From Investment Operations
Net investment income(a)(b)	.04	.15	.08	.09	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.24)	(.55)	(.13)	.26	(.04)
Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.20)	(.40)	(.05)	.35	.12

Less: Dividends
Dividends from net investment income	(.25)	(.13)	(.23)	(.05)	(.33)

Net asset value, end of period	$ 8.06	$ 10.51	$ 11.04	$ 11.32	$ 11.02

Total Return
Total investment return based on net asset value(d)	(21.37)%	(3.66)%	(.47)%	3.20%	1.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$162	$182	$38	$17	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%	1.44%	1.25%	1.25%	1.25%
Expenses, before waivers/reimbursements	1.64%	1.55%	1.65%	1.64%	2.87%
Net investment income(b)	.42%	1.36%	.76%	.82%	1.39%
Portfolio turnover rate	53%	73%	54%	118%	120%

See footnote summary on page 68.

AB ALL MARKET REAL RETURN PORTFOLIO •	63

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.50	$ 11.03	$ 11.32	$ 11.05	$ 11.25

Income From Investment Operations
Net investment income(a)(b)	.06	.12	.10	.10	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.25)	(.49)	(.12)	.27	– 0	–
Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.19)	(.37)	(.02)	.37	.15

Less: Dividends
Dividends from net investment income	(.24)	(.16)	(.27)	(.10)	(.35)

Net asset value, end of period	$ 8.07	$ 10.50	$ 11.03	$ 11.32	$ 11.05

Total Return
Total investment return based on net asset value(d)	(21.19)%	(3.39)%	(.19)%	3.43%	1.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,668	$2,174	$1,684	$1,286	$128
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.19%	1.00%	1.00%	1.00%
Expenses, before waivers/reimbursements	1.34%	1.24%	1.33%	1.35%	1.91%
Net investment income(b)	.67%	1.10%	.95%	.89%	1.38%
Portfolio turnover rate	53%	73%	54%	118%	120%

See footnote summary on page 68.

64	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2015	2014	2013		2012		2011

Net asset value, beginning of period	$ 10.54	$ 11.07	$ 11.36		$ 11.07		$ 11.27

Income From Investment Operations
Net investment income(a)	.09	.15	.13	(b)	.14	(b)	.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.25)	(.49)	(.13)		.26		.02	†
Contributions from Affiliates	.00 (c)	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.16)	(.34)	– 0	–	.40		.17

Less: Dividends
Dividends from net investment income	(.27)	(.19)	(.29)		(.11)		(.37)

Net asset value, end of period	$ 8.11	$ 10.54	$ 11.07		$ 11.36		$ 11.07

Total Return
Total investment return based on net asset value(d)	(20.97)%	(3.09)%	.04%		3.69%		1.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,508	$21,341	$19,303		$18,790		$15,850
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.96%	.91%	.75%		.75%		.75%
Expenses, before waivers/reimbursements	.96%	.91%	.97%		.98%		1.38%
Net investment income	.99%	1.37%	1.17	%(b)	1.32	%(b)	1.42	%(b)
Portfolio turnover rate	53%	73%	54%		118%		120%

See footnote summary on page 68.

AB ALL MARKET REAL RETURN PORTFOLIO •	65

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Year Ended October 31,
	2015	2014	2013		2012		2011

Net asset value, beginning of period	$ 10.46	$ 11.00	$ 11.29		$ 11.01		$ 11.25

Income From Investment Operations
Net investment income(a)	.07	.13	.10	(b)	.12	(b)	.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.24)	(.50)	(.12)		.25		(.01)
Contributions from Affiliates	.00 (c)	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.17)	(.37)	(.02)		.37		.14

Less: Dividends
Dividends from net investment income	(.24)	(.17)	(.27)		(.09)		(.38)

Net asset value, end of period	$ 8.05	$ 10.46	$ 11.00		$ 11.29		$ 11.01

Total Return
Total investment return based on net asset value(d)	(21.12)%	(3.35)%	(.19)%		3.47%		1.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$474,631	$513,633	$420,593		$221,971		$182,720
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16%	1.14%	1.00%		1.00%		1.00%
Expenses, before waivers/reimbursements	1.16%	1.14%	1.16%		1.21%		1.47%
Net investment income	.79%	1.16%	.95	%(b)	1.07	%(b)	1.40	%(b)
Portfolio turnover rate	53%	73%	54%		118%		120%

See footnote summary on page 68.

66	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Year Ended October 31,
	2015	2014	2013		2012		2011

Net asset value, beginning of period	$ 10.68	$ 11.19	$ 11.48		$ 11.07		$ 11.27

Income From Investment Operations
Net investment income(a)	.09	.15	.13	(b)	.15	(b)	.14	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.28)	(.50)	(.12)		.26		.03	†
Contributions from Affiliates	.00 (c)	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.19)	(.35)	.01		.41		.17

Less: Dividends
Dividends from net investment income	(.27)	(.16)	(.30)		– 0	–	(.37)

Net asset value, end of period	$ 8.22	$ 10.68	$ 11.19		$ 11.48		$ 11.07

Total Return
Total investment return based on net asset value(d)	(20.85)%	(3.12)%	.05%		3.70%		1.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8	$11	$11		$11		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92%	.89%	.75%		.75%		.75%
Expenses, before waivers/reimbursements	.92%	.89%	1.93%		.96%		3.72%
Net investment income	.92%	1.36%	1.16	%(b)	1.32	%(b)	1.19	%(b)
Portfolio turnover rate	53%	73%	54%		118%		120%

See footnote summary on page 68.

AB ALL MARKET REAL RETURN PORTFOLIO •	67

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,
	2015	January 31, (2014)(e) to October 31, 2014

Net asset value, beginning of period	$ 10.55	$ 10.53

Income From Investment Operations
Net investment income(a)	.07	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.24)	(.11)
Contributions from Affiliates(c)	.00	.00

Net increase (decrease) in net asset value from operations	(2.17)	.02

Less: Dividends
Dividends from net investment income	(.27)	– 0	–

Net asset value, end of period	$ 8.11	$ 10.55

Total Return
Total investment return based on net asset value(d)	(20.94)%	.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,166	$10
Ratio to average net assets of:
Expenses	.96%	.88%
Net investment income	.92%	1.59%
Portfolio turnover rate	53%	73%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of distribution.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

68	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Bond Fund, Inc. and Shareholders of the AB All Market Real Return Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of AB All Market Real Return Portfolio (the “Fund”), formerly known as AllianceBernstein Real Asset Strategy Portfolio (one of the portfolios constituting AB Bond Fund, Inc., formerly known as AllianceBernstein Bond Fund, Inc.), as of October 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AB All Market Real Return Portfolio (one of the portfolios constituting the AB Bond Fund, Inc.) at October 31, 2015, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2015

AB ALL MARKET REAL RETURN PORTFOLIO •	69

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2015. For corporate shareholders, 15.24% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 1.18% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2015, the Portfolio designates $9,157,926 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

70	• AB ALL MARKET REAL RETURN PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Daniel J. Loewy(2), Vice President

Vinod Chathlani(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Loewy, Chathlani and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB ALL MARKET REAL RETURN PORTFOLIO •	71

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

72	• AB ALL MARKET REAL RETURN PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ++ Chairman of the Board 74 (2010)	Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He also has extensive operating leadership and venture capital investment experience, including five interim or full-time CEO roles and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership, and currently serves on the boards of two education and science related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ++ 73 (2010)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

AB ALL MARKET REAL RETURN PORTFOLIO •	73

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ++ 71 (2010)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2010 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ++ 83 (2010)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

74	• AB ALL MARKET REAL RETURN PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ++ 79 (2010)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ++ 67 (2010)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	110	None

AB ALL MARKET REAL RETURN PORTFOLIO •	75

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ++ 63 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, ++ 76 (2010)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

76	• AB ALL MARKET REAL RETURN PORTFOLIO

Management of the Fund

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB ALL MARKET REAL RETURN PORTFOLIO •	77

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 41	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Vadim Zlotnikov 53	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Vinod Chathlani 32	Vice President	Assistant Vice President of the Adviser,** with which he has been associated since December 2013. Prior thereto, he was a risk analyst at Oppenheimer Funds and a corporate investment strategist at Reliance Communications since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc, (“ABIS”),** with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS,** with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

78	• AB ALL MARKET REAL RETURN PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”), in respect of AB All Market Real Return Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment

1	The Senior Officer’s fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Fund or the Portfolio do not include “AB.”

3	Effective December 15, 2014, the Portfolio changed its name from Real Asset Strategy to All Market Real Return Portfolio.

AB ALL MARKET REAL RETURN PORTFOLIO •	79

adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining. ”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Net Assets 9/30/15 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
All Market Real Return Portfolio	$522.9	0.75% (flat fee)

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s fiscal year ended October 31, 2014, the Adviser received $57,849 (0.009% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the

4	Jones v. Harris at 1427.

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Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period.5

	Expense Cap Pursuant to Expense Limitation Undertaking[6]			Gross Expense Ratio[7]	Fiscal Year End
Portfolio		Current	Effective 02/01/16
All Market Real Return Portfolio[8],[9],[10]	Advisor	1.00%	1.05%	1.02%	Oct. 31 (ratios as of Apr. 30, 2015)
	Class A	1.30%	1.30%	1.32%
	Class C	2.00%	2.05%	2.03%
	Class R	1.50%	1.55%	1.62%
	Class K	1.25%	1.30%	1.32%
	Class I	1.00%	1.05%	0.98%
	Class Z	1.00%	1.05%	0.92%
	Class 1	1.25%	1.30%	1.15%
	Class 2	1.00%	1.05%	0.90%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as

5	Semi-annual total expense ratios are unaudited.

6	The expense cap pursuant to the expense limitation undertaking for the Portfolio excludes interest expense.

7	Annualized.

8	The Rule 12b-1 fee for Class A shares will bill reduced from 0.30% to 0.25%, effective on February 1, 2016. The expense cap for Class A shares will remain at the same level (1.30%).

9	Class I, Class Z, Class 1, and Class 2 shares of the Portfolio were operating below their respective expense caps, and their net expense ratio during the most recent semi-annual period were 0.97%, 0.91%, 1.15% and 0.90, respectively.

10	The Portfolio’s fiscal percentage of net assets allocated to ETFs as of July 31, 2015 is 0.36%. The Portfolio’s acquired funds expense ratio related to such ETF holdings is 0.0022%.

AB ALL MARKET REAL RETURN PORTFOLIO •	81

previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.11 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2015 net assets:12

Portfolio	Net Assets 09/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
All Market Real Return Portfolio	$522.9	Real Asset Strategy Schedule 0.75% on 1st $150 million 0.60% on next $150 million 0.50% on the balance Minimum acct size: $150 million	0.600%	0.750%

11	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

12	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, Taiwan, and South Korea, and sold to non-United States resident investors. The Adviser charges the following fees for Real Asset Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[13]
All Market Real Return Portfolio	Real Asset Portfolio
	Class A	1.55%
	Class I (Institutional)	0.75%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge, Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.14,  15 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)16 and the Portfolio’s contractual management fee ranking.17

13	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, while Class I shares, whose fee is for investment advisory services only.

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

15	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continues to be determined by Lipper.

16	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

17	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

AB ALL MARKET REAL RETURN PORTFOLIO •	83

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
All Market Real Return Portfolio	0.750	0.804	7/16

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same Lipper investment classification/objective and load type as the subject Portfolio.18 Pro-forma total expense ratio (italicized) is shown to reflect the Portfolio’s anticipated 12b-1 fee reduction.

Portfolio	Expense Ratio (%)	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
All Market Real Return Portfolio	1.230	1.277	7/16	1.288	36/97
Pro-forma	1.230	1.277	7/16	1.288	36/97

Based on this analysis, considering pro-forma information where available, the Portfolio has an equally favorable ranking on a total expense ratio basis and on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

18	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

84	• AB ALL MARKET REAL RETURN PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Portfolio’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. During the Portfolio‘s most recently completed fiscal year, ABI received from the Portfolio $996, $1,471,103 and $775 front-end sales charges, Rule 12b-1 and CDSC fees, respectively.19

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $88,332 in fees from the Portfolio.

19	As a result of discussions between the Board and the Adviser, ABI will reduce the Portfolio’s Class A shares Rule 12b-1 fee payment rate from 0.30% to 0.25% effective on February 1, 2016.

AB ALL MARKET REAL RETURN PORTFOLIO •	85

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

86	• AB ALL MARKET REAL RETURN PORTFOLIO

characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1, 3, and 5 year performance returns and rankings of the Portfolio23 relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)24 for the period ended July 31, 2015.25

Portfolio	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
All Market Real Return Portfolio
1 year	-25.18	3.13	-1.74	5/5	59/59
3 year	-6.53	7.09	2.30	5/5	39/39
5 year	-1.10	7.21	3.72	5/5	21/24

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
23	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolio were provided Broadridge.

24	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

AB ALL MARKET REAL RETURN PORTFOLIO •	87

Set forth below are the 1, 3, and 5 year and since inception net performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Period Ending July 31, 2015 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
All Market Real Return Portfolio	-25.18	-6.53	-1.10	-1.24	14.69	-0.01	5
MSCI AC World Commodity Producers Index	-30.57	-6.39	-3.02	-4.23	N/A	N/A	N/A
All Market Real Return Index	-19.81	-4.17	-0.12	-0.40	14.82	0.06	5
Inception Date: March 8, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

88	• AB ALL MARKET REAL RETURN PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB ALL MARKET REAL RETURN PORTFOLIO •	89

AB Family of Funds

NOTES

90	• AB ALL MARKET REAL RETURN PORTFOLIO

NOTES

AB ALL MARKET REAL RETURN PORTFOLIO •	91

NOTES

92	• AB ALL MARKET REAL RETURN PORTFOLIO

AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

AMRR-0151-1015

OCT    10.31.15

ANNUAL REPORT

AB BOND INFLATION STRATEGY

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 21, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Bond Inflation Strategy (the “Strategy”) for the annual reporting period ended October 31, 2015. Effective January 20, 2015, the Strategy’s name changed from AllianceBernstein Bond Inflation Strategy to AB Bond Inflation Strategy.

Investment Objectives and Policies

The Strategy seeks to maximize real return without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in inflation-indexed securities (such as Treasury Inflation-Protected Securities (“TIPS”), or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (“CPI”) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may invest in other fixed-income investments such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed-income securities. While the Strategy expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Strategy may invest in derivatives, such as options, futures, forwards or swaps. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Strategy’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Strategy’s risks. The

AB BOND INFLATION STRATEGY •	1

resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Barclays 1-10 Year TIPS Index, and to the Lipper TIPS Fund Average (the “Lipper Average”) for the six- and 12-month periods ended October 31, 2015. Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some of the funds may have different investment policies and sales and management fees and fund expenses. The inception date for Class Z shares was December 11, 2014; due to limited performance history, there is no discussion of comparison to the benchmark and Lipper Average for this share class.

For the six-month period, all share classes underperformed the benchmark, before sales charges; all share classes outperformed the Lipper Average except Class C and Class R shares. For the 12-month period, all share classes underperformed the benchmark, before sales charges; all share classes outperformed the Lipper Average except Class C, Class K and Class R shares. During both periods, TIPS performed poorly on an absolute basis and relative to comparable maturity Treasuries, as a significant drop in commodity prices including oil and metals dampened inflation expectations. Currency positioning contributed to returns, specifically the Strategy’s long US dollar position against short euro, Canadian dollar and Australian dollar positions. Sector allocation detracted for both periods mainly from an overweight to investment-grade corporates, relative to the benchmark. Yield-curve positioning had an immaterial impact on performance for both periods.

During both periods, the Strategy utilized derivatives including currency forwards to manage active currency positions. Credit default swaps were utilized for hedging and investment purposes, and written options were used for hedging purposes, which had an immaterial impact on performance during both periods, in absolute terms. Treasury futures, and interest rate and CPI swaps, were utilized to manage

2	• AB BOND INFLATION STRATEGY

the duration, inflation protection, country exposure and yield curve positioning of the Strategy.

Market Review and Investment Strategy

Bond markets were volatile for the 12-month period ended October 31, 2015, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. While oil prices began to rebound in April, they again fell in August, remaining well below their price range in late 2014. These dynamics caused volatility within government bond yields, with the yield on the 10-year US Treasury ranging from 1.7% to 2.5%, ultimately ending the period at 2.2%. Adding to the volatility, the US Federal Reserve postponed its long expected interest-rate hike, alluding to emerging market turmoil as one of the reasons.

In other markets, including many in Europe where the European Central Bank implemented its quantitative easing program, some yields ended the period in negative territory. In emerging markets, political and economic instability across regions negatively affected the investment environment. Slower growth in China, Brazil and other emerging market economies caused further pressure on credit markets at the end of the 12-month period. Against this backdrop, fixed-income returns diverged between regions and sectors. Credit securities generally underperformed developed market Treasuries; developed market Treasuries generally outperformed emerging market local currency Treasuries; and investment-grade securities generally outperformed high-yield, which posted some of the worst returns across the fixed-income market, specifically within the energy and commodities sectors.

AB BOND INFLATION STRATEGY •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategy may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Strategy invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB BOND INFLATION STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Strategy shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Strategy is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus. As with all investments, you may lose money by investing in the Strategy.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB BOND INFLATION STRATEGY •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Bond Inflation Strategy
Class 1*	-2.51%	-2.04%

Class 2*	-2.45%	-1.95%

Class A	-2.59%	-2.18%

Class C	-2.95%	-2.93%

Advisor Class†	-2.45%	-1.90%

Class R†	-2.68%	-2.49%

Class K†	-2.57%	-2.24%

Class I†	-2.46%	-1.88%

Class Z†	-2.34%	-0.86%	‡

Barclays 1-10 Year TIPS Index	-1.83%	-1.24%

Lipper TIPS Fund Average	-2.60%	-2.21%

*    Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

‡      Since inception on December 11, 2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

1/26/10* TO 10/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Bond Inflation Strategy Class A shares (from 1/26/10* to 10/31/15) as compared to the performance of the Strategy’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class 1 Shares†			0.78%
1 Year	-2.04%	-2.04%
5 Years	1.49%	1.49%
Since Inception‡	2.39%	2.39%

Class 2 Shares†			0.87%
1 Year	-1.95%	-1.95%
5 Years	1.58%	1.58%
Since Inception‡	2.47%	2.47%

Class A Shares			0.47%
1 Year	-2.18%	-6.36%
5 Years	1.29%	0.41%
Since Inception‡	2.17%	1.41%

Class C Shares			-0.22%
1 Year	-2.93%	-3.89%
5 Years	0.56%	0.56%
Since Inception‡	1.44%	1.44%

Advisor Class Shares^			0.79%
1 Year	-1.90%	-1.90%
5 Years	1.57%	1.57%
Since Inception‡	2.47%	2.47%

Class R Shares^			0.13%
1 Year	-2.49%	-2.49%
5 Years	1.08%	1.08%
Since Inception‡	1.97%	1.97%

Class K Shares^			0.44%
1 Year	-2.24%	-2.24%
5 Years	1.32%	1.32%
Since Inception‡	2.21%	2.21%

Class I Shares^			0.78%
1 Year	-1.88%	-1.88%
5 Years	1.59%	1.59%
Since Inception‡	2.49%	2.49%

Class Z Shares^			0.87%
Since Inception‡	-0.86%	-0.86%
See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• AB BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.77%, 0.67%, 1.15%, 1.86%, 0.86%, 1.40%, 1.07%, 0.69% and 0.68% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expenses (exclusive of interest expense) to 0.60%, 0.50%, 0.80%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2015.

†	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges, therefore their respective NAV and SEC returns are the same.

‡	Inception date for all share classes excluding Class Z: 1/26/2010; 12/11/2014 for Class Z shares.

^	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB BOND INFLATION STRATEGY •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Return (reflects applicable sales charges)

Class 1 Shares†
1 Year	-1.95%
5 Years	1.80%
Since Inception‡	2.39%

Class 2 Shares†
1 Year	-1.87%
5 Years	1.89%
Since Inception‡	2.48%

Class A Shares
1 Year	-6.38%
5 Years	0.68%
Since Inception‡	1.38%

Class C Shares
1 Year	-3.81%
5 Years	0.87%
Since Inception‡	1.45%

Advisor Class Shares^
1 Year	-1.91%
5 Years	1.86%
Since Inception‡	2.46%

Class R Shares^
1 Year	-2.41%
5 Years	1.37%
Since Inception‡	1.97%

Class K Shares^
1 Year	-2.06%
5 Years	1.62%
Since Inception‡	2.21%

Class I Shares^
1 Year	-1.79%
5 Years	1.90%
Since Inception‡	2.49%

Class Z Shares^
Since Inception‡	-1.15%

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

10	• AB BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

†	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

‡	Inception date for all share classes excluding Class Z: 1/26/2010; 12/11/2014 for Class Z shares.

^	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

AB BOND INFLATION STRATEGY •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$974.10	$4.53	0.91%
Hypothetical**	$1,000	$1,020.62	$4.63	0.91%
Class C
Actual	$1,000	$970.50	$8.00	1.61%
Hypothetical**	$1,000	$1,017.09	$8.19	1.61%
Advisor Class
Actual	$1,000	$975.50	$3.04	0.61%
Hypothetical**	$1,000	$1,022.13	$3.11	0.61%
Class R
Actual	$1,000	$973.20	$5.42	1.09%
Hypothetical**	$1,000	$1,019.71	$5.55	1.09%
Class K
Actual	$1,000	$974.30	$4.28	0.86%
Hypothetical**	$1,000	$1,020.87	$4.38	0.86%
Class I
Actual	$1,000	$975.40	$2.94	0.59%
Hypothetical**	$1,000	$1,022.23	$3.01	0.59%

12	• AB BOND INFLATION STRATEGY

Expense Example

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class 1
Actual	$1,000	$974.90	$3.53	0.71%
Hypothetical**	$1,000	$1,021.63	$3.62	0.71%
Class 2
Actual	$1,000	$975.50	$3.04	0.61%
Hypothetical**	$1,000	$1,022.13	$3.11	0.61%
Class Z
Actual	$1,000	$976.60	$3.09	0.62%
Hypothetical**	$1,000	$1,022.08	$3.16	0.62%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.

AB BOND INFLATION STRATEGY •	13

Expense Example

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $334.7

Total Investments ($mil): $436.9

INFLATION PROTECTION BREAKDOWN*
U.S. Inflation-Protected Exposure	98.4%
Non-U.S.	—
Non-Inflation Exposure	1.6%

100%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*
Corporates – Investment Grade	14.5%
Asset-Backed Securities	11.4%
Commercial Mortgage-Backed Securities	10.2%
Collateralized Mortgage Obligations	3.1%
Quasi-Sovereigns	0.6%
Corporates – Non-Investment Grade	0.6%
Governments – Sovereign Agencies	0.5%
Governments – Sovereign Bonds	0.2%
Common Stocks	0.2%
Emerging Markets – Corporate Bonds	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES†
Inflation-Linked Securities	60.1%
Corporates – Investment Grade	14.5%
Asset-Backed Securities	8.8%
Commercial Mortgage-Backed Securities	7.8%
Corporates – Non-Investment Grade	2.5%
Collateralized Mortgage Obligations	2.4%
Quasi-Sovereigns	0.5%
Governments – Sovereign Agencies	0.4%
Governments – Treasuries	0.3%
Governments – Sovereign Bonds	0.1%
Common Stocks	0.1%
Emerging Markets – Corporate Bonds	0.0%
Short-Term	2.5%

14	• AB BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

*	All data are as of October 31, 2015. The Strategy’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Strategy’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

†	The Strategy’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Strategy (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Strategy. The Strategy uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Strategy’s total investments will generally exceed its net assets.

AB BOND INFLATION STRATEGY •	15

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2015

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 78.5%
United States – 78.5%
U.S. Treasury Inflation Index 0.125%, 4/15/17-7/15/24 (TIPS)(a)	U.S.$	173,215	$170,868,726
0.125%, 1/15/22 (TIPS)(b)		11,510	11,237,208
0.25%, 1/15/25 (TIPS)(a)		31,576	30,338,624
0.375%, 7/15/23 (TIPS)(a)		19,910	19,610,885
0.375%, 7/15/25 (TIPS)		12,446	12,139,194
0.625%, 1/15/24 (TIPS)		14,179	14,148,941
1.625%, 1/15/18 (TIPS)		4,263	4,416,851

Total Inflation-Linked Securities (cost $268,364,626)			262,760,429

CORPORATES – INVESTMENT GRADE – 18.8%
Industrial – 12.5%
Basic – 1.2%
Barrick Gold Corp. 4.10%, 5/01/23		147	136,540
Dow Chemical Co. (The) 8.55%, 5/15/19		67	80,578
Eastman Chemical Co. 3.80%, 3/15/25		300	298,385
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		124	112,375
Glencore Funding LLC 3.125%, 4/29/19(c)		1,720	1,474,900
International Paper Co. 4.75%, 2/15/22		660	708,560
LyondellBasell Industries NV 5.75%, 4/15/24		405	458,691
Minsur SA 6.25%, 2/07/24(c)		314	329,832
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		393	334,050

			3,933,911

Capital Goods – 0.3%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)		426	246,547
Yamana Gold, Inc. 4.95%, 7/15/24		853	782,638

			1,029,185

Communications - Media – 1.6%
21st Century Fox America, Inc. 3.00%, 9/15/22		1,095	1,086,825
6.15%, 3/01/37-2/15/41		331	382,987

16	• AB BOND INFLATION STRATEGY

Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

CBS Corp. 3.50%, 1/15/25	U.S.$		300	$292,342
5.75%, 4/15/20			325	364,234
Cox Communications, Inc. 2.95%, 6/30/23(c)			163	146,745
Discovery Communications LLC 3.45%, 3/15/25			323	301,520
McGraw Hill Financial, Inc. 4.40%, 2/15/26(c)			611	625,371
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)(d)			409	435,585
RELX Capital, Inc. 8.625%, 1/15/19			460	544,661
Time Warner Cable, Inc. 4.50%, 9/15/42			235	190,343
5.00%, 2/01/20			35	37,447
8.75%, 2/14/19			25	29,305
Time Warner, Inc. 3.55%, 6/01/24			537	534,726
Viacom, Inc. 3.875%, 4/01/24			339	321,484

				5,293,575

Communications - Telecommunications – 1.6%
American Tower Corp. 3.50%, 1/31/23			300	290,669
4.70%, 3/15/22			395	414,760
5.05%, 9/01/20			35	38,047
AT&T, Inc. 3.00%, 2/15/22			1,255	1,238,745
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.80%, 3/15/22			274	280,553
4.45%, 4/01/24			372	383,589
5.00%, 3/01/21			825	901,882
Rogers Communications, Inc. 4.00%, 6/06/22		CAD	55	44,232
Telefonica Emisiones SAU 5.462%, 2/16/21		U.S.$	400	446,392
Verizon Communications, Inc. 4.272%, 1/15/36			1,157	1,060,477
7.35%, 4/01/39			300	383,343

				5,482,689

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 2.597%, 11/04/19			400	396,010
5.875%, 8/02/21			640	729,522
General Motors Co. 3.50%, 10/02/18			425	432,059

				1,557,591

AB BOND INFLATION STRATEGY •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.8%
CVS Health Corp. 3.875%, 7/20/25	U.S.$	695	$714,840
Kohl’s Corp. 4.25%, 7/17/25		876	869,303
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		935	927,992

			2,512,135

Consumer Non-Cyclical – 3.5%
AbbVie, Inc. 3.60%, 5/14/25		455	447,278
Actavis Funding SCS 3.80%, 3/15/25		803	795,723
3.85%, 6/15/24		278	276,635
Agilent Technologies, Inc. 5.00%, 7/15/20		7	7,523
Altria Group, Inc. 2.625%, 1/14/20		930	938,756
4.75%, 5/05/21		195	214,704
Baxalta, Inc. 3.60%, 6/23/22(c)		700	708,505
Bayer US Finance LLC 3.375%, 10/08/24(c)		374	376,575
Becton Dickinson and Co. 3.734%, 12/15/24		388	396,984
Biogen, Inc. 3.625%, 9/15/22		436	443,293
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		81	95,792
Celgene Corp. 3.875%, 8/15/25		520	521,370
Gilead Sciences, Inc. 3.65%, 3/01/26		675	682,430
Grupo Bimbo SAB de CV 3.875%, 6/27/24(c)		648	638,779
Kraft Heinz Foods Co. 2.80%, 7/02/20(c)		350	351,361
3.50%, 7/15/22(c)		447	455,553
Kroger Co. (The) 3.40%, 4/15/22		624	636,366
Laboratory Corp. of America Holdings 3.60%, 2/01/25		275	267,662
Medtronic, Inc. 3.50%, 3/15/25		895	916,476
Perrigo Finance PLC 3.50%, 12/15/21		217	212,322
3.90%, 12/15/24		310	298,333

18	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Reynolds American, Inc. 3.25%, 11/01/22	U.S.$	284	$282,567
4.00%, 6/12/22		611	640,472
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		363	379,457
Tyson Foods, Inc. 2.65%, 8/15/19		199	200,557
3.95%, 8/15/24		650	663,595

			11,849,068

Energy – 2.2%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		350	246,512
Energy Transfer Partners LP 5.20%, 2/01/22		510	507,430
6.125%, 2/15/17		145	151,529
EnLink Midstream Partners LP 5.05%, 4/01/45		352	283,873
Enterprise Products Operating LLC 3.70%, 2/15/26		771	732,831
5.20%, 9/01/20		335	368,291
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		846	787,436
4.15%, 3/01/22		104	99,135
Marathon Petroleum Corp. 5.125%, 3/01/21		280	305,465
Noble Energy, Inc. 3.90%, 11/15/24		491	467,372
4.15%, 12/15/21		127	128,450
8.25%, 3/01/19		387	450,812
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		621	579,983
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		115	105,548
Reliance Holding USA, Inc. 5.40%, 2/14/22(c)		1,060	1,161,861
Spectra Energy Capital LLC 8.00%, 10/01/19		8	9,195
Valero Energy Corp. 6.125%, 2/01/20		476	538,684
Williams Partners LP 3.90%, 1/15/25		350	297,481
4.125%, 11/15/20		300	299,437

			7,521,325

Other Industrial – 0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(c)		356	355,037

AB BOND INFLATION STRATEGY •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.7%
KLA-Tencor Corp. 4.65%, 11/01/24	U.S.$	639	$643,444
Motorola Solutions, Inc. 7.50%, 5/15/25		505	572,260
Seagate HDD Cayman 4.75%, 1/01/25		398	357,456
Tencent Holdings Ltd. 3.375%, 5/02/19(c)		426	435,109
Total System Services, Inc. 2.375%, 6/01/18		259	258,837

			2,267,106

			41,801,622

Financial Institutions – 5.5%
Banking – 3.2%
ABN AMRO Bank NV 4.75%, 7/28/25(c)		150	151,258
Bank of America Corp. Series E 0.80%, 3/28/18(e)	EUR	900	980,729
Barclays Bank PLC 6.625%, 3/30/22(c)		101	140,359
Barclays PLC 3.65%, 3/16/25	U.S.$	294	284,334
BPCE SA 5.70%, 10/22/23(c)		213	228,037
Capital One Financial Corp. 5.25%, 2/21/17		150	156,937
Citigroup, Inc. 3.875%, 3/26/25		655	637,051
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 4.375%, 8/04/25		396	404,022
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25(c)		895	875,023
Goldman Sachs Group, Inc. (The) 1.925%, 11/29/23(e)		810	811,847
JPMorgan Chase & Co. 4.25%, 10/15/20		55	58,907
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(c)		816	836,947
Morgan Stanley Series G 4.00%, 7/23/25		171	175,848
5.50%, 7/28/21		456	516,153
Murray Street Investment Trust I 4.647%, 3/09/17		52	54,068

20	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PNC Bank NA 3.80%, 7/25/23	U.S.$	940	$972,937
Rabobank Capital Funding Trust III 5.254%, 10/21/16(c)(d)		375	381,975
Santander Bank NA 1.251%, 1/12/18(e)		890	884,896
Santander UK PLC 5.00%, 11/07/23(c)		505	526,674
Standard Chartered PLC Series E 4.00%, 7/12/22(c)		725	735,309
UBS AG/Stamford CT 7.625%, 8/17/22		465	537,810
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(c)		453	454,589

			10,805,710

Brokerage – 0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16		809	813,827

Insurance – 1.4%
American International Group, Inc. 4.875%, 6/01/22		625	695,056
6.40%, 12/15/20		205	242,060
Coventry Health Care, Inc. 5.45%, 6/15/21		415	462,235
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(c)(d)		415	430,562
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		535	592,048
5.50%, 3/30/20		24	26,821
6.10%, 10/01/41		165	197,727
Lincoln National Corp. 8.75%, 7/01/19		175	213,917
MetLife, Inc. 5.70%, 6/15/35		90	106,223
7.717%, 2/15/19		180	211,758
Series C 5.25%, 6/15/20(d)		673	679,309
Nationwide Financial Services, Inc. 5.375%, 3/25/21(c)		360	400,172
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		125	188,965
Prudential Financial, Inc. 5.625%, 6/15/43		340	355,810

			4,802,663

AB BOND INFLATION STRATEGY •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.6%
Host Hotels & Resorts LP 5.25%, 3/15/22	U.S.$	175	$187,916
Trust F/1401 5.25%, 12/15/24(c)		825	853,875
Welltower, Inc. 5.25%, 1/15/22		890	968,337

			2,010,128

			18,432,328

Utility – 0.8%
Electric – 0.7%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		340	408,171
CMS Energy Corp. 5.05%, 3/15/22		144	159,775
Constellation Energy Group, Inc. 5.15%, 12/01/20		91	99,472
Entergy Corp. 4.00%, 7/15/22		607	623,829
Exelon Corp. 2.85%, 6/15/20		570	570,454
Exelon Generation Co. LLC 4.25%, 6/15/22		416	423,901

			2,285,602

Natural Gas – 0.1%
NiSource Finance Corp. 6.80%, 1/15/19		75	85,274
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		480	500,485

			585,759

			2,871,361

Total Corporates – Investment Grade (cost $63,485,995)			63,105,311

ASSET-BACKED SECURITIES – 11.4%
Autos - Fixed Rate – 6.5%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		341	341,290
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		707	705,871
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18		558	558,354
Series 2013-4, Class A3 0.96%, 4/09/18		283	283,018
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(c)		248	248,256

22	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)	U.S.$	420		$422,210
Series 2013-2A, Class A 2.97%, 2/20/20(c)		289		290,311
Series 2014-1A, Class A 2.46%, 7/20/20(c)		1,689		1,711,966
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(c)		706		706,815
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		850		849,363
Series 2015-2, Class A3 1.31%, 8/15/19		530		526,669
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		200		201,422
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(c)		376		376,079
Series 2014-B, Class A 1.11%, 11/15/18(c)		332		331,456
Drive Auto Receivables Trust Series 2015-BA, Class A2A 0.93%, 12/15/17(c)		275		274,479
Series 2015-CA, Class A2A 1.03%, 2/15/18(c)		398		397,939
Series 2015-DA, Class A2A 1.23%, 6/15/18(c)		510		509,973
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(c)		252		252,046
Series 2015-1, Class A2 1.30%, 9/20/20(c)		720		719,010
Exeter Automobile Receivables Trust Series 2013-1A, Class A 1.29%, 10/16/17(c)		– 0	–**	373
Series 2014-1A, Class A 1.29%, 5/15/18(c)		97		97,469
Series 2014-2A, Class A 1.06%, 8/15/18(c)		125		124,782
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(c)		46		45,861
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18		225		224,318
Series 2014-2, Class A 2.31%, 4/15/26(c)		728		732,631

AB BOND INFLATION STRATEGY •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17	U.S.$	673	$674,666
Series 2015-2, Class A3 1.68%, 12/20/18		798	797,869
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(c)		599	596,667
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		415	414,210
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(c)		508	506,564
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(c)		2,185	2,181,164
Series 2013-1A, Class B2 2.48%, 8/25/19(c)		368	354,725
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(c)		495	495,193
Series 2015-B, Class A3 1.40%, 11/15/18(c)		557	558,292
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		165	165,492
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		318	317,988
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		1,193	1,193,060
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		587	589,540
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		65	65,012
Series 2015-3, Class A2A 1.02%, 9/17/18		601	601,107
Series 2015-4,Class A2A 1.20%, 12/17/18		335	334,725
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(c)		804	803,266
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(c)		286	285,906

			21,867,407

24	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Fixed Rate – 1.9%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20	U.S.$	474	$475,674
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		523	536,927
Series 2015-2, Class A 1.56%, 3/15/21		728	732,778
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		692	694,063
Chase Issuance Trust Series 2014-A1, Class A1 1.15%, 1/15/19		825	827,525
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		718	717,268
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,084	1,098,377
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		370	372,200
Series 2013-A, Class A 1.61%, 12/15/21		373	373,713
Series 2015-B,Class A 2.55%, 6/17/24		551	557,133

			6,385,658

Autos - Floating Rate – 1.2%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 0.696%, 7/15/20(c)(e)		1,037	1,031,860
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 0.766%, 1/15/22(e)		692	685,366
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.574%, 7/20/19(e)		534	531,047
Series 2015-1, Class A 0.694%, 1/20/20(e)		620	615,495
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.747%, 12/10/27(c)(e)		760	760,523
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.544%, 7/22/19(c)(e)		330	325,931

			3,950,222

AB BOND INFLATION STRATEGY •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 0.9%
Cabela’s Credit Card Master Note Trust Series 2014-1, Class A 0.546%, 3/16/20(e)	U.S.$	600	$599,112
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.546%, 8/17/20(e)		501	499,379
First National Master Note Trust Series 2013-2, Class A 0.726%, 10/15/19(e)		794	794,230
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.576%, 12/15/19(e)		910	910,307
Series 2015-A, Class A 0.676%, 2/15/22(e)		403	401,551

			3,204,579

Other ABS - Fixed Rate – 0.9%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(c)		845	845,576
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		493	493,712
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(c)		247	245,760
Series 2015-2, Class A2A 1.42%, 12/22/17(c)		286	285,987
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(c)		177	176,527
SBA Tower Trust 3.156%, 10/15/20(c)		851	850,660

			2,898,222

Total Asset-Backed Securities (cost $38,270,730)			38,306,088

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.2%
Non-Agency Fixed Rate CMBS – 8.6%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		1,705	1,797,358
Series 2007-5, Class AM 5.772%, 2/10/51		258	270,040

26	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41	U.S.$	571	$575,207
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(c)		1,070	1,091,484
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		885	904,654
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.792%, 3/15/49		209	211,885
Series 2013-GC11, Class D 4.457%, 4/10/46(c)		420	391,410
Series 2015-GC27, Class A5 3.137%, 2/10/48		707	702,432
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.766%, 5/15/46		454	479,655
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		659	680,294
Series 2007-GG9, Class A4 5.444%, 3/10/39		561	581,114
Series 2007-GG9, Class AM 5.475%, 3/10/39		598	619,123
Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		361	354,227
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.699%, 6/15/39		463	473,492
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		631	656,146
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.607%, 11/10/46(c)		368	391,803
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)		515	513,636
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		784	797,294
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.795%, 8/10/45		550	575,267
Series 2013-G1, Class A1 2.059%, 4/10/31(c)		644	631,994

AB BOND INFLATION STRATEGY •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)	U.S.$	252	$251,484
Series 2006-CB15, Class A4 5.814%, 6/12/43		424	428,932
Series 2006-LDP9, Class AM 5.372%, 5/15/47		370	378,139
Series 2007-CB19, Class AM 5.695%, 2/12/49		295	309,555
Series 2007-LD12, Class AM 6.009%, 2/15/51		245	260,353
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		1,890	1,965,895
Series 2007-LDPX, Class A3 5.42%, 1/15/49		405	418,268
Series 2008-C2, Class A1A 5.998%, 2/12/51		840	899,445
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		84	84,386
Series 2011-C5, Class D 5.323%, 8/15/46(c)		266	276,739
Series 2015-C32, Class C 4.819%, 11/15/48		545	503,156
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		670	700,692
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31		494	493,969
Series 2007-C1, Class A4 5.424%, 2/15/40		1,045	1,075,922
Series 2007-C1, Class AM 5.455%, 2/15/40		290	301,171
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(c)		625	635,716
Series 2015-3, Class A2 2.729%, 4/20/48(c)		698	701,456
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		568	581,227
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		998	1,028,584
Series 2007-9, Class A4 5.70%, 9/12/49		125	130,394

28	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49	U.S.$	277	$282,655
Series 2012-C4, Class A5 2.85%, 12/10/45		2,309	2,297,412
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		401	408,420
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D 4.803%, 11/15/45(c)		344	167,613
Series 2013-C14, Class A5 3.337%, 6/15/46		862	885,252
Series 2014-C20, Class A2 3.036%, 5/15/47		648	669,905

			28,835,255

Non-Agency Floating Rate CMBS – 1.6%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.516%, 11/15/19(c)(e)		489	489,009
Commercial Mortgage Trust Series 2014-KYO, Class A 1.096%, 6/11/27(c)(e)		775	770,076
Series 2014-SAVA, Class A 1.346%, 6/15/34(c)(e)		540	537,876
H/2 Asset Funding NRE Series 2015-1A 1.844%, 6/24/49(c)(e)		662	660,474
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.116%, 6/15/29(c)(e)		1,068	1,060,987
PFP III Ltd. Series 2014-1, Class A 1.367%, 6/14/31(c)(e)		247	245,960
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.247%, 4/15/32(c)(e)		449	447,053
Starwood Retail Property Trust Series 2014-STAR, Class A 1.416%, 11/15/27(c)(e)		614	609,238
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.471%, 12/15/47(f)		537	512,339

			5,333,012

Total Commercial Mortgage-Backed Securities (cost $34,713,804)			34,168,267

AB BOND INFLATION STRATEGY •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.1%
GSE Risk Share Floating Rate – 2.8%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.689%, 7/25/25(c)(e)	U.S.$	495	$494,665
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.447%, 11/25/23(e)		1,030	1,024,818
Series 2014-DN3, Class M3 4.197%, 8/25/24(e)		1,055	1,017,270
Series 2015-DNA1, Class M3 3.497%, 10/25/27(e)		260	245,327
Series 2015-DNA2, Class M2 2.797%, 12/25/27(e)		1,046	1,043,886
Series 2015-HQ1, Class M2 2.397%, 3/25/25(e)		410	406,588
Series 2015-HQA1, Class M2 2.844%, 3/25/28(e)		770	766,958
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.397%, 7/25/24(e)		278	277,318
Series 2014-C04, Class 1M2 5.097%, 11/25/24(e)		528	529,482
Series 2014-C04, Class 2M2 5.197%, 11/25/24(e)		195	195,966
Series 2015-C01, Class 1M2 4.497%, 2/25/25(e)		450	436,078
Series 2015-C02, Class 2M2 4.197%, 5/25/25(e)		445	422,992
Series 2015-C03, Class 1M2 5.197%, 7/25/25(e)		691	687,911
Series 2015-C03, Class 2M2 5.197%, 7/25/25(e)		679	678,478
Series 2015-C04, Class 1M2 5.894%, 4/25/28(e)		204	207,548
Series 2015-C04, Class 2M2 5.744%, 4/25/28(e)		314	318,238
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 2.947%, 11/25/25(c)(e)		250	249,791
Series 2015-WF1, Class 2M1 3.047%, 11/25/25(c)(e)		303	303,545

			9,306,859

30	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.2%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 1.896%, 7/15/36(c)(e)	U.S.$	853	$852,260

Agency Fixed Rate – 0.1%
Federal National Mortgage Association REMICS Series 2010-117, Class DI 4.50%, 5/25/25(g)		2,358	251,379

Total Collateralized Mortgage Obligations (cost $10,509,012)			10,410,498

CORPORATES – NON-INVESTMENT GRADE – 3.1%
Industrial – 1.5%
Basic – 0.2%
Novelis, Inc. 8.375%, 12/15/17		90	90,675
Teck Resources Ltd. 4.50%, 1/15/21		785	533,800

			624,475

Capital Goods – 0.1%
Sealed Air Corp. 5.25%, 4/01/23(c)		331	345,895

Communications - Media – 0.0%
CSC Holdings LLC 8.625%, 2/15/19		146	155,125

Communications - Telecommunications – 0.4%
Numericable-SFR SAS 5.375%, 5/15/22(c)	EUR	231	262,910
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	1,000	960,000

			1,222,910

Consumer Cyclical - Automotive – 0.1%
Dana Holding Corp. 6.00%, 9/15/23		147	152,145
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		190	198,740

			350,885

Consumer Cyclical - Other – 0.2%
KB Home 4.75%, 5/15/19		345	339,271
MCE Finance Ltd. 5.00%, 2/15/21(c)		405	379,688

			718,959

AB BOND INFLATION STRATEGY •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(c)	U.S.$	385	$323,881

Energy – 0.3%
DCP Midstream LLC 4.75%, 9/30/21(c)		405	358,420
ONEOK, Inc. 4.25%, 2/01/22		463	397,023
SM Energy Co. 6.50%, 1/01/23		41	40,401
Transocean, Inc. 6.50%, 11/15/20		370	296,311

			1,092,155

Technology – 0.1%
Advanced Micro Devices, Inc. 6.75%, 3/01/19		280	215,600

			5,049,885

Financial Institutions – 1.4%
Banking – 1.2%
Bank of America Corp. Series Z 6.50%, 10/23/24(d)		233	243,487
Barclays Bank PLC 6.86%, 6/15/32(c)(d)		137	156,865
7.75%, 4/10/23		372	404,085
BNP Paribas SA 7.375%, 8/19/25(c)(d)		345	357,075
Credit Agricole SA 7.875%, 1/23/24(c)(d)		248	254,200
HBOS Capital Funding LP 4.939%, 5/23/16(d)	EUR	951	1,056,225
Intesa Sanpaolo SpA 5.017%, 6/26/24(c)	U.S.$	689	690,111
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		102	111,279
Societe Generale SA 5.922%, 4/05/17(c)(d)		115	117,229
8.00%, 9/29/25(c)(d)		340	344,799
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(c)		325	342,047

			4,077,402

Finance – 0.2%
AerCap Aviation Solutions BV 6.375%, 5/30/17		200	208,500
International Lease Finance Corp. 5.875%, 4/01/19		294	315,441

32	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Navient Corp. 7.25%, 1/25/22	U.S.$	54	$53,190

			577,131

			4,654,533

Utility – 0.2%
Electric – 0.2%
AES Corp./VA 7.375%, 7/01/21		377	401,505
NRG Energy, Inc. Series WI 6.25%, 5/01/24		287	256,865

			658,370

Total Corporates – Non-Investment Grade (cost $11,193,760)			10,362,788

GOVERNMENTS – SOVEREIGN AGENCIES – 0.7%
Brazil – 0.2%
Petrobras Global Finance BV 5.75%, 1/20/20		693	591,441

Canada – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(c)		391	400,071

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		292	237,980

Israel – 0.2%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(c)		620	643,622

United Kingdom – 0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(d)		345	357,075

Total Governments – Sovereign Agencies (cost $2,378,805)			2,230,189

QUASI-SOVEREIGNS – 0.6%
Quasi-Sovereign Bonds – 0.6%
Chile – 0.3%
Corp. Nacional del Cobre de Chile 4.50%, 9/16/25(c)		575	570,330
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(c)		358	372,827

			943,157

AB BOND INFLATION STRATEGY •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(c)	U.S.$	310	$338,153

Mexico – 0.1%
Petroleos Mexicanos 3.50%, 7/18/18		256	260,352

South Korea – 0.1%
Korea National Oil Corp. 3.125%, 4/03/17(c)		450	460,283

Total Quasi-Sovereigns (cost $1,957,551)			2,001,945

GOVERNMENTS – TREASURIES – 0.4%
Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17 (cost $1,906,526)	BRL	4,905	1,203,727

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Mexico – 0.1%
Mexico Government International Bond Series E 5.95%, 3/19/19	U.S.$	168	188,916

Qatar – 0.1%
Qatar Government International Bond 4.50%, 1/20/22(c)		360	400,140

Total Governments – Sovereign Bonds (cost $546,600)			589,056

		Shares
COMMON STOCKS – 0.2%
Mt Logan Re Ltd. (Preference Shares)(h)(i) (cost $500,000)		500	530,735

		Principal Amount (000)
EMERGING MARKETS – CORPORATE BONDS – 0.1%
Industrial – 0.1%
Communications - Telecommunications – 0.1%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(c)	U.S.$	208	165,880

34	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.0%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(j)(k)	U.S.$	655	$8,515

Total Emerging Markets – Corporate Bonds (cost $567,947)			174,395

		Shares
PREFERRED STOCKS – 0.0%
Financial Institutions – 0.0%
Insurance – 0.0%
Allstate Corp. (The) 5.10% (cost $52,500)		2,100	54,033

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 3.2%
Governments – Treasuries – 2.5%
Japan – 2.5%
Japan Treasury Discount Bill Series 564 Zero Coupon, 1/25/16 (cost $8,579,832)	JPY	1,020,000	8,452,915

		Shares
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(l)(m) (cost $2,523,731)		2,523,731	2,523,731

Total Short-Term Investments (cost $11,103,563)			10,976,646

Total Investments – 130.5% (cost $445,551,419)			436,874,107
Other assets less liabilities – (30.5)%			(102,171,318)

Net Assets – 100.0%			$334,702,789

AB BOND INFLATION STRATEGY •	35

Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Year Canadian Bond Futures	31	December 2015	$3,401,138	$3,330,912	$(70,226)
U.S. T-Note 5 Yr (CBT) Futures	152	December 2015	18,185,941	18,205,564	19,623
U.S. Ultra Bond (CBT) Futures	3	December 2015	492,450	479,250	(13,200)

Sold Contracts
Euro-BOBL Futures	93	December 2015	13,103,452	13,235,457	(132,005)
U.S. Long Bond (CBT) Futures	10	December 2015	1,561,634	1,564,375	(2,741)
U.S. T-Note 10 Yr (CBT) Futures	73	December 2015	9,333,351	9,321,188	12,163

					$(186,386)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD 1,637	GBP 1,080	11/10/15	$27,531
Goldman Sachs Bank USA	USD 1,179	BRL 4,767	11/04/15	56,712
Goldman Sachs Bank USA	BRL 4,767	USD 1,235	11/04/15	(753)
Goldman Sachs Bank USA	TWD 83,246	USD 2,609	12/04/15	45,770
Goldman Sachs Bank USA	BRL 5,150	USD 1,120	1/04/17	(45,167)
HSBC Bank USA	GBP 1,126	USD 1,730	11/10/15	(5,052)
HSBC Bank USA	JPY 1,450,000	USD 12,098	11/16/15	81,007
JPMorgan Chase Bank	JPY 620,000	USD 5,199	3/25/16	45,924
Morgan Stanley Capital Services LLC	USD 851	INR 55,483	12/04/15	(7,257)
Standard Chartered Bank	BRL 4,767	USD 1,175	11/04/15	(60,841)
Standard Chartered Bank	USD 1,235	BRL 4,767	11/04/15	753
State Street Bank & Trust Co.	SGD 7,262	USD 5,185	11/06/15	1,887
State Street Bank & Trust Co.	USD 150	CAD 201	11/19/15	3,479
State Street Bank & Trust Co.	EUR 6,876	USD 7,590	12/03/15	26,311
State Street Bank & Trust Co.	USD 4,219	JPY 511,237	12/11/15	19,927

				$190,231

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price	Expiration Date	Contracts (000)	Premiums Received	U.S. $ Value
Call – USD/JPY	119.300	11/04/15	4,260	$10,075	$(3,331)

36	• AB BOND INFLATION STRATEGY

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	2.57%	$3,955	$(306,654)	$(130,548)
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	2.57	3,168	(245,621)	(165,592)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.72	18,250	(224,078)	17,211

				$(776,353)	$(278,929)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	CAD	17,120	3/10/17	0.973%	3 Month CDOR	$(32,621)
Morgan Stanley & Co., LLC/(CME Group)	AUD	22,680	3/11/17	2.140%	3 Month BBSW	(49,930)
Morgan Stanley & Co., LLC/(CME Group)		$23,060	5/18/17	0.811%	3 Month LIBOR	(101,095)
Morgan Stanley & Co., LLC/(CME Group)	CAD	15,500	6/05/17	1.054%	3 Month CDOR	(50,637)
Morgan Stanley & Co., LLC/(CME Group)	AUD	19,500	6/09/17	2.218%	3 Month BBSW	(69,341)
Morgan Stanley & Co., LLC/(CME Group)		14,040	10/30/17	1.915%	3 Month BBSW	(878)
Morgan Stanley & Co., LLC/(CME Group)		$6,980	10/31/19	3 Month LIBOR	1.747%	118,763
Morgan Stanley & Co., LLC/(CME Group)	GBP	5,640	6/05/20	6 Month LIBOR	1.651%	118,628
Morgan Stanley & Co., LLC/(CME Group)		$6,420	8/11/20	3 Month LIBOR	1.712%	94,152

AB BOND INFLATION STRATEGY •	37

Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		$2,610	1/14/24	2.980%	3 Month LIBOR	$(236,850)
Morgan Stanley & Co., LLC/(CME Group)		2,300	2/14/24	2.889%	3 Month LIBOR	(185,159)
Morgan Stanley & Co., LLC/(CME Group)		3,280	4/28/24	2.817%	3 Month LIBOR	(229,054)
Morgan Stanley & Co., LLC/(CME Group)		4,670	5/06/24	2.736%	3 Month LIBOR	(353,416)
Morgan Stanley & Co., LLC/(CME Group)		1,890	5/29/24	3 Month LIBOR	2.628%	122,662
Morgan Stanley & Co., LLC/(CME Group)		3,330	7/02/24	2.632%	3 Month LIBOR	(209,629)
Morgan Stanley & Co., LLC/(CME Group)		2,370	7/10/24	2.674%	3 Month LIBOR	(156,470)
Morgan Stanley & Co., LLC/(CME Group)		1,900	7/18/24	3 Month LIBOR	2.668%	123,241
Morgan Stanley & Co., LLC/(CME Group)		2,810	9/24/24	3 Month LIBOR	2.691%	172,504
Morgan Stanley & Co., LLC/(CME Group)	AUD	3,450	3/11/25	6 Month BBSW	2.973%	23,754
Morgan Stanley & Co., LLC/(CME Group)	NZD	3,560	6/09/25	3 Month BKBM	4.068%	141,429
Morgan Stanley & Co., LLC/(CME Group)	AUD	2,110	6/09/25	6 Month BBSW	3.384%	71,429
Morgan Stanley & Co., LLC/(CME Group)		$1,160	6/09/25	2.488%	3 Month LIBOR	(56,950)
Morgan Stanley & Co., LLC/(CME Group)		3,830	8/04/25	2.293%	3 Month LIBOR	(101,273)
Morgan Stanley & Co., LLC/(CME Group)	GBP	520	6/05/45	2.396%	6 Month LIBOR	(52,172)
Morgan Stanley & Co., LLC/(CME Group)		$490	8/06/45	2.692%	3 Month LIBOR	(19,283)
Morgan Stanley & Co., LLC/(LCH Group)	NZD	30,550	6/09/17	3.368%	3 Month BKBM	(389,578)

						$(1,307,774)

38	• AB BOND INFLATION STRATEGY

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA:
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	9.62%	$280	$34,441	$16,951	$17,490
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	5.90	534	12,354	(24,740)	37,094
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	5.90	466	10,782	(20,821)	31,603

Sale Contracts
Bank of America, NA:
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00	0.34	3,200	48,869	1,307	47,562
Credit Suisse International:
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.96	123	69	(1,212)	1,281
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.96	72	40	(633)	673
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.96	50	28	(489)	517
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.96	49	28	(485)	513
Deutsche Bank AG:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00	0.57	440	3,823	(5,843)	9,666

				$110,434	$(35,965)	$146,399

*	Termination date

AB BOND INFLATION STRATEGY •	39

Portfolio of Investments

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$7,300	1/15/16	CPI#	0.970%	$95,381
Barclays Bank PLC	2,570	7/15/19	1.370%	CPI#	(4,172)
Barclays Bank PLC	20,750	7/15/20	1.527%	CPI#	(89,273)
Barclays Bank PLC	6,950	1/15/21	1.490%	CPI#	(33,709)
Citibank, NA	7,300	1/15/16	0.945%	CPI#	(93,312)
Deutsche Bank AG	3,460	7/15/18	1.440%	CPI#	(16,624)
Deutsche Bank AG	24,000	7/15/21	1.574%	CPI#	(127,407)
JPMorgan Chase Bank, NA	8,710	1/15/20	1.795%	CPI#	(138,235)

					$(407,351)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	$1,100	2/21/42	2.813%	3 Month LIBOR	$(70,508)
Morgan Stanley Capital Services LLC	830	3/06/42	2.804%	3 Month LIBOR	(50,857)

					$(121,365)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2015
Bank of America	0.15%	1/25/16	$19,236,767
Bank of America†	0.15%	—	5,265,234
Barclays Capital, Inc.†	0.21%	—	2,401,540
HSBC Bank USA	0.40%	1/14/16	20,978,962
HSBC Bank USA	0.45%	1/25/16	25,846,980
HSBC Bank USA	0.45%	1/26/16	10,035,440
JPMorgan Chase Bank	0.37%	1/13/16	14,027,970
JPMorgan Chase Bank	0.38%	1/14/16	15,582,796

			$113,375,689

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2015

40	• AB BOND INFLATION STRATEGY

Portfolio of Investments

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the Statements of Assets and Liabilities is as follows:

Reverse Repurchase Agreements

	Overnight and Continuous	Up to 30 Days			31-90 Days	Greater than 90 Days			Total
Inflation-Linked Securities	$7,666,774	$	– 0	–	$105,708,915	$	– 0	–	$113,375,689

Total	$7,666,774	$	– 0	–	$105,708,915	$	– 0	–	$113,375,689

**	Principal amount less than 500.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate market value of these securities amounted to $54,829,892 or 16.4% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest rate was in effect at October 31, 2015.

(f)	Variable rate coupon, rate shown as of October 31, 2015.

(g)	IO – Interest Only

(h)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(i)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$500,000	$530,735	0.16%

(j)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of October 31, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/27/14	$363,153	$8,515	0.00%

(k)	Security is in default and is non-income producing.

(l)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(m)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

AB BOND INFLATION STRATEGY •	41

Portfolio of Investments

GBP – Great British Pound

INR – Indian Rupee

JPY – Japanese Yen

NZD – New Zealand Dollar

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

42	• AB BOND INFLATION STRATEGY

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2015

Assets
Investments in securities, at value
Investments in securities, at value (cost $443,027,688)	$434,350,376
Affiliated issuers (cost $2,523,731)	2,523,731
Cash collateral due from broker	1,220,455
Foreign currencies, at value (cost $8,804,310)	8,705,837
Interest receivable	1,269,999
Receivable for capital stock sold	1,180,751
Unrealized appreciation on forward currency exchange contracts	309,301
Receivable for investment securities sold	219,870
Unrealized appreciation on credit default swaps	146,399
Unrealized appreciation on inflation swaps	95,381
Upfront premium paid on credit default swaps	18,258

Total assets	450,040,358

Liabilities
Due to custodian	94,834
Options written, at value (premiums received $10,075)	3,331
Payable for reverse repurchase agreements	113,375,689
Payable for capital stock redeemed	507,190
Unrealized depreciation on inflation swaps	502,732
Payable for investment securities purchased	168,405
Unrealized depreciation on interest rate swaps	121,365
Unrealized depreciation on forward currency exchange contracts	119,070
Payable for variation margin on exchange-traded derivatives	95,686
Advisory fee payable	75,880
Upfront premium received on credit default swaps	54,223
Distribution fee payable	28,380
Administrative fee payable	16,304
Transfer Agent fee payable	7,301
Accrued expenses	167,179

Total liabilities	115,337,569

Net Assets	$334,702,789

Composition of Net Assets
Capital stock, at par	$32,296
Additional paid-in capital	353,608,703
Undistributed net investment income	2,604,789
Accumulated net realized loss on investment and foreign currency transactions	(10,815,346)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(10,727,653)

$334,702,789

See notes to financial statements.

AB BOND INFLATION STRATEGY •	43

Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$13,660,392	1,308,567	$10.44	*

C	$2,678,781	260,735	$10.27

Advisor	$18,343,353	1,753,894	$10.46

R	$20,229	1,937	$10.44

K	$1,616,053	155,023	$10.42

I	$265,136	25,535	$10.38

1	$253,401,391	24,471,985	$10.35

2	$40,896,500	3,950,151	$10.35

Z	$3,820,954	368,230	$10.38

*	The maximum offering price per share for Class A shares was $10.90 which reflects a sales charge of 4.25%.

See notes to financial statements.

44	• AB BOND INFLATION STRATEGY

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income
Interest	$5,853,593
Dividends
Affiliated issuers	7,459
Unaffiliated issuers	2,678
Other income	2,731	$5,866,461

Expenses
Advisory fee (see Note B)	1,761,015
Distribution fee—Class A	45,200
Distribution fee—Class C	31,279
Distribution fee—Class R	696
Distribution fee—Class K	4,922
Distribution fee—Class 1	272,232
Transfer agency—Class A	44,604
Transfer agency—Class C	9,615
Transfer agency—Advisor Class	51,473
Transfer agency—Class R	357
Transfer agency—Class K	3,216
Transfer agency—Class I	138
Transfer agency—Class 1	21,643
Transfer agency—Class 2	3,224
Transfer agency—Class Z	230
Custodian	203,539
Registration fees	134,991
Audit and tax	89,493
Printing	67,204
Legal	52,004
Administrative	49,296
Directors’ fees	18,330
Miscellaneous	18,513

Total expenses before interest expense	2,883,214
Interest expense	290,324

Total expenses	3,173,538
Less: expenses waived and reimbursed by the Adviser (see Note B)	(767,870)

Net expenses		2,405,668

Net investment income		3,460,793

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(1,051,151)
Securities sold short		7,590
Futures		(922,689)
Swaps		(2,440,447)
Foreign currency transactions		2,075,091
Net change in unrealized appreciation/depreciation of:
Investments		(7,869,724)
Futures		19,619
Options written		6,744
Swaps		(312,531)
Foreign currency denominated assets and liabilities		(32,574)

Net loss on investment and foreign currency transactions		(10,520,072)

Net Decrease in Net Assets from Operations		$(7,059,279)

See notes to financial statements.

AB BOND INFLATION STRATEGY •	45

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,460,793	$7,257,676
Net realized loss on investment transactions and foreign currency transactions	(2,331,606)	(3,331,693)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(8,188,466)	2,402,522

Net increase (decrease) in net assets from operations	(7,059,279)	6,328,505
Dividends to Shareholders from
Net investment income
Class A	(135,111)	(324,609)
Class C	(18,189)	(47,997)
Advisor Class	(203,846)	(187,729)
Class R	(1,105)	(2,783)
Class K	(20,282)	(29,968)
Class I	(7,362)	(52,380)
Class 1	(3,672,680)	(6,051,926)
Class 2	(556,237)	(949,413)
Class Z(a)	(14,356)	– 0	–
Capital Stock Transactions
Net decrease	(28,377,535)	(27,646,661)

Total decrease	(40,065,982)	(28,964,961)
Net Assets
Beginning of period	374,768,771	403,733,732

End of period (including undistributed net investment income of $2,604,789 and $1,795,374, respectively)	$334,702,789	$374,768,771

(a)	Commenced distributions on December 11, 2014.

See notes to financial statements.

46	• AB BOND INFLATION STRATEGY

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2015

Cash flows from operating activities
Net decrease in net assets from operations		$(7,059,279)
Reconciliation of Net Decrease in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Decrease in interest and dividends receivable	$154,333
Decrease in receivable for investments sold	8,665,967
Net accretion of bond discount and amortization of bond premium	1,814,638
Inflation index adjustment	(1,043,164)
Decrease in payable for investments purchased	(9,563,903)
Decrease in accrued expenses	(33,952)
Increase in cash collateral due from broker	(325,124)
Purchases of long-term investments	(237,515,361)
Purchases of short-term investments	(285,367,477)
Proceeds from disposition of long-term investments	256,891,052
Proceeds from disposition of short-term investments	278,110,379
Proceeds from short sales transactions, net	7,590
Proceeds from options written, net	10,075
Payments on swaps, net	(2,392,236)
Payments for exchange-traded derivatives settlements	(1,390,215)
Net realized loss on investment transactions and foreign currency transactions	2,331,606
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	8,188,466

Total adjustments		18,542,674

Net increase in cash from operating activities		$11,483,395

Financing Activities:
Redemptions of capital stock, net	(31,933,752)
Increase in due to custodian	94,834
Cash dividends paid (net of dividend reinvestments)*	(921,894)
Increase in reverse repurchase agreements	27,992,602

Net decrease in cash from financing activities		(4,768,210)
Effect of exchange rate on cash		1,986,252

Net increase in cash		8,701,437
Net change in cash
Cash at beginning of year		4,400

Cash at end of year		$8,705,837

* Reinvestment of dividends	$3,707,274
Supplemental disclosure of cash flow information:
Interest expense paid during the year	$286,229

In accordance with U.S. GAAP, the Strategy has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

AB BOND INFLATION STRATEGY •	47

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio (formerly AllianceBernstein Real Asset Strategy), the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio and the AB High Yield Portfolio. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy Portfolio (the “Strategy”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Bond Inflation Strategy Portfolio. The Strategy has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Effective December 11, 2014, the Strategy commenced offering of Class Z shares. Class B shares are not currently offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Strategy is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategy.

48	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

AB BOND INFLATION STRATEGY •	49

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

50	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2015:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$262,760,429	$	– 0	–	$262,760,429
Corporates – Investment Grade		– 0	–	63,105,311		– 0	–	63,105,311
Asset-Backed Securities		– 0	–	34,580,341		3,725,747		38,306,088
Commercial Mortgage-Backed Securities		– 0	–	26,834,483		7,333,784		34,168,267

AB BOND INFLATION STRATEGY •	51

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Corporates – Non-Investment Grade	$	– 0	–	$10,762,859		$	– 0	–	$10,762,859
Collateralized Mortgage Obligations		– 0	–	1,103,639			9,306,859		10,410,498
Quasi-Sovereigns		– 0	–	2,001,945			– 0	–	2,001,945
Governments – Sovereign Agencies		– 0	–	1,830,118			– 0	–	1,830,118
Governments – Treasuries		– 0	–	1,203,727			– 0	–	1,203,727
Governments – Sovereign Bonds		– 0	–	589,056			– 0	–	589,056
Common Stocks		– 0	–	– 0	–		530,735		530,735
Emerging Markets – Corporate Bonds		– 0	–	174,395			– 0	–	174,395
Preferred Stocks		54,033		– 0	–		– 0	–	54,033
Short-Term Investments:
Governments – Treasuries		– 0	–	8,452,915			– 0	–	8,452,915
Investment Companies		2,523,731		– 0	–		– 0	–	2,523,731

Total Investments in Securities		2,577,764		413,399,218			20,897,125		436,874,107
Other Financial Instruments*:
Assets:
Futures		31,786		– 0	–		– 0	–	31,786	#
Forward Currency Exchange Contracts		– 0	–	309,301			– 0	–	309,301
Centrally Cleared Credit Default Swaps		– 0	–	17,211			– 0	–	17,211	#
Centrally Cleared Interest Rate Swaps		– 0	–	986,562			– 0	–	986,562	#
Credit Default Swaps		– 0	–	146,399			– 0	–	146,399
Inflation (CPI) Swaps		– 0	–	95,381			– 0	–	95,381
Liabilities:
Futures		(218,172)		– 0	–		– 0	–	(218,172	)#
Forward Currency Exchange Contracts		– 0	–	(119,070)			– 0	–	(119,070)
Currency Options Written		– 0	–	(3,331)			– 0	–	(3,331)
Centrally Cleared Credit Default Swaps		– 0	–	(296,140)			– 0	–	(296,140	)#
Centrally Cleared Interest Rate Swaps		– 0	–	(2,294,336)			– 0	–	(2,294,336	)#
Inflation (CPI) Swaps		– 0	–	(502,732)			– 0	–	(502,732)
Interest Rate Swaps		– 0	–	(121,365)			– 0	–	(121,365)

Total^		$2,391,378		$411,617,098			$20,897,125		$434,905,601

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

52	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/14	$2,818,092		$3,965,975		$3,714,288
Accrued discounts/(premiums)	77		(19,882)		(144)
Realized gain (loss)	18		(1,465)		20,059
Change in unrealized appreciation/depreciation	420		(154,007)		(95,901)
Purchases/Payups	2,791,627		3,563,083		7,594,028
Sales/Paydowns	(817,655)		(19,920)		(1,925,471)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(1,066,832)		– 0	–	– 0	–

Balance as of 10/31/15	$3,725,747		$7,333,784		$9,306,859

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/15*	$420		$(154,007)		$(98,367)

	Common Stocks		Total
Balance as of 10/31/14	$ – 0	–	$10,498,355
Accrued discounts/(premiums)	– 0	–	(19,949)
Realized gain (loss)	– 0	–	18,612
Change in unrealized appreciation/depreciation	30,735		(218,753)
Purchases/Payups	500,000		14,448,738
Sales/Paydowns	– 0	–	(2,763,046)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(1,066,832)

Balance as of 10/31/15	$530,735		$20,897,125	+

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/15*	$30,735		$(221,219)

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of October 31, 2015, all Level 3 securities were priced i) at net asset value, ii) by third party vendors, or iii) using prior transaction prices, which approximates fair value.

AB BOND INFLATION STRATEGY •	53

Notes to Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign

54	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined

AB BOND INFLATION STRATEGY •	55

Notes to Financial Statements

in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (“Expense Caps”) to .80%, 1.50%, .50%, 1.00%, .75%, .50%, .60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. Prior to February 1, 2014, the Expense Caps were .75%, 1.45%, .45%, .95%, .70%, .45%, .55% and .45% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser were subject to repayment by the Strategy until January 26, 2013. No repayment was made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above, or would have exceeded the amount of offering expenses as recorded by the Strategy before January 26, 2011. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2016 and then may be extended for additional one-year terms. For the year ended October 31, 2015, such reimbursement amounted to $767,870.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2015, the reimbursement for such services amounted to $49,296.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $96,225 for the year ended October 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $233 from the sale of Class A shares and received $47 and $214 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2015.

56	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

The Strategy may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2015 (000)	Dividend Income (000)
$3,846	$276,788	$278,110	$2,524	$7

Brokerage commissions paid on investment transactions for the year ended October 31, 2015 amounted to $5,075, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares .25% of the Strategy’s average daily net assets attributable to Class K shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $232,090, $15,914, $18,962 and $1,742,684 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

AB BOND INFLATION STRATEGY •	57

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$77,396,476	$38,666,344
U.S. government securities	160,118,885	203,138,937

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$446,087,829

Gross unrealized appreciation	$1,810,665
Gross unrealized depreciation	(11,024,387)

Net unrealized depreciation	$(9,213,722)

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures

The Strategy may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are

58	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2015, the Strategy held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2015, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Strategy may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other

AB BOND INFLATION STRATEGY •	59

Notes to Financial Statements

things, the Strategy may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

During the year ended October 31, 2015, the Strategy held written options for hedging purposes.

For the year ended October 31, 2015, the Strategy had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/14	– 0	–	$	– 0	–
Options written	4,260,000			10,075
Options expired	– 0	–		– 0	–
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/15	4,260,000			$10,075

60	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

AB BOND INFLATION STRATEGY •	61

Notes to Financial Statements

At the time the Strategy enters into a centrally cleared swap, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2015, the Strategy held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on

62	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2015, the Strategy held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Strategy may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Strategy, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Strategy may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Strategy receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Strategy is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Strategy will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Strategy for the same reference obligation with the same counterparty. As of October 31, 2015, the Strategy did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Strategy had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Strategy is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Strategy is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Strategy coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Strategy.

AB BOND INFLATION STRATEGY •	63

Notes to Financial Statements

During the year ended October 31, 2015, the Strategy held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction

64	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2015, the Strategy had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,018,348	*	Receivable/Payable for variation margin on exchange-traded derivatives	$2,512,508	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	17,211	*	Receivable/Payable for variation margin on exchange-traded derivatives	296,140	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	309,301		Unrealized depreciation on forward currency exchange contracts	119,070

Foreign exchange contracts				Options written, at value	3,331

Interest rate contracts				Unrealized depreciation on interest rate swaps	121,365

Interest rate contracts	Unrealized appreciation on inflation swaps	95,381		Unrealized depreciation on inflation swaps	502,732

Credit contracts	Unrealized appreciation on credit default swaps	146,399

Total		$1,586,640			$3,555,146

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB BOND INFLATION STRATEGY •	65

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended October 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(922,689)		$19,619

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	768,987		56,265

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	– 0	–	6,744

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,326,608)		(354,221)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(113,839)		41,690

Total		$(2,594,149)		$(229,903)

The following table represents the average monthly volume of the Strategy’s derivative transactions during the year ended October 31, 2015:

Futures:
Average original value of buy contracts	$8,766,469
Average original value of sale contracts	$33,890,178
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,689,306
Average principal amount of sale contracts	$24,809,121
Interest Rate Swaps:
Average notional amount	$6,113,637

66	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

Inflation Swaps:
Average notional amount	$60,507,692
Centrally Cleared Interest Rate Swaps:
Average notional amount	$104,985,291
Credit Default Swaps:
Average notional amount of buy contracts	$1,280,000
Average notional amount of sale contracts	$4,471,231
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$22,662,538

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategy as of October 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$48,869	$	– 0	–	$	– 0	–	$	– 0	–	$48,869
Barclays Bank PLC	95,381		(95,381)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	27,531		– 0	–		– 0	–		– 0	–	27,531
Citibank, NA	57,577		(57,577)			– 0	–		– 0	–	– 0	–
Credit Suisse International	165		– 0	–		– 0	–		– 0	–	165
Deutsche Bank AG	3,823		(3,823)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	102,482		(45,920)			– 0	–		– 0	–	56,562
HSBC Bank USA	81,007		(5,052)			– 0	–		– 0	–	75,955
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	45,924		(45,924)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	753		(753)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	51,604		– 0	–		– 0	–		– 0	–	51,604

Total	$515,116		$(254,430)		$	– 0	–	$	– 0	–	$260,686	^

AB BOND INFLATION STRATEGY •	67

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$1,327	$	– 0	–		$(1,327)		$	– 0	–	$	– 0	–
Goldman Sachs & Co.**	10,139		– 0	–		(10,139)			– 0	–		– 0	–
Morgan Stanley & Co., LLC**	84,220		– 0	–		(84,220)			– 0	–		– 0	–

Total	$95,686	$	– 0	–		$(95,686)		$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$127,154		$(95,381)		$	– 0	–	$	– 0	–		$31,773
Citibank, NA	93,312		(57,577)			– 0	–		– 0	–		35,735
Deutsche Bank AG	144,031		(3,823)			– 0	–		(131,944)			8,264
Goldman Sachs Bank USA	45,920		(45,920)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	5,052		(5,052)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	141,566		(45,924)			– 0	–		– 0	–		95,642
Morgan Stanley Capital Services LLC	128,622		– 0	–		– 0	–		– 0	–		128,622
Standard Chartered Bank	60,841		(753)			– 0	–		– 0	–		60,088

Total	$746,498		$(254,430)		$	– 0	–		$(131,944)			$360,124	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Strategy may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or

68	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Strategy may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Strategy may enter into dollar rolls. Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the year ended October 31, 2015, the Strategy had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

The Strategy may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Strategy sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Strategy enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Strategy is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Strategy in the event of a default. In the event of a default by a MRA counterparty, the Strategy may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty,

AB BOND INFLATION STRATEGY •	69

Notes to Financial Statements

and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2015, the average amount of reverse repurchase agreements outstanding was $115,431,269 and the daily weighted average interest rate was 0.24%. At October 31, 2015, the Strategy had reverse repurchase agreements outstanding in the amount of $113,375,689 as reported on the statement of assets and liabilities. During the period, the Strategy received net interest payment from counterparties.

The following table presents the Strategy’s RVP liabilities by counterparty net of the related collateral pledged by the Strategy as of October 31, 2015:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Bank of America	$24,502,001	$(24,502,001)	$	– 0	–
Barclays Capital, Inc.	2,401,540	(2,401,540)		– 0	–
HSBC Bank USA	56,861,382	(56,773,117)		88,265
JPMorgan Chase Bank	29,610,766	(29,572,143)		38,623

Total	$113,375,689	$(113,248,801)		$126,888

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

Class A
Shares sold	169,441	365,636	$1,801,811	$3,958,275

Shares issued in reinvestment of dividends	11,466	26,770	120,842	291,538

Shares redeemed	(344,463)	(1,081,920)	(3,652,268)	(11,685,187)

Net decrease	(163,556)	(689,514)	$(1,729,615)	$(7,435,374)

Class C
Shares sold	44,035	18,830	$461,102	$201,233

Shares issued in reinvestment of dividends	1,497	3,806	15,586	41,032

Shares redeemed	(122,764)	(230,439)	(1,282,056)	(2,459,540)

Net decrease	(77,232)	(207,803)	$(805,368)	$(2,217,275)

70	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

Advisor Class
Shares sold	513,914	1,013,910	$5,473,679	$10,977,539

Shares issued in reinvestment of dividends	17,717	15,279	186,880	166,616

Shares redeemed	(273,750)	(269,728)	(2,917,777)	(2,933,678)

Net increase	257,881	759,461	$2,742,782	$8,210,477

Class R
Shares sold	2,736	3,557	$29,226	$38,616

Shares issued in reinvestment of dividends	104	255	1,105	2,783

Shares redeemed	(22,219)	(1,811)	(237,039)	(19,578)

Net increase (decrease)	(19,379)	2,001	$(206,708)	$21,821

Class K
Shares sold	42,242	90,056	$449,842	$974,305

Shares issued in reinvestment of dividends	1,925	2,755	20,281	29,968

Shares redeemed	(95,208)	(70,120)	(1,009,773)	(753,094)

Net increase (decrease)	(51,041)	22,691	$(539,650)	$251,179

Class I
Shares sold	28,559	60,929	$302,454	$660,107

Shares issued in reinvestment of dividends	688	4,646	7,241	50,358

Shares redeemed	(82,025)	(231,495)	(865,824)	(2,489,428)

Net decrease	(52,778)	(165,920)	$(556,129)	$(1,778,963)

Class 1
Shares sold	3,177,028	8,046,926	$33,474,332	$86,492,452

Shares issued in reinvestment of dividends	276,081	421,004	2,888,583	4,555,895

Shares redeemed	(5,915,647)	(10,830,473)	(62,348,456)	(116,610,335)

Net decrease	(2,462,538)	(2,362,543)	$(25,985,541)	$(25,561,988)

AB BOND INFLATION STRATEGY •	71

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2015	Year Ended October 31, 2014		Year Ended October 31, 2015	Year Ended October 31, 2014

Class 2
Shares sold	1,143,181	1,144,093		$12,002,916		$12,184,729

Shares issued in reinvestment of dividends	43,283	70,568		452,514		763,421

Shares redeemed	(1,654,114)	(1,126,681)		(17,603,900)		(12,084,688)

Net increase (decrease)	(467,650)	87,980		$(5,148,470)		$863,462

Class Z(a)
Shares sold	407,576	– 0	–	$4,264,298	$	– 0	–

Shares issued in reinvestment of dividends	1,367	– 0	–	14,242		– 0	–

Shares redeemed	(40,713)	– 0	–	(427,376)		– 0	–

Net increase	368,230	– 0	–	$3,851,164	$	– 0	–

(a)	Commenced distributions on December 11, 2014.

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Strategy’s assets can decline as can the real value of the Strategy’s distributions.

72	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

AB BOND INFLATION STRATEGY •	73

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$4,629,168	$7,646,805

Total taxable distributions paid	$4,629,168	$7,646,805

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,563,654
Accumulated capital and other losses	(10,535,991	)(a)
Unrealized appreciation/(depreciation)	(10,834,598	)(b)

Total accumulated earnings/(deficit)	$(18,806,935	)(c)

(a)	At October 31, 2015, the Strategy had a net capital loss carryforward of $10,535,991.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Strategy had a net short-term capital loss carryforward of $2,747,614 and a net long-term capital loss carryforward of $7,788,377, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and swap clearing fees, reclassifications of foreign currency

74	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

and paydown gains/losses, and the tax treatment of Treasury inflation-protected securities resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

AB BOND INFLATION STRATEGY •	75

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.77	$ 10.81	$ 11.36	$ 10.81	$ 10.53

Income From Investment Operations
Net investment income(a)(b)	.08	.17	.09	.13	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.31)	(.04)	(.57)	.56	.21

Net increase (decrease) in net asset value from operations	(.23)	.13	(.48)	.69	.59

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.17)	(.07)	(.14)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–

Total dividends and distributions	(.10)	(.17)	(.07)	(.14)	(.31)

Net asset value, end of period	$ 10.44	$ 10.77	$ 10.81	$ 11.36	$ 10.81

Total Return
Total investment return based on net asset value(d)	(2.18)%	1.16%	(4.23)%	6.41%	5.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,660	$15,860	$23,358	$17,627	$9,732
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.88%	.81%	.80%	.81%	.78%
Expenses, before waivers/reimbursements(e)	1.36%	1.15%	1.18%	1.25%	1.87%
Net investment income(b)	.75%	1.57%	.80%	1.20%	3.59%
Portfolio turnover rate**	51%	77%	93%	32%	38%

See footnote summary on page 84.

76	• AB BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.64	$ 10.71	$ 11.28	$ 10.78	$ 10.50

Income From Investment Operations
Net investment income(a)(b)	.00	(c)	.07	.00	(c)	.04	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.31)	(.01)	(.56)	.56	.22

Net increase (decrease) in net asset value from operations	(.31)	.06	(.56)	.60	.52

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.13)	(.01)	(.10)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–

Total dividends and distributions	(.06)	(.13)	(.01)	(.10)	(.24)

Net asset value, end of period	$ 10.27	$ 10.64	$ 10.71	$ 11.28	$ 10.78

Total Return
Total investment return based on net asset value(d)	(2.93)%	.50%	(4.98)%	5.61%	5.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,679	$3,596	$5,845	$7,991	$6,782
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.58%	1.51%	1.51%	1.51%	1.49%
Expenses, before waivers/reimbursements(e)	2.07%	1.86%	1.86%	1.96%	2.84%
Net investment income(b)	.06%	.70%	.01%	.39%	2.82%
Portfolio turnover rate**	51%	77%	93%	32%	38%

See footnote summary on page 84.

AB BOND INFLATION STRATEGY •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.79	$ 10.82	$ 11.39	$ 10.83	$ 10.55

Income From Investment Operations
Net investment income(a)(b)	.13	.19	.06	.16	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.33)	(.03)	(.52)	.56	.24

Net increase (decrease) in net asset value from operations	(.20)	.16	(.46)	.72	.63

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.19)	(.11)	(.16)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–

Total dividends and distributions	(.13)	(.19)	(.11)	(.16)	(.35)

Net asset value, end of period	$ 10.46	$ 10.79	$ 10.82	$ 11.39	$ 10.83

Total Return
Total investment return based on net asset value(d)	(1.90)%	1.50%	(4.06)%	6.69%	6.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,343	$16,144	$7,969	$5,499	$2,325
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.58%	.52%	.51%	.51%	.49%
Expenses, before waivers/reimbursements(e)	1.06%	.86%	.87%	.95%	1.80%
Net investment income(b)	1.23%	1.77%	.54%	1.52%	3.70%
Portfolio turnover rate**	51%	77%	93%	32%	38%

See footnote summary on page 84.

78	• AB BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.78	$ 10.81	$ 11.34	$ 10.79	$ 10.50

Income From Investment Operations
Net investment income (loss)(a)(b)	(.08)	.14	.06	.11	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)	(.02)	(.57)	.55	.15

Net increase (decrease) in net asset value from operations	(.27)	.12	(.51)	.66	.58

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.15)	(.02)	(.11)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–

Total dividends and distributions	(.07)	(.15)	(.02)	(.11)	(.29)

Net asset value, end of period	$ 10.44	$ 10.78	$ 10.81	$ 11.34	$ 10.79

Total Return
Total investment return based on net asset value(d)	(2.49)%	1.10%	(4.51)%	6.18%	5.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20	$230	$209	$539	$488
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.06%	1.01%	1.01%	1.01%	.98%
Expenses, before waivers/reimbursements(e)	1.50%	1.40%	1.44%	1.60%	2.16%
Net investment income (loss)(b)	(.68)%	1.26%	.49%	.98%	4.16%
Portfolio turnover rate**	51%	77%	93%	32%	38%

See footnote summary on page 84.

AB BOND INFLATION STRATEGY •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.77	$ 10.80	$ 11.35	$ 10.79	$ 10.50

Income From Investment Operations
Net investment income(a)(b)	.07	.17	.09	.13	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.31)	(.03)	(.57)	.57	.31

Net increase (decrease) in net asset value from operations	(.24)	.14	(.48)	.70	.59

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.17)	(.07)	(.14)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–

Total dividends and distributions	(.11)	(.17)	(.07)	(.14)	(.30)

Net asset value, end of period	$ 10.42	$ 10.77	$ 10.80	$ 11.35	$ 10.79

Total Return
Total investment return based on net asset value(d)	(2.24)%	1.31%	(4.26)%	6.51%	5.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,616	$2,219	$1,981	$2,007	$566
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.83%	.76%	.76%	.77%	.75%
Expenses, before waivers/reimbursements(e)	1.17%	1.07%	1.12%	1.27%	2.39%
Net investment income(b)	.70%	1.57%	.80%	1.19%	2.76%
Portfolio turnover rate**	51%	77%	93%	32%	38%

See footnote summary on page 84.

80	• AB BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.73	$ 10.77	$ 11.33	$ 10.78	$ 10.51

Income From Investment Operations
Net investment income (loss)(a)(b)	(.06)	.22	.10	.18	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)	(.06)	(.55)	.53	.36

Net increase (decrease) in net asset value from operations	(.20)	.16	(.45)	.71	.63

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.20)	(.11)	(.16)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.20)	(.11)	(.16)	(.36)

Net asset value, end of period	$ 10.38	$ 10.73	$ 10.77	$ 11.33	$ 10.78

Total Return
Total investment return based on net asset value(d)	(1.88)%	1.52%	(4.00)%	6.65%	6.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$265	$841	$2,631	$267	$76
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.57%	.51%	.50%	.52%	.50%
Expenses, before waivers/reimbursements(e)	.76%	.69%	.83%	.95%	1.91%
Net investment income (loss)(b)	(.50)%	2.06%	1.10%	1.54%	3.67%
Portfolio turnover rate**	51%	77%	93%	32%	38%

See footnote summary on page 84.

AB BOND INFLATION STRATEGY •	81

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.71	$ 10.76	$ 11.33	$ 10.78	$ 10.51

Income From Investment Operations
Net investment income(a)(b)	.10	.19	.12	.16	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.32)	(.04)	(.58)	.55	.28

Net increase (decrease) in net asset value from operations	(.22)	.15	(.46)	.71	.62

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.20)	(.11)	(.16)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–

Total dividends and distributions	(.14)	(.20)	(.11)	(.16)	(.35)

Net asset value, end of period	$ 10.35	$ 10.71	$ 10.76	$ 11.33	$ 10.78

Total Return
Total investment return based on net asset value(d)	(2.04)%	1.38%	(4.08)%	6.63%	6.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$253,402	$288,565	$315,187	$193,864	$105,201
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.68%	.61%	.60%	.61%	.58%
Expenses, before waivers/reimbursements(e)	.87%	.77%	.81%	.96%	1.20%
Net investment income(b)	.98%	1.75%	1.05%	1.41%	3.24%
Portfolio turnover rate**	51%	77%	93%	32%	38%

See footnote summary on page 84.

82	• AB BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.71	$ 10.75	$ 11.33	$ 10.77	$ 10.51

Income From Investment Operations
Net investment income(a)(b)	.11	.20	.12	.14	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.32)	(.03)	(.58)	.59	.23

Net increase (decrease) in net asset value from operations	(.21)	.17	(.46)	.73	.62

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.21)	(.12)	(.17)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.21)	(.12)	(.17)	(.36)

Net asset value, end of period	$ 10.35	$ 10.71	$ 10.75	$ 11.33	$ 10.77

Total Return
Total investment return based on net asset value(d)	(1.95)%	1.55%	(4.06)%	6.80%	6.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,897	$47,314	$46,554	$47,200	$16,550
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.58%	.51%	.51%	.51%	.49%
Expenses, before waivers/reimbursements(e)	.77%	.67%	.71%	.86%	1.84%
Net investment income(b)	1.09%	1.87%	1.05%	1.36%	3.73%
Portfolio turnover rate**.	51%	77%	93%	32%	38%

See footnote summary on page 84.

AB BOND INFLATION STRATEGY •	83

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
December 11, 2014(f) to October 31, 2015

Net asset value, beginning of period	$ 10.62

Income From Investment Operations
Net investment income(a)(b)	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.28)

Net increase (decrease) in net asset value from operations	(.09)

Less: Dividends
Dividends from net investment income	(.15)

Net asset value, end of period	$ 10.38

Total Return
Total investment return based on net asset value(d)	(.86)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,821
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.61%^
Expenses, before waivers/reimbursements(e)	.84%^
Net investment income(b)	2.09%^
Portfolio turnover rate**	51%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense

84	• AB BOND INFLATION STRATEGY

Financial Highlights

	Year Ended October 31,
	2015	2014	2013	2012	2011

Class A
Net of waivers/reimbursements	.80%	.79%	.75%	.75%	.75%
Before waivers/reimbursements	1.28%	1.13%	1.12%	1.18%	1.83%
Class C
Net of waivers/reimbursements	1.50%	1.48%	1.45%	1.45%	1.45%
Before waivers/reimbursements	1.99%	1.84%	1.81%	1.90%	2.80%
Advisor Class
Net of waivers/reimbursements	.50%	.49%	.45%	.45%	.45%
Before waivers/reimbursements	.98%	.84%	.82%	.89%	1.76%
Class R
Net of waivers/reimbursements	1.00%	.99%	.95%	.95%	.95%
Before waivers/reimbursements	1.44%	1.38%	1.39%	1.54%	2.13%
Class K
Net of waivers/reimbursements	.75%	.74%	.70%	.70%	.70%
Before waivers/reimbursements	1.09%	1.05%	1.06%	1.21%	2.34%
Class I
Net of waivers/reimbursements	.50%	.49%	.45%	.45%	.45%
Before waivers/reimbursements	.69%	.67%	.78%	.89%	1.86%
Class 1
Net of waivers/reimbursements	.60%	.59%	.55%	.55%	.55%
Before waivers/reimbursements	.79%	.74%	.76%	.89%	1.18%
Class 2
Net of waivers/reimbursements	.50%	.49%	.45%	.45%	.45%
Before waivers/reimbursements	.69%	.64%	.66%	.80%	1.80%
Class Z(g)
Net of waivers/reimbursements	.50%^
Before waivers/reimbursements	.73%^

(f)	Commencement of distributions.

(g)	Commenced distribution on December 11, 2014.

^	Annualized.

**	The Strategy accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

AB BOND INFLATION STRATEGY •	85

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Bond Inflation Strategy Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Bond Inflation Strategy Portfolio (the “Fund”) (formerly AllianceBernstein Bond Inflation Strategy Portfolio), one of the portfolios constituting the AB Bond Fund, Inc. (formerly AllianceBernstein Bond Fund, Inc.) as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (including the period December 11, 2014 (commencement of distribution) to October 31, 2015 for Class Z shares). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Bond Inflation Strategy Portfolio, one of the portfolios constituting the AB Bond Fund, Inc., at October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (including the period December 11, 2014 (commencement of distribution) to October 31, 2015 for Class Z shares), in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2015

86	• AB BOND INFLATION STRATEGY

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategy during the taxable year ended October 31, 2015.

For foreign shareholders, 64.25% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB BOND INFLATION STRATEGY •	87

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2) , Vice President

Rajen B. Jadav(2), Vice President

Shawn E. Keegan(2), Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s U.S. Core Fixed-Income Team. Mr. Paul J. DeNoon, Mr. Rajen B. Jadav, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

88	• AB BOND INFLATION STRATEGY

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

AB BOND INFLATION STRATEGY •	89

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ++ Chairman of the Board 74 (2005)	Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investment experience, including five interim or full-time CEO roles and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ++ 73 (1998)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

90	• AB BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ++ 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of The Merger Fund (registered investment company) since prior to 2010 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ++ 83 (1998)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

AB BOND INFLATION STRATEGY •	91

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ++ 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ++ 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	110	None

92	• AB BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ++ 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, ++ 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

AB BOND INFLATION STRATEGY •	93

Management of the Fund

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

94	• AB BOND INFLATION STRATEGY

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Rajen B. Jadav 40	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2010.

Shawn E. Keegan 44	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2010.

Douglas J. Peebles 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Greg J. Wilensky 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS,** with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB BOND INFLATION STRATEGY •	95

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”) in respect of AB Bond Inflation Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

1	The Senior Officer’s fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Fund or the Strategy do not include “AB.”

96	• AB BOND INFLATION STRATEGY

product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Strategy	Category	Net Assets 9/30/15 ($MM)	Advisory Fee Based on % of Average Daily Net Assets
Bond Inflation Strategy	High Income	$339.5	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s fiscal year ended October 31, 2014, the Adviser received $51,054 (0.012% of the Strategy’s average daily net assets) for providing such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period:5

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Semi-annual total expense ratios are unaudited.

AB BOND INFLATION STRATEGY •	97

	Expense Cap Pursuant to Expense Limitation Undertaking[6]					Gross Expense Ratio[7]		Fiscal Year End
Strategy		Current		Effective 02/01/16
Bond Inflation Strategy[8],[9]	Advisor Class A Class C Class R Class K Class I Class Z10 Class 1 Class 2	0.50 0.80 1.50 1.00 0.75 0.50 0.50 0.60 0.50	% % % % % % % % %	0.50 0.75 1.50 1.00 0.75 0.50 0.50 0.60 0.50	% % % % % % % % %	0.96 1.26 1.97 1.45 1.08 0.68 0.80 0.80 0.70	% % % % % % % % %	Oct. 31 (ratios as of Apr. 30, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be

6	The expense cap pursuant to the expense limitation undertaking for the Strategy excludes interest expense.

7	Annualized.

8	The Rule 12b-1 fee for Class A shares will bill reduced from 0.30% to 0.25%, effective on February 1, 2016. The expense cap for Class A shares will be reduced from 0.80% to 0.75%.

9	The Strategy’s expense ratios exclude interest expense of 0.06% for Advisor Class, Class A, Class C, Class R, Class K, Class I, Class 1, and Class 2 shares, and 0.07% for Class Z shares.

10	Class Z shares commenced on December 11, 2014.

98	• AB BOND INFLATION STRATEGY

competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.11 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Strategy had the AB Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2015 net assets.12

Strategy	Net Assets 09/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Bond Inflation Strategy	$339.5	TIPS Plus 0.50% on 1st $30 million 0.20% on the balance Minimum account size: $25m	0.227%	0.500%

The Adviser provides sub-advisory investment services to certain other investment companies managed by another fund family that have a somewhat similar investment style as the Strategy. Set forth below are the advisory fee schedules of such sub-advisory relationships, their effective fees and the Strategy’s advisory fees based on the Strategy’s assets as of September 30, 2015:13

11	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

12	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

AB BOND INFLATION STRATEGY •	99

Strategy	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee (%)	Fund Advisory Fee(%)
Bond Inflation Strategy[14]	Client #1	AB Sub-Advisory Fee Schedule: 0.15% of average daily net assets	0.150% (Fee to AB)	0.500%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Strategy by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Strategy, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved, and other competitive factors between the Strategy and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.15, 16 Broadridge’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current

14	It should be noted that the advisory fee paid by the shareholders of the sub-advisory relationship is higher than the fee charged to the Strategy.

15	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Strategy’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Strategy’s investment classification/objective continued to be determined by Lipper.

16	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense rations than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

100	• AB BOND INFLATION STRATEGY

asset level of the Strategy, to the median of the Strategy’s Broadridge Expense Group (“EG”) and the Strategy’s contractual management fee ranking.17

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Bond Inflation Strategy	0.500	0.416	9/12

Broadridge also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same Lipper investment classification/objective and load type as the subject Strategy.18 Pro-forma total expense ratio (italicized) is shown to reflect the Strategy’s anticipated 12b-1 fee reduction.

Strategy	Total Expense Ratio (%)[19]	Broadridge EG Median (%)	Broadridge EG Rank	Broadridge EU Median (%)	Broadridge EU Rank
Bond Inflation Strategy	0.790	0.813	6/12	0.813	9/22
Pro-forma	0.740	0.813	4/12	0.813	4/22
Based on this analysis, considering pro-forma information where available, the Strategy has a more favorable ranking on a total expense ratio basis than on a management fee basis.

17	The contractual management fee is calculated by Broadridge using the Strategy’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest fee rate in the Broadridge peer group.

18	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Most recently completed fiscal year Class A share total expense ratio. The total expense ratio information provided by Broadridge was estimated by Lipper, and there may be a slight difference compared to the Adviser’s total expense ratio due to rounding.

AB BOND INFLATION STRATEGY •	101

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s most recently completed fiscal year, ABI received from the Strategy $601, $438,801 and $319 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.20

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

20	As a result of discussions between the Board and the Adviser, ABI will reduce the Strategy’s Class A distribution service fee payment rate from 0.30% to 0.25% effective on February 1, 2016.

102	• AB BOND INFLATION STRATEGY

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $74,080 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

22	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

AB BOND INFLATION STRATEGY •	103

of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 and 3 year performance return and rankings of the Strategy24 relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)25 for the periods ended July 31, 2015.26

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Bond Inflation Strategy
1 year	-2.65	-2.60	-2.55	7/12	19/31
3 year	-0.88	-1.80	-1.80	2/10	5/26
5 year	2.24	2.55	2.49	6/9	15/23

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Broadridge.

25	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

26	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

104	• AB BOND INFLATION STRATEGY

Set forth below are the 1, 3, and 5 year and since inception net performance returns of the Strategy (in bold)27 versus its benchmark.28 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Period Ending July 31, 2015 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Bond Inflation Strategy	-2.65	-0.88	2.24	2.47	4.03	0.55	5
Barclays 1-10yr TIPS Index	-1.80	-0.92	2.25	2.43	3.68	0.60	5
Inception Date: January 6, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

27	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

28	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2015.

29	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

AB BOND INFLATION STRATEGY •	105

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

106	• AB BOND INFLATION STRATEGY

AB Family of Funds

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

NOTES

AB BOND INLFATION STRATEGY •	107

NOTES

108	• AB BOND INFLATION STRATEGY

AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BIS-0151-1015

OCT    10.31.15

ANNUAL REPORT

AB CREDIT LONG/SHORT PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 16, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Credit Long/Short Portfolio (the “Fund”) for the annual reporting period ended October 31, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Credit Long/Short Portfolio to AB Credit Long/Short Portfolio.

Investment Objectives and Policies

The Fund’s investment objective is to seek absolute return over a full market cycle. At least 80% of the Fund’s net assets will under normal circumstances be invested in long and short positions in credit-related instruments. For purposes of this 80% requirement, credit-related instruments will include any type of fixed-income security, such as corporate bonds, convertible fixed-income securities, preferred stocks, US government and agency securities, securities of foreign governments and supranational entities, mortgage-related and asset-backed securities, and loan participations. It is expected that a substantial portion of the Fund’s long and short positions will relate to fixed-income securities rated below investment grade (commonly known as “junk bonds”).

In selecting securities for purchase or sale by the Fund and securities for the Fund to take short positions in, AllianceBernstein L.P. (the “Adviser”) will attempt to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser will combine quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

Under normal market conditions, the net exposure of the Fund (long exposure minus short exposure) will range between 150% and -150%. For example, the Fund may hold long positions in fixed-income securities with a value equal to 95% of its net assets and hold short positions equal to 75% of its net assets, resulting in 20% net long exposure. The Fund may also take long and short positions in equity securities.

Short positions may be effectuated through derivative instruments or through conventional short sales. When the Fund sells securities short, it sells a security that it does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market at a later date and returns it to the lender. The Adviser expects that the Fund’s long positions will be effectuated both through derivatives and actual purchases of fixed-income securities. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term, and expects to maintain a weighted average duration of between -3 and 6 years. The Fund would have a negative duration when the Adviser expects the value of the Fund’s assets to increase as interest rates rise.

While the Fund’s investments will be focused on US dollar-denominated securities, the Fund may invest to a

AB CREDIT LONG/SHORT PORTFOLIO •	1

lesser extent in securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so. The Fund may take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities denominated in that currency.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency derivatives to hedge foreign currency exposure.

The Fund may borrow money and enter into transactions such as reverse repurchase agreements that are similar to borrowings (in addition to the borrowing of securities inherent in short sale transactions) for investment purposes. As a result of these borrowing transactions and the use of derivatives, the Fund will at times be highly leveraged, with aggregate exposure (long and short) substantially in excess of its net assets.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 7 shows the Fund’s performance compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month US Treasury Bill Index, for the six- and 12-month periods ended October 31, 2015.

All share classes of the Fund underperformed the benchmark for both periods before sales charges, primarily driven by the underperformance of single-name long positions, relative to the benchmark. In particular, long positions in the securities of US sub investment-grade issuers detracted, with particular underperformance from the securities of energy, metals and mining issuers. These losses were partially offset by gains from single name shorts in the US sub investment-grade energy, metals and mining, and chemicals, as well as gains from single-name shorts in European investment-grade credits across a variety of sectors. Further, capital structure relative value trades, which involve going long one security in a company’s capital structure while at the same time going short another security in the same company’s capital structure, contributed to performance during both periods.

The Fund utilized derivatives including interest rate swaps for hedging purposes, and purchased options, Treasury futures and currency forwards for hedging and investment purposes, which detracted from performance during both periods, in absolute terms; written options and

2	• AB CREDIT LONG/SHORT PORTFOLIO

swaptions, credit default swaps and total return swaps for hedging and investment purposes added to performance during both periods.

Market Review and Investment Strategy

Global credit markets were under pressure during the 12-month period ended October 31, 2015, with particular pressure on emerging markets and US high yield credit. Questions regarding global growth, the outlook for energy and industrial commodities, and global central bank policy all weighed on global financial markets. With the heightened volatility in the overall capital markets, the Fund’s Investment Policy Team (the “Team”) has generally maintained a broadly neutral risk allocation; its focus remains on identifying idiosyncratic relative value opportunities.

The Team has kept the Fund’s overall positioning in Europe relatively conservative, with a modest net short exposure in select securities it believes are overvalued. With ongoing weakness in commodity prices, the Team still believes that a cautious, fundamentally-driven approach to the energy and mining sectors remains warranted, given the potential downside risks. Lastly, the Team continues to invest premium in downside hedging strategies, with a focus on limiting the Fund’s market-related downside.

AB CREDIT LONG/SHORT PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Bank of America Merrill Lynch® 3-Month US Treasury Bill Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 3-Month US Treasury Bill Index measures the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. A fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB CREDIT LONG/SHORT PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers.

These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB CREDIT LONG/SHORT PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB CREDIT LONG/SHORT PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Credit Long/Short Portfolio*
Class A	-0.30%	-0.75%

Class C	-0.71%	-1.55%

Advisor Class†	-0.20%	-0.55%

BofA ML 3-Month US Treasury Bill Index	0.01%	0.02%

*    The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

5/7/14* TO 10/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Credit Long/Short Portfolio Class A shares (from 5/7/14* to 10/31/15) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/7/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB CREDIT LONG/SHORT PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			-4.19%
1 Year	-0.75%	-4.93%
Since Inception†	-0.12%	-2.98%

Class C Shares			-5.13%
1 Year	-1.55%	-2.53%
Since Inception†	-0.90%	-0.90%

Advisor Class Shares‡			-4.14%
1 Year	-0.55%	-0.55%
Since Inception†	0.10%	0.10%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 4.29%, 6.31% and 5.37% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, dividend expense, borrowing costs and brokerage expense on securities sold short to 1.35%, 2.10% and 1.10% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2015.

†	Inception date: 5/7/2014.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• AB CREDIT LONG/SHORT PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.49%
Since Inception†	-3.44%

Class C Shares
1 Year	-1.84%
Since Inception†	-1.10%

Advisor Class Shares‡
1 Year	0.14%
Since Inception†	-0.11%

†	Inception date: 5/7/2014.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

AB CREDIT LONG/SHORT PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$997.00	$27.18	5.40%
Hypothetical**	$1,000	$997.98	$27.19	5.40%
Class C
Actual	$1,000	$992.90	$30.79	6.13%
Hypothetical**	$1,000	$994.30	$30.81	6.13%
Advisor Class
Actual	$1,000	$998.00	$25.73	5.11%
Hypothetical**	$1,000	$999.45	$25.75	5.11%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• AB CREDIT LONG/SHORT PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $21.3

SECTOR BREAKDOWN*

	Long	Short

Bank Loans	0.6%	—%
Collateralized Mortgage Obligations	1.7	—
Common Stocks	2.3	—
Corporates – Investment Grade	24.7	-21.9
Corporates – Non-Investment Grade	39.1	-31.8
Emerging Markets – Corporate Bonds	1.0	—
Emerging Markets – Sovereigns	0.9	-0.8
Governments – Sovereign Agencies	2.1	—
Governments – Treasuries	0.7	—
Investment Companies	4.9	—
Options Purchased – Puts	0.1	—
Preferred Stocks	0.8	—
Quasi-Sovereigns	1.2	-1.0
Warrants	0.1	—

NET COUNTRY EXPOSURE (TOP THREE)*

Long

United States	22.3%
Germany	2.8
Brazil	1.9

Short

Spain	-3.3%
Denmark	-2.0
Italy	-1.4

TEN LARGEST HOLDINGS*

Long

Company

Volkswagen Group of America Finance LLC	2.8%
CCO Safari II LLC	2.5
Odebrecht Finance Ltd.	2.2
BlackRock Debt Strategies Fund, Inc.	2.0
Windstream Services LLC	2.0
Teck Resources Ltd.	1.9
Lloyds Bank PLC	1.9
ArcelorMittal	1.8
Hewlett Packard Enterprise Co.	1.8
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	1.8

Short

Company

TDC A/S	-2.4%
Odebrecht Finance Ltd.	-2.2
NXP BV/NXP Funding LLC	-2.0
United Rentals North America, Inc.	-2.0
Chubb Corp. (The)	-1.8
Rent-A-Center Inc./TX	-1.8
MPLX LP	-1.7
Kinder Morgan, Inc./DE	-1.7
CNH Industrial Finance Europe SA	-1.5
Hexion, Inc.	-1.5

*	Holdings are expressed as a percentage of total net assets and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

AB CREDIT LONG/SHORT PORTFOLIO •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2015

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 39.1%
Industrial – 32.8%
Basic – 4.0%
ArcelorMittal 6.00%, 8/05/20	U.S.$	400	$380,750
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)(b)		35	7,700
Peabody Energy Corp. 6.00%, 11/15/18		55	9,625
10.00%, 3/15/22(c)		25	6,750
Teck Resources Ltd. 5.40%, 2/01/43		745	398,575
6.25%, 7/15/41		24	13,560
Thompson Creek Metals Co., Inc. 7.375%, 6/01/18		57	23,940

			840,900

Capital Goods – 1.0%
Berry Plastics Corp. 6.00%, 10/15/22(c)		83	86,735
Bombardier, Inc. 6.125%, 1/15/23(c)		15	11,625
7.50%, 3/15/25(c)		138	107,295

			205,655

Communications - Media – 5.0%
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(c)		62	59,566
CSC Holdings LLC 5.25%, 6/01/24		60	52,769
DISH DBS Corp. 5.875%, 11/15/24		66	63,129
iHeartCommunications, Inc. 6.875%, 6/15/18		104	89,440
9.00%, 9/15/22		95	77,663
10.00%, 1/15/18		35	18,550
Neptune Finco Corp. 6.625%, 10/15/25(c)		200	211,250
Univision Communications, Inc. 5.125%, 2/15/25(c)		88	86,460
Virgin Media Finance PLC 5.75%, 1/15/25(c)		200	196,500
Ziggo Bond Finance BV 5.875%, 1/15/25(c)		205	195,262

			1,050,589

12	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 6.4%
Communications Sales & Leasing, Inc./CSL Capital LLC 6.00%, 4/15/23(c)	U.S.$	157	$152,290
8.25%, 10/15/23		160	147,920
Frontier Communications Corp. 11.00%, 9/15/25(c)		146	153,026
Sprint Capital Corp. 8.75%, 3/15/32		80	72,000
Sprint Corp. 7.125%, 6/15/24		135	118,547
T-Mobile USA, Inc. 6.375%, 3/01/25		100	100,250
Wind Acquisition Finance SA 7.375%, 4/23/21(c)		200	201,500
Windstream Services LLC 6.375%, 8/01/23		523	414,477

			1,360,010

Consumer Cyclical - Automotive – 0.2%
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(c)		60	48,150

Consumer Cyclical - Other – 1.2%
MDC Holdings, Inc. 5.50%, 1/15/24		8	8,160
6.00%, 1/15/43		42	34,020
PulteGroup, Inc. 6.00%, 2/15/35		140	138,950
6.375%, 5/15/33		51	52,581
7.875%, 6/15/32		19	21,993

			255,704

Consumer Cyclical - Retailers – 2.8%
American Tire Distributors, Inc. 10.25%, 3/01/22(c)		100	101,000
Argos Merger Sub, Inc. 7.125%, 3/15/23(c)		149	156,822
Cash America International, Inc. 5.75%, 5/15/18		120	120,900
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(c)(d)		33	34,277
Party City Holdings, Inc. 6.125%, 8/15/23(c)		124	127,720
Rite Aid Corp. 6.125%, 4/01/23(c)		55	59,263

			599,982

AB CREDIT LONG/SHORT PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 3.5%
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(c)(d)	U.S.$	110	$100,650
HCA, Inc. 4.25%, 10/15/19		126	129,774
Post Holdings, Inc. 7.75%, 3/15/24(c)		73	77,745
8.00%, 7/15/25(c)		77	83,545
PRA Holdings, Inc. 9.50%, 10/01/23(c)		54	60,885
Sun Products Corp. (The) 7.75%, 3/15/21(c)		48	45,000
Tenet Healthcare Corp. 6.875%, 11/15/31		110	99,000
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(c)		66	55,522
6.75%, 8/15/18(c)		100	96,510

			748,631

Energy – 6.4%
Antero Resources Corp. 5.125%, 12/01/22		18	16,155
6.00%, 12/01/20		89	85,440
Chesapeake Energy Corp. 3.571%, 4/15/19(e)		200	129,000
Cobalt International Energy, Inc. 2.625%, 12/01/19(f)		64	46,080
Denbury Resources, Inc. 4.625%, 7/15/23		135	90,112
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		200	184,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.875%, 6/01/25		400	374,000
Sabine Pass Liquefaction LLC 5.625%, 3/01/25(c)		268	256,945
Transocean, Inc. 6.80%, 3/15/38		200	127,000
Whiting Petroleum Corp. 1.25%, 4/01/20(c)(f)		48	42,270

			1,351,002

Other Industrial – 1.5%
General Cable Corp. 4.50%, 11/15/29(f)(g)		85	58,066
Laureate Education, Inc. 10.00%, 9/01/19(c)		331	263,145

			321,211

14	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.6%
Avaya, Inc. 7.00%, 4/01/19(c)	U.S.$	25	$20,313
10.50%, 3/01/21(c)		112	43,400
Energizer Holdings, Inc. 5.50%, 6/15/25(c)		67	68,340

			132,053

Transportation - Services – 0.2%
Con-way, Inc. 6.70%, 5/01/34		75	49,821

			6,963,708

Financial Institutions – 5.2%
Banking – 4.0%
ABN AMRO Bank NV 4.31%, 3/10/16(h)	EUR	71	78,270
Barclays Bank PLC 6.86%, 6/15/32(c)(h)	U.S.$	73	83,585
Credit Agricole SA 6.625%, 9/23/19(c)(h)		210	206,850
Danske Bank A/S 5.684%, 2/15/17(h)	GBP	56	87,625
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)	U.S.$	85	92,732
Societe Generale SA 8.00%, 9/29/25(c)(h)		200	202,823
UBS Preferred Funding Trust V Series 1 6.243%, 5/15/16(h)		94	95,175

			847,060

Finance – 0.9%
Enova International, Inc. 9.75%, 6/01/21		96	81,360
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(c)		129	101,265

			182,625

Other Finance – 0.3%
CNG Holdings, Inc. 9.375%, 5/15/20(c)		33	16,706
iPayment, Inc. 9.50%, 12/15/19(c)		1	1,151
Series AI 9.50%, 12/15/19		11	11,771
Speedy Group Holdings Corp. 12.00%, 11/15/17(c)		55	39,600

			69,228

			1,098,913

AB CREDIT LONG/SHORT PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 1.1%
Electric – 1.1%
Calpine Corp. 7.875%, 1/15/23(c)	U.S.$	61	$65,499
NRG Energy, Inc. 6.25%, 7/15/22		23	21,160
6.625%, 3/15/23		42	39,060
Series WI 6.25%, 5/01/24		21	18,795
Talen Energy Supply LLC 4.60%, 12/15/21		118	101,276

			245,790

Total Corporates – Non-Investment Grade (cost $8,748,638)			8,308,411

CORPORATES – INVESTMENT GRADE – 24.7%
Industrial – 18.7%
Basic – 0.4%
Newmont Mining Corp. 4.875%, 3/15/42		100	79,674

Capital Goods – 3.6%
Odebrecht Finance Ltd. 7.125%, 6/26/42(c)		800	474,000
Yamana Gold, Inc. 4.95%, 7/15/24		324	297,274

			771,274

Communications - Media – 2.5%
CCO Safari II LLC 4.908%, 7/23/25(c)		205	208,379
6.484%, 10/23/45(c)		307	318,357

			526,736

Consumer Cyclical - Automotive – 2.8%
Volkswagen Group of America Finance LLC 2.45%, 11/20/19(c)		615	588,143

Consumer Cyclical - Retailers – 1.6%
CVS Health Corp. 5.125%, 7/20/45		309	331,274

Consumer Non-Cyclical – 1.2%
Gilead Sciences, Inc. 4.75%, 3/01/46		255	257,952

Energy – 3.7%
Cenovus Energy, Inc. 4.45%, 9/15/42		135	108,619
Encana Corp. 5.15%, 11/15/41		100	78,574

16	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kinder Morgan, Inc./DE Series G 7.80%, 8/01/31	U.S.$	335	$339,409
Weatherford International Ltd./Bermuda 5.95%, 4/15/42		400	271,000

			797,602

Services – 0.7%
Amazon.com, Inc. 4.95%, 12/05/44		135	140,718

Technology – 2.2%
Hewlett Packard Enterprise Co. 6.35%, 10/15/45(c)		390	377,799
Hewlett-Packard Co. 6.00%, 9/15/41		100	96,163

			473,962

			3,967,335

Financial Institutions – 6.0%
Banking – 4.8%
Bank of America Corp. 4.25%, 10/22/26		200	200,605
BPCE SA 5.70%, 10/22/23(c)		200	214,119
Citigroup, Inc. 4.30%, 11/20/26		200	200,774
Lloyds Bank PLC 6.50%, 9/14/20(c)		350	403,885

			1,019,383

Brokerage – 0.8%
GFI Group, Inc. 8.625%, 7/19/18		155	168,175

Finance – 0.4%
HSBC Finance Capital Trust IX 5.911%, 11/30/35		100	100,100

			1,287,658

Total Corporates – Investment Grade (cost $5,588,919)			5,254,993

		Shares
INVESTMENT COMPANIES – 4.9%
Funds and Investment Trusts – 4.9%
BlackRock Corporate High Yield Fund, Inc.		30,199	313,767
BlackRock Debt Strategies Fund, Inc.		122,300	423,158
Wells Fargo Advantage Income Opportunities Fund		39,092	308,045

Total Investment Companies (cost $1,080,444)			1,044,970

AB CREDIT LONG/SHORT PORTFOLIO •	17

Portfolio of Investments

Company		Shares	U.S. $ Value

COMMON STOCKS – 2.3%
Clear Channel Outdoor Holdings, Inc. – Class A(i)		4,650	$34,782
DISH Network Corp. – Class A(i)		400	25,188
Dynegy, Inc.(i)		1,496	29,067
eDreams ODIGEO SA(i)		5,380	14,376
Eldorado Resorts, Inc.(i)		2,665	26,384
EMC Corp./MA		1,459	38,255
Emeco Holdings Ltd.(i)		92,500	3,609
Enova International, Inc.(i)		1,000	13,000
EP Energy Corp. – Class A(i)		1,479	8,149
General Motors Co.		1,700	59,347
Hovnanian Enterprises, Inc. – Class A(i)		2,224	4,582
International Game Technology PLC		1,678	27,217
iPayment, Inc.(i)		714	3,675
Koninklijke KPN NV		6,700	24,550
LyondellBasell Industries NV – Class A		230	21,369
MDC Holdings, Inc.		1,466	38,101
Navistar International Corp.(i)		3,120	38,376
Nortek, Inc.(i)		590	36,197
Townsquare Media, Inc. – Class A(i)		2,620	28,715
Triangle Petroleum Corp.(i)		3,670	4,404
Whiting Petroleum Corp.(i)		660	11,372

Total Common Stocks (cost $629,129)			490,715

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 2.1%
Brazil – 1.1%
Petrobras Global Finance BV 5.625%, 5/20/43	U.S.$	350	229,530

United Kingdom – 1.0%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(h)		205	212,175

Total Governments – Sovereign Agencies (cost $432,434)			441,705

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.7%
Non-Agency Fixed Rate – 1.7%
Alternative Loan Trust Series 2005-86CB, Class A8 5.50%, 2/25/36		86	79,938

18	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CHL Mortgage Pass-Through Trust Series 2006-9, Class A11 6.00%, 5/25/36	U.S.$	84	$77,837
GSR Mortgage Loan Trust Series 2006-9F, Class 4A1 6.50%, 10/25/36		41	35,415
Morgan Stanley Mortgage Loan Trust Series 2007-10XS, Class A2 6.25%, 7/25/47		89	64,506
Wells Fargo Mortgage Backed Securities Trust Series 2007-10, Class 1A7 6.00%, 7/25/37		33	32,919
Series 2007-2, Class 1A18 5.75%, 3/25/37		70	67,769

Total Collateralized Mortgage Obligations (cost $364,895)			358,384

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Venezuela – 1.2%
Petroleos de Venezuela SA 6.00%, 5/16/24(c) (cost $386,125)		700	247,800

EMERGING MARKETS – CORPORATE BONDS – 1.0%
Industrial – 1.0%
Basic – 1.0%
Sappi Papier Holding GmbH 7.75%, 7/15/17(c) (cost $213,207)		200	208,000

EMERGING MARKETS – SOVEREIGNS – 0.9%
Venezuela – 0.9%
Venezuela Government International Bond 9.25%, 9/15/27 (cost $196,259)		450	196,875

		Shares
PREFERRED STOCKS – 0.8%
Financial Institutions – 0.5%
REITS – 0.5%
Public Storage Series W 5.20%		4,550	112,431

AB CREDIT LONG/SHORT PORTFOLIO •	19

Portfolio of Investments

Company		Shares	U.S. $ Value

Industrial – 0.3%
Energy – 0.3%
Energy XXI Ltd. 5.625%		500	$12,000
Halcon Resources Corp. 5.75%		150	24,900
Magnum Hunter Resources Corp. 8.00%		1,400	1,918
Sanchez Energy Corp. 4.875%		1,550	24,606

			63,424

Total Preferred Stocks (cost $237,016)			175,855

		Principal Amount (000)
GOVERNMENTS – TREASURIES – 0.7%
Brazil – 0.7%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/24 (cost $151,158)	BRL	240	154,107

BANK LOANS – 0.6%
Industrial – 0.6%
Basic – 0.1%
Magnetation LLC 12.00%, 3/07/16(j)(k)	U.S.$	38	33,544

Communications - Media – 0.5%
TWCC Holding Corp. 7.00%, 6/26/20(e)		100	99,781

Total Bank Loans (cost $136,593)			133,325

		Contracts
OPTIONS PURCHASED – PUTS – 0.1%
Options on Equities – 0.1%
Tesla Motors, Inc. Expiration: Jan 2016, Exercise Price: $ 130.00(i)(l)		11	1,155
Tesla Motors, Inc. Expiration: Jan 2016, Exercise Price: $ 190.00(i)(l)		11	11,138

			12,293

Options on Funds and Investment Trusts – 0.0%
Boardwalk Real Estate Investment Trust Expiration: Nov 2015, Exercise Price: CAD 52.00(i)(m)		1,669	484

20	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Contracts	U.S. $ Value

SPDR S&P 500 ETF Trust Expiration: Nov 2015, Exercise Price: $ 200.00(i)(l)	13	$1,014
SPDR S&P 500 ETF Trust Expiration: Nov 2015, Exercise Price: $ 194.00(i)(l)	21	724
SPDR S&P 500 ETF Trust Expiration: Nov 2015, Exercise Price: $ 187.00(i)(l)	20	300

		2,522

	Notional Amount (000)
Swaptions – 0.0%
CDX-NAHY.25 RTP, Barclays Bank PLC (Buy Protection) Expiration: Nov 2015, Exercise Rate: 101.00%(i)	670	1,296

Total Options Purchased – Puts (premiums paid $49,211)		16,111

	Shares
WARRANTS – 0.1%
iPayment Holdings, Inc., expiring 12/29/22(i)(j)(k) (cost $4,988)	13,856	13,856

	Contracts
OPTIONS PURCHASED – CALLS – 0.1%
Options on Equities – 0.1%
Beazer Homes USA, Inc. Expiration: Nov 2015, Exercise Price: $ 22.00(i)(l)	21	315
Diageo PLC Expiration: Dec 2015, Exercise Price: GBP 20.00(i)(m)	7,696	1,897
iShares iBoxx High Yield Corp. Expiration: Dec 2015, Exercise Price: $ 89.00(i)(l)	119	1,190

		3,402

Options on Indices – 0.0%
EURO STOXX 50 Index Expiration: Nov 2015, Exercise Price: EUR 3,500.00(i)(m)	126	2,597

AB CREDIT LONG/SHORT PORTFOLIO •	21

Portfolio of Investments

Company		Contracts	U.S. $ Value

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Nov 2015, Exercise Price: $ 210.00(i)(l)		11	$1,721
SPDR S&P 500 ETF Trust Expiration: Dec 2015, Exercise Price: $ 227.00(i)(l)		86	430

			2,151

		Notional Amount (000)
Swaptions – 0.0%
CDX-NAHY.24 RTR, Deutsche Bank AG (Sell Protection) Expiration: Nov 2015, Exercise Rate: 106.50%(i)		1,000	1,190

Total Options Purchased – Calls (premiums paid $16,385)			9,340

		Shares
SHORT-TERM INVESTMENTS – 13.0%
Investment Companies – 12.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(n)(o) (cost $2,653,060)		2,653,060	2,653,060

		Principal Amount (000)
U.S. Treasury Bills – 0.5%
U.S. Treasury Bill Zero Coupon, 1/21/16(p) (cost $99,995)	U.S.$	100	99,995

Total Short-Term Investments (cost $2,753,055)			2,753,055

Total Investments Before Securities Sold Short – 93.3% (cost $20,988,456)			19,807,502

SECURITIES SOLD SHORT – (55.5)%
CORPORATES – NON-INVESTMENT GRADE – (31.8)%
Financial Institutions – (3.9)%
Banking – (2.0)%
Bankia SA 3.50%, 1/17/19(c)	EUR	(200)	(232,201)

22	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UniCredit SpA 8.00%, 6/03/24(c)(h)	U.S.$	(200)	$(196,750)

			(428,951)

Finance – (0.9)%
iStar, Inc. 5.00%, 7/01/19		(200)	(195,750)

Other Finance – (1.0)%
International Personal Finance PLC 5.75%, 4/07/21(c)	EUR	(200)	(206,734)

			(831,435)

Industrial – (26.4)%
Basic – (4.6)%
ArcelorMittal 2.875%, 7/06/20(c)		(300)	(295,916)
Chemtura Corp. 5.75%, 7/15/21	U.S.$	(200)	(203,000)
Hexion, Inc. 6.625%, 4/15/20		(200)	(169,500)
8.875%, 2/01/18		(200)	(153,000)
TPC Group, Inc. 8.75%, 12/15/20(c)		(200)	(163,520)

			(984,936)

Capital Goods – (6.4)%
Ball Corp. 5.25%, 7/01/25		(200)	(203,250)
BlueLine Rental Finance Corp. 7.00%, 2/01/19(c)		(200)	(201,750)
Clean Harbors, Inc. 5.125%, 6/01/21		(198)	(203,247)
CNH Industrial Finance Europe SA Series G 2.75%, 3/18/19(c)	EUR	(300)	(324,782)
United Rentals North America, Inc. 6.125%, 6/15/23	U.S.$	(400)	(417,400)

			(1,350,429)

Communications - Media – (1.8)%
Intelsat Jackson Holdings SA 7.50%, 4/01/21		(200)	(180,500)
Lamar Media Corp. 5.875%, 2/01/22		(200)	(212,000)

			(392,500)

Consumer Cyclical - Automotive – (3.9)%
American Axle & Manufacturing, Inc. 6.625%, 10/15/22		(200)	(212,500)
Dana Holding Corp. 6.00%, 9/15/23		(200)	(207,000)

AB CREDIT LONG/SHORT PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Jaguar Land Rover Automotive PLC 5.625%, 2/01/23(c)	U.S.$	(192)	$(197,760)
Lear Corp. 5.375%, 3/15/24		(195)	(202,312)

			(819,572)

Consumer Cyclical - Retailers – (1.8)%
Rent-A-Center Inc./TX 6.625%, 11/15/20		(400)	(376,000)

Consumer Non-Cyclical – (2.5)%
ACCO Brands Corp. 6.75%, 4/30/20		(200)	(213,000)
HCA, Inc. 5.875%, 5/01/23		(197)	(208,820)
Unilabs Subholding AB 8.50%, 7/15/18(c)	EUR	(100)	(114,674)

			(536,494)

Energy – (1.5)%
California Resources Corp. 6.00%, 11/15/24	U.S.$	(100)	(68,000)
Chesapeake Energy Corp. 5.75%, 3/15/23		(200)	(126,000)
Sanchez Energy Corp. 7.75%, 6/15/21		(100)	(79,500)
Ultra Petroleum Corp. 6.125%, 10/01/24(c)		(100)	(56,000)

			(329,500)

Other Industrial – (0.9)%
Unifrax I LLC/Unifrax Holding Co. 7.50%, 2/15/19(c)		(200)	(193,000)

Services – (1.0)%
Realogy Group LLC/Realogy Co-Issuer Corp. 4.50%, 4/15/19(c)		(200)	(206,000)

Technology – (2.0)%
NXP BV/NXP Funding LLC 5.75%, 2/15/21(c)		(400)	(418,000)

			(5,606,431)

Utility – (1.5)%
Electric – (1.5)%
Calpine Corp. 6.00%, 1/15/22(c)		(189)	(198,639)
Enel SpA 6.50%, 1/10/74(c)	EUR	(100)	(118,888)

			(317,527)

Total Corporates – Non-Investment Grade (proceeds $7,095,005)			(6,755,393)

24	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – (21.9)%
Financial Institutions – (3.5)%
Banking – (1.7)%
BNP Paribas SA 2.875%, 3/20/26(c)	EUR	(150)	$(168,602)
Intesa Sanpaolo SpA 4.00%, 10/30/23(c)		(150)	(192,530)

			(361,132)

Insurance – (1.8)%
Chubb Corp. (The) 6.375%, 4/15/37	U.S.$	(400)	(384,000)

			(745,132)

Industrial – (18.4)%
Basic – (2.2)%
Barrick Gold Corp. 4.10%, 5/01/23		(300)	(278,654)
Newmont Mining Corp. 3.50%, 3/15/22		(200)	(184,621)

			(463,275)

Capital Goods – (2.2)%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)		(800)	(463,000)

Communications - Telecommunications – (3.5)%
TDC A/S 5.625%, 2/23/23(c)	GBP	(300)	(503,050)
Telefonica Emisiones SAU Series G 3.987%, 1/23/23(c)	EUR	(200)	(249,889)

			(752,939)

Consumer Non-Cyclical – (2.2)%
Carrefour SA 1.75%, 7/15/22(c)		(200)	(227,914)
Casino Guichard Perrachon SA 3.311%, 1/25/23(c)		(200)	(233,367)

			(461,281)

Energy – (6.3)%
Cenovus Energy, Inc. 3.80%, 9/15/23	U.S.$	(200)	(190,371)
Encana Corp. 3.90%, 11/15/21		(200)	(185,996)
Kinder Morgan, Inc./DE 4.30%, 6/01/25		(400)	(361,814)
MPLX LP 4.00%, 2/15/25		(400)	(364,985)

AB CREDIT LONG/SHORT PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Repsol International Finance BV 3.625%, 10/07/21(c)	EUR	(200)	$(241,372)

			(1,344,538)

Services – (1.0)%
Amazon.com, Inc. 3.80%, 12/05/24	U.S.$	(200)	(208,699)

Technology – (1.0)%
Hewlett-Packard Co. 4.65%, 12/09/21		(200)	(207,832)

			(3,901,564)

Total Corporates – Investment Grade (proceeds $5,087,914)			(4,646,696)

QUASI-SOVEREIGNS – (1.0)%
Quasi-Sovereign Bonds – (1.0)%
Venezuela – (1.0)%
Petroleos de Venezuela SA 5.375%, 4/12/27(c) (proceeds $357,239)		(600)	(207,000)

EMERGING MARKETS – SOVEREIGNS – (0.8)%
Venezuela – (0.8)%
Venezuela Government International Bond 9.375%, 1/13/34 (proceeds $163,388)		(400)	(161,000)

Total Securities Sold Short (proceeds $12,703,546)			(11,770,089)

Total Investments – 37.8% (cost $8,284,909)			8,037,413
Other assets less liabilities – 62.2%			13,215,617

Net Assets – 100.0%			$21,253,030

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index Futures	3	December 2015	$104,933	$112,263	$7,330
EURO-BUND Futures	4	December 2015	673,168	691,505	18,337
Russell 2000 Mini Futures	1	December 2015	115,412	115,830	418

26	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2015	Unrealized Appreciation/ (Depreciation)
Sold Contracts
S&P 500 E Mini Futures	2	December 2015	$200,284	$207,370	$(7,086)
U.S. Long Bond (CBT) Futures	8	December 2015	1,250,887	1,251,500	(613)
U.S. T-Note 10 Yr (CBT) Futures	4	December 2015	512,377	510,750	1,627

					$20,013

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	EUR	6	USD	7	12/03/15	$49
Deutsche Bank AG	BRL	146	USD	36	11/04/15	(1,451)
Deutsche Bank AG	USD	38	BRL	146	11/04/15	23
Royal Bank of Scotland PLC	USD	376	GBP	245	11/10/15	1,588
Standard Chartered Bank	BRL	340	USD	87	11/04/15	(1,275)
Standard Chartered Bank	USD	87	BRL	340	11/04/15	717
Standard Chartered Bank	BRL	243	USD	62	12/02/15	(734)
State Street Bank & Trust Co.	DKK	365	USD	55	11/05/15	1,576
State Street Bank & Trust Co.	USD	37	DKK	242	11/05/15	(1,275)
State Street Bank & Trust Co.	GBP	3	USD	4	11/10/15	23
State Street Bank & Trust Co.	USD	51	GBP	33	11/10/15	(212)
State Street Bank & Trust Co.	CAD	139	USD	104	11/19/15	(2,410)
State Street Bank & Trust Co.	BRL	185	USD	47	12/02/15	(315)
State Street Bank & Trust Co.	EUR	82	USD	91	12/03/15	517
State Street Bank & Trust Co.	USD	2,514	EUR	2,277	12/03/15	(8,715)
State Street Bank & Trust Co.	AUD	5	USD	3	12/18/15	– 0	–^

$(11,894)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
iShares iBoxx High Yield Corp.(l)	119	$76.00	December 2015	$4,636	$(1,547)
SPDR S&P 500 ETF Trust(l)	20	177.00	November 2015	1,339	(120)
SPDR S&P 500 ETF Trust(l)	21	184.00	November 2015	944	(231)
SPDR S&P 500 ETF Trust(l)	13	190.00	November 2015	402	(279)
Taylor Morrison Home Corp.(l)	17	22.50	January 2016	4,557	(7,225)
Tesla Motors, Inc.(l)	22	160.00	January 2016	31,943	(7,425)

				$43,821	$(16,827)

AB CREDIT LONG/SHORT PORTFOLIO •	27

Portfolio of Investments

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put – CDX-NAHY Series 24, 5 Year Index	Deutsche Bank AG	Sell	101.00%	11/18/15	$1,000	$594	$(115)
Put – CDX-NAHY Series 24, 5 Year Index	Barclays Bank PLC	Sell	98.00	11/18/15	670	603	(280)

						$1,197	$(395)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)%	3.09%		$660	$(51,098)	$(3,511)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(5.00)	3.59		277	(17,537)	(212)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(5.00)	3.59		495	(31,316)	(16,004)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)	4.27		400	(14,863)	(4,551)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.72		2,500	(30,696)	8,551
iTraxx-XOVER Series 23, 5 Year, 6/20/20*	(5.00)	3.13	EUR	180	(16,544)	(3,221)
iTraxx-XOVER Series 23, 5 Year, 6/20/20*	(5.00)	3.13		720	(66,177)	(7,765)
Sale Contracts
Morgan Stanley & Co. LLC/(CME):
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.09		$495	38,323	5,345
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.09		165	12,775	4,534
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.59		396	25,053	14,061
iTraxx-XOVER Series 23, 5 Year, 6/20/20*	5.00	3.13	EUR	180	16,544	1,096
iTraxx-XOVER Series 23, 5 Year, 6/20/20*	5.00	3.13		840	76,694	(3,703)

					$(58,842)	$(5,380)

*	Termination date

28	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)	$250	5/09/19	1.732%	3 Month LIBOR	$(6,345)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC:
Australia and New Zealand Banking Group Ltd., 3.75%, 3/10/17, 9/20/20*	(1.00)%	0.78%		$200	$(2,218)	$(3,059)	$841
Boyd Gaming Corp., 7.125%, 2/01/16, 12/20/20*	(5.00)	2.42		200	(25,837)	(20,757)	(5,080)
Commonwealth Bank of Australia, 4.25%, 11/10/16, 9/20/20*	(1.00)	0.78		200	(2,227)	(3,059)	832
Federative Republic of Brazil, 4.25%, 1/07/25, 12/20/20*	(1.00)	4.34		400	58,893	57,362	1,531
National Australia Bank Ltd., 3.625%, 11/08/17, 9/20/20*	(1.00)	0.72		200	(2,783)	(3,059)	276
Stena Aktiebolag, 6.125%, 2/01/17, 12/20/20*	(5.00)	5.00	EUR	170	(1,111)	1,572	(2,683)
Teck Resources Limited, 3.15% 1/15/17, 12/20/20*	(5.00)	10.57		$400	76,495	97,442	(20,947)
Weatherford International Ltd., 4.50%, 4/15/22, 12/20/20*	(1.00)	5.71		400	78,552	66,772	11,780
Westpac banking Corp., 4.25%, 9/22/16, 9/20/20*	(1.00)	0.78		200	(2,219)	(3,059)	840

AB CREDIT LONG/SHORT PORTFOLIO •	29

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
Windstream Services, LLC, 7.875%, 11/01/17, 12/20/20*	(5.00)%	7.54%		$400	$38,334	$56,849		$(18,515)
Citibank, NA:
Alcoa, Inc., 5.72%, 2/23/19, 12/20/20*	(1.00)	2.99		200	18,252	32,436		(14,184)
ArcelorMittal, 6.125%, 6/01/18, 12/20/20*	(1.00)	6.04	EUR	160	37,060	24,469		12,591
Dell, Inc., 7.10%, 4/15/28, 12/20/19*	(1.00)	2.64		200	12,453	9,021		3,432
J. C. Penney Co., Inc., 6.375%, 10/15/36, 6/20/16*	(5.00)	0.06		100	(2,875)	1,372		(4,247)
Quest Diagnostics, Inc., 6.95%, 7/01/37, 12/20/20*	(1.00)	0.79		500	(5,715)	(1,937)		(3,778)
Renault, 5.625%, 3/22/17, 12/20/19*	(1.00)	1.00	EUR	160	(233)	– 0	–	(233)
Republic of Colombia, 10.375%, 1/28/33, 12/20/20*	(1.00)	2.07		400	20,055	21,460		(1,405)
Republic of Indonesia, 6.875%, 3/09/17, 12/20/20*	(1.00)	2.18		400	21,897	22,135		(238)
Republic of South Africa, 5.50%, 3/09/20, 12/20/20*	(1.00)	2.50		400	27,920	30,187		(2,267)
Republic of Turkey, 11.875%, 1/15/30, 12/20/20*	(1.00)	2.50		400	27,875	28,605		(730)
Russian Federation, 7.50%, 3/31/30, 12/20/20*	(1.00)	2.77		400	32,502	37,439		(4,937)
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	(5.00)	8.90		1,000	132,035	99,458		32,577
Credit Suisse International:
BellSouth Corp., 6.55% 6/15/34, 9/20/19*	(1.00)	0.60		1,000	(15,880)	(19,060)		3,180
ConAgra Foods, Inc., 7.00%, 10/01/28, 12/20/21*	(1.00)	1.05		600	2,695	(5,321)		8,016

30	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Western Union Co. (The), 3.65% 8/22/18, 9/20/17*	(1.00)%	0.32%		$600	$(8,116)	$(5,028)	$(3,088)
Deutsche Bank AG:
Lloyds Bank PLC, 1.50%, 5/02/17, 12/20/19*	(1.00)	0.40	EUR	470	(13,441)	(10,207)	(3,234)
Goldman Sachs International:
Amkor Technology, Inc., 6.625%, 6/01/21, 12/20/20*	(5.00)	3.23		$100	(8,777)	(4,927)	(3,850)
Teck Resources Ltd., 3.15%, 1/15/17, 6/20/18*	(1.00)	7.87		250	40,499	5,333	35,166
Teck Resources Ltd., 3.15% 1/15/17, 12/20/20*	(5.00)	10.57		200	38,247	31,135	7,112
Transocean, Inc., 7.375%, 4/15/18, 3/20/20*	(5.00)	8.75		320	39,133	23,410	15,723
JPMorgan Chase Bank, NA:
Kohl’s Corp., 6.25%, 12/15/17, 6/20/17*	(1.00)	0.30		400	(4,675)	(2,847)	(1,828)
Repsol, S.A., 4.875%, 2/19/19, 12/20/20*	(1.00)	1.81	EUR	200	8,516	11,073	(2,557)
Morgan Stanley Capital Services LLC:
ArcelorMittal, 6.125%, 6/01/18, 12/20/20*	(1.00)	6.04		210	48,646	45,444	3,202
British Telecommunications PLC, 5.75%, 12/07/28, 12/20/20*	(1.00)	0.78		960	(12,799)	(10,685)	(2,114)
Chesapeake Energy Corp., 6.625%, 8/15/20, 9/20/20*	(5.00)	16.40		$200	63,868	28,621	35,247
Koninklijke KPN N.V., 7.50%, 2/04/19, 12/20/20*	(1.00)	0.86	EUR	350	(3,158)	(580)	(2,578)
Noble Corp., 4.90%, 8/01/20, 9/20/20*	(1.00)	5.92		$150	29,631	22,148	7,483

AB CREDIT LONG/SHORT PORTFOLIO •	31

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
United States Steel Corp., 6.65%, 6/01/37, 9/20/20*	(5.00)%	14.87%		$200	$58,109	$14,250	$43,859
Sale Contracts
Bank of America, NA:
Genworth Holdings, Inc., 6.515% 5/22/18, 6/20/20*	5.00	5.69		20	(446)	820	(1,266)
Barclays Bank PLC:
Assured Guaranty Municipal Corp., 6/20/20*	5.00	2.85		20	1,895	1,464	431
United Rentals (North America), Inc., 6.125%, 6/15/23, 9/20/20*	5.00	2.58		400	45,198	28,347	16,851
Citibank, NA:
Nabors Industries, Inc., 6.15% 2/15/18, 6/20/20*	1.00	3.89		20	(2,419)	(2,224)	(195)
NRG Energy, Inc., 6.25%, 7/15/22, 6/20/19*	5.00	4.52		100	1,660	8,437	(6,777)
Safeway, Inc., 7.25% 2/01/31, 6/20/20*	1.00	2.17		20	(1,048)	(1,621)	573
Staples, Inc., 2.75% 1/12/18, 6/20/20*	1.00	1.52		20	(482)	(791)	309
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	1.00	8.90		1,200	(332,014)	(279,301)	(52,713)
Unitymedia GmbH, 6.125%, 1/15/25, 6/20/20*	5.00	1.78	EUR	90	14,764	15,335	(571)
Weatherford International LLC, 4.50% 4/15/22, 6/20/20*	1.00	4.63		$20	(2,932)	(1,723)	(1,209)
Credit Suisse International:
AT&T, Inc., 1.60% 2/15/17, 9/20/19*	1.00	0.52		1,000	18,736	22,124	(3,388)
Avon Products, Inc., 6.50% 3/01/19, 6/20/20*	1.00	9.14		20	(5,758)	(3,436)	(2,322)

32	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Freeport-McMoran Inc., 3.55% 3/01/22, 6/20/20*	1.00%	5.49%	$20	$(3,491)	$(1,408)	$(2,083)
Teck Resources Ltd., 3.15% 1/15/17, 6/20/20*	1.00	10.19	20	(6,186)	(1,497)	(4,689)
Transocean Inc., 7.375% 4/15/18, 6/20/20*	1.00	8.90	20	(5,534)	(4,194)	(1,340)
Western Union Co. (The), 3.65% 8/22/18, 9/20/19*	1.00	0.89	400	1,586	(4,330)	5,916
Goldman Sachs International:
Teck Resources Ltd., 3.15%, 1/15/17, 6/20/20*	1.00	10.19	200	(61,856)	(18,934)	(42,922)
JPMorgan Chase Bank, NA:
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.96	400	225	(4,202)	4,427
Morgan Stanley Capital Services LLC:
AK Steel Corp., 7.625%, 4/15/20, 9/20/20*	5.00	23.32	200	(88,952)	(51,299)	(37,653)
Chesapeake Energy Corp., 6.625%, 8/15/20, 9/20/18*	5.00	13.58	200	(38,285)	(17,567)	(20,718)
Chesapeake Energy Corp., 6.625%, 8/15/20, 12/20/18*	5.00	14.27	100	(21,162)	(11,774)	(9,388)

				$313,102	$346,634	$(33,532)

*	Termination date

AB CREDIT LONG/SHORT PORTFOLIO •	33

Portfolio of Investments

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC iBoxx $ Liquid High Yield Index	980,000	LIBOR	$980	12/21/15	$41,876

Pay Total Return on Reference Obligation
Bank of America, NA iBoxx $ Liquid High Yield Index	225,000	LIBOR	225	12/21/15	(2,851)
iBoxx $ Liquid High Yield Index	610,000	LIBOR	610	12/21/15	(3,811)
JPMorgan Chase Bank, NA iBoxx $ Liquid High Yield Index	700,000	LIBOR	700	12/21/15	(20,842)
Morgan Stanley Capital Services LLC iBoxx $ Liquid High Yield Index	765,000	LIBOR	765	12/21/15	(9,862)

					$4,510

^	Less than $0.50.

(a)	Security is in default and is non-income producing.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.04% of net assets as of October 31, 2015, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	2/19/15	$21,437	$7,700	0.04%

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate market value of these securities amounted to $1,449,116 or 6.8% of net assets.

(d)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2015.

(e)	Floating Rate Security. Stated interest rate was in effect at October 31, 2015.

(f)	Convertible security.

(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2015.

(h)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(i)	Non-income producing security.

(j)	Fair valued by the Adviser.

(k)	Illiquid security.

(l)	One contract relates to 100 shares.

(m)	One contract relates to 1 share.

(n)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

34	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

(o)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(p)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

RTP – Right to Pay

RTR – Right To Receive

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

AB CREDIT LONG/SHORT PORTFOLIO •	35

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $18,335,395)	$17,154,442
Affiliated issuers (cost $2,653,060)	2,653,060
Cash collateral due from broker	377,295
Foreign currencies, at value (cost $35,162)	34,957
Deposit at broker for securities sold short	12,946,051
Upfront premium paid on credit default swaps	844,520
Receivable for investment securities sold	490,546
Interest and dividends receivable	260,569
Unrealized appreciation on credit default swaps	252,195
Unrealized appreciation on total return swaps	41,876
Receivable due from Adviser	3,217
Receivable for terminated credit default swaps	10,578
Unrealized appreciation on forward currency exchange contracts	4,493

Total assets	35,073,799

Liabilities
Due to custodian	381,765
Options written, at value (premiums received $43,821)	16,827
Swaptions written, at value (premiums received $1,197)	395
Payable for securities sold short, at value (proceeds received $12,703,546)	11,770,089
Upfront premium received on credit default swaps	497,886
Collateral due to broker	360,000
Unrealized depreciation on credit default swaps	285,727
Interest expense payable	216,841
Payable for investment securities purchased	66,217
Unrealized depreciation on total return swaps	37,366
Unrealized depreciation on forward currency exchange contracts	16,387
Payable for variation margin on exchange-traded derivatives	4,916
Transfer Agent fee payable	2,919
Distribution fee payable	124
Accrued expenses	163,310

Total liabilities	13,820,769

Net Assets	$21,253,030

Composition of Net Assets
Capital stock, at par	$2,153
Additional paid-in capital	21,470,421
Undistributed net investment income	48,954
Accumulated net realized loss on investment and foreign currency transactions	(16,217)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(252,281)

$21,253,030

See notes to financial statements.

36	• AB CREDIT LONG/SHORT PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$186,419	18,932	$9.85	*

C	$99,612	10,191	$9.77

Advisor	$20,966,999	2,124,028	$9.87

*	The maximum offering price per share for Class A shares was $10.29 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB CREDIT LONG/SHORT PORTFOLIO •	37

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income
Interest	$1,147,131
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $286)	92,874
Affiliated issuers	2,670
Other income	225	$1,242,900

Expenses
Advisory fee (see Note B)	190,435
Distribution fee—Class A	339
Distribution fee—Class C	868
Transfer agency—Class A	117
Transfer agency—Class C	94
Transfer agency—Advisor Class	17,903
Custodian	135,519
Audit and tax	112,412
Administrative	53,056
Amortization of offering expenses	49,076
Registration fees	48,400
Legal	39,972
Directors’ fees	18,036
Printing	11,626
Miscellaneous	30,216

Total operating expenses (see Note B)	708,069
Interest expense	661,155
Dividend expense on securities sold short	494
Broker fee on securities sold short	94,856

Total expenses	1,464,574
Less: expenses waived and reimbursed by the Adviser (see Note B)	(474,108)

Net expenses		990,466

Net investment income		252,434

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(1,266,871)
Securities sold short		1,194,862
Futures		(57,524)
Options written		52,786
Swaptions written		96,272
Swaps		(6,797)
Foreign currency transactions		(226,953)
Net change in unrealized appreciation/depreciation of:
Investments		(802,990)
Securities sold short		652,365
Futures		33,840
Options written		29,825
Swaptions written		(3,001)
Swaps		(17,393)
Foreign currency denominated assets and liabilities		(19,391)

Net loss on investment and foreign currency transactions		(340,970)

Contributions from Affiliates (see Note B)		1,338

Net Decrease in Net Assets from Operations		$(87,198)

See notes to financial statements.

38	• AB CREDIT LONG/SHORT PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	May 7, 2014(a) to October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$252,434	$197,119
Net realized gain (loss) on investment transactions and foreign currency transactions	(214,225)	46,256
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(126,745)	(125,536)
Contributions from Affiliates (see Note B)	1,338	– 0	–

Net increase (decrease) in net assets from operations	(87,198)	117,839
Dividends to Shareholders from
Net investment income
Class A	(1,069)	(87)
Class C	(363)	(182)
Advisor Class	(201,440)	(101,727)
Capital Stock Transactions
Net increase	522,726	21,004,531

Total increase	232,656	21,020,374
Net Assets
Beginning of period	21,020,374	– 0	–

End of period (including undistributed net investment income of $48,954 and $130,266, respectively)	$21,253,030	$21,020,374

(a)	Commencement of operations.

See notes to financial statements.

AB CREDIT LONG/SHORT PORTFOLIO •	39

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio (formerly AllianceBernstein Real Asset Strategy), the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio and the AB High Yield Portfolio. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. The AB Credit Long/Short Portfolio commenced operations on May 7, 2014. The AB High Yield Portfolio commenced operations July 15, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Credit Long/Short Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Credit Long/Short Portfolio. The Fund have authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

40	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio value it’s securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the

AB CREDIT LONG/SHORT PORTFOLIO •	41

Notes to Financial Statements

possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or

42	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2015:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$8,187,511		$120,900		$8,308,411
Corporates – Investment Grade		– 0	–	5,254,993		– 0	–	5,254,993
Investment Companies		1,044,970		– 0	–	– 0	–	1,044,970
Common Stocks		458,881		28,159		3,675		490,715
Governments – Sovereign Agencies		– 0	–	441,705		– 0	–	441,705
Collateralized Mortgage Obligations		– 0	–	– 0	–	358,384		358,384
Quasi-Sovereigns		– 0	–	247,800		– 0	–	247,800
Emerging Markets – Corporate Bonds		– 0	–	208,000		– 0	–	208,000
Emerging Markets – Sovereigns		– 0	–	196,875		– 0	–	196,875
Preferred Stocks		114,349		61,506		– 0	–	175,855
Governments – Treasuries		– 0	–	154,107		– 0	–	154,107
Bank Loans		– 0	–	– 0	–	133,325		133,325
Options Purchased – Puts		– 0	–	16,111		– 0	–	16,111
Warrants		– 0	–	– 0	–	13,856		13,856
Options Purchased – Calls		– 0	–	9,340		– 0	–	9,340
Short-Term Investments:
Investment Companies		2,653,060		– 0	–	– 0	–	2,653,060
U.S. Treasury Bills		– 0	–	99,995		– 0	–	99,995
Liabilities:
Corporates – Non-Investment Grade		– 0	–	(6,755,393)		– 0	–	(6,755,393)
Corporates – Investment Grade		– 0	–	(4,646,696)		– 0	–	(4,646,696)
Quasi-Sovereigns		– 0	–	(207,000)		– 0	–	(207,000)
Emerging Markets – Sovereigns		– 0	–	(161,000)		– 0	–	(161,000)

Total Investments in Securities		4,271,260		3,136,013		630,140		8,037,413

AB CREDIT LONG/SHORT PORTFOLIO •	43

Notes to Financial Statements

Investments in Securities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments*:
Assets:
Futures	$20,382	$7,330	$	– 0	–	$27,712	#
Forward Currency Exchange Contracts	– 0	–	4,493	– 0	–	4,493
Centrally Cleared Credit Default Swaps	– 0	–	33,587	– 0	–	33,587	#
Credit Default Swaps	– 0	–	252,195	– 0	–	252,195
Total Return Swaps	– 0	–	41,876	– 0	–	41,876
Liabilities:
Futures	(7,699)	– 0	–	– 0	–	(7,699	)#
Forward Currency Exchange Contracts	– 0	–	(16,387)	– 0	–	(16,387)
Put Options Written	– 0	–	(16,827)	– 0	–	(16,827)
Credit Default Swaptions Written	– 0	–	(395)	– 0	–	(395)
Centrally Cleared Credit Default Swaps	– 0	–	(38,967)	– 0	–	(38,967	)#
Centrally Cleared Interest Rate Swaps	– 0	–	(6,345)	– 0	–	(6,345	)#
Credit Default Swaps	– 0	–	(285,727)	– 0	–	(285,727)
Total Return Swaps	– 0	–	(37,366)	– 0	–	(37,366)

Total^	$4,283,943	$3,073,480	$630,140	$7,987,563

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade		Common Stocks			Collateralized Mortgage Obligations
Balance as of 10/31/14	$124,800		$	– 0	–	$699,902
Accrued discounts/(premiums)	(438)			– 0	–	672
Realized gain (loss)	– 0	–		– 0	–	(11,947)
Change in unrealized appreciation/depreciation	(3,462)			1,891		9,275
Purchases/Payups	– 0	–		1,784		– 0	–
Sales/Paydowns	– 0	–		– 0	–	(339,518)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 10/31/15	$120,900			$3,675		$358,384

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15*	$(3,462)			$1,891		$(6,165)

44	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

	Bank Loans		Warrants			Total
Balance as of 10/31/14	$466,414		$	– 0	–	$1,291,116
Accrued discounts/(premiums)	585			– 0	–	819
Realized gain (loss)	(7,890)			– 0	–	(19,837)
Change in unrealized appreciation/depreciation	4,054			8,868		20,626
Purchases/Payups	36,375			4,988		43,147
Sales/Paydowns	(366,213)			– 0	–	(705,731)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 10/31/15	$133,325			$13,856		$630,140

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15*	$(1,697)			$8,868		$(565)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at October 31, 2015. Securities priced by third party vendors are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/15	Valuation Technique	Unobservable Input	Range/ Weighted Average
Bank Loans	$33,544	Market Approach	EBITDA* EBITDA Multiple Scrap Value	$ $	28 mil – $ 70 mil / NA 6X 154 mil / NA

*	Earnings before Interest, Taxes, Depreciation and Amortization.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

AB CREDIT LONG/SHORT PORTFOLIO •	45

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and

46	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $90,444 were deferred and amortized on a straight line basis over a one year period starting from May 7, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .90% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.35%, 2.10%, and 1.10% of daily average net assets for Class A, Class C, and Advisor Class

AB CREDIT LONG/SHORT PORTFOLIO •	47

Notes to Financial Statements

shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2014 are subject to repayment by the Portfolio until October 31, 2017. Any fees waived and expense borne by the Adviser from November 1, 2014 through May 6, 2015 are subject to repayment by the Portfolio until October 31, 2018, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentage set forth in the preceding sentence. The Expense Caps may not be terminated by the Adviser before January 29, 2016. For the year ended October 31, 2015, such reimbursements/waivers amounted to $421,052.

During the year ended October 31, 2015, the Adviser reimbursed the Portfolio $1,338 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2015, the Adviser voluntarily agreed to waive such fees amounting to $53,056.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $ 16,569 for the year ended October 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $106 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2015 (000)	Dividend Income (000)
$2,038	$27,318	$26,703	$2,653	$3

48	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the year ended October 31, 2015 amounted to $19,040, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $103 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2015, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 29,852,619	$28,595,242	$18,357,751	$12,296,933

During the year ended October 31, 2015, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) on Investments	Net Unrealized Appreciation/ (Depreciation) on Securities Sold Short		Net Unrealized Appreciation/ (Depreciation)
Cost of Investments	Appreciation on Investments	Depreciation on Investments
$ 21,073,223	$216,036	$(1,481,757)	$(1,265,721)	$933,457	(a)	$(332,264)

(a)	Gross unrealized appreciation was $970,664 and gross unrealized depreciation was $(37,207), resulting in net unrealized appreciation of $933,457.

AB CREDIT LONG/SHORT PORTFOLIO •	49

Notes to Financial Statements

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2015, the Portfolio held futures for hedging and non-hedging purposes.

50	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing

AB CREDIT LONG/SHORT PORTFOLIO •	51

Notes to Financial Statements

purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At October 31, 2015, the maximum payments for written put options amounted to $2,282,050. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2015, the Portfolio held purchased options for hedging and non-hedging purposes. During the year ended October 31, 2015, the Portfolio held written options for hedging and non-hedging purposes.

For the year ended October 31, 2015, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/14	308		$33,464
Options written	633,814		143,280
Options expired	(1,100)		(79,325)
Options bought back	(632,810)		(53,598)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 10/31/15	212		$43,821

52	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/14	5,180,000		$13,411
Swaptions written	28,675,000		89,813
Swaptions expired	(29,035,000)		(90,707)
Swaptions bought back	(3,150,000)		(11,320)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 10/31/15	1,670,000		$1,197

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized

AB CREDIT LONG/SHORT PORTFOLIO •	53

Notes to Financial Statements

gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments

54	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2015, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2015, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $901,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

AB CREDIT LONG/SHORT PORTFOLIO •	55

Notes to Financial Statements

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2015, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2015, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide

56	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$19,964	*	Receivable/Payable for variation margin on exchange-traded derivatives	$6,958	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	33,587	*	Receivable/Payable for variation margin on exchange-traded derivatives	38,967	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	7,748	*	Receivable/Payable for variation margin on exchange-traded derivatives	7,086	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	4,493		Unrealized depreciation on forward currency exchange contracts	16,387

Credit contracts	Investments in securities, at value	2,486

Equity contracts	Investments in securities, at value	22,965

Credit contracts				Swaptions written, at value	395

Equity contracts				Options written, at value	16,827

Credit contracts	Unrealized appreciation on credit default swaps	252,195		Unrealized depreciation on credit default swaps	285,727

AB CREDIT LONG/SHORT PORTFOLIO •	57

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on total return swaps	$41,876	Unrealized depreciation on total return swaps	$37,366

Total		$385,314		$409,713

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended October 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(73,781)	$29,289

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	16,257	4,551

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	8,279	(20,164)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(8,053)	5,266

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,909)	– 0	–

58	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(138,465)	$5,601

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(197,403)	(15,924)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	96,272	(3,001)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	52,786	29,825

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(66,069)	18,447

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	32,339	(20,757)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	26,933	(15,083)

Total		$(253,814)	$18,050

AB CREDIT LONG/SHORT PORTFOLIO •	59

Notes to Financial Statements

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended October 31, 2015:

Futures:
Average original value of buy contracts	$1,934,968
Average original value of sale contracts	$1,346,430

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,995,966
Average principal amount of sale contracts	$687,561

Purchased Options:
Average monthly cost	$109,249

Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,596,154

Credit Default Swaps:
Average notional amount of buy contracts	$9,074,646
Average notional amount of sale contracts	$3,556,959
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$5,482,601
Average notional amount of sale contracts	$2,163,195

Total Return Swaps:
Average notional amount	$2,009,583	(a)

(a)	Positions were open for eleven months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of October 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC**	$17,987	$(17,987)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$17,987	$(17,987)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$300,663	$(36,675)		$(263,988)		$	– 0	–	$	– 0	–
Citibank, NA	346,473	(346,473)		– 0	–		– 0	–		– 0	–
Credit Suisse International	23,066	(23,066)		– 0	–		– 0	–		– 0	–

60	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received	Net Amount of Derivatives Assets
Deutsche Bank AG	6,191	(6,191)	– 0	–	– 0	–	– 0	–
Goldman Sachs International	117,879	(70,633)	– 0	–	– 0	–	47,246
JPMorgan Chase Bank, NA	8,741	(8,741)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	242,130	(174,218)	– 0	–	– 0	–	67,912
Royal Bank of Scotland PLC	1,588	– 0	–	– 0	–	– 0	–	1,588
Standard Chartered Bank	717	(717)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	2,116	(2,116)	– 0	–	– 0	–	– 0	–

Total	$1,049,564	$(668,830)	$(263,988)	$	– 0	–	$116,746	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC**	$21,743	$(17,987)	$(3,756)	$	– 0	–	$	– 0	–

Total	$21,743	$(17,987)	$(3,756)	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$7,108	$	– 0	–	$	– 0	–	$	– 0	–	$7,108
Barclays Bank PLC	36,675	(36,675)	– 0	–	– 0	–	– 0	–
Citibank, NA	347,718	(346,473)	– 0	–	(1,245)	– 0	–
Credit Suisse International	44,965	(23,066)	– 0	–	– 0	–	21,899
Deutsche Bank AG	15,007	(6,191)	– 0	–	– 0	–	8,816
Goldman Sachs International:	70,633	(70,633)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	25,517	(8,741)	– 0	–	– 0	–	16,776
Morgan Stanley Capital Services LLC	174,218	(174,218)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	2,009	(717)	– 0	–	– 0	–	1,292
State Street Bank & Trust Co.	12,927	(2,116)	– 0	–	– 0	–	10,811

Total	$736,777	$(668,830)	$	– 0	–	$(1,245)	$66,702	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB CREDIT LONG/SHORT PORTFOLIO •	61

Notes to Financial Statements

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of settlement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Portfolio is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Portfolio. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2015	May 7 2014(a) to October 31, 2014		Year Ended October 31, 2015	May 7 2014(a) to October 31, 2014

Class A
Shares sold	11,548	8,408		$113,733	$83,942

Shares issued in reinvestment of dividends	100	4		984	41

Shares redeemed	(1,128)	– 0	–	(11,052)	– 0	–

Net increase	10,520	8,412		$103,665	$83,983

62	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2015	May 7 2014(a) to October 31, 2014	Year Ended October 31, 2015	May 7 2014(a) to October 31, 2014

Class C
Shares sold	5,701	4,445	$56,054	$44,511

Shares issued in reinvestment of dividends	31	14	308	141

Net increase	5,732	4,459	$56,362	$44,652

Advisor Class
Shares sold	120,616	2,095,777	$1,189,631	$20,956,109

Shares issued in reinvestment of dividends	1,369	162	13,427	1,617

Shares redeemed	(85,608)	(8,288)	(840,359)	(81,830)

Net increase	36,377	2,087,651	$362,699	$20,875,896

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

AB CREDIT LONG/SHORT PORTFOLIO •	63

Notes to Financial Statements

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Short Sales Risk— Short sales involve the risk that the Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Portfolio may not always be able to close out a short position on favorable terms.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and

64	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Portfolio enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$202,872	$101,996

Total distributions paid	$202,872	$101,996

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$88,564
Unrealized appreciation/(depreciation)	(304,391	)(a)

Total accumulated earnings/(deficit)	$(215,827	)(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

AB CREDIT LONG/SHORT PORTFOLIO •	65

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of offering costs and clearing fees, reclassifications of foreign currency, the tax treatment of proceeds from the sale of defaulted securities, contributions from Affiliates, the redesignation of dividends, return of capital distributions received from underlying securities, the offset of a net operating loss against capital gain, and the tax treatment of swaps and options resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

66	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31, 2015	May 7, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 10.00	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09	.08
Net realized and unrealized loss on investment and foreign currency transactions	(.16)	(.03)
Contributions from Affiliates	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.07)	.05

Less: Dividends
Dividends from net investment income	(.08)	(.05)

Net asset value, end of period	$ 9.85	$ 10.00

Total Return
Total investment return based on net asset value(e)*	(.65)%	.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$186	$84
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	5.02%	3.56	%^
Expenses, before waivers/reimbursements(f)	7.28%	4.29	%^
Net investment income(c)	.88%	1.79	%^
Portfolio turnover rate	163%	69%
Portfolio turnover rate (including securities sold short)	147%	102%

See footnote summary on page 70.

AB CREDIT LONG/SHORT PORTFOLIO •	67

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31, 2015	May 7, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.97	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01	.06
Net realized and unrealized loss on investment and foreign currency transactions	(.15)	(.05)
Contributions from Affiliates	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.14)	.01

Less: Dividends
Dividends from net investment income	(.06)	(.04)

Net asset value, end of period	$ 9.77	$ 9.97

Total Return
Total investment return based on net asset value(e)*	(1.45)%	.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$100	$44
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	5.78%	4.18	%^
Expenses, before waivers/reimbursements(f)	8.08%	6.31	%^
Net investment income(c)	.10%	1.21	%^
Portfolio turnover rate	163%	69%
Portfolio turnover rate (including securities sold short)	147%	102%

See footnote summary on page 70.

68	• AB CREDIT LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31, 2015	May 7, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 10.01	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.17)	(.04)
Contributions from Affiliates	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.05)	.06

Less: Dividends
Dividends from net investment income	(.09)	(.05)

Net asset value, end of period	$ 9.87	$ 10.01

Total Return
Total investment return based on net asset value(e)*	(.45)%	.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,967	$20,892
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	4.67%	2.79	%^
Expenses, before waivers/reimbursements(f)	6.91%	5.37	%^
Net investment income(c)	1.20%	2.01	%^
Portfolio turnover rate	163%	69%
Portfolio turnover rate (including securities sold short)	147%	102%

See footnote summary on page 70.

AB CREDIT LONG/SHORT PORTFOLIO •	69

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(f)	The expense ratios presented below exclude expenses on securities sold short:

	Year Ended October 31, 2015	May 7, 2014(a) to October 31, 2014
Class A
Net of waivers/reimbursements	1.35%	1.35	%^
Before waivers/reimbursements	3.61%	2.08	%^
Class C
Net of waivers/reimbursements	2.10%	2.10	%^
Before waivers/reimbursements	4.40%	4.24	%^
Advisor Class
Net of waivers/reimbursements	1.10%	1.10	%^
Before waivers/reimbursements	3.34%	3.68	%^

^	Annualized.

See notes to financial statements.

70	• AB CREDIT LONG/SHORT PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Bond Fund, Inc. and

Shareholders of AB Credit Long/Short Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Credit Long/Short Portfolio (the “Fund”), formerly known as AllianceBernstein Credit Long/Short Portfolio (one of the portfolios constituting the AB Bond Fund, Inc., formerly known as AllianceBernstein Bond Fund, Inc.), as of October 31, 2015, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period May 7, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Credit Long/Short Portfolio (one of the portfolios constituting the AB Bond Fund, Inc.) at October 31, 2015, the results of its operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period May 7, 2014 (commencement of operations) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2015

AB CREDIT LONG/SHORT PORTFOLIO •	71

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2015. For corporate shareholders, 12.97% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 23.34% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2015, the Portfolio designates $33,162 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your form 1099-DIV which will be sent to you separately in January 2016.

72	• AB CREDIT LONG/SHORT PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Gershon M. Distenfeld(2), Vice President

Sherif M. Hamid(2), Vice President

Ivan Rudolph-Shabinsky(2), Vice President

Robert Schwartz(2), Vice President

Ashish C. Shah(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the Credit Long/Short Investment Team. Messrs. Distenfeld, Hamid, Rudolph-Shabinksy, Schwartz and Shah are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB CREDIT LONG/SHORT PORTFOLIO •	73

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 55 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

74	• AB CREDIT LONG/SHORT PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 74 (2014)	Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, # 73 (2014)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

AB CREDIT LONG/SHORT PORTFOLIO •	75

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 71 (2014)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as Director of The Merger Fund (registered investment company) since prior to 2010 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., # 83 (2014)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

76	• AB CREDIT LONG/SHORT PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 79 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, # 67 (2014)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015) U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	110	None

AB CREDIT LONG/SHORT PORTFOLIO •	77

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 63 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, # 76 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

78	• AB CREDIT LONG/SHORT PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB CREDIT LONG/SHORT PORTFOLIO •	79

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gershon M. Distenfeld 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Sherif M. Hamid 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since 2013 and Portfolio Manager for High Yield. Prior to joining the Adviser, he was at Barclays Capital where he was head of European Credit Strategy from 2011 to 2013, and a U.S. investment-grade credit strategist and U.S. high yield analyst from prior to 2010.

Robert Schwartz 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since 2012 and Corporate Credit Research Analyst. Prior thereto, he was a senior credit analyst at Bell Point Capital Management from 2010 until 2012, a senior credit analyst at Litespeed Partners since prior to 2010.

Ivan Rudolph-Shabinsky 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Ashish C. Shah 45	Vice President	Senior Vice President and Head of Global Credit of the Adviser** with which he has been associated since May 2010 and Chief Diversity Officer since 2014. Previously he was a Managing Director and Head of Global Credit Strategy at Barclays Capital since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

80	• AB CREDIT LONG/SHORT PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB CREDIT LONG/SHORT PORTFOLIO •	81

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”), in respect of AB Credit Long/Short Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.”

82	• AB CREDIT LONG/SHORT PORTFOLIO

product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Fund’s net assets on September 30, 2015.

Portfolio	Net Assets 9/30/15 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Credit Long/Short Portfolio	$21.2	0.90% (as breakpoints)

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Portfolio’s fiscal year ended October 31, 2014, the Adviser received $38,604 (0.190% of the Portfolio’s average daily net assets) for providing such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:4

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5]	Fiscal Year End
Credit Long/Short Portfolio[6], [7], [8]	Advisor Class A Class C	1.10% 1.35% 2.10%	3.33% 3.62% 4.41%	October 31 (ratios as of April 30, 2015)

3	Jones v. Harris at 1427.

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

6	The Rule 12b-1 fee for Class A shares of the Portfolio is 0.25%.

7	The Portfolio’s expense ratios exclude expenses on securities sold short of 3.13%, 3.19%, and 3.21% for Advisor Class, Class A, and Class C shares, respectively.

8	The Portfolio’s fiscal percentage of net assets allocated to ETFs as of July 31, 2015 is 0.24%. The Portfolio’s acquired funds expense ratio related to such ETF holdings is 0.0002%.

AB CREDIT LONG/SHORT PORTFOLIO •	83

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is reimbursed for providing such services. Managing the cash flow of an investment company is more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.9 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2015 net assets.10

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

84	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio	Net Assets 09/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Credit Long/Short Portfolio	$21.2	Credit Long/Short Portfolio 0.90% on 1st $200 million 0.80% on next $100 million 0.70% on the balance Minimum account size: $100m	0.900%	0.900%

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11,  12 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Fund’s Broadridge Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.14

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

13	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

AB CREDIT LONG/SHORT PORTFOLIO •	85

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[15]	Broadridge EG Median (%)	Broadridge EG Rank
Credit Long/Short Portfolio	0.900	1.000	4/13

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.16 Set forth below is Broadridge’s comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU.

Portfolio	Expense Ratio (%)[17]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Credit Long/Short Portfolio	1.350	1.409	4/13	1.200	26/41

Based on this analysis, considering pro-forma information where available, the Portfolio has equally favorable rankings on a total expense ratio basis and on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

15	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

16	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year Class A share total expense ratio.

86	• AB CREDIT LONG/SHORT PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar year 2014.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $62 and $123 in front-end sales charges and Rule 12b-1 fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $7,509 in fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average

AB CREDIT LONG/SHORT PORTFOLIO •	87

costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

19	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

88	• AB CREDIT LONG/SHORT PORTFOLIO

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Broadridge shows the 1 year performance return and rankings21 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)22 for the period ended July 31, 2015.23

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Credit Long/Short Portfolio
1 year	-0.42	-0.42	-0.50	7/13	25/50

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Period Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Credit Long/Short Portfolio	-0.42	-0.07	2.12	-0.19	1
Bank of America/Merrill Lynch 3 Month U.S. Treasury Bill	0.01	0.02	0.02	N/A	1
Inception Date: May 7, 2014

21	The performance return and rankings are for the Portfolio’s Class A shares. The performance return of the Portfolio was provided by Broadridge.

22	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2015.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB CREDIT LONG/SHORT PORTFOLIO •	89

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

90	• AB CREDIT LONG/SHORT PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB CREDIT LONG/SHORT PORTFOLIO •	91

AB Family of Funds

NOTES

92	• AB CREDIT LONG/SHORT PORTFOLIO

AB CREDIT LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CLS-0151-1015

OCT    10.31.15

ANNUAL REPORT

AB HIGH YIELD PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 11, 2015

Annual Report

This report provides management’s discussion of fund performance for AB High Yield Portfolio (the “Fund”) for the annual reporting period ended October 31, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein High Yield Portfolio to AB High Yield Portfolio.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management. At least 80% of the Fund’s net assets will under normal circumstances be invested in fixed-income securities rated Ba1 or lower by Moody’s Investors Service (“Moody’s”) or BB+ or lower by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (commonly known as “junk bonds”), unrated securities considered by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality, and related derivatives. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities denominated in foreign currencies. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended October 31, 2015.

All share classes of the Fund underperformed the benchmark for the 12-month period; for the six-month period all shares classes underperformed with the exception of Class I and Class Z shares, before sales charges. Sector positioning contributed for both periods, specifically an overweight to

AB HIGH YIELD PORTFOLIO •	1

collateralized mortgage obligations and bank loans, relative to the benchmark. An underweight to basic materials and energy, as well as an overweight to banking, contributed for both periods. Security selection within energy and telecommunications holdings detracted for both periods. Yield-curve positioning detracted for both periods, mainly from an underweight to the five-year part of the curve. Currency and country positioning did not have a material impact on returns for either period.

The Fund utilized derivatives in the form of Treasury futures and written options for hedging purposes, interest rate swaps and total return swaps for investment purposes, and currency forwards and credit default swaps for hedging and investment purposes, which had an immaterial impact on performance during both periods, in absolute terms. Purchased options for hedging purposes had an immaterial impact for the six-month period and detracted from returns for the 12-month period.

Market Review and Investment Strategy

Bond markets were volatile for the 12-month period ended October 31, 2015, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. While oil prices began to rebound in April, they again fell in August, remaining well below their price range in late 2014. These dynamics caused volatility within government bond yields, with the yield on the 10-year US Treasury ranging from 1.7% to 2.5%, ultimately ending the period at 2.2%. Adding to the volatility, the US Federal Reserve postponed its long expected interest-rate hike, alluding to emerging market turmoil as one of the reasons.

In other markets, including many in Europe where the European Central Bank implemented its quantitative easing program, some yields ended the period in negative territory. In emerging markets, political and economic instability across regions negatively affected the investment environment. Slower growth in China, Brazil and other emerging market economies caused further pressure on credit markets at the end of the 12-month period. Against this backdrop, fixed-income returns diverged between regions and sectors. Credit securities generally underperformed developed market Treasuries; developed market Treasuries generally outperformed emerging market local currency Treasuries; and investment-grade securities generally outperformed high-yield, which posted some of the worst returns across the fixed-income market. There was significant divergence of returns in the corporate high-yield market. The metals/mining and energy sectors were the worst performers as commodity prices continued to fall. However, consumer related sectors including food/beverages, gaming/lodging/leisure and retail posted positive returns.

2	• AB HIGH YIELD PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays US Corporate High Yield 2% Issuer Capped Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index. The Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perception of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB HIGH YIELD PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB HIGH YIELD PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB High Yield Portfolio
Class A	-3.46%	-2.19%

Class C	-3.82%	-2.95%

Advisor Class*	-3.44%	-1.94%

Class R*	-3.58%	-2.42%

Class K*	-3.45%	-2.17%

Class I*	-3.34%	-1.94%

Class Z*	-3.33%	-1.93%

Barclays US Corporate HY 2% Issuer Capped Index	-3.38%	-1.91%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 7/15/14* TO 10/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB High Yield Portfolio Class A shares (from 7/15/14* to 10/31/15) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 7/15/2014.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB HIGH YIELD PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			0.39%
1 Year	-2.19%	-6.35%
Since Inception†	-1.66%	-4.87%

Class C Shares			-0.32%
1 Year	-2.95%	-3.88%
Since Inception†	-2.41%	-2.41%

Advisor Class Shares‡			0.52%
1 Year	-1.94%	-1.94%
Since Inception†	-1.39%	-1.39%

Class R Shares‡			0.79%
1 Year	-2.42%	-2.42%
Since Inception†	-1.89%	-1.89%

Class K Shares‡			0.75%
1 Year	-2.17%	-2.17%
Since Inception†	-1.65%	-1.65%

Class I Shares‡			1.16%
1 Year	-1.94%	-1.94%
Since Inception†	-1.41%	-1.41%

Class Z Shares‡			1.29%
1 Year	-1.93%	-1.93%
Since Inception†	-1.40%	-1.40%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 49.84%, 56.89%, 33.51%, 4.84%, 4.56%, 4.27% and 4.30% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expenses to 1.05%, 1.80%, 0.80%, 1.30%, 1.05%, 0.80% and 0.80% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2015.

†	Inception date: 7/15/2014.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB HIGH YIELD PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-8.04%
Since Inception†	-7.53%

Class C Shares
1 Year	-5.58%
Since Inception†	-4.92%

Advisor Class Shares‡
1 Year	-3.66%
Since Inception†	-3.92%

Class R Shares‡
1 Year	-4.14%
Since Inception†	-4.41%

Class K Shares‡
1 Year	-3.91%
Since Inception†	-4.17%

Class I Shares‡
1 Year	-3.68%
Since Inception†	-3.93%

Class Z Shares‡
1 Year	-3.67%
Since Inception†	-3.93%

†	Inception date: 7/15/2014.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB HIGH YIELD PORTFOLIO •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$965.40	$5.20	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%
Class C
Actual	$1,000	$961.80	$8.90	1.80%
Hypothetical**	$1,000	$1,016.13	$9.15	1.80%
Advisor Class
Actual	$1,000	$965.60	$3.96	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
Class R
Actual	$1,000	$964.20	$6.44	1.30%
Hypothetical**	$1,000	$1,018.65	$6.61	1.30%
Class K
Actual	$1,000	$965.50	$5.20	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%
Class I
Actual	$1,000	$966.60	$3.97	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
Class Z
Actual	$1,000	$966.70	$3.97	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB HIGH YIELD PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $19.7

*	All data are as of October 31, 2015. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.1% or less in the following security types: Emerging Markets – Sovereigns, Options Purchased – Calls and Options Purchased – Puts.

AB HIGH YIELD PORTFOLIO •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2015

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 72.1%
Industrial – 59.3%
Basic – 3.2%
AK Steel Corp. 7.625%, 5/15/20-10/01/21	U.S.$	65	$31,675
Aleris International, Inc. 7.625%, 2/15/18		13	12,155
7.875%, 11/01/20		9	8,460
ArcelorMittal 5.125%, 6/01/20		10	9,609
6.125%, 6/01/18-6/01/25		100	96,461
6.25%, 3/01/21		10	9,444
7.00%, 2/25/22		15	14,213
7.75%, 10/15/39		42	35,805
Ashland, Inc. 3.875%, 4/15/18		19	19,641
Chemours Co. (The) 7.00%, 5/15/25(a)		4	2,980
Cliffs Natural Resources, Inc. 7.75%, 3/31/20(a)		12	4,860
8.25%, 3/31/20(a)		17	15,215
Commercial Metals Co. 6.50%, 7/15/17		25	25,937
FMG Resources August 2006 Pty Ltd. 6.875%, 4/01/22(a)		25	17,875
9.75%, 3/01/22(a)		14	13,930
Huntsman International LLC 4.875%, 11/15/20		10	9,407
JMC Steel Group, Inc. 8.25%, 3/15/18(a)		10	6,800
Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17		18	15,705
Lundin Mining Corp. 7.875%, 11/01/22(a)		13	13,030
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(b)(c)		35	7,700
Momentive Performance Materials, Inc. 3.88%, 10/24/21		40	32,000
8.875%, 10/15/20(d)(e)(f)		40	– 0	–
Novelis, Inc. 8.375%, 12/15/17		10	10,075
8.75%, 12/15/20		30	30,075
Peabody Energy Corp. 6.00%, 11/15/18		62	10,850
10.00%, 3/15/22(a)		30	8,100
Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25		40	48,800

10	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Steel Dynamics, Inc. 5.125%, 10/01/21	U.S.$	15	$14,888
6.125%, 8/15/19		35	36,225
Teck Resources Ltd. 4.50%, 1/15/21		18	12,240
5.40%, 2/01/43		5	2,675
6.25%, 7/15/41		8	4,520
Thompson Creek Metals Co., Inc. 7.375%, 6/01/18		8	3,360
9.75%, 12/01/17		25	23,625
Univar USA, Inc. 6.75%, 7/15/23(a)		14	13,860
WR Grace & Co.-Conn 5.125%, 10/01/21(a)		12	12,480

			634,675

Capital Goods – 6.5%
Apex Tool Group LLC 7.00%, 2/01/21(a)		20	16,100
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 6/30/21(a)		200	196,000
Berry Plastics Corp. 5.125%, 7/15/23		7	6,930
5.50%, 5/15/22		20	20,600
6.00%, 10/15/22(a)		4	4,180
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer 6.00%, 6/15/17(a)		10	10,050
Bombardier, Inc. 6.00%, 10/15/22(a)		35	26,950
6.125%, 1/15/23(a)		74	57,350
7.50%, 3/15/25(a)		27	20,992
Building Materials Corp. of America 6.00%, 10/15/25(a)		19	20,235
Clean Harbors, Inc. 5.25%, 8/01/20		18	18,720
CNH Industrial Capital LLC 3.625%, 4/15/18		60	60,150
EnerSys 5.00%, 4/30/23(a)		10	10,150
EnPro Industries, Inc. 5.875%, 9/15/22		16	16,120
Gardner Denver, Inc. 6.875%, 8/15/21(a)		28	24,220
HD Supply, Inc. 7.50%, 7/15/20		39	41,535
11.50%, 7/15/20		15	16,969
KLX, Inc. 5.875%, 12/01/22(a)		40	40,825

AB HIGH YIELD PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Manitowoc Co., Inc. (The) 5.875%, 10/15/22	U.S.$	3	$3,098
8.50%, 11/01/20		30	31,238
Masco Corp. 7.125%, 3/15/20		30	34,875
Owens-Brockway Glass Container, Inc. 5.875%, 8/15/23(a)		3	3,184
Owens-Illinois, Inc. 7.80%, 5/15/18		25	27,797
Pactiv LLC 7.95%, 12/15/25		31	29,992
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 8.25%, 2/15/21		100	103,875
9.00%, 4/15/19		100	102,250
Sealed Air Corp. 5.25%, 4/01/23(a)		13	13,585
6.875%, 7/15/33(a)		75	76,500
SPX FLOW, Inc. 6.875%, 9/01/17		75	79,500
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20		8	8,480
TransDigm, Inc. 6.00%, 7/15/22		30	30,300
6.50%, 7/15/24		20	20,350
United Rentals North America, Inc. 5.50%, 7/15/25		64	63,840
5.75%, 11/15/24		39	39,585

			1,276,525

Communications - Media – 8.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 2/15/23		60	60,150
5.375%, 5/01/25(a)		42	41,580
5.75%, 1/15/24		8	8,120
5.875%, 5/01/27(a)		44	44,000
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		74	71,095
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, 11/15/22		35	36,487
7.625%, 3/15/20		6	6,225
CSC Holdings LLC 5.25%, 6/01/24		140	123,129
7.625%, 7/15/18		24	25,470
8.625%, 2/15/19		35	37,187

12	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DISH DBS Corp. 5.125%, 5/01/20	U.S.$	30	$29,888
5.875%, 11/15/24		60	57,390
6.75%, 6/01/21		105	108,412
Hughes Satellite Systems Corp. 7.625%, 6/15/21		50	54,500
iHeartCommunications, Inc. 6.875%, 6/15/18		70	60,200
9.00%, 12/15/19-9/15/22		60	50,200
Intelsat Jackson Holdings SA 5.50%, 8/01/23		95	78,316
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		30	28,950
Nexstar Broadcasting, Inc. 6.875%, 11/15/20		17	17,574
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(a)		29	30,051
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		35	35,569
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.625%, 2/15/24(a)		10	10,406
Radio One, Inc. 7.375%, 4/15/22(a)		20	18,700
9.25%, 2/15/20(a)		26	21,450
RR Donnelley & Sons Co. 7.25%, 5/15/18		30	32,138
8.25%, 3/15/19		20	22,400
Sinclair Television Group, Inc. 5.375%, 4/01/21		20	20,050
5.625%, 8/01/24(a)		50	49,000
6.125%, 10/01/22		26	26,715
Sirius XM Radio, Inc. 5.375%, 4/15/25(a)		18	18,428
6.00%, 7/15/24(a)		47	49,623
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		55	56,244
TEGNA, Inc. 4.875%, 9/15/21(a)		35	34,650
5.125%, 7/15/20		5	5,213
5.50%, 9/15/24(a)		7	7,105
6.375%, 10/15/23		7	7,560
Time, Inc. 5.75%, 4/15/22(a)		50	50,000
Townsquare Media, Inc. 6.50%, 4/01/23(a)		19	18,240
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		98	96,697
6.75%, 9/15/22(a)		22	23,238

AB HIGH YIELD PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Videotron Ltd. 5.00%, 7/15/22	U.S.$	55	$57,406

			1,629,756

Communications - Telecommunications – 6.9%
CenturyLink, Inc. Series T 5.80%, 3/15/22		10	9,725
Series U 7.65%, 3/15/42		55	47,025
Series W 6.75%, 12/01/23		27	26,795
CommScope Technologies Finance LLC 6.00%, 6/15/25(a)		23	23,345
CommScope, Inc. 5.50%, 6/15/24(a)		14	13,860
Communications Sales & Leasing, Inc./CSL Capital LLC 6.00%, 4/15/23(a)		40	38,800
8.25%, 10/15/23		31	28,659
Frontier Communications Corp. 6.25%, 9/15/21		34	30,362
7.125%, 3/15/19-1/15/23		43	40,822
7.625%, 4/15/24		35	31,325
7.875%, 1/15/27		10	8,500
8.125%, 10/01/18		15	15,825
9.00%, 8/15/31		10	9,045
10.50%, 9/15/22(a)		7	7,263
11.00%, 9/15/25(a)		79	82,801
Level 3 Financing, Inc. 5.375%, 1/15/24(a)		24	24,300
7.00%, 6/01/20		40	42,400
SBA Communications Corp. 5.625%, 10/01/19		20	20,900
Sprint Capital Corp. 6.875%, 11/15/28		5	4,150
8.75%, 3/15/32		45	40,500
Sprint Communications, Inc. 6.00%, 11/15/22		40	34,180
9.00%, 11/15/18(a)		85	93,446
Sprint Corp. 7.125%, 6/15/24		10	8,781
7.25%, 9/15/21		30	27,562
7.625%, 2/15/25		122	108,275
7.875%, 9/15/23		85	78,625
T-Mobile USA, Inc. 6.25%, 4/01/21		50	51,620
6.375%, 3/01/25		85	85,212
6.542%, 4/28/20		102	104,550

14	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Telecom Italia Capital SA 6.375%, 11/15/33	U.S.$	110	$106,344
7.20%, 7/18/36		8	8,240
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		10	9,725
Windstream Services LLC 6.375%, 8/01/23		21	16,643
7.50%, 4/01/23		30	25,050
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23(a)		42	42,819
6.375%, 5/15/25(a)		15	15,188

			1,362,662

Consumer Cyclical - Automotive – 1.3%
Affinia Group, Inc. 7.75%, 5/01/21		30	31,125
Banque PSA Finance SA 4.375%, 4/04/16(a)		30	30,320
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		50	50,750
Dana Holding Corp. 5.375%, 9/15/21		29	29,580
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		58	46,545
LKQ Corp. 4.75%, 5/15/23		55	54,038
Titan International, Inc. 6.875%, 10/01/20		20	16,900

			259,258

Consumer Cyclical - Entertainment – 0.4%
AMC Entertainment, Inc. 5.75%, 6/15/25		17	17,127
Regal Entertainment Group 5.75%, 3/15/22-6/15/23		35	35,650
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18		15	16,425

			69,202

Consumer Cyclical - Other – 4.2%
Beazer Homes USA, Inc. 5.75%, 6/15/19		20	19,250
Boyd Gaming Corp. 9.00%, 7/01/20		50	53,875
Caesars Entertainment Operating Co., Inc. 9.00%, 2/15/20(b)		5	4,025
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		20	19,850

AB HIGH YIELD PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22	U.S.$	20	$16,550
CalAtlantic Group, Inc. 6.625%, 5/01/20		20	22,150
8.375%, 5/15/18		15	17,250
DR Horton, Inc. 6.50%, 4/15/16		60	61,050
Eldorado Resorts, Inc. 7.00%, 8/01/23(a)		16	16,200
GLP Capital LP / GLP Financing II, Inc. 5.375%, 11/01/23		25	25,241
International Game Technology 7.50%, 6/15/19		80	85,800
Isle of Capri Casinos, Inc. 5.875%, 3/15/21		9	9,473
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		28	19,600
KB Home 4.75%, 5/15/19		15	14,751
7.00%, 12/15/21		10	10,125
8.00%, 3/15/20		20	21,750
Lennar Corp. Series B 6.50%, 4/15/16		50	50,875
M/I Homes, Inc. 8.625%, 11/15/18		40	40,850
MDC Holdings, Inc. 5.50%, 1/15/24		8	8,160
6.00%, 1/15/43		7	8,910
Meritage Homes Corp. 6.00%, 6/01/25		63	64,575
7.00%, 4/01/22		4	4,380
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		25	25,812
PulteGroup, Inc. 6.00%, 2/15/35		30	29,775
6.375%, 5/15/33		10	10,310
7.875%, 6/15/32		4	4,630
Scientific Games International, Inc. 7.00%, 1/01/22(a)		18	18,090
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		4	4,185
6.125%, 4/01/25(a)		42	43,995
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625%, 3/01/24(a)		50	49,250
5.875%, 4/15/23(a)		14	14,140

16	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Toll Brothers Finance Corp. 4.00%, 12/31/18	U.S.$	10	$10,400
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		5	4,950
5.50%, 3/01/25(a)		13	12,201

			822,428

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 4.625%, 1/15/22(a)		16	16,240
6.00%, 4/01/22(a)		22	23,017

			39,257

Consumer Cyclical - Retailers – 3.2%
American Tire Distributors, Inc. 10.25%, 3/01/22(a)		50	50,500
Argos Merger Sub, Inc. 7.125%, 3/15/23(a)		65	68,412
Asbury Automotive Group, Inc. 6.00%, 12/15/24(a)		13	13,748
Cash America International, Inc. 5.75%, 5/15/18		67	67,502
CST Brands, Inc. 5.00%, 5/01/23		28	28,280
Dollar Tree, Inc. 5.75%, 3/01/23(a)		48	50,580
Group 1 Automotive, Inc. 5.00%, 6/01/22		30	30,300
L Brands, Inc. 6.875%, 11/01/35(a)		30	31,163
8.50%, 6/15/19		50	59,000
Levi Strauss & Co. 5.00%, 5/01/25		19	19,238
6.875%, 5/01/22		15	16,444
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(g)		23	23,890
Party City Holdings, Inc. 6.125%, 8/15/23(a)		17	17,510
Rite Aid Corp. 6.125%, 4/01/23(a)		77	82,967
Serta Simmons Bedding LLC 8.125%, 10/01/20(a)		15	15,844
Sonic Automotive, Inc. 5.00%, 5/15/23		45	43,762
Wolverine World Wide, Inc. 6.125%, 10/15/20		10	10,500

			629,640

AB HIGH YIELD PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 10.4%
Air Medical Merger Sub Corp. 6.375%, 5/15/23(a)	U.S.$	30	$27,300
Alere, Inc. 6.375%, 7/01/23(a)		7	7,280
AMAG Pharmaceuticals, Inc. 7.875%, 9/01/23(a)		8	7,460
Amsurg Corp. 5.625%, 7/15/22		20	19,650
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(a)(g)		39	35,685
9.25%, 2/15/19(a)		20	20,550
Capsugel SA 7.00% (7.00% Cash or 7.75% PIK), 5/15/19(a)(g)		36	36,270
CHS/Community Health Systems, Inc. 6.875%, 2/01/22		129	129,967
Concordia Healthcare Corp. 7.00%, 4/15/23(a)		2	1,740
9.50%, 10/21/22(a)		13	12,740
Constellation Brands, Inc. 4.25%, 5/01/23		20	20,475
7.25%, 5/15/17		40	43,300
DaVita HealthCare Partners, Inc. 5.00%, 5/01/25		48	47,650
Endo Finance LLC 5.75%, 1/15/22(a)		120	117,300
Envision Healthcare Corp. 5.125%, 7/01/22(a)		42	40,740
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		30	27,825
HCA, Inc. 4.25%, 10/15/19		153	157,582
5.375%, 2/01/25		49	50,286
6.50%, 2/15/20		80	89,500
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		6	6,120
HRG Group, Inc. 7.875%, 7/15/19(a)		13	13,780
7.875%, 7/15/19		48	50,940
Immucor, Inc. 11.125%, 8/15/19		20	20,500
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 6.375%, 8/01/23(a)		13	13,016
Kindred Healthcare, Inc. 8.00%, 1/15/20(a)		55	57,062

18	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18	U.S.$	50	$52,795
Mallinckrodt International Finance SA 3.50%, 4/15/18		11	10,656
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875%, 4/15/20(a)		10	9,588
5.50%, 4/15/25(a)		18	16,374
5.625%, 10/15/23(a)		23	21,706
5.75%, 8/01/22(a)		18	17,111
MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)		10	10,200
Post Holdings, Inc. 7.375%, 2/15/22		60	63,216
7.75%, 3/15/24(a)		18	19,170
8.00%, 7/15/25(a)		29	31,465
PRA Holdings, Inc. 9.50%, 10/01/23(a)		30	33,825
Quintiles Transnational Corp. 4.875%, 5/15/23(a)		18	18,506
RSI Home Products, Inc. 6.50%, 3/15/23(a)		34	35,105
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		25	25,375
5.875%, 8/01/21(a)		30	31,500
6.625%, 8/15/22		20	21,400
Spectrum Brands, Inc. 5.75%, 7/15/25(a)		15	15,994
6.125%, 12/15/24(a)		7	7,543
6.375%, 11/15/20		30	32,025
6.625%, 11/15/22		20	21,850
Sterigenics-Nordion Holdings LLC 6.50%, 5/15/23(a)		5	5,031
Sun Products Corp. (The) 7.75%, 3/15/21(a)		26	30,938
Tenet Healthcare Corp. 4.50%, 4/01/21		25	25,000
6.75%, 6/15/23		14	13,895
6.875%, 11/15/31		72	64,800
8.00%, 8/01/20		60	62,100
8.125%, 4/01/22		23	24,323
Valeant Pharmaceuticals International, Inc. 5.50%, 3/01/23(a)		30	25,200
5.875%, 5/15/23(a)		57	48,165
6.125%, 4/15/25(a)		202	170,690
6.75%, 8/15/18(a)		25	24,128

			2,044,392

AB HIGH YIELD PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 7.8%
American Energy-Permian Basin LLC/AEPB Finance Corp. 7.125%, 11/01/20(a)	U.S.$	10	$5,375
Antero Resources Corp. 5.125%, 12/01/22		55	49,362
5.375%, 11/01/21		10	9,200
5.625%, 6/01/23(a)		10	9,200
Approach Resources, Inc. 7.00%, 6/15/21		10	5,600
Baytex Energy Corp. 5.625%, 6/01/24(a)		20	16,500
Berry Petroleum Co. LLC 6.375%, 9/15/22		34	12,240
Bonanza Creek Energy, Inc. 5.75%, 2/01/23		3	2,010
6.75%, 4/15/21		3	2,160
BreitBurn Energy Partners LP/BreitBurn Finance Corp. 7.875%, 4/15/22		19	7,125
California Resources Corp. 5.00%, 1/15/20		19	13,823
6.00%, 11/15/24		24	16,320
Carrizo Oil & Gas, Inc. 7.50%, 9/15/20		25	24,937
Chaparral Energy, Inc. 7.625%, 11/15/22		21	6,930
CHC Helicopter SA 9.25%, 10/15/20		41	23,085
Chesapeake Energy Corp. 2.50%, 5/15/37(h)		19	16,245
3.571%, 4/15/19(i)		15	9,675
4.875%, 4/15/22		20	12,400
6.875%, 11/15/20		35	23,712
7.25%, 12/15/18		6	4,830
Cobalt International Energy, Inc. 2.625%, 12/01/19(h)		24	17,280
Concho Resources, Inc. 5.50%, 4/01/23		30	30,150
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25%, 4/01/23(a)		16	13,600
DCP Midstream Operating LP 3.875%, 3/15/23		13	11,009
5.60%, 4/01/44		16	12,420
Denbury Resources, Inc. 4.625%, 7/15/23		77	51,397
5.50%, 5/01/22		18	12,600

20	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Diamondback Energy, Inc. 7.625%, 10/01/21	U.S.$	8	$8,520
Energy Transfer Equity LP 5.875%, 1/15/24		41	39,720
7.50%, 10/15/20		16	17,203
Energy XXI Gulf Coast, Inc. 6.875%, 3/15/24		35	6,825
7.75%, 6/15/19		10	2,050
11.00%, 3/15/20(a)		13	6,825
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22		20	15,400
9.375%, 5/01/20		7	6,090
EXCO Resources, Inc. 7.50%, 9/15/18		5	1,375
8.50%, 4/15/22		7	1,610
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		50	46,000
7.00%, 6/15/23		7	6,580
Gulfport Energy Corp. 6.625%, 5/01/23		18	16,470
Halcon Resources Corp. 8.875%, 5/15/21		17	5,706
9.75%, 7/15/20		8	2,720
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		30	24,150
Jones Energy Holdings LLC/Jones Energy Finance Corp. 6.75%, 4/01/22		19	15,247
Jupiter Resources, Inc. 8.50%, 10/01/22(a)		24	12,480
Laredo Petroleum, Inc. 7.375%, 5/01/22		19	18,762
Legacy Reserves LP/Legacy Reserves Finance Corp. 6.625%, 12/01/21		30	19,800
8.00%, 12/01/20		10	7,100
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19		52	12,220
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.875%, 12/01/24-6/01/25		65	60,950
Memorial Resource Development Corp. 5.875%, 7/01/22		20	18,850
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 9.25%, 6/01/21		20	3,600
Newfield Exploration Co. 5.375%, 1/01/26		20	19,000
5.625%, 7/01/24		16	15,840

AB HIGH YIELD PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Northern Blizzard Resources, Inc. 7.25%, 2/01/22(a)	U.S.$	38	$31,160
Oasis Petroleum, Inc. 6.875%, 3/15/22		20	17,050
Offshore Group Investment Ltd. 7.50%, 11/01/19		30	8,813
Paragon Offshore PLC 7.25%, 8/15/24(a)		60	9,150
PHI, Inc. 5.25%, 3/15/19		45	39,825
Precision Drilling Corp. 6.50%, 12/15/21		20	17,400
QEP Resources, Inc. 5.375%, 10/01/22		60	54,000
Range Resources Corp. 4.875%, 5/15/25(a)		27	24,165
Sabine Oil & Gas Corp. 7.25%, 6/15/19(b)		20	2,800
Sabine Pass Liquefaction LLC 5.625%, 3/01/25(a)		92	88,205
5.75%, 5/15/24		100	96,500
SandRidge Energy, Inc. 7.50%, 2/15/23		15	3,488
Seven Generations Energy Ltd. 6.75%, 5/01/23(a)		7	6,370
8.25%, 5/15/20(a)		30	29,100
SM Energy Co. 5.00%, 1/15/24		20	17,950
5.625%, 6/01/25		25	22,750
Southern Star Central Corp. 5.125%, 7/15/22(a)		20	19,400
Swift Energy Co. 7.875%, 3/01/22		15	3,863
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23		55	48,125
6.75%, 3/15/24(a)		10	9,838
Tervita Corp. 8.00%, 11/15/18(a)		15	11,025
10.875%, 2/15/18(a)		20	10,000
Transocean, Inc. 6.80%, 3/15/38		45	28,575
Triangle USA Petroleum Corp. 6.75%, 7/15/22(a)		20	9,400
Vanguard Natural Resources LLC/VNR Finance Corp. 7.875%, 4/01/20		10	5,988
W&T Offshore, Inc. 8.50%, 6/15/19		15	6,750

22	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Whiting Petroleum Corp. 1.25%, 4/01/20(a)(h)	U.S.$	17	$14,971
5.75%, 3/15/21		17	15,789
6.25%, 4/01/23		36	33,480
WPX Energy, Inc. 6.00%, 1/15/22		15	13,200
8.25%, 8/01/23		10	9,400

			1,538,808

Other Industrial – 0.8%
General Cable Corp. 4.50%, 11/15/29(h)(j)		17	11,613
5.75%, 10/01/22		20	17,250
Laureate Education, Inc. 9.25%, 9/01/19(a)		55	43,725
Modular Space Corp. 10.25%, 1/31/19(a)		23	13,743
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		30	25,500
13.00% (7.00% Cash and 6.00% PIK), 3/15/18(g)		22	22,949
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)		17	17,467

			152,247

Services – 0.5%
ADT Corp. (The) 2.25%, 7/15/17		15	14,925
4.125%, 4/15/19		20	20,450
6.25%, 10/15/21		20	21,600
IHS, Inc. 5.00%, 11/01/22		30	30,300
Mobile Mini, Inc. 7.875%, 12/01/20		20	20,800

			108,075

Technology – 4.7%
Avaya, Inc. 7.00%, 4/01/19(a)		41	33,313
10.50%, 3/01/21(a)		30	11,625
Blackboard, Inc. 7.75%, 11/15/19(a)		10	8,600
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		35	27,081
Brightstar Corp. 9.50%, 12/01/16(a)		60	60,312
CDW LLC/CDW Finance Corp. 5.00%, 9/01/23		13	13,488
5.50%, 12/01/24		49	51,327
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		15	13,200

AB HIGH YIELD PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CommScope Holding Co., Inc. 6.625% (6.625% Cash or 7.375% PIK), 6/01/20(a)(g)	U.S.$	10	$10,400
Dell, Inc. 5.875%, 6/15/19		35	36,220
6.50%, 4/15/38		36	30,510
Energizer Holdings, Inc. 5.50%, 6/15/25(a)		12	12,240
Ensemble S Merger Sub, Inc. 9.00%, 9/30/23(a)		14	14,035
First Data Corp. 7.00%, 12/01/23(a)		160	162,800
11.75%, 8/15/21		30	34,200
12.625%, 1/15/21		45	51,581
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(g)		20	17,312
Infor US, Inc. 5.75%, 8/15/20(a)		27	27,540
6.50%, 5/15/22(a)		50	47,375
Micron Technology, Inc. 5.50%, 2/01/25		71	67,627
MSCI, Inc. 5.25%, 11/15/24(a)		32	33,680
5.75%, 8/15/25(a)		8	8,436
Nokia Oyj 5.375%, 5/15/19		15	16,031
Open Text Corp. 5.625%, 1/15/23(a)		7	7,070
Sabre GLBL, Inc. 5.375%, 4/15/23(a)		9	9,135
Sanmina Corp. 4.375%, 6/01/19(a)		32	32,640
Sensata Technologies BV 4.875%, 10/15/23(a)		50	48,938
SunGard Data Systems, Inc. 7.625%, 11/15/20		40	41,704

			928,420

Transportation - Airlines – 0.2%
Air Canada 6.75%, 10/01/19(a)		15	15,900
8.75%, 4/01/20(a)		20	21,850

			37,750

Transportation - Services – 0.7%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		40	39,850

24	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Con-way, Inc. 6.70%, 5/01/34	U.S.$	21	$15,279
Hertz Corp. (The) 5.875%, 10/15/20		65	67,275
XPO Logistics, Inc. 6.50%, 6/15/22(a)		16	11,602

			134,006

			11,667,101

Financial Institutions – 9.7%
Banking – 4.9%
ABN AMRO Bank NV 4.31%, 3/10/16(k)	EUR	50	55,120
Ally Financial, Inc. 4.125%, 3/30/20	U.S.$	85	87,762
8.00%, 12/31/18-11/01/31		86	102,885
Bank of America Corp. Series AA 6.10%, 3/17/25(k)		9	9,081
Series X 6.25%, 9/05/24(k)		50	50,703
Series Z 6.50%, 10/23/24(k)		11	11,495
Bank of Ireland 10.00%, 7/30/16(a)	EUR	100	115,475
Barclays Bank PLC 6.86%, 6/15/32(a)(k)	U.S.$	30	34,350
BBVA International Preferred SAU 4.952%, 9/20/16(a)(k)	EUR	50	54,900
Citigroup, Inc. 5.95%, 1/30/23(k)	U.S.$	46	45,655
Credit Agricole SA 7.589%, 1/30/20(k)	GBP	50	83,632
HT1 Funding GmbH 6.352%, 6/30/17(k)	EUR	40	43,986
Lloyds Bank PLC 4.385%, 5/12/17(k)		50	56,632
Lloyds Banking Group PLC 6.657%, 5/21/37(a)(k)	U.S.$	35	39,200
RBS Capital Trust C 4.243%, 1/12/16(k)	EUR	35	38,285
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(k)	U.S.$	100	104,450
Zions Bancorporation 5.65%, 11/15/23		10	10,363
5.80%, 6/15/23(k)		20	19,800

			963,774

AB HIGH YIELD PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.1%
E*TRADE Financial Corp. 5.375%, 11/15/22	U.S.$	15	$16,038

Finance – 3.6%
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(a)(g)		24	1,789
CIT Group, Inc. 3.875%, 2/19/19		20	20,300
5.25%, 3/15/18		95	99,631
5.50%, 2/15/19(a)		30	31,837
Creditcorp 12.00%, 7/15/18(a)		20	14,700
Enova International, Inc. 9.75%, 6/01/21		40	33,900
International Lease Finance Corp. 5.875%, 4/01/19		70	75,105
8.25%, 12/15/20		90	107,550
8.75%, 3/15/17		20	21,575
8.875%, 9/01/17		40	44,400
Navient Corp. 4.625%, 9/25/17		20	20,224
4.875%, 6/17/19		50	48,375
5.00%, 10/26/20		30	28,088
7.25%, 1/25/22		35	34,475
8.00%, 3/25/20		80	84,800
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		60	47,100

			713,849

Insurance – 0.8%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		30	31,800
Genworth Holdings, Inc. 4.80%, 2/15/24		30	21,900
HUB International Ltd. 7.875%, 10/01/21(a)		30	29,925
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		40	46,900
Wayne Merger Sub LLC 8.25%, 8/01/23(a)		20	27,825

			158,350

Other Finance – 0.2%
ACE Cash Express, Inc. 11.00%, 2/01/19(a)		10	3,300
CNG Holdings, Inc. 9.375%, 5/15/20(a)		13	6,581

26	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

iPayment, Inc. 9.50%, 12/15/19(a)	U.S.$	6	$6,331
Series AI 9.50%, 12/15/19		9	9,563
Speedy Group Holdings Corp. 12.00%, 11/15/17(a)		30	21,600

			47,375

REITS – 0.1%
FelCor Lodging LP 6.00%, 6/01/25		15	15,525

			1,914,911

Utility – 3.1%
Electric – 3.1%
AES Corp./VA 4.875%, 5/15/23		20	18,550
7.375%, 7/01/21		74	78,810
Calpine Corp. 5.50%, 2/01/24		15	14,250
5.75%, 1/15/25		60	56,850
7.875%, 1/15/23(a)		41	44,024
DPL, Inc. 6.75%, 10/01/19		20	20,500
Dynegy, Inc. 5.875%, 6/01/23		26	24,310
6.75%, 11/01/19		45	44,887
7.375%, 11/01/22		35	35,087
FirstEnergy Corp. Series A 2.75%, 3/15/18		20	20,042
Series B 4.25%, 3/15/23		29	29,312
Series C 7.375%, 11/15/31		20	23,867
GenOn Energy, Inc. 7.875%, 6/15/17		29	26,898
NRG Energy, Inc. 6.25%, 7/15/22		6	5,520
7.625%, 1/15/18		25	26,188
7.875%, 5/15/21		40	39,800
Series WI 6.25%, 5/01/24		44	39,380
Talen Energy Supply LLC 4.60%, 12/15/21		37	31,756
6.50%, 5/01/18		10	10,175
TerraForm Power Operating LLC 6.125%, 6/15/25(a)		20	18,000

			608,206

Total Corporates – Non-Investment Grade (cost $15,167,958)			14,190,218

AB HIGH YIELD PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 5.1%
Financial Institutions – 3.7%
Banking – 1.7%
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(a)(k)	U.S.$	35	$52,850
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23(k)		35	33,687
Series R 6.00%, 8/01/23(k)		20	20,290
Series S 6.75%, 2/01/24(k)		7	7,543
Nationwide Building Society 6.00%, 12/15/16(k)	GBP	40	62,281
Standard Chartered PLC 6.409%, 1/30/17(a)(k)	U.S.$	100	101,000
Wells Fargo & Co. Series S 5.90%, 6/15/24(k)		55	56,237

			333,888

Brokerage – 0.1%
GFI Group, Inc. 8.625%, 7/19/18		19	20,615

Insurance – 1.1%
MetLife, Inc. Series C 5.25%, 6/15/20(k)		49	49,459
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(a)		50	58,107
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		20	30,235
Progressive Corp. (The) 6.70%, 6/15/37		25	25,125
Prudential Financial, Inc. 5.625%, 6/15/43		40	41,860
XLIT Ltd. 5.50%, 3/31/45		12	11,511

			216,297

REITS – 0.8%
DDR Corp. 7.875%, 9/01/20		40	48,486
EPR Properties 7.75%, 7/15/20		55	64,603
Senior Housing Properties Trust 6.75%, 12/15/21		30	33,270

			146,359

			717,159

28	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Industrial – 1.3%
Basic – 0.1%
Freeport-McMoRan, Inc. 2.375%, 3/15/18	U.S.$	25	$22,875
5.45%, 3/15/43		3	2,141
Glencore Funding LLC 2.125%, 4/16/18		3	2,618

			27,634

Communications - Media – 0.2%
CCO Safari II LLC 4.908%, 7/23/25(a)		20	20,329
6.484%, 10/23/45(a)		25	25,925

			46,254

Communications - Telecommunications – 0.2%
Embarq Corp. 7.995%, 6/01/36		30	31,556
Qwest Corp. 6.75%, 12/01/21		15	16,118

			47,674

Consumer Non-Cyclical – 0.1%
Forest Laboratories LLC 5.00%, 12/15/21(a)		10	10,808

Energy – 0.7%
Cimarex Energy Co. 4.375%, 6/01/24		5	4,973
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		14	13,755
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		29	29,216
Kinder Morgan, Inc./DE Series G 7.80%, 8/01/31		10	10,132
Noble Energy, Inc. 5.875%, 6/01/24		30	30,124
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		5	4,589
5.00%, 10/01/22		27	26,240
5.50%, 4/15/23		12	11,638

			130,667

			263,037

AB HIGH YIELD PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.1%
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67	U.S.$	20	$16,900

Total Corporates – Investment Grade (cost $1,021,741)			997,096

GOVERNMENTS – TREASURIES – 3.1%
Brazil – 0.1%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50	BRL	30	18,099

United States – 3.0%
U.S. Treasury Notes 1.875%, 8/31/22	U.S.$	600	599,813

Total Governments – Treasuries (cost $625,541)			617,912

BANK LOANS – 2.0%
Industrial – 1.2%
Basic – 0.4%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 3.75%, 6/30/19(i)		20	16,836
Ineos US Finance LLC 4.25%, 3/31/22(i)		25	24,489
Magnetation LLC 12.00%, 3/07/16(d)(g)(l)		38	33,544

			74,869

Consumer Cyclical - Entertainment – 0.0%
NCL Corporation Ltd. (aka Norwegian Cruise Lines) 4.00%, 11/19/21(i)		4	3,850

Consumer Cyclical - Retailers – 0.1%
J. Crew Group, Inc. 4.00%, 3/05/21(i)		16	11,641
Men’s Wearhouse, Inc., (The) 5.00%, 6/18/21		7	7,264

			18,905

Consumer Non-Cyclical – 0.4%
Air Medical Group Holdings, Inc. 4.50%, 4/28/22(i)		13	13,056
Concordia Healthcare Corp. 10/21/21(m)		14	13,428

30	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Grifols Worldwide Operations Limited 3.188%, 2/27/21(i)	U.S.$	10	$9,852
Ortho-Clinical Diagnostics Holdings Luxembourg S.A.r.l. 4.75%, 6/30/21(i)		9	9,279
Pharmedium Healthcare Corporation 7.75%, 1/28/22(i)		40	40,083

			85,698

Other Industrial – 0.2%
Atkore International, Inc. 7.75%, 10/09/21(i)		25	21,812
Travelport Finance (Luxembourg) S.A.r.l. 5.75%, 9/02/21(i)		23	23,052

			44,864

Technology – 0.1%
BMC Software Finance Inc. 5.00%, 9/10/20(i)		20	17,934

			246,120

Utility – 0.8%
Electric – 0.8%
Energy Future Intermediate Holding Company LLC (EFIH Finance Inc.) 4.25%, 6/19/16(i)		150	149,907

Total Bank Loans (cost $405,944)			396,027

		Shares
COMMON STOCKS – 1.8%
Clear Channel Outdoor Holdings, Inc. – Class A(f)		2,000	14,960
Crown Castle International Corp.		480	41,021
DISH Network Corp. – Class A(f)		150	9,445
Dynegy, Inc.(f)		768	14,922
eDreams ODIGEO SA(f)		5,140	13,735
Eldorado Resorts, Inc.(f)		1,332	13,187
EMC Corp./MA		710	18,616
Emeco Holdings Ltd.(f)		55,000	2,146
EP Energy Corp. – Class A(f)		1,456	8,022
General Motors Co.		760	26,532
Hovnanian Enterprises, Inc. – Class A(f)		1,894	3,902
International Game Technology PLC		1,000	16,220
iPayment, Inc.(f)		579	2,982
Las Vegas Sands Corp.		450	22,279
LifePoint Health, Inc.(f)		260	17,909
LyondellBasell Industries NV – Class A		110	10,220
MDC Holdings, Inc.		637	16,556
Navistar International Corp.(f)		1,533	18,856
Nortek, Inc.(f)		280	17,178

AB HIGH YIELD PORTFOLIO •	31

Portfolio of Investments

Company	Shares	U.S. $ Value

SBA Communications Corp. – Class A(f)	290	$34,516
Townsquare Media, Inc. – Class A(f)	1,300	14,248
Travelport Worldwide Ltd.	1,430	19,376
Whiting Petroleum Corp.(f)	299	5,152

Total Common Stocks (cost $398,267)		361,980

PREFERRED STOCKS – 1.4%
Financial Institutions – 1.3%
Banking – 1.1%
GMAC Capital Trust I 8.125%	2,375	61,346
Goldman Sachs Group, Inc. (The) Series J 5.50%	1,550	38,580
Morgan Stanley 6.875%	2,000	54,100
US Bancorp Series F 6.50%	2,000	57,960

		211,986

REITS – 0.2%
Public Storage Series W 5.20%	1,000	24,710
Welltower, Inc. 6.50%	500	13,275

		37,985

		249,971

Industrial – 0.1%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%	325	2,128

Energy – 0.1%
Energy XXI Ltd. 5.625%	250	6,000
Halcon Resources Corp. 5.75%	35	5,810
Sanchez Energy Corp. 4.875%	550	7,863
SandRidge Energy, Inc. 8.50%	200	1,510

		21,183

		23,311

Total Preferred Stocks (cost $301,283)		273,282

32	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.2%
Non-Agency Fixed Rate CMBS – 1.2%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.507%, 7/10/47(a)	U.S.$	50	$44,064
GS Mortgage Securities Trust Series 2014-GC18, Class D 4.948%, 1/10/47(a)		100	90,204
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 4.887%, 1/15/47(a)		100	91,596

Total Commercial Mortgage-Backed Securities (cost $243,425)			225,864

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.9%
GSE Risk Share Floating Rate – 0.8%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.347%, 7/25/23(i)		50	57,679
Series 2013-DN2, Class M2 4.447%, 11/25/23(i)		50	49,871
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 5.447%, 10/25/23(i)		50	52,271

			159,821

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/36		30	25,207

Total Collateralized Mortgage Obligations (cost $199,422)			185,028

		Shares
INVESTMENT COMPANIES – 0.3%
Funds and Investment Trusts – 0.3%
iShares Russell 2000 ETF (cost $49,298)		434	50,058

AB HIGH YIELD PORTFOLIO •	33

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 0.2%
Brazil – 0.2%
Petrobras Global Finance BV 5.625%, 5/20/43	U.S.$	45	$29,511

Colombia – 0.0%
Ecopetrol SA 5.875%, 5/28/45		10	8,150

Total Governments – Sovereign Agencies (cost $43,725)			37,661

AGENCIES – 0.1%
United States – 0.1%
CITGO Petroleum Corp. 6.25%, 8/15/22(a) (cost $29,061)		29	28,420

		Shares
WARRANTS – 0.1%
iPayment Holdings, Inc., expiring 12/29/22(d)(f)(l) (cost $4,220)		11,721	11,721

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 0.1%
Venezuela – 0.1%
Venezuela Government International Bond 9.25%, 9/15/27 (cost $17,777)	U.S.$	20	8,750

		Contracts
OPTIONS PURCHASED – CALLS – 0.0%
Options on Indices – 0.0%
EURO STOXX 50 Volatility Index Expiration: Nov 2015, Exercise Price: EUR 3,500.00(f)(n)		123	2,535
iShares iBoxx High Yield Expiration: Dec 2015, Exercise Price: $ 89.00(f)(o)		102	204

			2,739

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Nov 2015, Exercise Price: $ 210.00(f)(o)		11	1,721
SPDR S&P 500 ETF Trust Expiration: Dec 2015, Exercise Price: $ 227.00(f)(o)		36	180

			1,901

34	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Company		Contracts	U.S. $ Value

Options on Equities – 0.0%
Diageo PLC Expiration: Dec 2015, Exercise Price: GBP 20.00(f)(n)		3,344	$824
Beazer Homes USA Expiration: Nov 2015, Exercise Price: $ 22.00(f)(o)		9	23

			847

Total Options Purchased – Calls (premiums paid $9,940)			5,487

OPTIONS PURCHASED – PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
Boardwalk Real Estate Investment Trust Expiration: Nov 2015, Exercise Price: CAD 52.00(f)(n)		1,630	472
SPDR S&P 500 ETF Trust Expiration: Nov 2015, Exercise Price: $ 200.00(f)(o)		13	1,014
SPDR S&P 500 ETF Trust Expiration: Nov 2015, Exercise Price: $ 187.00(f)(o)		20	300
SPDR S&P 500 ETF Trust Expiration: Nov 2015, Exercise Price: $ 194.00(f)(o)		21	725

			2,511

		Notional Amount (000)
Swaptions – 0.0%
CDX-NAHY Series 25, 5 Year Index RTP, Barclays Bank PLC NA (Buy Protection) Expiration: Nov 2015, Exercise Rate: 101.00%(f)	U.S.$	660,000	1,277

Total Options Purchased – Puts (premiums paid $11,032)			3,788

		Shares
SHORT-TERM INVESTMENTS – 10.6%
Investment Companies – 10.1%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.13%(p)(q) (cost $1,992,398)		1,992,398	1,992,398

AB HIGH YIELD PORTFOLIO •	35

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

TIME DEPOSITS – 0.5%
BBH, Grand Cayman
(0.237)%, 11/02/15	EUR	– 0	–^	$5
0.03%, 11/02/15	U.S.$	5		5,341
0.05%, 11/02/15	CAD	– 0	–^	1
0.854%, 11/02/15	AUD	– 0	–^	– 0	–†
5.25%, 11/02/15	ZAR	2		113
BTMU, Grand Cayman 0.005%, 11/02/15	JPY	5,359		44,410
DNB, Oslo 0.08%, 11/02/15	GBP	29		43,948

Total Time Deposits (cost $93,175)				93,818

Total Short-Term Investments (cost $2,085,573)				2,086,216

Total Investments – 99.0% (cost $20,614,207)				19,479,508
Other assets less liabilities – 1.0%				203,864

Net Assets – 100.0%				$19,683,372

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr Futures (CBT)	3	December 2015	$384,930	$383,063	$(1,867)

Sold Contracts
S&P 500 E-Mini Futures	2	December 2015	200,287	207,370	(7,083)

					$(8,950)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	USD	41	SEK	341	11/05/15	$(1,392)
Brown Brothers Harriman & Co.	USD	44	GBP	29	11/10/15	(91)
Brown Brothers Harriman & Co.	NZD	81	USD	54	11/20/15	(1,214)
Brown Brothers Harriman & Co.	USD	24	MXN	402	11/20/15	771
Brown Brothers Harriman & Co.	EUR	444	USD	490	12/03/15	1,697
Brown Brothers Harriman & Co.	USD	44	JPY	5,359	12/11/15	9
Brown Brothers Harriman & Co.	AUD	40	USD	28	12/18/15	7
Deutsche Bank AG	BRL	93	USD	23	11/04/15	(911)
Deutsche Bank AG	USD	24	BRL	93	11/04/15	7

36	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	27	BRL	108	12/02/15	$473
Royal Bank of Scotland PLC	GBP	185	USD	284	11/10/15	(1,201)
Royal Bank of Scotland PLC	USD	44	PEN	142	11/17/15	(586)
Standard Chartered Bank	BRL	92	USD	24	11/04/15	(7)
Standard Chartered Bank	USD	24	BRL	92	11/04/15	410
Standard Chartered Bank	KRW	50,312	USD	42	11/13/15	(1,773)
Standard Chartered Bank	BRL	77	USD	20	12/02/15	(226)

						$(4,027)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
iShares IBoxx High Yield(o)	102	$76.00	December 2015	$3,973	$(1,326)
SPDR S&P 500 ETF Trust(o)	20	177.00	November 2015	1,339	(120)
SPDR S&P 500 ETF Trust(o)	21	184.00	November 2015	944	(231)
SPDR S&P 500 ETF Trust(o)	13	190.00	November 2015	402	(279)
Taylor Morrison Home Corp.(o)	8	22.50	January 2016	2,145	(3,400)

				$8,803	$(5,356)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put – CDX-NAHY Series 25, 5 Year Index	Barclays Bank PLC	Sell	98.00%	11/18/15	$660	$594	$(276)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX):
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	(5.00)%	3.13%	EUR	160	$(14,661)	$2,127

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.59		$344	21,734	5,917
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.59		143	9,019	2,441
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.27		162	6,019	6,322

AB HIGH YIELD PORTFOLIO •	37

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00%	4.27%	$162	$6,019	$5,924
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.27	162	6,019	5,876
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.27	162	6,019	5,701
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.27	112	4,162	4,635
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.27	112	4,162	4,437
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.27	112	4,162	4,327
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.27	112	4,162	1,228

				$56,816	$48,935

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Credit Suisse International:
Western Union Co., 3.650% 8/22/18, 9/20/17*	(1.00)%	0.32%	$60	$(812)	$(503)	$(309)
Goldman Sachs International:
British Telecommunications PLC, 5.750% 12/07/28, 6/20/20*	(1.00)	0.71	EUR 170	(2,642)	(4,259)	1,617

Sale Contracts
Bank of America, NA:
Abengoa S.A., 8.500% 3/31/16, 12/20/20*	5.00	49.43	15	(11,329)	(11,327)	(2)
Barclays Bank PLC:
Altice Finco S.A., 9.000% 6/15/23, 12/20/20*	5.00	4.12	40	2,022	1,839	183
Unitymedia GmbH, 6.125% 1/15/25, 12/20/20*	5.00	1.96	70	11,924	11,818	106

38	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA:
Advanced Micro Devices, Inc., 7.750% 8/01/20, 9/20/20*	5.00%	11.19%		$20	$(4,107)	$(4,767)	$660
Credit Suisse International:
Altice Finco S.A., 9.000% 6/15/23, 12/20/20*	5.00	4.12	EUR	100	5,212	4,566	646
Numericable-Sfr Sas, 5.375% 5/15/22, 12/20/20*	5.00	3.30		80	7,699	7,167	532
Western Union Co., 3.650% 8/22/18, 9/20/19*	1.00	0.89		$40	157	(433)	590
Goldman Sachs International:
Convatec Healthcare E S.A., 10.875% 12/15/18, 9/20/19*	5.00	1.18	EUR	25	4,154	3,873	281
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	12.23		$10	(2,458)	(2,622)	164
Wind Acquisition Finance S.A., 7.000% 4/23/21, 9/20/20*	5.00	3.05	EUR	30	3,066	3,331	(265)
JPMorgan Chase Bank, NA:
Virgin Media Finance PLC, 7.000% 4/15/23, 9/20/19*	5.00	1.87		60	8,093	5,825	2,268
Wind Acquisition Finance S.A., 11.750% 7/15/17, 9/20/19*	5.00	2.47		70	7,580	4,904	2,676
Morgan Stanley & Co. International PLC:
AK Steel Corp., 7.625% 5/15/20, 9/20/19*	5.00	22.73		$30	(11,960)	282	(12,242)
MGM Resorts International, 7.625% 1/15/17, 9/20/19*	5.00	1.84		70	8,493	5,871	2,622
U.S. Steel Corp., 6.650% 6/01/37, 9/20/19*	5.00	13.96		20	(4,729)	883	(5,612)

					$20,363	$26,448	$(6,085)

*	Termination date

AB HIGH YIELD PORTFOLIO •	39

Portfolio of Investments

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
Markit iBoxx USD Liquid High Yield Index	7,246	LIBOR	$1,670	12/28/15	$6,997
Goldman Sachs International
Markit iBoxx USD Liquid High Yield Index	415	LIBOR	94	12/28/15	2,121
Markit iBoxx USD Liquid High Yield Index	782	LIBOR	179	12/28/15	2,035
Markit iBoxx USD Liquid High Yield Index	392	LIBOR	90	12/28/15	651
JPMorgan Chase Bank, NA
Markit iBoxx USD Liquid High Yield Index	1,011	LIBOR	231	12/28/15	2,953
Morgan Stanley & Co. International PLC
Markit iBoxx USD Liquid High Yield Index	796	LIBOR	182	12/28/15	2,241
Markit iBoxx USD Liquid High Yield Index	797	LIBOR	183	12/28/15	1,405
Markit iBoxx USD Liquid High Yield Index	4	LIBOR	1	12/28/15	11

Pay Total Return on Reference Obligation
Morgan Stanley & Co. International PLC
Markit iBoxx USD Liquid High Yield Index	866	LIBOR	200	12/21/15	(494)

					$17,920

^	Principal amount less than 500.

†	Less than $0.50.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate market value of these securities amounted to $5,451,929 or 27.7% of net assets.

(b)	Security is in default and is non-income producing.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.04% of net assets as of October 31, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	7/17/14	$36,771	$7,700	0.04%

(d)	Fair valued by the Adviser.

(e)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Momentive Performance Materials, Inc. 8.875%, 10/15/20	7/16/14	$	– 0	–	$	– 0	–	0.00%

40	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

(f)	Non-income producing security.

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2015.

(h)	Convertible security.

(i)	Floating Rate Security. Stated interest rate was in effect at October 31, 2015.

(j)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2015.

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(l)	Illiquid security.

(m)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(n)	One contract relates to 1 share.

(o)	One contract relates to 100 shares.

(p)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(q)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

Glossary:

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

AB HIGH YIELD PORTFOLIO •	41

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $18,621,809)	$17,487,110
Affiliated issuers (cost $1,992,398)	1,992,398
Foreign currencies, at value (cost $194)	198
Dividends and interest receivable	294,915
Cash collateral due from broker	263,306
Receivable from Adviser	114,967
Receivable for capital stock sold	70,123
Receivable for investment securities sold and foreign currency transactions	53,852
Upfront premiums paid on credit default swaps	50,359
Unrealized appreciation on total return swaps	18,414
Unrealized appreciation on credit default swaps	12,345
Unrealized appreciation on forward currency exchange contracts	3,374
Receivable for variation margin on exchange-traded derivatives	2,922

Total assets	20,364,283

Liabilities
Payable for investment securities purchased and foreign currency transactions	321,050
Audit and tax fee payable	112,329
Dividends payable	65,242
Upfront premiums received on credit default swaps	23,911
Unrealized depreciation on credit default swaps	18,430
Payable for newly entered credit default swaps	12,856
Unrealized depreciation on forward currency exchange contracts	7,401
Options written, at value (premiums received $8,803)	5,356
Transfer Agent fee payable	1,504
Offering expenses payable	975
Distribution fee payable	646
Unrealized depreciation on total return swaps	494
Payable for capital stock redeemed	386
Swaptions written, at value (premiums received $594)	276
Accrued expenses and other liabilities	110,055

Total liabilities	680,911

Net Assets	$19,683,372

Composition of Net Assets
Capital stock, at par	$2,130
Additional paid-in capital	21,109,059
Undistributed net investment income	122,320
Accumulated net realized loss on investment and foreign currency transactions	(466,855)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(1,083,282)

$19,683,372

See notes to financial statements.

42	• AB HIGH YIELD PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,741,974	296,847	$9.24	*

C	$119,137	12,895	$9.24

Advisor	$250,840	27,145	$9.24

R	$9,242	1,000	$9.24

K	$9,242	1,000	$9.24

I	$16,543,695	1,790,331	$9.24

Z	$9,242	1,000	$9.24

*	The maximum offering price per share for Class A shares was $9.65 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB HIGH YIELD PORTFOLIO •	43

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income
Interest	$905,606
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $60)	28,383
Affiliated issuers	1,484
Other Income	250	$935,723

Expenses
Advisory fee (see Note B)	108,212
Distribution fee—Class A	1,225
Distribution fee—Class C	1,026
Distribution fee—Class R	48
Distribution fee—Class K	24
Transfer agency—Class A	6,988
Transfer agency—Class C	3,459
Transfer agency—Advisor Class	5,266
Transfer agency—Class R	6
Transfer agency—Class K	5
Transfer agency—Class I	3,453
Transfer agency—Class Z	2
Audit and tax	117,822
Amortization of offering expenses	101,109
Registration fees	91,362
Custodian	90,802
Administrative	52,405
Legal	41,306
Directors’ fees	18,764
Printing	16,361
Miscellaneous	59,185

Total expenses	718,830
Less: expenses waived and reimbursed by the Adviser (see Note B)	(572,066)

Net expenses		146,764

Net investment income		788,959

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(471,531)
Swaps		(52,656)
Futures		39,734
Options written		45,351
Swaptions written		35,475
Foreign currency transactions		61,832
Net change in unrealized appreciation/depreciation on:
Investments		(840,759)
Swaps		44,527
Futures		(6,443)
Options written		4,239
Swaptions written		(1,678)
Foreign currency denominated assets and liabilities		(15,489)

Net loss on investment and foreign currency transactions		(1,157,398)

Net Decrease in Net Assets from Operations		$(368,439)

See notes to financial statements.

44	• AB HIGH YIELD PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	July 15, 2014* to October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$788,959	$193,271
Net realized gain (loss) on investment and foreign currency transactions	(341,795)	95,040
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(815,603)	(267,679)

Net increase (decrease) in net assets from operations	(368,439)	20,632
Dividends and Distributions to Shareholders from
Net investment income
Class A	(21,264)	(192)
Class C	(3,905)	(72)
Advisor Class	(7,335)	(202)
Class R	(422)	(87)
Class K	(446)	(94)
Class I	(844,746)	(203,083)
Class Z	(470)	(102)
Net realized gain on investment and foreign currency transactions
Class A	(52)	– 0	–
Class C	(122)	– 0	–
Advisor Class	(191)	– 0	–
Class R	(14)	– 0	–
Class K	(14)	– 0	–
Class I	(24,706)	– 0	–
Class Z	(14)	– 0	–
Capital Stock Transactions
Net increase	992,821	20,145,891

Total increase (decrease)	(279,319)	19,962,691
Net Assets
Beginning of period	19,962,691	– 0	–

End of period (including undistributed net investment income of $122,320 and $64,724, respectively)	$19,683,372	$19,962,691

*	Commencement of operations.

See notes to financial statements.

AB HIGH YIELD PORTFOLIO •	45

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: AB Intermediate Bond Portfolio, AB Bond Inflation Strategy Portfolio, AB Municipal Bond Inflation Strategy Portfolio, AB All Market Real Return Portfolio, AB Limited Duration High Income Portfolio, AB Government Reserves Portfolio, AB Tax-Aware Fixed Income Portfolio, AB Credit Long/Short Portfolio and AB High Yield Portfolio. They are each diversified Portfolios, with the exception of AB Credit Long/Short Portfolio and AB High Yield Portfolio, which are non-diversified. AB Credit Long/Short Portfolio commenced operations on May 7, 2014. AB High Yield Portfolio commenced operations on July 15, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB High Yield Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein High Yield Portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently publicly offered. As of October 31, 2015, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

46	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s

AB HIGH YIELD PORTFOLIO •	47

Notes to Financial Statements

financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

48	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices,

AB HIGH YIELD PORTFOLIO •	49

Notes to Financial Statements

these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2015:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$14,007,240		$182,978	^	$14,190,218
Corporates – Investment Grade		– 0	–	997,096		– 0	–	997,096
Governments – Treasuries		– 0	–	617,912		– 0	–	617,912
Bank Loans		– 0	–	– 0	–	396,027		396,027
Common Stocks		356,852		2,146		2,982		361,980
Preferred Stocks		252,099		21,183		– 0	–	273,282
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	225,864		225,864
Collateralized Mortgage Obligations		– 0	–	– 0	–	185,028		185,028
Investment Companies		50,058		– 0	–	– 0	–	50,058
Governments – Sovereign Agencies		– 0	–	37,661		– 0	–	37,661
Agencies		– 0	–	28,420		– 0	–	28,420
Warrants		– 0	–	– 0	–	11,721		11,721
Emerging Markets – Sovereigns		– 0	–	8,750		– 0	–	8,750
Options Purchased – Calls		– 0	–	5,487		– 0	–	5,487
Options Purchased – Puts		– 0	–	3,788		– 0	–	3,788
Short-Term Investments:
Investment Companies		1,992,398		– 0	–	– 0	–	1,992,398
Time Deposits		– 0	–	93,818		– 0	–	93,818

Total Investments in Securities		2,651,407		15,823,501		1,004,600		19,479,508
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	12,345		– 0	–	12,345
Centrally Cleared Credit Default Swaps		– 0	–	48,935		– 0	–	48,935	†
Forward Currency Exchange Contracts		– 0	–	3,374		– 0	–	3,374
Total Return Swaps		– 0	–	18,414		– 0	–	18,414

50	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Liabilities
Credit Default Swaps	$	– 0	–	$(18,430)		$	– 0	–	$(18,430)
Futures		(8,950)		– 0	–		– 0	–	(8,950)†
Forward Currency Exchange Contracts		– 0	–	(7,401)			– 0	–	(7,401)
Total Return Swaps		– 0	–	(494)			– 0	–	(494)
Put Options Written		– 0	–	(5,356)			– 0	–	(5,356)
Credit Default Swaptions Written		– 0	–	(276)			– 0	–	(276)

Total**		$2,642,457		$15,874,612			$1,004,600		$19,521,669

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include written options and swaptions which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/depreciation on exchange-traded derivatives as reported in the portfolio of investments.

**	There were no transfers between level 1 and level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Corporates - Investment Grade			Bank Loans		Common Stocks
Balance as of 10/31/14	$207,734			$34,600		$326,756		$	– 0	–
Accrued discounts/ (premiums)	(4,561)			– 0	–	1,465			– 0	–
Realized gain (loss)	(99)			– 0	–	(1,384)			– 0	–
Change in unrealized appreciation/depreciation	(17,979)			– 0	–	(6,744)			1,535
Purchases	37,392			– 0	–	164,973			1,447
Sales/Paydowns	(39,509)			– 0	–	(89,039)			– 0	–
Transfers into level 3	– 0	–		– 0	–	– 0	–		– 0	–
Transfers out of level 3	– 0	–		(34,600)		– 0	–		– 0	–

Balance as of 10/31/15	$182,978		$	– 0	–	$396,027			$2,982

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15**	$(16,780)		$	– 0	–	$(8,203)			$1,535

AB HIGH YIELD PORTFOLIO •	51

Notes to Financial Statements

Commercial Mortgage-Backed Securities	Collateralized Mortgage Obligations	Warrants	Total
Balance as of 10/31/14	$238,158	$262,347	$	– 0	–	$1,069,595
Accrued discounts/ (premiums)	225	(5,744)	– 0	–	(8,615)
Realized gain (loss)	– 0	–	(5,771)	– 0	–	(7,254)
Change in unrealized appreciation/ depreciation	(12,519)	2,930	7,501	(25,276)
Purchases	– 0	–	– 0	–	4,220	208,032
Sales/Paydowns	– 0	–	(68,734)	– 0	–	(197,282)
Transfers into level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of level 3	– 0	–	– 0	–	– 0	–	(34,600)

Balance as of 10/31/15	$225,864	$185,028	$11,721	$1,004,600	+

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15**	$(12,519)	$(2,333)	$7,501	$(30,799)

#	The Portfolio held securities with zero market value at period end.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at October 31, 2015. Securities priced by (i) third party vendors or (ii) using prior transaction prices, which approximates fair value, are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2015	Valuation Technique	Unobservable Input	Range/ Weighted Average
Bank Loans	$33,544	Market Approach	EBITDA* Projection	$28mm-$70mm/N/A
			EBITDA* Multiple	6x/N/A
			Scrap Value	$154mm/N/A

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated),

52	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily comparisons of security valuation versus prior day for all securties that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation on foreign currency denominated assets and liabilities.

AB HIGH YIELD PORTFOLIO •	53

Notes to Financial Statements

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a prorate basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $142,762 were deferred and amortized on a straight line basis over a one year period starting from July 15, 2014 (commencement of operations).

54	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.05%, 1.80%, .80%, 1.30%, 1.05%, .80%, and .80% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2014 are subject to repayment by the Portfolio until October 31, 2017. Any fees waived and expenses borne by the Adviser from November 1, 2014 to July 14, 2015 are subject to repayment by the Portfolio until October 31, 2018, provided that no repayment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentage set forth per the Expense Caps. The Expense Caps may not be terminated before January 29, 2016. For the year ended October 31, 2015, such waiver/reimbursement amounted to $519,661.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2015, the Adviser voluntarily agreed to waive such fees in the amount of $52,405.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended October 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $696 from the sale of Class A shares and received $46 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the year ended October 31, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management

AB HIGH YIELD PORTFOLIO •	55

Notes to Financial Statements

fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2015 (000)	Dividend Income (000)
$1,841	$9,187	$9,036	$1,992	$1

Brokerage commissions paid on investment transactions for the year ended October 31, 2015 amounted to $8,524, none of which was paid to Sanford C. Bernstein & Co. LLC or Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $490 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$9,706,807	$9,267,764
U.S. government securities	599,367	– 0	–

56	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, written options, swaps and futures) are as follows:

Cost	$20,638,891

Gross unrealized appreciation	$154,245
Gross unrealized depreciation	(1,313,628)

Net unrealized depreciation	$(1,159,383)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed

AB HIGH YIELD PORTFOLIO •	57

Notes to Financial Statements

to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a future, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2015, the Portfolio held futures for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call

58	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At October 31, 2015, the maximum payments for written put options amounted to $1,780,600. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premiums received upon entering into the contract.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2015, the Portfolio held purchased options for hedging purposes.

During the year ended October 31, 2015, the Portfolio held written options for hedging purposes.

AB HIGH YIELD PORTFOLIO •	59

Notes to Financial Statements

For the year ended October 31, 2015, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/14	150		$12,293
Options written	542,861		75,330
Options expired	(690)		(56,244)
Options bought back	(542,157)		(22,576)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 10/31/15	164		$8,803

For the year ended October 31, 2015, the Portfolio had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/14	$3,760,000		$9,332
Swaptions written	9,840,000		26,737
Swaptions expired	(12,940,000)		(35,475)
Swaptions bought back	– 0	–	– 0	–
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 10/31/15	$660,000		$594

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for

60	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation on swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the

AB HIGH YIELD PORTFOLIO •	61

Notes to Financial Statements

swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2015, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $40,000.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended October 31, 2015, the Portfolio held credit default swaps for hedging and non-hedging purposes.

62	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2015, the Portfolio held total return swaps for non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or

AB HIGH YIELD PORTFOLIO •	63

Notes to Financial Statements

posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$1,867	*

Interest rate contracts	Investments in securities, at value	$204	Options written, at value	1,326

Interest rate contracts	Unrealized appreciation on total return swaps	18,414	Unrealized depreciation on total return swaps	494

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,374	Unrealized depreciation on forward currency exchange contracts	7,401

64	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on credit default swaps	12,345		Unrealized depreciation on credit default swaps	18,430

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$48,935	*

Credit contracts	Investments in securities, at value	1,277		Swaptions written, at value	$276

Equity contracts				Receivable/Payable for variation margin on exchange-traded derivatives	7,083	*

Equity contracts	Investment in securities, at value	7,794		Options written, at value	4,030

Total		$92,343			$40,907

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended October 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(43,009)	$9,227

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	23,041	(1,867)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(23,773)	(8,015)

AB HIGH YIELD PORTFOLIO •	65

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	$	– 0	–	$2,648

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities		99,623		(16,235)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions		(2,493)		– 0	–

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written		2,007		– 0	–

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions		(57,356)		2,126

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps		(9,647)		35,300

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written		35,475		(1,678)

66	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	$16,693	$(4,576)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(77,432)	10,727

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	43,344	1,591

Total		$6,473	$29,248

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended October 31, 2015:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$723,672
Average notional amount of sale contracts	$1,067,260	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,913,333	(b)

Credit Default Swaps:
Average notional amount of buy contracts	$175,714
Average notional amount of sale contracts	$593,667

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$274,042
Average principal amount of sale contracts	$1,138,145

Futures:
Average notional amount of buy contracts	$1,508,038	(c)
Average notional amount of sale contracts	$128,467	(d)

Total Return Swaps:
Average notional amount	$1,115,923

Purchased Options:
Average cost	$36,471

(a)	Positions were open for eight months during the year.

(b)	Positions were open for six months during the year.

(c)	Positions were open for nine months during the year.

(d)	Positions were open for ten months during the year.

AB HIGH YIELD PORTFOLIO •	67

Notes to Financial Statements

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at year end were subject to netting arrangements. The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of October 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.*	$1,758	$	– 0	–	$	– 0	–	$	– 0	–	$1,758
Morgan Stanley & Co., LLC*	5,331	(5,331)	– 0	–	– 0	–	– 0	–

Total	$7,089	$(5,331)	$	– 0	–	$	– 0	–	$1,758

OTC Derivatives:
Bank of America, N.A.	$6,997	$(6,997)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	15,223	(276)	– 0	–	– 0	–	14,947
Brown Brothers Harriman & Co.	2,484	(2,484)	– 0	–	– 0	–	– 0	–
Credit Suisse International	13,068	(812)	– 0	–	– 0	–	12,256
Deutsche Bank AG	3,838	(911)	– 0	–	– 0	–	2,927
Goldman Sachs Bank USA / Goldman Sachs International	12,500	(5,100)	– 0	–	– 0	–	7,400
JPMorgan Chase Bank, NA	18,626	– 0	–	– 0	–	– 0	–	18,626
Morgan Stanley & Co. International PLC	12,150	(12,150)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	410	(410)	– 0	–	– 0	–	– 0	–

Total	$85,296	$(29,140)	$	– 0	–	$	– 0	–	$56,156	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged	Security Collateral Pledged	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$5,356	$(5,331)	$(25)	$	– 0	–	$	– 0	–

Total	$5,356	$(5,331)	$(25)	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, N.A.	$11,329	$(6,997)	$	– 0	–	$	– 0	–	$4,332
Barclays Bank PLC	276	(276)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	2,697	(2,484)	– 0	–	– 0	–	213
Citibank, N.A.	4,107	– 0	–	– 0	–	– 0	–	4,107
Credit Suisse International	812	(812)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	911	(911)	– 0	–	– 0	–	– 0	–

68	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Goldman Sachs Bank USA / Goldman Sachs International	$5,100	$(5,100)		$	– 0	–	$	– 0	–	$	– 0	–
Morgan Stanley & Co. International PLC	17,183	(12,150)			– 0	–		– 0	–		5,033
Royal Bank of Scotland PLC	1,787	– 0	–		– 0	–		– 0	–		1,787
Standard Chartered Bank	2,006	(410)			– 0	–		– 0	–		1,596

Total	$46,208	$(29,140)		$	– 0	–	$	– 0	–		$17,068	^

*	Cash has been posted for initial margin requirements on exchange-traded derivatives outstanding at October 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon

AB HIGH YIELD PORTFOLIO •	69

Notes to Financial Statements

receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2015, the Portfolio had no unfunded loan commitments or bridge loan commitments outstanding.

During the year ended October 31, 2015, the Portfolio received no commitment fees or additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2015	July 15, 2014* to October 31, 2014		Year Ended October 31, 2015	July 15, 2014* to October 31, 2014

Class A
Shares sold	292,676	2,929		$2,741,466	$29,153

Shares issued in reinvestment of dividends and distributions	2,211	10		20,519	102

Shares redeemed	(979)	– 0	–	(9,038)	– 0	–

Net increase	293,908	2,939		$2,752,947	$29,255

Class C
Shares sold	14,010	1,000		$135,980	$10,002

Shares issued in reinvestment of dividends and distributions	334	– 0	–	3,193	– 0	–

Shares redeemed	(2,449)	– 0	–	(23,449)	– 0	–

Net increase	11,895	1,000		$115,724	$10,002

70	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

	Shares				Amount
	Year Ended October 31, 2015		July 15, 2014* to October 31, 2014		Year Ended October 31, 2015			July 15, 2014* to October 31, 2014

Advisor Class
Shares sold	12,660		13,778			$117,525		$136,502

Shares issued in reinvestment of dividends and distributions	694		13			6,625		124

Net increase	13,354		13,791			$124,150		$136,626

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class K
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class I
Shares sold	– 0	–	1,994,000		$	– 0	–	$19,940,002

Shares redeemed	(203,669)		– 0	–		(2,000,000)		– 0	–

Net increase (decrease)	(203,669)		1,994,000			$(2,000,000)		$19,940,002

Class Z
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

*	Commencement of operations.

At October 31, 2015, the Adviser owns approximately 84% of the Portfolio’s outstanding shares.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or

AB HIGH YIELD PORTFOLIO •	71

Notes to Financial Statements

fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perception of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Portfolio to reinvest the proceeds, possibly at a lower rate of return.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

72	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015		2014
Distributions paid from:
Ordinary income	$903,701		$203,832
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	$903,701		$203,832

AB HIGH YIELD PORTFOLIO •	73

Notes to Financial Statements

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$218,630
Accumulated capital and other losses	(451,121	)(a)
Unrealized appreciation/(depreciation)	(1,122,523	)(b)

Total accumulated earnings/(deficit)	$(1,355,014	)(c)

(a)	As of October 31, 2015, the Portfolio had a net capital loss carryforward of $451,121.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Portfolio had a net short-term capital loss carryforward of $353,432 and a net long-term capital loss carryforward of $97,689 which may be carried forward for an indefinite period.

During the current year, permanent differences primarily due to foreign currency reclassfications, the tax treatment of swaps, options, and futures, reclassifications of paydown gains/losses, the redesignation of dividends and the tax treatment of offering costs resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no affect on net assets.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

74	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31, 2015	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.38	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.59)	(.10)

Net increase (decrease) in net asset value from operations	(.21)	.00

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.09)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.46)	(.09)

Net asset value, end of period	$ 9.24	$ 9.91

Total Return
Total investment return based on net asset value(d)	(2.19)%	0.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,742	$29
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.05	%(e)
Expenses, before waivers/reimbursements	6.57%	49.84	%(e)
Net investment income(c)	4.11%	3.41	%(e)
Portfolio turnover rate	56%	5%

See footnote summary on page 81.

AB HIGH YIELD PORTFOLIO •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31, 2015	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.32	.07
Net realized and unrealized loss on investment and foreign currency transactions	(.61)	(.09)

Net decrease in net asset value from operations	(.29)	(.02)

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.07)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.38)	(.07)

Net asset value, end of period	$ 9.24	$ 9.91

Total Return
Total investment return based on net asset value(d)	(2.95)%	(0.18)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$119	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.80%	1.80	%(e)
Expenses, before waivers/reimbursements	7.85%	56.89	%(e)
Net investment income(c)	3.36%	2.28	%(e)
Portfolio turnover rate	56%	5%

See footnote summary on page 81.

76	• AB HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31, 2015	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.42	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.61)	(.09)

Net increase (decrease) in net asset value from operations	(.19)	.01

Less: Dividends and Distributions
Dividends from net investment income	(.47)	(.10)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.48)	(.10)

Net asset value, end of period	$ 9.24	$ 9.91

Total Return
Total investment return based on net asset value(d)	(1.94)%	0.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$251	$137
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.80	%(e)
Expenses, before waivers/reimbursements	7.35%	33.51	%(e)
Net investment income(c)	4.38%	3.26	%(e)
Portfolio turnover rate	56%	5%

See footnote summary on page 81.

AB HIGH YIELD PORTFOLIO •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31, 2015	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.37	.08
Net realized and unrealized loss on investment and foreign currency transactions	(.60)	(.08)

Net increase (decrease) in net asset value from operations	(.23)	.00

Less: Dividends and Distributions
Dividends from net investment income	(.43)	(.09)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.44)	(.09)

Net asset value, end of period	$ 9.24	$ 9.91

Total Return
Total investment return based on net asset value(d)	(2.42)%	(0.03)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30%	1.30	%(e)
Expenses, before waivers/reimbursements	4.39%	4.84	%(e)
Net investment income(c)	3.90%	2.78	%(e)
Portfolio turnover rate	56%	5%

See footnote summary on page 81.

78	• AB HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31, 2015	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.40	.09
Net realized and unrealized loss on investment and foreign currency transactions	(.61)	(.09)

Net increase (decrease) in net asset value from operations	(.21)	.00

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.09)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.46)	(.09)

Net asset value, end of period	$ 9.24	$ 9.91

Total Return
Total investment return based on net asset value(d)	(2.17)%	0.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.05	%(e)
Expenses, before waivers/reimbursements	4.13%	4.56	%(e)
Net investment income(c)	4.15%	3.03	%(e)
Portfolio turnover rate	56%	5%

See footnote summary on page 81.

AB HIGH YIELD PORTFOLIO •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31, 2015	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.42	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.61)	(.09)

Net increase (decrease) in net asset value from operations	(.19)	.01

Less: Dividends and Distributions
Dividends from net investment income	(.47)	(.10)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.48)	(.10)

Net asset value, end of period	$ 9.24	$ 9.91

Total Return
Total investment return based on net asset value(d)	(1.94)%	0.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,544	$19,757
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.80	%(e)
Expenses, before waivers/reimbursements	3.86%	4.27	%(e)
Net investment income(c)	4.39%	3.29	%(e)
Portfolio turnover rate	56%	5%

See footnote summary on page 81.

80	• AB HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31, 2015	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.42	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.61)	(.09)

Net increase (decrease) in net asset value from operations	(.19)	.01

Less: Dividends and Distributions
Dividends from net investment income	(.47)	(.10)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.48)	(.10)

Net asset value, end of period	$ 9.24	$ 9.91

Total Return
Total investment return based on net asset value(d)	(1.93)%	0.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.80	%(e)
Expenses, before waivers/reimbursements	3.86%	4.30	%(e)
Net investment income(c)	4.40%	3.28	%(e)
Portfolio turnover rate	56%	5%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

AB HIGH YIELD PORTFOLIO •	81

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Bond Fund, Inc. and Shareholders of AB High Yield Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB High Yield Portfolio (the “Fund”) (formerly known as AllianceBernstein High Yield Portfolio), one of the portfolios constituting AB Bond Fund, Inc. (formerly known as AllianceBernstein Bond Fund, Inc.), as of October 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period July 15, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB High Yield Portfolio (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period July 15, 2014 (commencement of operations) to October 31, 2014 in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2015

82	• AB HIGH YIELD PORTFOLIO

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2015. For foreign shareholders, 66.37% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB HIGH YIELD PORTFOLIO •	83

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Gershon M. Distenfeld(2), Vice President

Sherif M. Hamid(2), Vice President

Ivan Rudolph-Shabinsky(2), Vice President

Ashish C. Shah(2), Vice President

Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc. 1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc. P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the High Yield Investment Team. Messrs. Distenfeld, Hamid, Rudolph-Shabinksy and Shah are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

84	• AB HIGH YIELD PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 55 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

AB HIGH YIELD PORTFOLIO •	85

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.# Chairman of the Board 74 (2014)	Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi- conductors) since 2007

John H. Dobkin, # 73 (2014)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

86	• AB HIGH YIELD PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 71 (2014)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He was a Director of The Merger Fund (registered investment company) since prior to 2010 until 2013 and Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., # 83 (2014)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

AB HIGH YIELD PORTFOLIO •	87

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 79 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110

Nancy P. Jacklin, # 67 (2014)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	110	None

88	• AB HIGH YIELD PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 63 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, # 76 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

AB HIGH YIELD PORTFOLIO •	89

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

90	• AB HIGH YIELD PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gershon M. Distenfeld 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Sherif M. Hamid 39	Vice President	Senior Vice President of the Adviser, with which he has been associated since 2013 and Portfolio Manager for High Yield. Previously, he was head of European Credit Strategy of Barclays Capital 2011 to 2013, and a U.S. investment-grade credit strategist and U.S. high yield analyst since prior to 2010.

Ivan Rudolph-Shabinsky 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Ashish C. Shah 45	Vice President	Senior Vice President, and Head of Global Credit of the Adviser**, with which he has been associated since May 2010 and Chief Diversity Officer since 2014. Previously he was a Managing Director and Head of Global Credit Strategy at Barclays Capital since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

AB HIGH YIELD PORTFOLIO •	91

Management of the Fund

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

92	• AB HIGH YIELD PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”) in respect of AB High Yield Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

AB HIGH YIELD PORTFOLIO •	93

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Portfolio’s net assets on September 30, 2015.

Portfolio	Net Assets 9/30/15 ($MM)	Advisory Fee
High Yield Portfolio[4],[5]	$18.9	0.60% on 1st $2.5 billion
		0.55% on next $2.5 billion
		0.50% on the balance

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Portfolio’s fiscal year ended October 31, 2014, the Adviser received $19,919 (0.100% of the Portfolio’s average daily net assets) for providing such services but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least

3	Jones v. Harris at 1427.

4	The advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the High Income category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the High Income category is as follows: 50 bp on the first $2.5 billion, 45 bp on the next $2.5 billion, and 40 bp on the balance.

5	The Adviser manages AB High Income Fund, Inc. (“High Income Fund, Inc.”). Prior to January 25, 2008, the High Income Fund, Inc. had an emerging market debt investment strategy and was known as AB Emerging Market Debt Fund, Inc. In addition, on or around January 25, 2008, High Income Fund, Inc. merged with other retail fixed income mutual funds managed by the Adviser: AB Corporate Debt Portfolio (“Corporate Debt Portfolio”) and AB High Yield Fund, Inc. (“High Yield Fund, Inc.”). Emerging Market Debt Fund, Inc., Corporate Debt Portfolio and High Yield Fund, Inc. were categorized as High Income and accordingly, their advisory fee schedules were identical to each other under the High Income category.

94	• AB HIGH YIELD PORTFOLIO

60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the gross expense ratios of the Portfolio for the most recent semi-annual period:6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[7]	Fiscal Year End
High Yield Portfolio[8],[9]	Advisor	0.80%	9.04%	Oct. 31 (ratios as of April 30, 2015)
	Class A	1.05%	7.52%
	Class C	1.80%	9.12%
	Class R	1.30%	4.28%
	Class K	1.05%	4.01%
	Class I	0.80%	3.74%
	Class Z	0.80%	3.75%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company is more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in

6	Semi-annual total expense ratios are unaudited.

7	Annualized

8	The Rule 12b-1 fee for Class A shares of the Fund is 0.25%.

9	The Portfolio’s fiscal percentage of net assets allocated to ETFs as of July 31, 2015 is 0.55%. The Portfolio’s acquired funds expense ratio related to such ETF holdings is 0.0008%.

AB HIGH YIELD PORTFOLIO •	95

either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.10 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on September 30, 2015 net assets.11

Portfolio	Net Assets ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
High Yield Portfolio	$18.9	U.S. High Yield 0.55% on 1st $50 million 0.30% on the balance Minimum account size: $50m	0.550%	0.600%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, Taiwan, and South Korea and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[12]
High Yield Portfolio	U.S. High Yield
	Class A2	1.20%
	Class I2 (Institutional)	0.65%

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	Class A2 shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services, unlike Class I2 shares, whose fee is for investment advisory services only.

96	• AB HIGH YIELD PORTFOLIO

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The table below shows the fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio:

Portfolio	ITM Mutual Fund	Fee
High Yield Portfolio	High Yield Open Fund	1.00%

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.13,14 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Fund’s Broadridge Expense Group (“EG”)15 and the Portfolio’s contractual management fee ranking.16

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

15	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

AB HIGH YIELD PORTFOLIO •	97

entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[17]	Broadridge EG Median (%)	Broadridge EG Rank
High Yield Portfolio	0.600	0.680	3/17

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.18

Portfolio	Expense Ratio (%)[19]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
High Yield Portfolio	1.050	1.090	4/17	1.050	55/109

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

17	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

18	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Most recently completed fiscal year Class A share total expense ratio.

98	• AB HIGH YIELD PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative, during calendar year 2014.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $49 and $66 in front-end sales loads and Rule 12b-1 fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $6,000 in fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

AB HIGH YIELD PORTFOLIO •	99

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

100	• AB HIGH YIELD PORTFOLIO

fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Broadridge shows the 1 year performance returns and rankings23 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)24 for the period ended July 31, 2015.25

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
High Yield Portfolio
1 year	0.19	-1.18	0.09	5/17	57/119

23	The performance returns and rankings of the Portfolio are for the Fund’s Class A shares. The performance returns of the Portfolio were provided by Broadridge.

24	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio had a different investment classification/objective at a different point in time.

AB HIGH YIELD PORTFOLIO •	101

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Period Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
High Yield Portfolio	0.19	-0.61	4.13	0.06	1
Barclays U.S. High Yield 2% Issuer Cap Index	0.37	-0.75	4.64	0.10	1
Inception Date: July 15, 2014

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2015.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

102	• AB HIGH YIELD PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB HIGH YIELD PORTFOLIO •	103

AB Family of Funds

NOTES

104	• AB HIGH YIELD PORTFOLIO

NOTES

AB HIGH YIELD PORTFOLIO •	105

NOTES

106	• AB HIGH YIELD PORTFOLIO

NOTES

AB HIGH YIELD PORTFOLIO •	107

NOTES

108	• AB HIGH YIELD PORTFOLIO

AB HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HY-0151-1015

OCT    10.31.15

ANNUAL REPORT

AB INTERMEDIATE BOND PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 11, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended October 31, 2015. Effective January 20, 2015, the Portfolio’s named changed from AllianceBernstein Intermediate Bond Portfolio to AB Intermediate Bond Portfolio.

Investment Objective and Policies

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards or swaps.

Investment Results

The table on page 5 shows the Portfolio’s performance compared with its benchmark, the Barclays US Aggregate Bond Index for the six- and 12-month periods ended October 31, 2015.

All share classes underperformed the benchmark for both periods, before sales charges. Sector positioning contributed to performance for both periods, specifically an overweight to collateralized mortgage obligations, asset-backed securities and commercial mortgage-backed securities, relative to

AB INTERMEDIATE BOND PORTFOLIO •	1

the benchmark. Security selection detracted modestly, mainly from security selection within energy and agency mortgage-backed securities. Currency positioning contributed, specifically short positions in the Australian dollar, euro and Canadian dollar versus a long US dollar position. Yield-curve positioning detracted, specifically an underweight to the two-year portion of the yield curve for the six-month period and a general underweight to duration for the 12-month period, as interest rates rallied.

The Portfolio utilized derivatives including Treasury futures and interest rate swaps to manage duration and yield curve positioning for both periods. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact during both periods in absolute terms; currency forwards were utilized for both hedging and investment purposes to manage the Portfolio’s overall currency exposure. Purchased and written options were utilized for hedging purposes, which had an immaterial impact on performance during both periods. Currency swaps were utilized for hedging purposes, which had an immaterial impact during both periods; inflation swaps were utilized to manage inflation protection.

Market Review and Investment Strategy

Bond markets were volatile for the 12-month period ended October 31, 2015, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. While oil prices began to rebound in April, they again fell in August, remaining well below their price range in late 2014. These dynamics caused volatility within government bond yields, with the yield on the 10-year US Treasury ranging from 1.7% to 2.5%, ultimately ending the period at 2.2%. Adding to the volatility, the US Federal Reserve postponed its long expected interest-rate hike, alluding to emerging market turmoil as one of the reasons.

In other markets, including many in Europe where the European Central Bank implemented its quantitative easing program, some yields ended the period in negative territory. In emerging markets, political and economic instability across regions negatively affected the investment environment. Slower growth in China, Brazil and other emerging market economies caused further pressure on credit markets at the end of the 12-month period. Against this backdrop, fixed-income returns diverged between regions and sectors. Credit securities generally underperformed developed market Treasuries; developed market Treasuries generally outperformed emerging market local currency Treasuries; and investment-grade securities generally outperformed high-yield, which posted some of the worst returns across the fixed-income market, specifically within the energy and commodities sectors.

2	• AB INTERMEDIATE BOND PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays US Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates due to the current period of historically low rates and the effect of government fiscal policy initiatives, including Federal Reserve actions, and market reaction to these initiatives. The current period of historically low rates is expected to end and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB INTERMEDIATE BOND PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effects of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolio’s prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB INTERMEDIATE BOND PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Intermediate Bond Portfolio
Class A	-0.57%	1.45%

Class B*	-0.94%	0.72%

Class C	-0.94%	0.73%

Advisor Class†	-0.44%	1.73%

Class R †	-0.69%	1.23%

Class K †	-0.57%	1.57%

Class I †	-0.44%	1.73%

Class Z†	-0.44%	1.72%

Barclays US Aggregate Bond Index	-0.10%	1.96%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB INTERMEDIATE BOND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 10/31/05 TO 10/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate Bond Portfolio Class A shares (from 10/31/05 to 10/31/15) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			2.06%
1 Year	1.45%	-2.87%
5 Years	3.24%	2.34%
10 Years	4.67%	4.21%

Class B Shares			1.39%
1 Year	0.72%	-2.23%
5 Years	2.53%	2.53%
10 Years(a)	4.29%	4.29%

Class C Shares			1.41%
1 Year	0.73%	-0.26%
5 Years	2.53%	2.53%
10 Years	3.95%	3.95%

Advisor Class Shares†			2.40%
1 Year	1.73%	1.73%
5 Years	3.52%	3.52%
10 Years	4.98%	4.98%

Class R Shares†			1.76%
1 Year	1.23%	1.23%
5 Years	3.03%	3.03%
10 Years	4.45%	4.45%

Class K Shares†			2.07%
1 Year	1.57%	1.57%
5 Years	3.29%	3.29%
10 Years	4.71%	4.71%

Class I Shares†			2.39%
1 Year	1.73%	1.73%
5 Years	3.52%	3.52%
10 Years	4.97%	4.97%

Class Z Shares†			2.48%
1 Year	1.72%	1.72%
Since Inception‡	2.86%	2.86%

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance and footnotes continued on next page)

AB INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.01%, 1.78%, 1.77%, 0.75%, 1.36%, 1.03%, 0.75% and 0.66% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85%, 0.60% and 0.60% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2015.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡	Inception date: 4/25/2014.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

8	• AB INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.38%
5 Years	2.42%
10 Years	4.10%

Class B Shares
1 Year	-1.70%
5 Years	2.61%
10 Years(a)	4.17%

Class C Shares
1 Year	0.29%
5 Years	2.61%
10 Years	3.84%

Advisor Class Shares†
1 Year	2.20%
5 Years	3.60%
10 Years	4.87%

Class R Shares†
1 Year	1.78%
5 Years	3.11%
10 Years	4.35%

Class K Shares†
1 Year	2.04%
5 Years	3.37%
10 Years	4.61%

Class I Shares†
1 Year	2.19%
5 Years	3.60%
10 Years	4.87%

Class Z Shares†
1 Year	2.29%
Since Inception‡	2.88%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡	Inception date: 4/25/2014.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB INTERMEDIATE BOND PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$994.30	$4.32	0.86%
Hypothetical**	$1,000	$1,020.87	$4.38	0.86%
Class B
Actual	$1,000	$990.60	$8.03	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000	$990.60	$8.03	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Advisor Class
Actual	$1,000	$995.60	$3.02	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class R
Actual	$1,000	$993.10	$5.53	1.10%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%
Class K
Actual	$1,000	$994.30	$4.27	0.85%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%
Class I
Actual	$1,000	$995.60	$3.02	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class Z
Actual	$1,000	$995.60	$3.02	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• AB INTERMEDIATE BOND PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $330.5

TOP TEN SECTORS (including derivatives)*

Corporates – Investment Grade	24.4%
Governments – Treasuries(a)	22.4
Asset-Backed Securities	16.1
Mortgage Pass-Throughs	15.7
Commercial Mortgage-Backed Securities	13.4
Collateralized Mortgage Obligations	6.3
Corporates – Non Investment Grade(b)	5.5
Inflation-Linked Securities(c)	1.7
Quasi-Sovereigns	0.9
Interest Rate Swaps(d)	-27.3

SECTOR BREAKDOWN (excluding derivatives)**

Corporates – Investment Grade	23.0%
Asset-Backed Securities	15.5
Mortgage Pass-Throughs	15.1
Commercial Mortgage-Backed Securities	12.8
Governments – Treasuries	11.3
Corporates – Non-Investment Grade	6.3
Collateralized Mortgage Obligations	6.0
Inflation-Linked Securities	3.2

Quasi-Sovereigns	0.9%
Governments – Sovereign Agencies	0.5
Local Governments – Municipal Bonds	0.4
Common Stocks	0.4
Preferred Stocks	0.2
Short-Term	4.3
Other	0.1

100.0%

*	All data are as of October 31, 2015. The Portfolio’s sectors include derivative exposure and are expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

(a)	Includes Treasury Futures.

(b)	Includes Credit Default Swaps.

(c)	Includes Inflation (CPI) Swaps.

(d)	Represents the exposure of the Portfolio’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

**	All data are as of October 31, 2015. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” represents the following categories: Emerging Markets – Corporate Bonds and Governments – Sovereign Bonds.

AB INTERMEDIATE BOND PORTFOLIO •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2015

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 23.9%
Industrial – 15.2%
Basic – 1.1%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	210	$195,058
Eastman Chemical Co. 3.80%, 3/15/25		290	288,439
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		119	107,844
Glencore Funding LLC 4.125%, 5/30/23(a)		286	230,945
International Paper Co. 3.65%, 6/15/24		133	131,529
3.80%, 1/15/26		279	278,404
4.75%, 2/15/22		194	208,274
5.15%, 5/15/46		106	103,943
LyondellBasell Industries NV 5.75%, 4/15/24		766	867,549
Minsur SA 6.25%, 2/07/24(a)		335	351,891
Mosaic Co. (The) 5.625%, 11/15/43		244	255,837
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		562	477,700
Vale Overseas Ltd. 6.875%, 11/21/36		180	146,538

			3,643,951

Capital Goods – 0.3%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		541	313,104
Owens Corning 6.50%, 12/01/16(b)		55	58,379
Yamana Gold, Inc. 4.95%, 7/15/24		724	664,279

			1,035,762

Communications - Media – 2.4%
21st Century Fox America, Inc. 6.15%, 3/01/37-2/15/41		902	1,044,605
6.55%, 3/15/33		142	169,362
CBS Corp. 3.50%, 1/15/25		290	282,598
5.75%, 4/15/20		710	795,710
CCO Safari II LLC 4.908%, 7/23/25(a)		435	442,170
Cox Communications, Inc. 2.95%, 6/30/23(a)		233	209,765

12	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Discovery Communications LLC 3.45%, 3/15/25	U.S.$	467	$435,943
McGraw Hill Financial, Inc. 4.40%, 2/15/26(a)		584	597,736
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(c)		604	643,260
Time Warner Cable, Inc. 4.50%, 9/15/42		230	186,293
5.00%, 2/01/20		740	791,736
Time Warner, Inc. 3.55%, 6/01/24		518	515,807
4.70%, 1/15/21		600	653,046
7.625%, 4/15/31		154	196,747
Viacom, Inc. 3.875%, 4/01/24		803	761,509
5.625%, 9/15/19		240	263,476

			7,989,763

Communications - Telecommunications – 1.9%
American Tower Corp. 5.05%, 9/01/20		1,185	1,288,153
AT&T, Inc. 3.40%, 5/15/25		1,275	1,237,238
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		50	51,642
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.80%, 3/15/22		252	258,027
4.45%, 4/01/24		349	359,872
4.60%, 2/15/21		565	606,327
5.00%, 3/01/21		225	245,968
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	130	104,550
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	520	580,310
Verizon Communications, Inc. 6.55%, 9/15/43		1,240	1,484,315

			6,216,402

Consumer Cyclical - Automotive – 1.0%
Ford Motor Credit Co. LLC 3.664%, 9/08/24		603	599,517
5.875%, 8/02/21		1,291	1,471,584
General Motors Co. 3.50%, 10/02/18		340	345,647
General Motors Financial Co., Inc. 3.10%, 1/15/19		560	561,856
3.25%, 5/15/18		43	43,523
4.00%, 1/15/25		106	103,930
4.30%, 7/13/25		135	137,387

			3,263,444

AB INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.7%
CVS Health Corp. 3.875%, 7/20/25	U.S.$	665	$683,983
Kohl’s Corp. 4.25%, 7/17/25		839	832,586
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		885	878,367

			2,394,936

Consumer Non-Cyclical – 3.6%
AbbVie, Inc. 3.60%, 5/14/25		437	429,583
Actavis Funding SCS 3.80%, 3/15/25		770	763,022
3.85%, 6/15/24		238	236,831
Agilent Technologies, Inc. 5.00%, 7/15/20		217	233,200
Altria Group, Inc. 2.625%, 1/14/20		885	893,332
AstraZeneca PLC 6.45%, 9/15/37		235	306,906
Baxalta, Inc. 5.25%, 6/23/45(a)		335	341,189
Bayer US Finance LLC 3.375%, 10/08/24(a)		321	323,210
Becton Dickinson and Co. 3.734%, 12/15/24		388	396,985
Biogen, Inc. 4.05%, 9/15/25		683	691,423
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		6	7,096
Celgene Corp. 3.875%, 8/15/25		735	736,937
Gilead Sciences, Inc. 3.65%, 3/01/26		656	663,221
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		538	530,344
Kraft Heinz Foods Co. 2.80%, 7/02/20(a)		335	336,303
3.50%, 7/15/22(a)		430	438,228
Kroger Co. (The) 3.40%, 4/15/22		916	934,152
Laboratory Corp. of America Holdings 3.60%, 2/01/25		265	257,929
Medtronic, Inc. 3.50%, 3/15/25		890	911,357
Perrigo Finance PLC 3.50%, 12/15/21		217	212,322
3.90%, 12/15/24		360	346,451

14	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Reynolds American, Inc. 3.25%, 11/01/22	U.S.$	616	$612,892
5.85%, 8/15/45		202	224,085
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		383	400,363
Tyson Foods, Inc. 2.65%, 8/15/19		164	165,283
3.95%, 8/15/24		541	552,316

			11,944,960

Energy – 3.2%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		292	205,662
Encana Corp. 3.90%, 11/15/21		415	385,941
Energy Transfer Partners LP 6.70%, 7/01/18		411	446,697
7.50%, 7/01/38		237	246,768
EnLink Midstream Partners LP 5.05%, 4/01/45		562	453,229
Enterprise Products Operating LLC 3.70%, 2/15/26		735	698,613
5.20%, 9/01/20		235	258,353
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,460	1,358,933
4.15%, 3/01/22		339	323,142
Noble Energy, Inc. 3.90%, 11/15/24		463	440,719
8.25%, 3/01/19		1,232	1,435,142
Noble Holding International Ltd. 4.90%, 8/01/20		34	29,202
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		594	554,766
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		135	123,905
5.75%, 9/01/20		420	445,316
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)		636	697,116
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		460	364,554
TransCanada PipeLines Ltd. 6.35%, 5/15/67		831	689,730
Valero Energy Corp. 6.125%, 2/01/20		770	871,401
Williams Partners LP 4.125%, 11/15/20		403	402,243

			10,431,432

AB INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)	U.S.$	340	$339,080

Technology – 0.9%
Hewlett Packard Enterprise Co. 4.90%, 10/15/25(a)		825	815,220
Hewlett-Packard Co. 4.65%, 12/09/21		266	276,417
KLA-Tencor Corp. 4.65%, 11/01/24		614	618,270
Motorola Solutions, Inc. 3.50%, 3/01/23		413	368,376
7.50%, 5/15/25		30	33,996
Seagate HDD Cayman 4.75%, 1/01/25		336	301,772
Total System Services, Inc. 2.375%, 6/01/18		344	343,783
3.75%, 6/01/23		350	342,061

			3,099,895

			50,359,625

Financial Institutions – 7.5%
Banking – 4.4%
ABN AMRO Bank NV 4.75%, 7/28/25(a)		272	274,281
Bank of America Corp. Series L 2.60%, 1/15/19		1,053	1,065,421
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	333	462,768
Barclays PLC 3.65%, 3/16/25	U.S.$	389	376,211
BPCE SA 5.70%, 10/22/23(a)		230	246,237
Compass Bank 5.50%, 4/01/20		1,339	1,427,903
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 4.375%, 8/04/25		500	510,129
Countrywide Financial Corp. 6.25%, 5/15/16		62	63,654
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25(a)		1,035	1,011,898
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25		254	255,844
3.85%, 7/08/24		905	923,201
Series D 6.00%, 6/15/20		1,430	1,638,132

16	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)	U.S.$	812	$832,845
Morgan Stanley 5.625%, 9/23/19		478	532,582
Series G 4.00%, 7/23/25		825	848,388
5.50%, 7/24/20		590	662,783
Murray Street Investment Trust I 4.647%, 3/09/17		125	129,970
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(c)		430	437,998
Santander UK PLC 5.00%, 11/07/23(a)		500	521,460
Standard Chartered PLC Series E 4.00%, 7/12/22(a)		1,310	1,328,628
UBS AG/Stamford CT 7.625%, 8/17/22		620	717,080
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		436	437,529

			14,704,942

Finance – 0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		552	637,530

Insurance – 2.5%
American International Group, Inc. 6.40%, 12/15/20		680	802,930
8.175%, 5/15/58		940	1,240,800
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(c)		393	407,738
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		542	711,825
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		726	811,327
Lincoln National Corp. 8.75%, 7/01/19		361	441,279
MetLife Capital Trust IV 7.875%, 12/15/37(a)		699	866,760
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		246	371,884
Prudential Financial, Inc. 5.625%, 6/15/43		920	962,780
Swiss Reinsurance Co. via ELM BV 5.252%, 5/25/16(a)(c)	EUR	850	952,036
ZFS Finance USA Trust V 6.50%, 5/09/37(a)	U.S.$	538	550,105

			8,119,464

AB INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.4%
Host Hotels & Resorts LP 5.25%, 3/15/22	U.S.$	545	$585,226
Trust F/1401 5.25%, 12/15/24(a)		830	859,050

			1,444,276

			24,906,212

Utility – 1.2%
Electric – 0.8%
CMS Energy Corp. 5.05%, 3/15/22		440	488,203
Constellation Energy Group, Inc. 5.15%, 12/01/20		260	284,206
Entergy Corp. 4.00%, 7/15/22		582	598,136
Exelon Corp. 5.10%, 6/15/45		320	329,357
Exelon Generation Co. LLC 4.25%, 6/15/22		337	343,400
TECO Finance, Inc. 5.15%, 3/15/20		380	414,808

			2,458,110

Natural Gas – 0.4%
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		1,365	1,423,254

			3,881,364

Total Corporates – Investment Grade (cost $79,965,201)			79,147,201

MORTGAGE PASS-THROUGHS – 16.2%
Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.566%, 1/01/37(b)		67	71,673

Agency Fixed Rate 15-Year – 1.7%
Federal National Mortgage Association 2.50%, 7/01/30-9/01/30		2,245	2,287,448
3.50%, 11/01/30, TBA		3,193	3,371,608

			5,659,056

Agency Fixed Rate 30-Year – 14.5%
Federal Home Loan Mortgage Corp. Gold 4.00%, 1/01/45		3,392	3,663,160
Series 2005 5.50%, 1/01/35		391	440,186
Series 2007 5.50%, 7/01/35		51	57,281

18	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association 3.50%, 5/01/42-9/01/45	U.S.$	14,000		$14,717,313
3.50%, 11/01/45, TBA		571		594,331
4.00%, 10/01/44-12/01/44		5,144		5,565,559
4.50%, 11/25/45, TBA		6,312		6,839,644
5.50%, 1/01/35		1,041		1,176,484
Series 2003 5.50%, 4/01/33-7/01/33		379		427,949
Series 2004 5.50%, 4/01/34-11/01/34		218		246,243
Series 2005 5.50%, 2/01/35		163		183,541
Series 2007 5.50%, 8/01/37		711		802,463
Government National Mortgage Association 3.00%, 11/01/45		4,856		4,961,087
3.50%, 12/01/45, TBA		4,865		5,086,966
4.50%, 7/20/45		2,909		3,131,622
Series 1990 9.00%, 12/15/19		– 0	–**	34
Series 1999 8.15%, 9/15/20		48		52,622

				47,946,485

Total Mortgage Pass-Throughs (cost $53,265,226)				53,677,214

ASSET-BACKED SECURITIES – 16.1%
Autos - Fixed Rate – 9.9%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		824		824,701
Ally Master Owner Trust Series 2014-1, Class A2 1.29%, 1/15/19		1,409		1,409,433
Series 2015-3, Class A 1.63%, 5/15/20		1,226		1,224,042
AmeriCredit Automobile Receivables Trust Series 2011-3, Class D 4.04%, 7/10/17		778		778,174
Series 2013-3, Class A3 0.92%, 4/09/18		760		760,169
Series 2013-4, Class A3 0.96%, 4/09/18		338		338,563
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		212		212,146

AB INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)	U.S.$	1,005	$1,010,289
Series 2014-1A, Class A 2.46%, 7/20/20(a)		1,769	1,793,053
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		1,182	1,183,364
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		546	545,590
Series 2015-2, Class A3 1.31%, 8/15/19		542	538,594
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		220	221,564
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		497	496,976
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		320	320,009
Series 2014-B, Class A 1.11%, 11/15/18(a)		282	281,664
Drive Auto Receivables Trust Series 2015-BA, Class A2A 0.93%, 12/15/17(a)		461	460,994
Series 2015-CA, Class A2A 1.03%, 2/15/18(a)		382	381,942
Series 2015-DA, Class A2A 1.23%, 6/15/18(a)		494	493,974
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		253	253,229
Series 2015-1, Class A2 1.30%, 9/20/20(a)		1,210	1,208,336
Exeter Automobile Receivables Trust Series 2013-1A, Class A 1.29%, 10/16/17(a)		1	519
Series 2014-1A, Class A 1.29%, 5/15/18(a)		98	98,356
Series 2014-2A, Class A 1.06%, 8/15/18(a)		104	104,230
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		721	718,804
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		65	65,200

20	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17	U.S.$	644	$643,913
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		523	522,980
Series 2012-D, Class B 1.01%, 5/15/18		440	438,666
Series 2014-2, Class A 2.31%, 4/15/26(a)		322	324,048
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		906	899,861
Ford Credit Floorplan Master Owner Trust A Series 2014-1, Class A1 1.20%, 2/15/19		993	993,261
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		1,149	1,152,033
Series 2015-2, Class A3 1.68%, 12/20/18		1,080	1,079,822
Series 2015-3, Class A3 1.69%, 3/20/19		1,155	1,152,555
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		575	572,768
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		494	494,905
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)		880	878,455
Series 2013-1A, Class A2 1.83%, 8/25/19(a)		2,370	2,366,569
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)		832	832,325
Series 2015-B, Class A3 1.40%, 11/15/18(a)		539	540,250
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		622	621,976
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		1,001	1,005,331
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		84	83,815
Series 2015-3, Class A2A 1.02%, 9/17/18		578	578,103
Series 2015-4,Class A2A 1.20%, 12/17/18		548	547,551

AB INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)	U.S.$	777	$776,291
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		557	556,817

			32,786,210

Credit Cards - Fixed Rate – 2.3%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		400	401,413
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,119	1,148,798
Series 2015-2, Class A 1.56%, 3/15/21		703	707,613
Series 2015-4, Class A 1.72%, 8/16/21		630	629,859
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		1,101	1,099,878
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,050	1,063,926
Series 2015-3, Class A 1.74%, 9/15/21		859	858,363
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		890	895,292
Series 2013-A, Class A 1.61%, 12/15/21		570	571,089

			7,376,231

Other ABS - Fixed Rate – 1.4%
Ascentium Equipment Receivables LLC Series 2015-2A, Class A1 1.00%, 11/10/16(a)		1,054	1,054,000
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		722	723,521
Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		816	816,004
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		616	616,890
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)		388	386,052
Series 2015-2, Class A2A 1.42%, 12/22/17(a)		278	277,988

22	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(a)	U.S.$	151	$150,850
SBA Tower Trust 3.156%, 10/15/20(a)		688	687,725

			4,713,030

Autos - Floating Rate – 1.3%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 0.696%, 7/15/20(a)(b)		997	992,059
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.574%, 7/20/19(b)		537	534,030
Series 2015-1, Class A 0.694%, 1/20/20(b)		1,073	1,065,203
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.747%, 12/10/27(a)(b)		677	677,807
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.947%, 10/25/19(a)(b)		719	716,317
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.544%, 7/22/19(a)(b)		340	335,808

			4,321,224

Credit Cards - Floating Rate – 1.0%
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.546%, 8/17/20(b)		964	960,880
First National Master Note Trust Series 2013-2, Class A 0.726%, 10/15/19(b)		882	882,255
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.576%, 12/15/19(b)		865	865,292
Series 2015-A, Class A 0.676%, 2/15/22(b)		681	678,552

			3,386,979

Home Equity Loans - Floating Rate – 0.2%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 1.322%, 12/25/32(b)		49	47,358
GSAA Trust Series 2006-5, Class 2A3 0.467%, 3/25/36(b)		890	603,973

			651,331

AB INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Fixed Rate – 0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33	U.S.$	97	$97,809
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		18	– 0	–

			97,809

Total Asset-Backed Securities (cost $53,355,231)			53,332,814

COMMERCIAL MORTGAGE-BACKED SECURITIES – 13.4%
Non-Agency Fixed Rate CMBS – 11.9%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		1,687	1,778,541
Series 2007-5, Class AM 5.772%, 2/10/51		411	430,499
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		538	542,662
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		890	907,869
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		1,305	1,333,981
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.792%, 3/15/49		278	281,165
Series 2013-GC17, Class D 5.105%, 11/10/46(a)		565	521,845
Series 2015-GC27, Class A5 3.137%, 2/10/48		698	692,666
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.766%, 5/15/46		611	644,534
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		1,104	1,139,993
Series 2007-GG9, Class A4 5.444%, 3/10/39		1,881	1,947,691
Series 2007-GG9, Class AM 5.475%, 3/10/39		829	858,011
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		521	510,235

24	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.699%, 6/15/39	U.S.$	437	$447,271
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		914	949,276
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.607%, 11/10/46(a)		363	386,691
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		890	887,643
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		1,269	1,290,418
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.795%, 8/10/45		530	554,293
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		766	774,641
JPMorgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(a)		276	274,942
Series 2006-CB15, Class A4 5.814%, 6/12/43		1,970	1,991,165
Series 2006-LDP9, Class AM 5.372%, 5/15/47		356	363,820
Series 2007-CB19, Class AM 5.695%, 2/12/49		470	493,189
Series 2007-LD12, Class A4 5.882%, 2/15/51		1,580	1,644,101
Series 2007-LD12, Class AM 6.009%, 2/15/51		795	843,820
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,272	2,363,302
Series 2008-C2, Class A1A 5.998%, 2/12/51		701	750,187
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		244	246,575
Series 2011-C5, Class D 5.323%, 8/15/46(a)		262	272,787
Series 2015-C32, Class C 4.819%, 11/15/48		540	498,169
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		964	1,008,160

AB INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)	U.S.$	520	$528,647
Series 2015-3, Class A2 2.729%, 4/20/48(a)		674	677,337
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		755	772,437
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		1,326	1,366,449
Series 2007-9, Class A4 5.70%, 9/12/49		2,932	3,066,861
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.282%, 11/01/31(a)(f)(g)		1,344	47
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		552	563,525
Series 2012-C4, Class A5 2.85%, 12/10/45		1,098	1,092,784
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45		1,345	1,348,140
Series 2006-C26, Class A1A 6.009%, 6/15/45		387	393,519
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D 4.803%, 11/15/45(a)		170	165,536
Series 2013-C14, Class A5 3.337%, 6/15/46		1,142	1,172,247
Series 2014-C20, Class A2 3.036%, 5/15/47		546	563,730

			39,341,401

Non-Agency Floating Rate CMBS – 1.5%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.516%, 11/15/19(a)(b)		490	490,009
Commercial Mortgage Trust Series 2014-KYO, Class A 1.096%, 6/11/27(a)(b)		647	643,699
Series 2014-SAVA, Class A 1.346%, 6/15/34(a)(b)		455	453,375
H/2 Asset Funding NRE Series 2015-1A 1.85%, 6/24/49(a)(b)		639	637,767

26	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.116%, 6/15/29(a)(b)	U.S.$	902	$896,077
PFP III Ltd. Series 2014-1, Class A 1.367%, 6/14/31(a)(b)		205	204,316
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.247%, 4/15/32(a)(b)		383	380,713
Starwood Retail Property Trust Series 2014-STAR, Class A 1.416%, 11/15/27(a)(b)		579	574,445
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.471%, 12/15/47(h)		516	492,491

			4,772,892

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.099%, 7/16/46(g)(h)		2,416	11,292

Total Commercial Mortgage-Backed Securities (cost $44,900,112)			44,125,585

GOVERNMENTS – TREASURIES – 11.8%
Brazil – 0.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	4,630	1,136,239

Canada – 1.0%
Canadian Government Bond 2.25%, 6/01/25	CAD	4,005	3,251,536

United Kingdom – 0.8%
United Kingdom Gilt 3.75%, 9/07/21(a)	GBP	1,461	2,548,588

United States – 9.7%
U.S. Treasury Bonds 2.50%, 2/15/45	U.S.$	1,151	1,048,385
2.875%, 8/15/45		800	790,461
3.00%, 5/15/45		322	325,803
3.125%, 8/15/44		10,677	11,074,161
4.375%, 2/15/38		960	1,227,975
U.S. Treasury Notes 1.375%, 3/31/20-4/30/20		4,908	4,889,315
1.50%, 5/31/19-11/30/19		2,941	2,958,217

AB INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

1.625%, 8/31/19	U.S.$	2,155	$2,180,086
1.75%, 9/30/19-5/15/22		6,149	6,232,545
2.25%, 11/15/24		1,187	1,199,533

			31,926,481

Total Governments – Treasuries (cost $39,558,085)			38,862,844

CORPORATES – NON-INVESTMENT GRADE – 6.5%
Industrial – 3.8%
Basic – 0.4%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 7.375%, 5/01/21(a)		700	740,250
Novelis, Inc. 8.375%, 12/15/17		75	75,562
Teck Resources Ltd. 4.50%, 1/15/21		750	510,000

			1,325,812

Capital Goods – 0.1%
Rexam PLC 6.75%, 6/29/67(a)	EUR	360	395,874

Communications - Media – 0.5%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	300	502,369
CSC Holdings LLC 8.625%, 2/15/19	U.S.$	118	125,375
Quebecor Media, Inc. 5.75%, 1/15/23		391	400,775
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(a)		750	770,850

			1,799,369

Communications - Telecommunications – 0.8%
Numericable-SFR SAS 5.375%, 5/15/22(a)	EUR	222	252,667
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	970	931,200
Wind Acquisition Finance SA 6.50%, 4/30/20(a)		700	738,500
Windstream Services LLC 6.375%, 8/01/23		750	594,375

			2,516,742

Consumer Cyclical - Automotive – 0.1%
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		158	165,268

28	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.1%
KB Home 4.75%, 5/15/19	U.S.$	286	$281,251
MCE Finance Ltd. 5.00%, 2/15/21(a)		235	220,312

			501,563

Consumer Cyclical - Retailers – 0.3%
Cash America International, Inc. 5.75%, 5/15/18		295	297,212
CST Brands, Inc. 5.00%, 5/01/23		470	474,700
Men’s Wearhouse, Inc. (The) 7.00%, 7/01/22		379	394,160

			1,166,072

Consumer Non-Cyclical – 0.5%
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		475	440,562
Priory Group No 3 PLC 7.00%, 2/15/18(a)	GBP	190	301,273
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(a)	U.S.$	375	315,469
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	320	503,178

			1,560,482

Energy – 0.5%
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22	U.S.$	361	332,120
ONEOK, Inc. 4.25%, 2/01/22		877	752,028
SM Energy Co. 6.50%, 1/01/23		35	34,489
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375%, 8/01/22		440	426,800
Transocean, Inc. 6.50%, 11/15/20		355	284,298

			1,829,735

Other Industrial – 0.2%
General Cable Corp. 5.75%, 10/01/22		655	564,938

Technology – 0.3%
Advanced Micro Devices, Inc. 6.75%, 3/01/19		270	207,900
Audatex North America, Inc. 6.00%, 6/15/21(a)		630	634,416

			842,316

			12,668,171

AB INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 2.2%
Banking – 2.0%
Bank of America Corp. Series Z 6.50%, 10/23/24(c)	U.S.$	213	$222,587
Barclays Bank PLC 6.86%, 6/15/32(a)(c)		129	147,705
7.625%, 11/21/22		400	456,750
7.75%, 4/10/23		402	436,673
BNP Paribas SA 7.375%, 8/19/25(a)(c)		330	341,550
Credit Agricole SA 7.875%, 1/23/24(a)(c)		249	255,225
Credit Suisse Group AG 7.50%, 12/11/23(a)(c)		363	382,965
HBOS Capital Funding LP 4.939%, 5/23/16(c)	EUR	910	1,010,689
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	569	569,917
LBG Capital No.1 PLC 8.00%, 6/15/20(a)(c)		254	285,750
Lloyds Banking Group PLC 7.50%, 6/27/24(c)		402	427,125
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		1,024	1,117,151
Societe Generale SA 5.922%, 4/05/17(a)(c)		130	132,519
8.00%, 9/29/25(a)(c)		330	334,658
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		563	592,531

			6,713,795

Finance – 0.2%
AerCap Aviation Solutions BV 6.375%, 5/30/17		320	333,600
International Lease Finance Corp. 5.875%, 4/01/19		245	262,868
Navient Corp. 7.25%, 1/25/22		99	97,515

			693,983

			7,407,778

Utility – 0.4%
Electric – 0.4%
AES Corp./VA 7.375%, 7/01/21		580	617,700
NRG Energy, Inc. 7.875%, 5/15/21		595	592,025

			1,209,725

30	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)	U.S.$	331	$338,679

Total Corporates – Non-Investment Grade (cost $22,707,739)			21,624,353

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.3%
GSE Risk Share Floating Rate – 2.8%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.689%, 7/25/25(a)(b)		476	475,867
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.447%, 11/25/23(b)		1,040	1,034,768
Series 2014-DN3, Class M3 4.197%, 8/25/24(b)		870	838,886
Series 2014-DN4, Class M3 4.747%, 10/25/24(b)		300	298,944
Series 2014-HQ3, Class M3 4.947%, 10/25/24(b)		570	568,024
Series 2015-DNA1, Class M3 3.497%, 10/25/27(b)		265	250,045
Series 2015-DNA2, Class M2 2.797%, 12/25/27(b)		1,017	1,015,230
Series 2015-HQ1, Class M2 2.397%, 3/25/25(b)		400	396,671
Series 2015-HQA1, Class M2 2.844%, 3/25/28(b)		735	732,096
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.397%, 7/25/24(b)		232	231,099
Series 2014-C04, Class 1M2 5.097%, 11/25/24(b)		511	512,434
Series 2014-C04, Class 2M2 5.197%, 11/25/24(b)		195	195,966
Series 2015-C01, Class 1M2 4.497%, 2/25/25(b)		355	344,017
Series 2015-C01, Class 2M2 4.747%, 2/25/25(b)		328	321,998
Series 2015-C02, Class 2M2 4.197%, 5/25/25(b)		430	408,734
Series 2015-C03, Class 1M2 5.197%, 7/25/25(b)		180	179,325

AB INTERMEDIATE BOND PORTFOLIO •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 2M2 5.197%, 7/25/25(b)	U.S.$	490	$489,407
Series 2015-C04, Class 1M2 5.894%, 4/25/28(b)		198	201,224
Series 2015-C04, Class 2M2 5.744%, 4/25/28(b)		304	308,696
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.447%, 11/25/25(a)(b)		394	391,734
Series 2015-WF1, Class 2M2 5.697%, 11/25/25(a)(b)		105	104,342

			9,299,507

Non-Agency Floating Rate – 1.6%
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A2 0.377%, 4/25/47(a)(b)		527	391,297
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.387%, 12/25/36(b)		957	597,720
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.447%, 3/25/35(b)		445	384,087
Impac Secured Assets CMN Owner Trust Series 2005-2, Class A2D 0.627%, 3/25/36(b)		511	368,083
IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.317%, 7/25/36(b)		700	569,956
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 1.896%, 7/15/36(a)(b)		825	824,284
RALI Trust Series 2007-QS4, Class 2A4 0.537%, 3/25/37(b)		920	311,438
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.853%, 5/26/37(a)(h)		478	398,356
Residential Accredit Loans, Inc., Trust Series 2007-QO2, Class A1 0.347%, 2/25/47(b)		623	336,346
Washington Mutual Alternative Mortgage Pass-Through Certificates Trust Series 2005-10, Class 2A3 1.097%, 11/25/35(b)		350	250,930

32	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Washington Mutual Mortgage Pass-Through Certificates Trust Series 2007-OA1, Class A1A 0.922%, 2/25/47(b)	U.S.$	1,176	$937,894

			5,370,391

Non-Agency Fixed Rate – 1.6%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35		325	298,443
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		181	175,808
Series 2006-28CB, Class A14 6.25%, 10/25/36		344	292,402
Series 2006-J1, Class 1A13 5.50%, 2/25/36		309	278,202
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.619%, 5/25/35		633	616,284
Countrywide Alternative Loan Trust Series 2006-24CB, Class A16 5.75%, 6/25/36		496	444,158
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A18 6.25%, 9/25/36		386	349,916
Series 2006-13, Class 1A19 6.25%, 9/25/36		139	126,170
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)		391	328,408
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		537	442,755
JPMorgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.10%, 7/25/36		985	819,548
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(a)		549	469,205
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 3/25/32		628	548,014

			5,189,313

AB INTERMEDIATE BOND PORTFOLIO •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate – 0.3%
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HYB2, Class 3A1 2.621%, 2/25/47	U.S.$	689	$611,164
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.758%, 5/28/35		65	59,876
Federal National Mortgage Association REMICS Series 2010-117, Class DI 4.50%, 5/25/25(g)		2,288	243,986

			915,026

Total Collateralized Mortgage Obligations (cost $21,692,669)			20,774,237

INFLATION-LINKED SECURITIES – 3.3%
United States – 3.3%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $11,185,022)		10,994	10,976,508

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Chile – 0.3%
Corp. Nacional del Cobre de Chile 4.50%, 9/16/25(a)		554	549,501
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		358	372,827

			922,328

Malaysia – 0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		1,385	1,510,780

Mexico – 0.2%
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23		591	577,594

Total Quasi-Sovereigns (cost $2,865,024)			3,010,702

GOVERNMENTS – SOVEREIGN AGENCIES – 0.6%
Brazil – 0.2%
Petrobras Global Finance BV 5.75%, 1/20/20		672	573,518

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		245	199,675

34	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Israel – 0.2%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(a)	U.S.$	580	$602,098

United Kingdom – 0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(c)		500	517,500

Total Governments – Sovereign Agencies (cost $1,999,316)			1,892,791

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $1,439,976)		970	1,427,093

		Shares
COMMON STOCKS – 0.4%
Mt Logan Re Ltd. (Preference Shares)(i)(j)		700	743,028
Mt Logan Re Ltd. (Preference Shares)(i)(j)		500	530,735

Total Common Stocks (cost $1,200,000)			1,273,763

PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Insurance – 0.2%
Allstate Corp. (The) 5.10%, 1/15/53 (cost $694,052)		25,975	668,337

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.1%
Mexico – 0.1%
Mexico Government International Bond Series E 5.95%, 3/19/19 (cost $234,150)		208	233,896

AB INTERMEDIATE BOND PORTFOLIO •	35

Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 0.1%
Industrial – 0.1%
Communications - Telecommunications – 0.1%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)	U.S.$		207	$165,083

Consumer Non-Cyclical – 0.0%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(d)(k)			660	8,580

Total Emerging Markets – Corporate Bonds (cost $569,736)				173,663

			Shares
SHORT-TERM INVESTMENTS – 4.5%
Investment Companies – 2.0%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(l)(m) (cost $6,763,382)			6,763,382	6,763,382

			Principal Amount (000)
Governments – Treasuries – 2.5%
Japan – 2.5%
Japan Treasury Discount Bill Series 564 Zero Coupon, 1/25/16 (cost $8,327,484)		JPY	990,000	8,204,300

Total Short-Term Investments (cost $15,090,866)				14,967,682

Total Investments Before Securities Sold Short – 104.7% (cost $350,722,405)				346,168,683

36	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SECURITIES SOLD SHORT – (0.5)%
MORTGAGE PASS-THROUGHS – (0.5)%
Agency Fixed Rate 30-Year – (0.5)%
Federal National Mortgage Association 3.00%, 11/01/45, TBA (cost $(1,773,128))	U.S.$	(1,748)	$(1,766,982)

Total Investments – 104.2% (cost $348,949,277)			344,401,701
Other assets less liabilities – (4.2)%			(13,891,503)

Net Assets – 100.0%			$330,510,198

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	61	December 2015	$13,364,090	$13,338,031	$(26,059)
U.S. T-Note 5 Yr (CBT) Futures	316	December 2015	37,990,164	37,848,407	(141,757)
U.S. Ultra Bond (CBT) Futures	43	December 2015	6,968,805	6,869,250	(99,555)

Sold Contracts
Euro-BOBL Futures	90	December 2015	12,680,763	12,808,507	(127,744)
U.S. T-Note 10 Yr (CBT) Futures	80	December 2015	10,170,029	10,215,000	(44,971)

					$(440,086)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	1,611	GBP	1,063	11/10/15	$27,089
Goldman Sachs Bank USA	BRL	4,726	USD	1,225	11/04/15	(746)
Goldman Sachs Bank USA	USD	1,169	BRL	4,726	11/04/15	56,221
Goldman Sachs Bank USA	TWD	80,662	USD	2,528	12/04/15	44,349
Goldman Sachs Bank USA	BRL	4,862	USD	1,057	1/04/17	(42,634)
HSBC Bank USA	GBP	3,597	USD	5,529	11/10/15	(16,142)
HSBC Bank USA	JPY	1,000,000	USD	8,344	11/16/15	55,867
JPMorgan Chase Bank	JPY	595,000	USD	4,990	3/25/16	44,072
Morgan Stanley & Co., Inc.	USD	825	INR	53,760	12/04/15	(7,032)
Royal Bank of Scotland PLC	CAD	4,146	USD	3,094	11/19/15	(76,734)
Standard Chartered Bank	BRL	4,726	USD	1,165	11/04/15	(60,314)
Standard Chartered Bank	USD	1,225	BRL	4,726	11/04/15	746
Standard Chartered Bank	SGD	6,998	USD	4,997	11/06/15	2,211

AB INTERMEDIATE BOND PORTFOLIO •	37

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	22	GBP	14	11/10/15	$391
State Street Bank & Trust Co.	EUR	7,296	USD	8,054	12/03/15	27,920
State Street Bank & Trust Co.	USD	4,086	JPY	495,197	12/11/15	19,301

						$74,565

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price	Expiration Date	Contracts (000)	Premiums Received	U.S. $ Value
Call – JPY/USD	JPY 119.300	11/04/15	JPY 495,095	$9,815	$(3,245)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(CME Group): CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)%	3.09%	$1,746	$(135,257)	$(35,961)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	CAD	16,500	3/10/17	0.973%	3 Month CDOR	$(31,440)
Morgan Stanley & Co., LLC/(CME Group)	AUD	21,860	3/11/17	2.140%	3 Month BBSW	(48,125)
Morgan Stanley & Co., LLC/(CME Group)	CAD	14,990	6/05/17	1.054%	3 Month CDOR	(48,971)
Morgan Stanley & Co., LLC/(CME Group)	NZD	29,530	6/09/17	3.366%	3 Month BKBM	(375,985)
Morgan Stanley & Co., LLC/(CME Group)	AUD	18,850	6/09/17	2.218%	3Month BBSW	(67,029)
Morgan Stanley & Co., LLC/(CME Group)		13,670	10/30/17	1.915%	3 Month BBSW	(855)
Morgan Stanley & Co., LLC/(CME Group)	GBP	2,999	6/05/20	6 Month LIBOR	1.651%	63,051
Morgan Stanley & Co., LLC/(CME Group)	$	2,630	1/14/24	2.980%	3 Month LIBOR	(238,666)
Morgan Stanley & Co., LLC/(CME Group)		2,300	2/14/24	2.889%	3 Month LIBOR	(185,159)
Morgan Stanley & Co., LLC/(CME Group)	AUD	3,330	3/11/25	6 Month BBSW	2.973%	22,928
Morgan Stanley & Co., LLC/(CME Group)	NZD	3,440	6/09/25	3 Month BKBM	4.068%	136,662

38	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	AUD	2,040	6/09/25	6 Month BBSW	3.384%	$69,059
Morgan Stanley & Co., LLC/(CME Group)	GBP	510	6/05/45	2.396%	6 Month LIBOR	(51,168)

						$(755,698)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA:
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	9.62%	$271	$33,334	$16,406	$16,928
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	5.90	452	10,457	(20,196)	30,653
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	5.90	518	11,985	(23,998)	35,983

Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	0.57	1,360	11,817	(18,060)	29,877
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.97	61	35	(539)	574
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.97	103	58	(1,016)	1,074
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.97	42	23	(410)	433
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.97	42	23	(412)	435

				$67,732	$(48,225)	$115,957

*	Termination date

AB INTERMEDIATE BOND PORTFOLIO •	39

Portfolio of Investments

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$5,210	3/04/16	CPI	#	1.170%	$19,935

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$5,590	1/30/17	1.059%	3 Month LIBOR	$(44,990)
JPMorgan Chase Bank, NA	6,230	2/07/22	2.043%	3 Month LIBOR	(154,153)

					$(199,143)

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate market value of these securities amounted to $73,512,023 or 22.2% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2015.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of October 31, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	04/04/07	$17,606	$	– 0	–	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/24/14–1/27/14	365,927		8,580		0.00%

(e)	Fair valued by the Adviser.

(f)	Illiquid security.

(g)	IO – Interest Only

(h)	Variable rate coupon, rate shown as of October 31, 2015.

(i)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(j)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$700,000	$743,028	0.22%
Mt Logan Re Ltd. (Preference Shares)	1/02/14	500,000	530,735	0.16%

40	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

(k)	Security is in default and is non-income producing.

(l)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(m)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

JPY – Japanese Yen

NZD – New Zealand Dollar

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

GSE – Government-Sponsored Enterprise

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

AB INTERMEDIATE BOND PORTFOLIO •	41

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $343,959,023)	$339,405,301
Affiliated issuers (cost $6,763,382)	6,763,382
Cash collateral due from broker	936,156
Foreign currencies, at value (cost $5,065,647)	5,021,081
Receivable for investment securities sold	5,180,124
Interest receivable	1,951,182
Receivable for capital stock sold	598,638
Unrealized appreciation on forward currency exchange contracts	278,167
Unrealized appreciation on credit default swaps	115,957
Receivable for variation margin on exchange-traded derivatives	31,801
Unrealized appreciation on inflation swaps	19,935
Upfront premium paid on credit default swaps	16,406
Receivable from class action settlement proceeds	3,151

Total assets	360,321,281

Liabilities
Due to custodian	1,000,678
Options written, at value (premiums received $9,815)	3,245
Payable for investment securities purchased	25,507,688
Payable for securities sold short, at value (proceeds received $1,773,128)	1,766,982
Payable for capital stock redeemed	557,444
Unrealized depreciation on forward currency exchange contracts	203,602
Unrealized depreciation on interest rate swaps	199,143
Dividends payable	128,942
Distribution fee payable	92,242
Upfront premium received on credit default swaps	64,631
Payable for variation margin on exchange-traded derivatives	37,291
Transfer Agent fee payable	26,170
Advisory fee payable	17,798
Administrative fee payable	13,738
Accrued expenses	191,489

Total liabilities	29,811,083

Net Assets	$330,510,198

Composition of Net Assets
Capital stock, at par	$29,892
Additional paid-in capital	332,944,325
Undistributed net investment income	3,040,057
Accumulated net realized gain on investment and foreign currency transactions	298,882
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(5,802,958)

$330,510,198

See notes to financial statements.

42	• AB INTERMEDIATE BOND PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$252,965,111	22,874,736	$11.06	*

B	$1,692,410	152,996	$11.06

C	$40,928,437	3,707,989	$11.04

Advisor	$22,703,876	2,052,032	$11.06

R	$2,936,453	265,556	$11.06

K	$3,921,684	354,346	$11.07

I	$511,109	46,167	$11.07

Z	$4,851,118	437,703	$11.08

*	The maximum offering price per share for Class A shares was $11.55 which reflects a sales charge of 4.25%.
See notes to financial statements.

AB INTERMEDIATE BOND PORTFOLIO •	43

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income
Interest	$11,431,004
Dividends
Unaffiliated issuers	91,311
Affiliated issuers	23,258
Other income	4,063	$11,549,636

Expenses
Advisory fee (see Note B)	1,534,060
Distribution fee—Class A	740,873
Distribution fee—Class B	22,841
Distribution fee—Class C	420,074
Distribution fee—Class R	12,841
Distribution fee—Class K	11,363
Transfer agency—Class A	387,804
Transfer agency—Class B	3,933
Transfer agency—Class C	63,440
Transfer agency—Advisor Class	33,852
Transfer agency—Class R	6,481
Transfer agency—Class K	9,091
Transfer agency—Class I	617
Transfer agency—Class Z	177
Custodian	216,191
Registration fees	116,619
Audit and tax	88,327
Printing	68,759
Administrative	45,081
Legal	38,092
Directors’ fees	18,760
Miscellaneous	19,805

Total expenses	3,859,081
Less: expenses waived and reimbursed by the Adviser (see Note B)	(604,712)

Net expenses		3,254,369

Net investment income		8,295,267

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		2,579,236
Securities sold short		(4,887)
Futures		121,615
Swaps		93,827
Foreign currency transactions		2,153,509
Net change in unrealized appreciation/depreciation of:
Investments		(6,897,726)
Securities sold short		6,146
Futures		(452,329)
Options written		6,570
Swaps		(708,400)
Foreign currency denominated assets and liabilities and other assets		(229,171)

Net loss on investment and foreign currency transactions		(3,331,610)

Net Increase in Net Assets from Operations		$4,963,657

See notes to financial statements.

44	• AB INTERMEDIATE BOND PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,295,267	$11,715,490
Net realized gain on investment transactions and foreign currency transactions	4,943,300	17,093,780
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(8,274,910)	(9,973,154)

Net increase in net assets from operations	4,963,657	18,836,116
Dividends to Shareholders from
Net investment income
Class A	(8,137,847)	(8,778,788)
Class B	(55,129)	(97,320)
Class C	(987,523)	(1,049,284)
Advisor Class	(793,874)	(1,278,019)
Class R	(71,771)	(63,907)
Class K	(140,957)	(126,092)
Class I	(14,707)	(1,625)
Class Z	(24,900)	(161)
Capital Stock Transactions
Net decrease	(17,247,645)	(88,221,496)

Total decrease	(22,510,696)	(80,780,576)
Net Assets
Beginning of period	353,020,894	433,801,470

End of period (including undistributed net investment income of $3,040,057 and $2,534,258, respectively)	$330,510,198	$353,020,894

See notes to financial statements.

AB INTERMEDIATE BOND PORTFOLIO •	45

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio (formerly AllianceBernstein Real Asset Strategy), the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio and the AB High Yield Portfolio. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Intermediate Bond Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Intermediate Bond Portfolio. The Portfolio offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial

46	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily

AB INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted

48	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2015:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$79,147,201		$	– 0	–	$79,147,201
Mortgage Pass-Throughs		– 0	–	53,677,214			– 0	–	53,677,214
Asset-Backed Securities		– 0	–	47,870,644			5,462,170	^	53,332,814
Commercial Mortgage-Backed Securities		– 0	–	34,513,102			9,612,483		44,125,585
Governments – Treasuries		– 0	–	38,862,844			– 0	–	38,862,844
Corporates – Non-Investment Grade		– 0	–	21,327,141			297,212		21,624,353
Collateralized Mortgage Obligations		– 0	–	1,128,146			19,646,091		20,774,237
Inflation-Linked Securities		– 0	–	10,976,508			– 0	–	10,976,508
Quasi-Sovereigns		– 0	–	3,010,702			– 0	–	3,010,702
Governments – Sovereign Agencies		– 0	–	1,892,791			– 0	–	1,892,791
Local Governments – Municipal Bonds		– 0	–	1,427,093			– 0	–	1,427,093
Common Stocks		– 0	–	– 0	–		1,273,763		1,273,763
Preferred Stocks		668,337		– 0	–		– 0	–	668,337
Governments – Sovereign Bonds		– 0	–	233,896			– 0	–	233,896
Emerging Markets – Corporate Bonds		– 0	–	173,663			– 0	–	173,663
Short-Term Investments:
Investment Companies		6,763,382		– 0	–		– 0	–	6,763,382
Governments – Treasuries		– 0	–	8,204,300			– 0	–	8,204,300
Liabilities:
Mortgage Pass-Throughs		– 0	–	(1,766,982)			– 0	–	(1,766,982)

Total Investments in Securities		7,431,719		300,678,263			36,291,719		344,401,701
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts		– 0	–	278,167			– 0	–	278,167
Centrally Cleared Interest Rate Swaps		– 0	–	291,700			– 0	–	291,700	#
Credit Default Swaps		– 0	–	115,957			– 0	–	115,957
Inflation (CPI) Swaps		– 0	–	19,935			– 0	–	19,935

50	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures	$(440,086)		$	– 0	–	$	– 0	–	$(440,086	)#
Forward Currency Exchange Contracts	– 0	–		(203,602)			– 0	–	(203,602)
Currency Options Written	– 0	–		(3,245)			– 0	–	(3,245)
Centrally Cleared Credit Default Swaps	– 0	–		(35,961)			– 0	–	(35,961	)#
Centrally Cleared Interest Rate Swaps	– 0	–		(1,047,398)			– 0	–	(1,047,398	)#
Interest Rate Swaps	– 0	–		(199,143)			– 0	–	(199,143)

Total+	$6,991,633			$299,894,673			$36,291,719		$343,178,025

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities^		Commercial Mortgage-Backed Securities		Corporates - Non-Investment Grade
Balance as of 10/31/14	$3,767,594		$7,193,928		$306,800
Accrued discounts/(premiums)	13,166		(12,430)		1,613
Realized gain (loss)	23,268		(1,089)		– 0	–
Change in unrealized appreciation/depreciation	(25,368)		(307,469)		(11,201)
Purchases/Payups	3,906,556		2,786,765		– 0	–
Sales/Paydowns	(1,149,222)		(47,222)		– 0	–
Settlements	– 0	–	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(1,073,824)		– 0	–	– 0	–

Balance as of 10/31/15	$5,462,170		$9,612,483		$297,212

Net change in unrealized appreciation/depreciation from investments held as of 10/30/15*	$(25,368)		$(307,469)		$(11,201)

AB INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

	Collateralized Mortgage Obligations		Common Stocks		Cross Currency Swaps
Balance as of 10/31/14	$14,419,314		$746,394			$92,827
Accrued discounts/(premiums)	93,170		– 0	–		– 0	–
Realized gain (loss)	(72,013)		– 0	–		233,838
Change in unrealized appreciation/depreciation	(76,823)		27,369			(92,827)
Purchases/Payups	9,701,496		500,000			– 0	–
Sales/Paydowns	(4,419,053)		– 0	–		– 0	–
Settlements	– 0	–	– 0	–		(233,838)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 10/31/15	$19,646,091		$1,273,763		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/30/15*	$(95,926)		$27,369		$	– 0	–

	Total
Balance as of 10/31/14	$26,526,857
Accrued discounts/(premiums)	95,519
Realized gain (loss)	184,004
Change in unrealized appreciation/depreciation	(486,319)
Purchases/Payups	16,894,817
Sales/Paydowns	(5,615,497)
Settlements	(233,838)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	(1,073,824)

Balance as of 10/31/15	$36,291,719	+

Net change in unrealized appreciation/depreciation from investments held as of 10/30/15*	$(412,595)

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at October 31, 2015. Securities priced i) at net asset value or ii) by third party vendors, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/15	Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$ – 0 –	Qualitative Assessment		$0.00/N/A

52	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

AB INTERMEDIATE BOND PORTFOLIO •	53

Notes to Financial Statements

interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

54	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective February 1, 2013 (effective April 28, 2014 for Class Z shares), the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .90%, 1.60%, 1.60%, .60%, 1.10%, .85%, .60%, and .60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. Effective June 1, 2015, the expense cap on Class A was reduced to .85%. This waiver extends through January 29, 2016 and then may be extended by the Adviser for additional one year terms. For the year ended October 31, 2015, such reimbursements/waivers amounted to $604,712.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2015, the reimbursement for such services amounted to $45,081.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $234,555 for the year ended October 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $5,543 from the sale of Class A shares and received $2,355, $388 and $2,658 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in

AB INTERMEDIATE BOND PORTFOLIO •	55

Notes to Financial Statements

shares of the Government STIF Portfolio for the year ended October 31, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2015 (000)	Dividend Income (000)
$44,459	$135,451	$173,147	$6,763	$23

Brokerage commissions paid on investment transactions for the year ended October 31, 2015 amounted to $6,375, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. Effective June 1, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $0, $1,076,984, $122,996, and $54,256 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

56	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$101,854,126	$70,834,952
U.S. government securities	610,609,441	632,677,413

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$350,829,916

Gross unrealized appreciation	$3,113,644
Gross unrealized depreciation	(7,774,877)

Net unrealized depreciation	$(4,661,233)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are

AB INTERMEDIATE BOND PORTFOLIO •	57

Notes to Financial Statements

recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other

58	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended October 31, 2015, the Portfolio held purchased options for hedging purposes. During the year ended October 31, 2015, the Portfolio held written options for hedging purposes.

For the year ended October 31, 2015, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/14	– 0	–	$	– 0	–
Options written	495,095			9,815
Options expired	– 0	–		– 0	–
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/15	495,095			$9,815

AB INTERMEDIATE BOND PORTFOLIO •	59

Notes to Financial Statements

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in

60	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

AB INTERMEDIATE BOND PORTFOLIO •	61

Notes to Financial Statements

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2015, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Currency Swaps:

The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

During the year ended October 31, 2015, the Portfolio held currency swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

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Notes to Financial Statements

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2015, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended October 31, 2015, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

AB INTERMEDIATE BOND PORTFOLIO •	63

Notes to Financial Statements

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on exchange- traded derivatives	$291,700	*	Receivable/ Payable for variation margin on exchange- traded derivatives	$1,487,484	*

Credit contracts				Receivable/ Payable for variation margin on exchange- traded derivatives	35,961	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	278,167		Unrealized depreciation on forward currency exchange contracts	203,602

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Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts			Options written, at value	$3,245

Interest rate contracts			Unrealized depreciation on interest rate swaps	199,143

Interest rate contracts	Unrealized appreciation on inflation swaps	$19,935

Credit contracts	Unrealized appreciation on credit default swaps	115,957

Total		$705,759		$1,929,435

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended October 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$121,615	$(452,329)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	721,251	(205,568)

AB INTERMEDIATE BOND PORTFOLIO •	65

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(26,250)		$24,713

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	– 0	–	6,570

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(206,408)		(633,159)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	(92,827)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	300,235		17,586

Total		$910,443		$(1,335,014)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended October 31, 2015:

Futures:
Average original value of buy contracts	$21,109,246
Average original value of sale contracts	$21,810,654

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,981,516
Average principal amount of sale contracts	$31,863,816

Purchased Options:
Average monthly cost	$26,250	(a)

Interest Rate Swaps:
Average notional amount	$15,094,212

Inflation Swaps:
Average notional amount	$5,210,000	(b)

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Notes to Financial Statements

Centrally Cleared Interest Rate Swaps:
Average notional amount	$50,546,478

Cross Currency Swaps:
Average notional amount	$1,637,610	(c)

Credit Default Swaps:
Average notional amount of buy contracts	$1,777,969	(b)
Average notional amount of sale contracts	$2,059,385

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,764,000	(d)

(a)	Positions were open for one month during the year.

(b)	Positions were open for eight months during the year.

(c)	Positions were open for three months during the year.

(d)	Positions were open for eleven months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of October 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$31,801		$(31,801)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$31,801		$(31,801)		$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$19,935	$	– 0	–	$	– 0	–	$	– 0	–		$19,935
BNP Paribas SA	27,089		– 0	–		– 0	–		– 0	–		27,089
Citibank, NA	55,776		– 0	–		– 0	–		– 0	–		55,776
Credit Suisse International	11,956		– 0	–		– 0	–		– 0	–		11,956
Goldman Sachs Bank USA	100,570		(43,380)			– 0	–		– 0	–		57,190
HSBC Bank USA	55,867		(16,142)			– 0	–		– 0	–		39,725
JPMorgan Chase Bank /JPMorgan Chase Bank, NA	44,072		(44,072)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	2,957		(2,957)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	47,612		– 0	–		– 0	–		– 0	–		47,612

Total	$365,834		$(106,551)		$	– 0	–	$	– 0	–		$259,283	^

AB INTERMEDIATE BOND PORTFOLIO •	67

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$37,291		$(31,801)			$(5,490)		$	– 0	–	$	– 0	–

Total	$37,291		$(31,801)			$(5,490)		$	– 0	–	$	– 0	–

OTC Derivatives:
Deutsche Bank AG	$3,245	$	– 0	–	$	– 0	–	$	– 0	–		$3,245
Goldman Sachs Bank USA	43,380		(43,380)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	16,142		(16,142)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank /JPMorgan Chase Bank, NA	199,143		(44,072)			– 0	–		– 0	–		155,071
Morgan Stanley & Co., Inc.	7,032		– 0	–		– 0	–		– 0	–		7,032
Royal Bank of Scotland PLC	76,734		– 0	–		– 0	–		– 0	–		76,734
Standard Chartered Bank	60,314		(2,957)			– 0	–		– 0	–		57,357

Total	$405,990		$(106,551)		$	– 0	–	$	– 0	–		$299,439	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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Notes to Financial Statements

3. Short Sales

The Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of settlement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Portfolio is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Portfolio. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

4. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2015, the Portfolio earned drop income of $1,045,308 which is included in interest income in the accompanying statement of operations.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed

AB INTERMEDIATE BOND PORTFOLIO •	69

Notes to Financial Statements

upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2015, the Portfolio had no transactions in reverse repurchase agreements.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

Class A
Shares sold	1,280,374	933,382	$14,319,956	$10,384,000

Shares issued in reinvestment of dividends	530,134	573,909	5,929,136	6,379,324

Shares converted from Class B	123,507	149,844	1,384,960	1,663,533

Shares redeemed	(3,441,024)	(4,712,407)	(38,513,706)	(52,313,975)

Net decrease	(1,507,009)	(3,055,272)	$(16,879,654)	$(33,887,118)

Class B
Shares sold	29,802	18,189	$334,102	$202,388

Shares issued in reinvestment of dividends	4,566	8,122	51,110	90,163

Shares converted to Class A	(123,462)	(149,785)	(1,384,960)	(1,663,533)

Shares redeemed	(26,313)	(94,252)	(293,711)	(1,044,053)

Net decrease	(115,407)	(217,726)	$(1,293,459)	$(2,415,035)

Class C
Shares sold	452,832	179,590	$5,052,767	$2,000,896

Shares issued in reinvestment of dividends	68,581	73,610	765,443	816,406

Shares redeemed	(619,884)	(776,478)	(6,918,148)	(8,588,355)

Net decrease	(98,471)	(523,278)	$(1,099,938)	$(5,771,053)

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Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2015	Year Ended October 31, 2014		Year Ended October 31, 2015	Year Ended October 31, 2014

Advisor Class
Shares sold	1,211,759	2,974,672		$13,604,515	$33,468,592

Shares issued in reinvestment of dividends	42,501	93,793		475,348	1,035,070

Shares redeemed	(1,546,249)	(7,399,876)		(17,411,766)	(81,798,132)

Net decrease	(291,989)	(4,331,411)		$(3,331,903)	$(47,294,470)

Class R
Shares sold	80,356	59,606		$897,105	$661,932

Shares issued in reinvestment of dividends	6,409	5,744		71,629	63,862

Shares redeemed	(31,961)	(58,323)		(358,491)	(647,074)

Net increase	54,804	7,027		$610,243	$78,720

Class K
Shares sold	128,694	101,384		$1,445,071	$1,121,247

Shares issued in reinvestment of dividends	12,526	11,372		140,230	126,655

Shares redeemed	(188,432)	(25,439)		(2,103,890)	(282,557)

Net increase (decrease)	(47,212)	87,317		$(518,589)	$965,345

Class I
Shares sold	70,818	11,353		$799,450	$127,276

Shares issued in reinvestment of dividends	1,250	98		13,996	1,097

Shares redeemed	(35,363)	(3,219)		(398,713)	(36,261)

Net increase	36,705	8,232		$414,733	$92,112

Class Z(a)
Shares sold	529,910	897		$5,886,008	$10,003

Shares issued in reinvestment of dividends	2,243	– 0	–	24,944	– 0	–

Shares redeemed	(95,347)	– 0	–	(1,060,030)	– 0	–

Net increase	436,806	897		$4,850,922	$10,003

(a)	Commenced distribution on April 28, 2014.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the

AB INTERMEDIATE BOND PORTFOLIO •	71

Notes to Financial Statements

value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk— Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return

72	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

AB INTERMEDIATE BOND PORTFOLIO •	73

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$10,226,708	$11,395,196

Total taxable distributions paid	$10,226,708	$11,395,196

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,273,994
Accumulated capital and other losses	(116,726	)(a)
Unrealized appreciation/(depreciation)	(5,359,855	)(b)

Total accumulated earnings/(deficit)	$(2,202,587	)(c)

(a)

During the fiscal year ended October 31, 2015, the Portfolio utilized $2,128,951 of capital loss carryforwards to offset current year net realized gains. The Portfolio also had $10,356,014 of capital loss carryforwards expire during the fiscal year. As of October 31, 2015, the cumulative deferred loss on straddles was $116,726.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), the difference between book and tax amortization methods for premium, the tax treatment of swaps and Treasury inflation-protected securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Portfolio did not have any capital loss carryforwards.

74	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and swap clearing fees, reclassifications of foreign currency and paydown gains/losses, the tax treatment of Treasury inflation-protected securities, and the expiration of capital loss carryforwards resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB INTERMEDIATE BOND PORTFOLIO •	75

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.24	$ 11.00	$ 11.40	$ 11.04	$ 10.98

Income From Investment Operations
Net investment income(a)(b)	.28	.35	.26	.26	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.23	(.35)	.41	#	.07
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.01	#	– 0	–

Net increase (decrease) in net asset value from operations	.16	.58	(.09)	.68	.44

Less: Dividends
Dividends from net investment income	(.34)	(.34)	(.31)	(.32)	(.38)

Net asset value, end of period	$ 11.06	$ 11.24	$ 11.00	$ 11.40	$ 11.04

Total Return
Total investment return based on net asset value(c)	1.45%	5.34	%*	(.81	) %†	6.27%	4.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$252,965	$273,962	$301,764	$370,672	$381,577
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.88%	.90%	.89%	.85%	.85%
Expenses, before waivers/reimbursements	1.06%	1.06%	1.02%	.99%	1.00%
Net investment income(b)	2.51%	3.15%	2.32%	2.29%	3.42%
Portfolio turnover rate**	198%	221%	189%	110%	115%

See footnote summary on page 83.

76	• AB INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.24	$ 11.00	$ 11.41	$ 11.05	$ 10.98

Income From Investment Operations
Net investment income(a)(b)	.20	.28	.18	.18	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.22	(.36)	.42	#	.08
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.01	#	– 0	–

Net increase (decrease) in net asset value from operations	.08	.50	(.18)	.61	.38

Less: Dividends
Dividends from net investment income	(.26)	(.26)	(.23)	(.25)	(.31)

Net asset value, end of period	$ 11.06	$ 11.24	$ 11.00	$ 11.41	$ 11.05

Total Return
Total investment return based on net asset value(c)	.72%	4.61	%*	(1.59	)%†	5.56%	3.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,692	$3,017	$5,348	$9,089	$11,104
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%	1.60%	1.58%	1.55%	1.55%
Expenses, before waivers/reimbursements	1.80%	1.78%	1.74%	1.74%	1.75%
Net investment income(b)	1.77%	2.48%	1.59%	1.59%	2.73%
Portfolio turnover rate**	198%	221%	189%	110%	115%

See footnote summary on page 83.

AB INTERMEDIATE BOND PORTFOLIO •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.22	$ 10.98	$ 11.38	$ 11.02	$ 10.96

Income From Investment Operations
Net investment income(a)(b)	.20	.27	.18	.18	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.23	(.35)	.41	#	.07
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.01	#	– 0	–

Net increase (decrease) in net asset value from operations	.08	.50	(.17)	.60	.36

Less: Dividends
Dividends from net investment income	(.26)	(.26)	(.23)	(.24)	(.30)

Net asset value, end of period	$ 11.04	$ 11.22	$ 10.98	$ 11.38	$ 11.02

Total Return
Total investment return based on net asset value(c)	.73%	4.63	%*	(1.51	)%†	5.55%	3.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,928	$42,690	$47,530	$61,224	$62,147
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60%	1.60%	1.59%	1.55%	1.55%
Expenses, before waivers/reimbursements	1.78%	1.77%	1.73%	1.70%	1.71%
Net investment income(b)	1.79%	2.46%	1.62%	1.60%	2.72%
Portfolio turnover rate**	198%	221%	189%	110%	115%

See footnote summary on page 83.

78	• AB INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.24	$ 11.00	$ 11.41	$ 11.05	$ 10.99

Income From Investment Operations
Net investment income(a)(b)	.31	.39	.29	.29	.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.22	(.36)	.41	#	.07
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.01	#	– 0	–

Net increase (decrease) in net asset value from operations	.19	.61	(.07)	.71	.47

Less: Dividends
Dividends from net investment income	(.37)	(.37)	(.34)	(.35)	(.41)

Net asset value, end of period	$ 11.06	$ 11.24	$ 11.00	$ 11.41	$ 11.05

Total Return
Total investment return based on net asset value(c)	1.73%	5.65	%*	(.61	)%†	6.59%	4.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,705	$26,352	$73,445	$94,584	$88,402
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%	.60%	.59%	.55%	.55%
Expenses, before waivers/reimbursements	.77%	.75%	.72%	.69%	.70%
Net investment income(b)	2.78%	3.51%	2.60%	2.59%	3.70%
Portfolio turnover rate**	198%	221%	189%	110%	115%

See footnote summary on page 83.

AB INTERMEDIATE BOND PORTFOLIO •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.24	$ 11.00	$ 11.40	$ 11.04	$ 10.98

Income From Investment Operations
Net investment income(a)(b)	.26	.33	.24	.23	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.23	(.36)	.42	#	.08
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.01	#	– 0	–

Net increase (decrease) in net asset value from operations	.14	.56	(.12)	.66	.42

Less: Dividends
Dividends from net investment income	(.32)	(.32)	(.28)	(.30)	(.36)

Net asset value, end of period	$ 11.06	$ 11.24	$ 11.00	$ 11.40	$ 11.04

Total Return
Total investment return based on net asset value(c)	1.23%	5.13	%*	(1.01	)%†	6.05%	3.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,936	$2,368	$2,241	$1,568	$1,168
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.10%	1.09%	1.05%	1.05%
Expenses, before waivers/reimbursements	1.38%	1.36%	1.31%	1.29%	1.31%
Net investment income(b)	2.29%	2.94%	2.13%	2.07%	3.16%
Portfolio turnover rate**	198%	221%	189%	110%	115%

See footnote summary on page 83.

80	• AB INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.24	$ 11.01	$ 11.41	$ 11.05	$ 10.99

Income From Investment Operations
Net investment income(a)(b)	.28	.35	.27	.26	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)	.22	(.36)	.42	#	.07
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.01	#	– 0	–

Net increase (decrease) in net asset value from operations	.18	.57	(.09)	.69	.45

Less: Dividends
Dividends from net investment income	(.35)	(.34)	(.31)	(.33)	(.39)

Net asset value, end of period	$ 11.07	$ 11.24	$ 11.01	$ 11.41	$ 11.05

Total Return
Total investment return based on net asset value(c)	1.57%	5.30	%*	(.76	) %†	6.32%	4.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,922	$4,515	$3,459	$3,823	$2,869
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.85%	.84%	.80%	.80%
Expenses, before waivers/reimbursements	1.08%	1.03%	.93%	.99%	1.01%
Net investment income(b)	2.53%	3.17%	2.38%	2.34%	3.49%
Portfolio turnover rate**	198%	221%	189%	110%	115%

See footnote summary on page 83.

AB INTERMEDIATE BOND PORTFOLIO •	81

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.25	$ 11.01	$ 11.42	$ 11.06	$ 11.00

Income From Investment Operations
Net investment income(a)(b)	.31	.36	.18	.29	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.25	(.25)	.41	#	.05
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.01	#	– 0	–

Net increase (decrease) in net asset value from operations	.19	.61	(.07)	.71	.47

Less: Dividends
Dividends from net investment income	(.37)	(.37)	(.34)	(.35)	(.41)

Net asset value, end of period	$ 11.07	$ 11.25	$ 11.01	$ 11.42	$ 11.06

Total Return
Total investment return based on net asset value(c)	1.73%	5.65	%*	(.62	) %†	6.58%	4.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$511	$107	$14	$814	$715
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%	.60%	.56%	.55%	.55%
Expenses, before waivers/reimbursements	.75%	.75%	.67%	.66%	.68%
Net investment income(b)	2.74%	3.22%	2.46%	2.59%	3.76%
Portfolio turnover rate**	198%	221%	189%	110%	115%

See footnote summary on page 83.

82	• AB INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31, 2015	April 28, 2014(d) to October 31, 2014

Net asset value, beginning of period	$ 11.26	$ 11.15

Income From Investment Operations
Net investment income(a)(b)	.32	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.13)	.10

Net increase in net asset value from operations	.19	.29

Less: Dividends
Dividends from net investment income	(.37)	(.18)

Total dividends and distributions	(.37)	(.18)

Net asset value, end of period	$ 11.08	$ 11.26

Total Return
Total investment return based on net asset value(c)	1.72%	2.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,851	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%	.60%^
Expenses, before waivers/reimbursements	.71%	.66%^
Net investment income(b)	2.91%	3.29%^
Portfolio turnover rate**	198%	221%

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Commencement of distribution.

#	Amount reclassified from realized gain (loss) on investment transactions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended October 31, 2014 by 0.01% .

†	Includes the impact of proceeds received and credited to the Portfolio resulting from third party regulatory settlements, which enhanced the Portfolio’s performance for the year ended October 31, 2013 by 0.14%.
Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.07% for the year-ended October 31, 2012.

^	Annualized.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

AB INTERMEDIATE BOND PORTFOLIO •	83

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AB Bond Fund, Inc. and the

Shareholders of AB Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Intermediate Bond Portfolio (the “Fund”), formerly known as AllianceBernstein Intermediate Bond Portfolio (one of the portfolios constituting the AB Bond Fund, Inc., formerly known as AllianceBernstein Bond Fund, Inc.), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Intermediate Bond Portfolio (one of the portfolios constituting the AB Bond Fund, Inc.) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2015

84	• AB INTERMEDIATE BOND PORTFOLIO

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2015.

For foreign shareholders, 57.90% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB INTERMEDIATE BOND PORTFOLIO •	85

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Shawn E. Keegan(2) , Vice President

Alison M. Martier(2) , Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team.
Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

86	• AB INTERMEDIATE BOND PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

AB INTERMEDIATE BOND PORTFOLIO •	87

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 74 (2005)	Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, # 73 (1998)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

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Management of the Fund,

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as Director of The Merger Fund (registered investment company) since prior to 2010 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., # 83 (1998)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

AB INTERMEDIATE BOND PORTFOLIO •	89

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, # 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	110	None

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Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

AB INTERMEDIATE BOND PORTFOLIO •	91

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Shawn E. Keegan 44	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2010.

Alison M. Martier 58	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2010.

Douglas J. Peebles 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Greg J. Wilensky 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser ** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

AB INTERMEDIATE BOND PORTFOLIO •	93

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”) with respect to AB Intermediate Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc.,
694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment

1	The Senior Officer’s fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

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adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/15 ($MM)
Intermediate Bond Portfolio	Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	$329.0

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s fiscal year ended October 31, 2014, the Adviser received $56,402 (0.015% of the Portfolio’s average daily net assets) for such services.

3	Jones v. Harris at 1427.

AB INTERMEDIATE BOND PORTFOLIO •	95

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:4

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Intermediate Bond Portfolio[6]	Advisor Class A Class B Class C Class R Class K Class I Class Z	0.60 0.85 1.60 1.60 1.10 0.85 0.60 0.60	% % % % % % % %	0.76 1.06 1.79 1.77 1.37 1.05 0.73 0.63	% % % % % % % %	Oct. 31 (ratios as of Apr. 30, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

6	Effective June 1, 2015, the Rule 12b-1 fee for Class A shares was reduced from 0.30% to 0.25%. At the same time, the expense cap for the Class A shares was also reduced from 0.90% to 0.85%.

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a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on September 30, 2015 net assets.8

Portfolio	Net Assets 9/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$329.0	U.S. Strategic Core Plus Schedule 0.50% on 1st $30 million 0.20% on the balance Minimum account size: $25m	0.227%	0.450%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB INTERMEDIATE BOND PORTFOLIO •	97

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth below are Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%	0.450%

The adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.9 Also shown are what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio and the Portfolio’s advisory fees based on September 30, 2015 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Portfolio Advisory Fee
Intermediate Bond Fund	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee, the advisory fee schedule of the sub-advised fund, and what would have been the

9	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

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effective management fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio[10]	Client #1[11]	0.29% on first $100 million 0.20% thereafter	0.227%	0.450%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition to the extent that this sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.12,13 Broadridge’s analysis included the comparison of each Portfolio’s

10	It should be noted that the advisory fee paid by the shareholders of the sub-advisory relationship is higher than the fee charged to the Portfolio.

11	The sub-advisory relationship is with an affiliate of the Adviser.

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification continued to be determined by Lipper.

AB INTERMEDIATE BOND PORTFOLIO •	99

contractual management fee,14 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)15 and the Portfolio’s contractual management fee ranking.

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.461	4/14

Broadridge also analyzed the Portfolio’s most recently completed fiscal year total expense ratios in comparison to the Portfolio’s EGs and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same Lipper investment classification/objective and load type as the subject Fund.16 Set forth below is Broadridge’s comparison of the Portfolio’s total expense ratios and the median of the Portfolio’s EGs and EUs. The Portfolio’s total expense ratio rankings are also shown. Pro-forma total expense ratio (italicized) is shown to reflect the Portfolio’s 12b-1 fee reduction had the reduction been in effect during the Portfolio’s entire fiscal year.

Portfolio	Total Expense Ratio (%)[17]	Broadridge Exp. Group Median (%)	Broadridge Group Rank	Broadridge Exp. Universe Median (%)	Broadridge Universe Rank
Intermediate Bond Portfolio	0.900	0.889	9/14	0.852	34/50
Pro-forma	0.850	0.889	5/14	0.852	26/50

14	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Broadridge peer group.

15	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

16	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year Class A share total expense ratio.

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Based on this analysis, considering pro-forma information, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2014 relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Portfolio’s fiscal year ended October 21, 2014, ABI received from the Portfolio $4,583, $1,363,838 and $12,384 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

AB INTERMEDIATE BOND PORTFOLIO •	101

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s fiscal year ended October 31, 2014, ABIS received $293,976 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

102	• AB INTERMEDIATE BOND PORTFOLIO

two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)22 for the period ended July 31, 2015.23

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	2.25	1.90	2.02	2/15	16/63
3 year	2.28	1.65	1.70	2/15	10/61
5 year	3.75	3.17	3.40	2/15	15/57
10 year	4.59	4.47	4.47	5/12	18/47

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolios were provided Broadridge.

22	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU are somewhat different from that of an EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

AB INTERMEDIATE BOND PORTFOLIO •	103

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Period Ending July 31, 2015 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	2.25	2.28	3.75	4.59	5.04	4.29	0.73	10
Barclays Capital U.S. Aggregate Bond Index	2.82	1.60	3.27	4.61	5.37	3.25	0.96	10
Inception Date: July 1, 1999

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

104	• AB INTERMEDIATE BOND PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB INTERMEDIATE BOND PORTFOLIO •	105

AB Family of Funds

NOTES

106	• AB INTERMEDIATE BOND PORTFOLIO

NOTES

AB INTERMEDIATE BOND PORTFOLIO •	107

NOTES

108	• AB INTERMEDIATE BOND PORTFOLIO

AB INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0151-1015

OCT    10.31.15

ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 15, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Municipal Bond Inflation Strategy (the “Strategy”) for the annual period ended October 31, 2015. Effective January 20, 2015, the Strategy’s name changed from AllianceBernstein Municipal Bond Inflation Strategy to AB Municipal Bond Inflation Strategy.

Investment Objectives and Policies

The Strategy seeks to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Strategy will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax (“AMT”) for some taxpayers.

The Strategy will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agency or deemed to be of comparable credit quality by AllianceBernstein L.P. (the “Adviser”). In deciding whether to take direct or indirect exposure, the Strategy may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agency (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Strategy may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Strategy will typically enter into inflation swap agreements. The Strategy may use other inflation-protected instruments. Payments to the Strategy pursuant to swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Strategy’s primary use of derivatives will be for the purpose of inflation protection.

The Strategy may also invest in forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures, forwards and swaps.

The Strategy may also utilize leverage for investment purposes through the use of tender option bonds (“TOBs”) transactions. The Adviser will consider the impact of TOBs, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

Investment Results

The table on page 5 shows the Strategy’s performance for the six- and 12-month periods ended October 31, 2015, compared to its benchmark, the Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index and to the Lipper Intermediate Municipal Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some may have different

AB MUNICIPAL BOND INFLATION STRATEGY •	1

investment policies and sales and management fees and fund expenses.

All share classes of the Strategy outperformed the benchmark, but underperformed the Lipper Average for the six-month period, before sales charges. All share classes of the Strategy underperformed the benchmark and the Lipper Average for the 12-month period, before sales charges. In order to pursue the investment objective of after-tax returns net of inflation, the Strategy invests in municipal bonds and uses derivatives for inflation protection.

For the six-month period, the positive performance relative to the benchmark was driven by the Strategy’s investment in municipal bonds, which outperformed US Treasuries. Derivatives, including inflation (“CPI”) swaps, are used in the Fund to hedge inflation and added to performance as they outperformed TIPs. During the 12-month period, the Strategy underperformed the benchmark as US Treasuries outperformed municipals and CPI swaps underperformed TIPs. Interest rate swaps were used for hedging purposes and had no material impact on absolute performance for either period.

Relative to the Lipper Average, the Strategy’s underperformance over both periods was driven primarily by nominal bond strategies outperforming strategies hedged with CPI swaps as global commodity prices fell.

Market Review and Investment Strategy

During the reporting period Treasury yields generally fell as the slowdown in China clouded the picture for economic growth in the United States. Commodity prices fell, emerging market economies sputtered, stock prices were volatile and the US dollar strengthened. Over both periods, municipal bonds generally had positive returns and even mid-grade and high-yield municipals performed well, in sharp contrast to the investment-grade and high-yield corporate bond markets. A general scarcity of municipal credit issuance and an abundance of corporate-debt issuance partly explain the divergent returns in the markets.

Tax revenues for municipal issuers have been positive and the creditworthiness of municipal mid-grade and high-yield issuers continues to improve modestly in step with the domestic economy. The Municipal Bond Investment Team has structured the Strategy to be modestly overweight medium grade credit quality bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2015, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been prerefunded or escrowed to maturity were 6.81% and 0%, respectively.

2	• AB MUNICIPAL BOND INFLATION STRATEGY

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the stock or bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly referred to as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Strategy’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Strategy by increasing taxes on that income. In such event, the Strategy’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Strategy shares as investors anticipate adverse effects on the Strategy or seek higher yields to offset the potential loss of the tax deduction. As a result, the Strategy would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Strategy’s yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB MUNICIPAL BOND INFLATION STRATEGY •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Strategy’s investments in derivatives, such as swaps, futures, options and forwards, may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments. The use of inflation protection derivatives to help meet the Strategy’s investment objective may not be successful.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus. As with all investments, you may lose money by investing in the Strategy.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. For Class 1 shares click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB MUNICIPAL BOND INFLATION STRATEGY

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Municipal Bond Inflation Strategy
Class 1*	-0.22%	-1.62%

Class 2*	-0.17%	-1.52%

Class A	-0.32%	-1.83%

Class C	-0.70%	-2.56%

Advisor Class Shares†	-0.29%	-1.56%

Barclays 1-10 Year TIPS Index	-1.83%	-1.24%

Lipper Intermediate Municipal Debt Funds Average	0.97%	1.38%

*    Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB MUNICIPAL BOND INFLATION STRATEGY •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 1/26/10* TO 10/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Bond Inflation Strategy Class A shares (from 1/26/10* to 10/31/15) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class 1 Shares†			1.12%
1 Year	-1.62%	-1.62%
5 Years	1.75%	1.75%
Since Inception‡	1.83%	1.83%

Class 2 Shares†			1.22%
1 Year	-1.52%	-1.52%
5 Years	1.86%	1.86%
Since Inception‡	1.94%	1.94%

Class A Shares			0.86%
1 Year	-1.83%	-4.74%
5 Years	1.56%	0.94%
Since Inception‡	1.65%	1.11%

Class C Shares			0.15%
1 Year	-2.56%	-3.53%
5 Years	0.83%	0.83%
Since Inception‡	0.93%	0.93%

Advisor Class Shares^			1.14%
1 Year	-1.56%	-1.56%
5 Years	1.83%	1.83%
Since Inception‡	1.93%	1.93%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.66%, 0.56%, 0.85%, 1.60%, and 0.60% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, exclusive of interest expense, to 0.60%, 0.50%, 0.75%, 1.50%, and 0.50% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively. These waivers/ reimbursements may not be terminated prior to January 29, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2015.

†	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

‡	Inception date: 1/26/2010.

^	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB MUNICIPAL BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	-2.70%
5 Years	1.65%
Since Inception†	1.69%

Class 2 Shares*
1 Year	-2.60%
5 Years	1.74%
Since Inception†	1.78%

Class A Shares
1 Year	-5.78%
5 Years	0.82%
Since Inception†	0.95%

Class C Shares
1 Year	-4.60%
5 Years	0.73%
Since Inception†	0.78%

Advisor Class Shares‡
1 Year	-2.55%
5 Years	1.75%
Since Inception†	1.79%

*	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†	Inception date: 1/26/2010.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

8	• AB MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$996.80	$3.77	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class C
Actual	$1,000	$993.00	$7.54	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Advisor Class
Actual	$1,000	$997.10	$2.52	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%
Class 1
Actual	$1,000	$997.80	$3.02	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class 2
Actual	$1,000	$998.30	$2.52	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB MUNICIPAL BOND INFLATION STRATEGY •	9

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $788.6

*	All data are as of October 31, 2015. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Strategy considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

10	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.6%
Long-Term Municipal Bonds – 100.6%
Alabama – 0.8%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 6/01/28	$3,905	$4,526,051
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/18	1,825	1,964,960

		6,491,011

Alaska – 0.5%
Alaska Industrial Development & Export Authority Series 2010A 5.00%, 4/01/17	400	424,584
City of Valdez AK (BP Pipelines Alaska, Inc.) Series 2011B 5.00%, 1/01/16	3,140	3,163,990

		3,588,574

Arizona – 2.5%
Arizona State University COP Series 2013A 5.00%, 9/01/19-9/01/22	8,345	9,826,253
City of Phoenix Civic Improvement Corp. Series 2011 5.00%, 7/01/26	3,330	3,918,411
County of Pima AZ Sewer System Revenue AGM Series 2010 5.00%, 7/01/21	1,765	2,049,677
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	3,140	3,763,698

		19,558,039

Arkansas – 0.1%
City of Fort Smith AR Sales & Use Tax Revenue Series 2012 2.375%, 5/01/27	130	130,064
City of Springdale AR Sales & Use Tax Revenue Series 2013 2.60%, 7/01/27	525	525,231

		655,295

AB MUNICIPAL BOND INFLATION STRATEGY •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 2.9%
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010C 5.00%, 5/01/19	$450	$512,113
NATL Series 2006 32F 5.25%, 5/01/18	290	322,843
State of California Series 2006 5.00%, 10/01/16	275	286,869
Series 2011 5.00%, 10/01/20	5,000	5,892,500
Series 2012 5.00%, 9/01/20	9,305	10,948,077
Series 2014 5.00%, 8/01/22-5/01/25	4,250	5,164,651

		23,127,053

Colorado – 3.8%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	375	435,600
Series 2012A 5.00%, 11/15/24(a)	10,395	11,959,655
5.00%, 11/15/25	3,000	3,435,000
Denver City & County School District No 1 Series 2014B 5.00%, 12/01/23	4,730	5,818,846
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2010B-1 5.00%, 12/01/19	200	201,078
Series 2013A 5.00%, 12/01/19-12/01/22	5,655	6,477,489
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/20(b)	1,310	1,420,263
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.25%, 7/15/24	440	489,786

		30,237,717

Connecticut – 0.9%
State of Connecticut AMBAC Series 2005B 0.576%, 6/01/16(c)	1,750	1,754,235

12	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Connecticut (State of Connecticut SRF) Series 2013A 5.00%, 3/01/24	$4,360	$5,286,674

		7,040,909

Florida – 11.4%
Citizens Property Insurance Corp. Series 2010A-1 5.00%, 6/01/16	315	323,442
Series 2012A 5.00%, 6/01/22	7,315	8,660,667
Series 2012A-1 5.00%, 6/01/16	3,165	3,249,822
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/20	1,720	1,994,099
City of Jacksonville FL (City of Jacksonville FL Transit Sales Tax) Series 2012A 5.00%, 10/01/23-10/01/26	10,190	12,084,812
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	1,565	1,851,223
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/23-6/01/27	18,500	21,813,998
County of Miami-Dade FL Spl Tax Series 2012A 5.00%, 10/01/23	1,500	1,786,845
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	3,775	4,404,293
Series 2013A 4.00%, 7/01/16	1,765	1,808,737
5.00%, 7/01/18-7/01/19	3,905	4,390,152
Florida Municipal Power Agency Series 2011B 5.00%, 10/01/23	2,890	3,365,578
Series 2015B 5.00%, 10/01/23	1,500	1,797,285
Florida State Board of Education (State of Florida) Series 2013A 5.00%, 6/01/17(a)	16,440	17,588,334
Series 2015B 5.00%, 6/01/21	1,725	2,057,925

AB MUNICIPAL BOND INFLATION STRATEGY •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	$1,900	$1,925,384
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/16	550	567,358

		89,669,954

Georgia – 0.9%
Cherokee County Board of Education Series 2014B 5.00%, 8/01/20	1,000	1,173,110
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/18	2,500	2,726,475
Municipal Electric Authority of Georgia Series 2011A 5.00%, 1/01/21	3,045	3,562,163

		7,461,748

Idaho – 0.3%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014 5.25%, 10/01/20	2,390	2,391,338

Illinois – 3.5%
Chicago O’Hare International Airport Series 2011B 5.00%, 1/01/17	1,930	2,023,721
Series 2015B 5.00%, 1/01/29	5,000	5,700,850
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.25%, 1/01/23	2,500	2,844,300
5.50%, 1/01/25	2,250	2,606,693
Springfield Metropolitan Sanitation District Series 2011A 5.00%, 1/01/21	2,170	2,455,637
State of Illinois Series 2006A 5.00%, 6/01/19	1,040	1,124,292
Series 2010 5.00%, 1/01/18	500	529,120
Series 2013A 5.00%, 4/01/20	4,030	4,398,664

14	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2014 5.00%, 5/01/30	$4,180	$4,377,212
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/17	1,450	1,549,151

		27,609,640

Indiana – 0.7%
Indiana Municipal Power Agency Series 2011A 5.00%, 1/01/20-1/01/23	4,965	5,730,593

Kentucky – 1.1%
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 9/01/22-9/01/23	4,875	5,692,046
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/25	2,275	2,703,110

		8,395,156

Louisiana – 1.3%
State of Louisiana Gasoline & Fuels Tax Revenue Series 2012A 5.00%, 5/01/27	9,085	10,645,985

Maryland – 5.6%
State of Maryland Series 2014B 5.00%, 8/01/20	10,165	11,950,381
5.00%, 8/01/21(a)	26,600	31,848,446

		43,798,827

Massachusetts – 4.3%
Commonwealth of Massachusetts AGM Series 2006C 1.075%, 11/01/19(c)	9,575	9,832,950
NATL Series 2000E 0.105%, 12/01/30(d)	4,525	4,204,277
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) AGM Series 2005A 3.33%, 6/01/20(c)	3,000	3,161,040
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	3,330	4,029,067

AB MUNICIPAL BOND INFLATION STRATEGY •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 0.95%, 8/01/22(c)	$3,240	$3,425,814
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/23	2,475	2,976,584
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/22-7/01/25	5,025	5,891,807

		33,521,539

Michigan – 2.1%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/21	3,750	4,224,787
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24	10,545	12,290,936

		16,515,723

Minnesota – 1.1%
Minnesota Higher Education Facilities Authority (Gustavus Adolphus College) Series 2010B 5.00%, 10/01/21	1,295	1,466,406
State of Minnesota Series 2015D 5.00%, 8/01/18	6,715	7,487,964

		8,954,370

Mississippi – 0.4%
Mississippi Development Bank (State of Mississippi DOT Lease) Series 2013 5.00%, 1/01/19	1,500	1,685,565
Series 2013A 5.00%, 1/01/19	1,000	1,123,710

		2,809,275

Missouri – 0.2%
City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/17	1,390	1,505,384

16	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 1.4%
City of Reno NV Series 2013A 5.00%, 6/01/19	$1,000	$1,122,490
Series 2013B 5.00%, 6/01/19	2,210	2,489,764
County of Clark Department of Aviation (McCarran Intl Airport) Series 2010D 5.00%, 7/01/21-7/01/22	775	887,481
Las Vegas Valley Water District Series 2015A 5.00%, 6/01/20	1,500	1,746,450
Series 2015B 5.00%, 12/01/20	4,250	4,999,233

		11,245,418

New Jersey – 3.0%
Morris-Union Jointure Commission COP AGM Series 2013 5.00%, 8/01/17	2,340	2,458,685
New Jersey Economic Development Authority Series 2010DD-1 5.00%, 12/15/17 (Pre-refunded/ETM)	460	501,427
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2010DD-1 5.00%, 12/15/17	20	21,061
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 6/15/20	10,000	10,851,000
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/23	1,800	2,146,518
Series 2014A 5.00%, 1/01/28	4,785	5,597,254
Series 2014C 5.00%, 1/01/23	1,590	1,896,091

		23,472,036

New York – 17.4%
City of New York NY Series 2011A 5.00%, 8/01/23	4,250	5,016,572
Series 2014J 5.00%, 8/01/21	6,100	7,236,979

AB MUNICIPAL BOND INFLATION STRATEGY •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGM Series 2005K 1.66%, 8/01/16(c)	$1,700	$1,718,530
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/24-11/15/25	9,065	10,780,345
Series 2012F 5.00%, 11/15/26	3,635	4,291,990
Series 2013A 5.00%, 11/15/26	2,300	2,697,624
Series 2013E 5.00%, 11/15/25	8,510	10,110,476
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28(e)	4,135	4,143,146
New York City Municipal Water Finance Authority Series 2011HH 5.00%, 6/15/26	3,875	4,561,379
New York City Transitional Finance Authority Future Tax Secured Revenue Series 200213-CONV 5.00%, 11/01/16	6,650	6,960,621
Series 2012B 5.00%, 11/01/26(a)	6,830	8,165,675
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011C 5.00%, 3/15/25	3,000	3,522,240
Series 2012A 5.00%, 12/15/22(a)	14,610	17,685,843
Series 2012B 5.00%, 3/15/20	7,900	9,187,147
Series 2014A 5.00%, 2/15/28	6,565	7,731,732
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2011 5.00%, 6/15/25	3,000	3,561,480
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21	17,025	20,177,179
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/19	4,360	5,036,018
Series 2013B 5.00%, 11/15/20	4,100	4,845,175

		137,430,151

18	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina – 2.3%
North Carolina Eastern Municipal Power Agency Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	$6,700	$7,932,800
State of North Carolina Series 2013E 5.00%, 5/01/16	2,330	2,385,524
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/26	6,710	7,925,986

		18,244,310

Ohio – 0.1%
City of Cleveland OH COP Series 2010A 5.00%, 11/15/17	700	747,509

Oregon – 1.9%
Deschutes County Administrative School District No 1 Bend-La Pine Series 2013 5.00%, 6/15/20	5,180	6,063,397
Tri-County Metropolitan Transportation District Series 2011A 5.00%, 10/01/25	4,605	5,354,418
Washington & Multnomah Counties School District No 48J Beaverton Series 2014 5.00%, 6/15/21	3,195	3,810,037

		15,227,852

Pennsylvania – 6.3%
Allegheny County Sanitary Authority AGM Series 2011 5.00%, 6/01/19	2,250	2,544,075
City of Philadelphia PA Water & Wastewater Revenue AGM Series 2010A 5.00%, 6/15/18	550	607,519
Commonwealth of Pennsylvania Series 2014 5.00%, 7/01/17	5,000	5,359,000
Montgomery County Industrial Development Authority/PA Series 2010 5.00%, 8/01/19 (Pre-refunded/ETM)	475	545,167
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.125%, 7/01/25	2,060	2,068,425

AB MUNICIPAL BOND INFLATION STRATEGY •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/18-1/01/19	$13,085	$14,600,252
Series 2012B 5.00%, 7/01/21	7,550	8,216,891
Pennsylvania Economic Development Financing Authority (FirstEnergy Nuclear Generation LLC) Series 2005A 3.75%, 12/01/40	3,055	3,132,414
Pennsylvania Industrial Development Authority Series 2012 5.00%, 7/01/16 (Pre-refunded/ETM)	1,840	1,897,077
5.00%, 7/01/16	3,160	3,256,728
School District of Philadelphia (The) Series 2011E 5.25%, 9/01/22	1,800	2,034,108
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/23-4/01/26	5,150	5,750,251

		50,011,907

Puerto Rico – 0.4%
Puerto Rico Electric Power Authority NATL Series 2002 5.00%, 7/01/19	3,400	3,450,830

South Carolina – 0.8%
Renewable Water Resources Series 2012 5.00%, 1/01/24	2,570	2,993,510
South Carolina State Public Service Authority Series 2012C 5.00%, 12/01/15	3,200	3,212,608

		6,206,118

Tennessee – 0.4%
Metropolitan Government of Nashville & Davidson County TN Series 2012 5.00%, 7/01/23	2,385	2,860,164

Texas – 8.8%
Austin Community College District Public Facility Corp. Series 2015 5.00%, 8/01/19	1,000	1,134,290

20	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Birdville Independent School District Series 2015B 5.00%, 2/15/22	$3,825	$4,583,880
City of Corpus Christi TX Utility System Revenue Series 2012 5.00%, 7/15/21	5,675	6,674,197
City of Garland TX Series 2010 5.00%, 2/15/26	500	573,400
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	2,105	2,355,095
City of Houston TX Combined Utility System Revenue Series 2011D 5.00%, 11/15/27	2,735	3,239,881
City of Lubbock TX Series 2013 5.00%, 2/15/19	1,740	1,963,451
City Public Service Board of San Antonio TX Series 2012 5.00%, 2/01/21	7,110	8,391,222
Conroe Independent School District Series 2011 5.00%, 2/15/24-2/15/26	6,240	7,200,391
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/21	4,220	4,969,936
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.25%, 9/01/26	3,625	4,329,048
Rockwall Independent School District Series 2013 5.00%, 2/15/19(a)	3,280	3,712,566
San Antonio Independent School District/TX Series 2011 5.00%, 8/15/26	1,710	1,990,047
Spring Branch Independent School District Series 2014B 5.00%, 2/01/21	3,485	4,112,997
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015I 5.25%, 11/15/35	900	920,412

AB MUNICIPAL BOND INFLATION STRATEGY •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas Public Finance Authority (State of Texas Unemployment) Series 2014A 5.00%, 1/01/17	$11,605	$12,222,618
University of Texas System (The) Series 2010A 5.00%, 8/15/22	1,070	1,237,198

		69,610,629

Virginia – 1.7%
Fairfax County Economic Development Authority (Fairfax County EDA Transportation Impt Dist) Series 2011 5.00%, 4/01/25-4/01/26	6,000	6,895,280
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2011A 5.00%, 2/01/21	5,240	6,190,064

		13,085,344

Washington – 9.2%
Central Puget Sound Regional Transit Authority Series 2012P 5.00%, 2/01/23-2/01/25	7,815	9,380,757
Chelan County Public Utility District No 1 Series 2011B 5.50%, 7/01/25	3,305	3,893,720
City of Seattle WA Series 2015A 5.00%, 6/01/19	9,770	11,146,398
City of Seattle WA Municipal Light & Power Revenue Series 2015A 5.00%, 5/01/18	2,070	2,284,597
City of Tacoma WA Electric System Revenue Series 2013A 5.00%, 1/01/19-1/01/20	4,000	4,561,955
Energy Northwest (Bonneville Power Administration) Series 2011A 5.00%, 7/01/18	680	755,725
Series 2012A 5.00%, 7/01/19	4,200	4,810,134
King County School District No 414 Lake Washington AGM Series 2007 5.00%, 12/01/16	3,735	3,922,833
Port of Seattle WA Series 2013 5.00%, 7/01/24	4,820	5,549,796

22	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Washington Series 20092010B 5.00%, 1/01/22	$710	$819,106
Series 20102010E 5.00%, 2/01/19	3,295	3,724,470
Series 2013D 5.00%, 2/01/23	3,385	4,099,370
Series 2015R 5.00%, 7/01/26	13,325	16,170,021
Washington State Housing Finance Commission (Heron’s Key Obligated Group) Series 2015B 4.375%, 1/01/21(b)	1,250	1,266,212

		72,385,094

Wisconsin – 2.5%
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio (State of Wisconsin SRF) Series 20131 5.00%, 6/01/24	4,490	5,428,904
Wisconsin Department of Transportation Series 20131 5.00%, 7/01/23-7/01/24	12,000	14,535,945

		19,964,849

Total Municipal Obligations (cost $766,879,634)		793,650,341

CORPORATES – INVESTMENT GRADE – 3.5%
Financial Institutions – 3.5%
Banking – 3.5%
Bank of America Corp. 6.50%, 8/01/16	2,585	2,690,134
Capital One Bank USA NA 1.20%, 2/13/17	8,300	8,254,931
JPMorgan Chase & Co. 1.35%, 2/15/17	8,885	8,900,389
Morgan Stanley 1.75%, 2/25/16	3,362	3,373,942
Series G 5.45%, 1/09/17	4,030	4,221,401

Total Corporates – Investment Grade (cost $27,470,157)		27,440,797

AB MUNICIPAL BOND INFLATION STRATEGY •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 1.6%
United States – 1.6%
U.S. Treasury Notes 0.375%, 1/15/16-1/31/16(a)	$6,100	$6,103,216
0.625%, 8/31/17(a)	6,200	6,190,229

Total Governments – Treasuries (cost $12,295,759)		12,293,445

Total Investments – 105.7% (cost $806,645,550)		833,384,583
Other assets less liabilities – (5.7)%		(44,806,054)

Net Assets – 100.0%		$788,578,529

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$25,000	9/02/20	1.548%	CPI	#	$(142,240)
Barclays Bank PLC	6,000	2/26/17	2.370%	CPI	#	(410,502)
Barclays Bank PLC	3,000	7/19/17	2.038%	CPI	#	(107,601)
Barclays Bank PLC	37,000	8/07/17	2.124%	CPI	#	(1,516,521)
Barclays Bank PLC	5,500	6/02/19	2.580%	CPI	#	(576,071)
Barclays Bank PLC	4,000	6/15/20	2.480%	CPI	#	(412,154)
Barclays Bank PLC	35,000	7/02/20	2.256%	CPI	#	(2,378,735)
Barclays Bank PLC	1,500	8/04/20	2.308%	CPI	#	(118,027)
Barclays Bank PLC	2,000	11/10/20	2.500%	CPI	#	(196,274)
Barclays Bank PLC	6,000	5/04/21	2.845%	CPI	#	(904,923)
Barclays Bank PLC	3,000	5/12/21	2.815%	CPI	#	(444,226)
Barclays Bank PLC	14,000	4/03/22	2.663%	CPI	#	(1,900,231)
Barclays Bank PLC	16,700	10/05/22	2.765%	CPI	#	(2,288,597)
Barclays Bank PLC	25,000	8/07/24	2.573%	CPI	#	(2,670,573)
Barclays Bank PLC	19,000	5/05/25	2.125%	CPI	#	(686,848)
Barclays Bank PLC	5,400	3/06/27	2.695%	CPI	#	(879,493)
Citibank, NA	10,000	5/04/16	2.710%	CPI	#	(706,407)
Citibank, NA	14,000	5/30/17	2.125%	CPI	#	(775,127)
Citibank, NA	11,500	6/21/17	2.153%	CPI	#	(648,675)
Citibank, NA	22,000	7/02/18	2.084%	CPI	#	(1,029,344)
Citibank, NA	9,000	6/29/22	2.398%	CPI	#	(950,906)
Citibank, NA	5,400	7/19/22	2.400%	CPI	#	(557,325)
Citibank, NA	4,000	8/10/22	2.550%	CPI	#	(468,252)
Citibank, NA	15,500	12/07/22	2.748%	CPI	#	(2,186,592)
Citibank, NA	47,000	5/24/23	2.533%	CPI	#	(5,362,981)
Citibank, NA	30,000	10/29/23	2.524%	CPI	#	(3,142,052)
Citibank, NA	15,800	2/08/28	2.940%	CPI	#	(3,114,476)
Deutsche Bank AG	11,000	6/20/21	2.655%	CPI	#	(1,462,259)
Deutsche Bank AG	9,800	9/07/21	2.400%	CPI	#	(1,009,397)
Deutsche Bank AG	25,000	9/02/25	1.880%	CPI	#	(289,562)

24	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$1,000	7/29/20	2.305%	CPI	#	$(78,928)
JPMorgan Chase Bank, NA	19,000	8/17/22	2.523%	CPI	#	(2,149,324)
JPMorgan Chase Bank, NA	1,400	6/30/26	2.890%	CPI	#	(283,509)
JPMorgan Chase Bank, NA	3,300	7/21/26	2.935%	CPI	#	(698,092)
JPMorgan Chase Bank, NA	2,400	10/03/26	2.485%	CPI	#	(308,464)
JPMorgan Chase Bank, NA	5,400	11/14/26	2.488%	CPI	#	(701,406)
JPMorgan Chase Bank, NA	4,850	12/23/26	2.484%	CPI	#	(616,291)
JPMorgan Chase Bank, NA	21,350	2/20/28	2.899%	CPI	#	(4,045,594)
JPMorgan Chase Bank, NA	12,000	3/26/28	2.880%	CPI	#	(2,243,237)
Morgan Stanley Capital Services LLC	6,000	4/05/16	2.535%	CPI	#	(355,217)
Morgan Stanley Capital Services LLC	6,000	4/16/16	2.110%	CPI	#	(236,514)
Morgan Stanley Capital Services LLC	50,000	4/16/18	2.395%	CPI	#	(3,493,275)
Morgan Stanley Capital Services LLC	2,000	10/14/20	2.370%	CPI	#	(166,247)
Morgan Stanley Capital Services LLC	13,000	5/23/21	2.680%	CPI	#	(1,729,215)
Morgan Stanley Capital Services LLC	10,000	4/16/23	2.690%	CPI	#	(1,329,644)
Morgan Stanley Capital Services LLC	5,000	8/15/26	2.885%	CPI	#	(1,004,931)

						$(56,776,259)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

AB MUNICIPAL BOND INFLATION STRATEGY •	25

Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$4,000	11/02/23	1.308%	SIFMA	*	$(1,689)
JPMorgan Chase Bank, NA	24,100	10/26/22	1.123%	SIFMA	*	88,268

						$86,579

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate market value of these securities amounted to $2,686,475 or 0.3% of net assets.

(c)	Variable rate coupon, rate shown as of October 31, 2015.

(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2015 and the aggregate market value of this security amounted to $4,204,277 or 0.53% of net assets.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2015.

As of October 31, 2015, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.8% and 0.0%, respectively.

Glossary:
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corporation
COP – Certificate of Participation
DOT – Department of Transportation
EDA – Economic Development Agency
ETM – Escrowed to Maturity
NATL – National Interstate Corporation
SRF – State Revolving Fund

See notes to financial statements.

26	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $806,645,550)	$833,384,583
Cash	2,154,053
Interest receivable	10,398,290
Receivable for capital stock sold	476,715
Receivable for investment securities sold	120,000
Unrealized appreciation on interest rate swaps	88,268

Total assets	846,621,909

Liabilities
Unrealized depreciation on inflation swaps	56,776,259
Payable for capital stock redeemed	761,075
Advisory fee payable	266,206
Distribution fee payable	53,187
Administrative fee payable	18,143
Transfer Agent fee payable	10,602
Unrealized depreciation on interest rate swaps	1,689
Accrued expenses	156,219

Total liabilities	58,043,380

Net Assets	$788,578,529

Composition of Net Assets
Capital stock, at par	$77,912
Additional paid-in capital	821,998,475
Undistributed net investment income	1,091,678
Accumulated net realized loss on investment transactions	(4,638,889)
Net unrealized depreciation on investments	(29,950,647)

$788,578,529

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$41,121,342	4,055,326	$10.14	*

C	$13,154,190	1,299,858	$10.12

Advisor	$171,788,589	16,933,460	$10.14

1	$386,448,106	38,221,440	$10.11

2	$176,066,302	17,402,311	$10.12

*	The maximum offering price per share for Class A shares was $10.45 which reflects a sales charge of 3.0%.

See notes to financial statements.

AB MUNICIPAL BOND INFLATION STRATEGY •	27

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income
Interest	$18,767,586
Dividends—Affiliated issuers	11,667	$18,779,253

Expenses
Advisory fee (see Note B)	4,151,538
Distribution fee—Class A	132,034
Distribution fee—Class C	169,905
Distribution fee—Class 1	400,283
Transfer agency—Class A	21,590
Transfer agency—Class C	7,439
Transfer agency—Advisor Class	79,278
Transfer agency—Class 1	1,861
Transfer agency—Class 2	846
Custodian	186,317
Registration fees	92,232
Audit and tax	82,260
Administrative	54,539
Printing	51,548
Legal	42,068
Directors’ fees	17,017
Miscellaneous	29,255

Total expenses	5,520,010
Less: expenses waived and reimbursed by the Adviser (see Note B)	(664,123)

Net expenses		4,855,887

Net investment income		13,923,366

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(89,113)
Swaps		(1,360,153)
Net change in unrealized appreciation/depreciation of:
Investments		3,980,212
Swaps		(30,732,129)

Net loss on investment transactions		(28,201,183)

Net Decrease in Net Assets from Operations		$(14,277,817)

See notes to financial statements.

28	• AB MUNICIPAL BOND INFLATION STRATEGY

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015		Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,923,366		$12,962,394
Net realized loss on investment transactions	(1,449,266)		(3,189,623)
Net change in unrealized appreciation/depreciation of investments	(26,751,917)		13,370,123

Net increase (decrease) in net assets from operations	(14,277,817)		23,142,894
Dividends and Distributions to Shareholders from
Net investment income
Class A	(729,938)		(916,215)
Class C	(119,694)		(109,940)
Advisor Class	(3,103,460)		(2,396,855)
Class 1	(6,702,371)		(6,290,282)
Class 2	(3,244,378)		(2,769,394)
Net realized gain on investment transactions
Class A	– 0	–	(2,586)
Class C	– 0	–	(790)
Advisor Class	– 0	–	(4,191)
Class 1	– 0	–	(12,245)
Class 2	– 0	–	(5,233)
Capital Stock Transactions
Net decrease	(43,450,132)		(58,073,019)

Total decrease	(71,627,790)		(47,437,856)
Net Assets
Beginning of period	860,206,319		907,644,175

End of period (including undistributed net investment income of $1,091,678 and $1,011,224, respectively)	$788,578,529		$860,206,319

See notes to financial statements.

AB MUNICIPAL BOND INFLATION STRATEGY •	29

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio, the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio and the AB High Yield Portfolio. They are each diversified portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy Portfolio (the “Strategy”). Prior to January 20, 2015, the Strategy was known as AllianceBernstein Municipal Bond Inflation Strategy Portfolio. The Strategy offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K and Class I shares have been authorized by the Strategy but are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

30	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

AB MUNICIPAL BOND INFLATION STRATEGY •	31

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

32	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2015:

Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$781,859,530	$11,790,811		$793,650,341
Corporates – Investment Grade		– 0	–	27,440,797	– 0	–	27,440,797
Governments – Treasuries		– 0	–	12,293,445	– 0	–	12,293,445

Total Investments in Securities		– 0	–	821,593,772	11,790,811		833,384,583
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	88,268	– 0	–	88,268
Liabilities:
Inflation (CPI) Swaps		– 0	–	(56,776,259)	– 0	–	(56,776,259)
Interest Rate Swaps		– 0	–	(1,689)	– 0	–	(1,689)

Total^	$	– 0	–	$764,904,092	$11,790,811		$776,694,903

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/14	$3,858,510		$3,858,510
Accrued discounts/(premiums)	(18,194)		(18,194)
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	29,696		29,696
Purchases	7,920,799		7,920,799
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 10/31/15	$11,790,811		$11,790,811

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15*	$29,696		$29,696

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

AB MUNICIPAL BOND INFLATION STRATEGY •	33

Notes to Financial Statements

As of October 31, 2015, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

34	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) .75% (.80% prior to January 30, 2015), 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2016 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2015, such reimbursement/waivers amounted to $664,123.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2015, the reimbursement for such services amounted to $54,539.

AB MUNICIPAL BOND INFLATION STRATEGY •	35

Notes to Financial Statements

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $55,822 for the year ended October 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $0 from the sale of Class A shares and received $5,626 and $619 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2015.

The Strategy may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2015 (000)			Dividend Income (000)
$8,377	$220,325	$228,702	$	– 0	–	$12

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amount of $314,332 and $2,043,431 for Class C and Class 1 shares, respectively. While such costs

36	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$143,300,013	$169,646,994
U.S. government securities	6,190,547	5,491,027

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Cost	$806,645,550

Gross unrealized appreciation	$27,564,452
Gross unrealized depreciation	(825,419)

Net unrealized appreciation	$26,739,033

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Strategy, as well as the methods in which they may be used are:

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

AB MUNICIPAL BOND INFLATION STRATEGY •	37

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of the Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2015, the Strategy held inflation (CPI) swaps for hedging purposes.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

38	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2015, the Strategy held interest rate swaps for hedging purposes.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as, derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction

AB MUNICIPAL BOND INFLATION STRATEGY •	39

Notes to Financial Statements

and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2015, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$88,268	Unrealized depreciation on interest rate swaps	$1,689

Interest rate contracts			Unrealized depreciation on inflation swaps	56,776,259

Total		$88,268		$56,777,948

The effect of derivative instruments on the statement of operations for the year ended October 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(1,360,153)	$(30,732,129)

Total		$(1,360,153)	$(30,732,129)

The following table represents the average monthly volume of the Strategy’s derivative transactions during the year ended October 31, 2015:

Interest Rate Swaps:
Average notional amount	$24,988,889	(a)
Inflation Swaps:
Average notional amount	$575,415,385

(a)	Positions were open for less than one month during the year.

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

40	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategy as of October 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
JPMorgan Chase Bank, NA	$88,268	$(88,268)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$88,268	$(88,268)		$	– 0	–	$	– 0	–	$	– 0	–

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$142,240	$ – 0	–	$	– 0	–		$(107,600)			$34,640
Barclays Bank PLC	15,490,776	– 0	–		– 0	–		(15,490,776)			– 0	–
Citibank, NA	18,943,826	– 0	–		– 0	–		(18,943,826)			– 0	–
Deutsche Bank AG	2,761,218	– 0	–		– 0	–		(2,761,218)			– 0	–
JPMorgan Chase Bank, NA	11,124,845	(88,268)			– 0	–		(11,036,577)			– 0	–
Morgan Stanley Capital Services LLC	8,315,043	– 0	–		– 0	–		(8,197,984)			117,059

Total	$56,777,948	$(88,268)		$	– 0	–		$(56,537,981)			$151,699	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB MUNICIPAL BOND INFLATION STRATEGY •	41

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

Class A
Shares sold	574,262	1,381,976	$5,854,217	$14,378,468

Shares issued in reinvestment of dividends and distributions	50,831	64,886	519,144	676,433

Shares redeemed	(2,298,134)	(4,945,588)	(23,438,197)	(51,592,286)

Net decrease	(1,673,041)	(3,498,726)	$(17,064,836)	$(36,537,385)

Class C
Shares sold	72,666	186,022	$748,781	$1,936,753

Shares issued in reinvestment of dividends and distributions	9,189	8,462	93,690	88,112

Shares redeemed	(778,319)	(1,079,313)	(7,932,614)	(11,205,231)

Net decrease	(696,464)	(884,829)	$(7,090,143)	$(9,180,366)

Advisor Class
Shares sold	5,702,013	8,998,760	$58,371,560	$93,830,198

Shares issued in reinvestment of dividends and distributions	206,101	153,682	2,103,606	1,604,984

Shares redeemed	(6,633,298)	(8,845,646)	(67,756,331)	(91,557,536)

Net increase (decrease)	(725,184)	306,796	$(7,281,165)	$3,877,646

Class 1
Shares sold	6,726,352	11,373,052	$68,580,370	$118,277,228

Shares issued in reinvestment of dividends and distributions	508,639	447,445	5,176,475	4,657,848

Shares redeemed	(8,073,275)	(13,388,007)	(82,131,654)	(139,824,360)

Net decrease	(838,284)	(1,567,510)	$(8,374,809)	$(16,889,284)

Class 2
Shares sold	3,789,659	3,899,558	$38,748,186	$40,622,722

Shares issued in reinvestment of dividends and distributions	221,546	173,015	2,255,832	1,801,773

Shares redeemed	(4,381,725)	(4,031,011)	(44,643,197)	(41,768,125)

Net increase (decrease)	(370,520)	41,562	$(3,639,179)	$656,370

42	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategy

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

AB MUNICIPAL BOND INFLATION STRATEGY •	43

Notes to Financial Statements

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

44	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2015 and 2014 were as follows:

	2015		2014
Distributions paid from:
Ordinary income	$456,565		$483,823
Long-term capital gains	– 0	–	22,282

Total taxable distributions	456,565		506,105
Tax-exempt distributions	13,443,276		12,001,626

Total distributions paid	$13,899,841		$12,507,731

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,087,919
Accumulated capital and other losses	(4,638,889	)(a)
Unrealized appreciation/(depreciation)	(29,946,888	)(b)

Total accumulated earnings/(deficit)	$(33,497,858)

(a)	As of October 31, 2015, the Strategy had a net capital loss carryforward of $4,638,889.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Strategy had a net short-term capital loss carryforward of $468,265 and a net long-term capital loss carryforward of $4,170,624 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to nondeductible offering costs resulted in a net increase in undistributed net investment income and a corresponding net decrease to additional paid-in capital. This reclassification had no effect on net assets.

AB MUNICIPAL BOND INFLATION STRATEGY •	45

Notes to Financial Statements

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

46	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.48	$ 10.35	$ 10.80	$ 10.32	$ 10.09

Income From Investment Operations
Net investment income(a)(b)	.15	.13	.12	.14	.16
Net realized and unrealized gain (loss) on investment transactions	(.34)	.12	(.44)	.50	.26

Net increase (decrease) in net asset value from operations	(.19)	.25	(.32)	.64	.42

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.12)	(.11)	(.14)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(c)	(.02)	(.02)	(.02)

Total dividends and distributions	(.15)	(.12)	(.13)	(.16)	(.19)

Net asset value, end of period	$ 10.14	$ 10.48	$ 10.35	$ 10.80	$ 10.32

Total Return
Total investment return based on net asset value(d)	(1.83)%	2.44%	(2.98)%	6.22%	4.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,122	$60,016	$95,466	$79,735	$64,342
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.76%	.80%	.80%	.80%	.80%
Expenses, before waivers/reimbursements	.87%	.90%	.91%	.95%	1.20%
Net investment income(a)	1.49%	1.24%	1.10%	1.34%	1.57%
Portfolio turnover rate	17%	18%	15%	10%	26%

See footnote summary on page 51.

AB MUNICIPAL BOND INFLATION STRATEGY •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.46	$ 10.33	$ 10.78	$ 10.30	$ 10.08

Income From Investment Operations
Net investment income(a)(b)	.08	.06	.04	.07	.09
Net realized and unrealized gain (loss) on investment transactions	(.35)	.12	(.43)	.50	.25

Net increase (decrease) in net asset value from operations	(.27)	.18	(.39)	.57	.34

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.05)	(.04)	(.07)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(c)	(.02)	(.02)	(.02)

Total dividends and distributions	(.07)	(.05)	(.06)	(.09)	(.12)

Net asset value, end of period	$ 10.12	$ 10.46	$ 10.33	$ 10.78	$ 10.30

Total Return
Total investment return based on net asset value(d)	(2.56)%	1.72%	(3.67)%	5.51%	3.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,154	$20,873	$29,748	$35,436	$23,919
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers/reimbursements	1.61%	1.60%	1.61%	1.65%	1.91%
Net investment income(a)	.75%	.54%	.41%	.64%	.87%
Portfolio turnover rate	17%	18%	15%	10%	26%

See footnote summary on page 51.

48	• AB MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.48	$ 10.35	$ 10.81	$ 10.32	$ 10.10

Income From Investment Operations
Net investment income(a)(b)	.18	.16	.15	.17	.19
Net realized and unrealized gain (loss) on investment transactions	(.34)	.12	(.45)	.51	.25

Net increase (decrease) in net asset value from operations	(.16)	.28	(.30)	.68	.44

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.15)	(.14)	(.17)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(c)	(.02)	(.02)	(.02)

Total dividends and distributions	(.18)	(.15)	(.16)	(.19)	(.22)

Net asset value, end of period	$ 10.14	$ 10.48	$ 10.35	$ 10.81	$ 10.32

Total Return
Total investment return based on net asset value(d)	(1.56)%	2.75%	(2.78)%	6.64%	4.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$171,789	$185,106	$179,620	$85,781	$41,924
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers/reimbursements	.61%	.60%	.61%	.65%	.88%
Net investment income(a)	1.76%	1.55%	1.39%	1.63%	1.85%
Portfolio turnover rate	17%	18%	15%	10%	26%

See footnote summary on page 51.

AB MUNICIPAL BOND INFLATION STRATEGY •	49
Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.45	$ 10.33	$ 10.78	$ 10.30	$ 10.08

Income From Investment Operations
Net investment income(a)(b)	.17	.15	.14	.16	.17
Net realized and unrealized gain (loss) on investment transactions	(.34)	.12	(.43)	.50	.27

Net increase (decrease) in net asset value from operations	(.17)	.27	(.29)	.66	.44

Less: Dividends
Dividends from net investment income	(.17)	(.15)	(.14)	(.16)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(c)	(.02)	(.02)	(.02)

Total dividends and distributions	(.17)	(.15)	(.16)	(.18)	(.22)

Net asset value, end of period	$ 10.11	$ 10.45	$ 10.33	$ 10.78	$ 10.30

Total Return
Total investment return based on net asset value(d)	(1.62)%	2.60%	(2.76)%	6.45%	4.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$386,448	$408,307	$419,573	$236,285	$111,857
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%
Expenses, before waivers/reimbursements	.67%	.66%	.67%	.74%	.92%
Net investment income(a)	1.66%	1.44%	1.30%	1.54%	1.66%
Portfolio turnover rate	17%	18%	15%	10%	26%

See footnote summary on page 51.

50	• AB MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.46	$ 10.33	$ 10.79	$ 10.31	$ 10.08

Income From Investment Operations
Net investment income(a)(b)	.18	.16	.15	.17	.17
Net realized and unrealized gain (loss) on investment transactions	(.34)	.13	(.44)	.50	.28

Net increase (decrease) in net asset value from operations	(.16)	.29	(.29)	.67	.45

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.16)	(.15)	(.17)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(c)	(.02)	(.02)	(.02)

Total dividends and distributions	(.18)	(.16)	(.17)	(.19)	(.22)

Net asset value, end of period	$ 10.12	$ 10.46	$ 10.33	$ 10.79	$ 10.31

Total Return
Total investment return based on net asset value(d)	(1.52)%	2.79%	(2.75)%	6.54%	4.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$176,066	$185,904	$183,237	$92,507	$43,368
Ratio to average net assets of:
Expenses, net of waivers	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers	.57%	.56%	.57%	.64%	.85%
Net investment income(a)	1.76%	1.54%	1.39%	1.64%	1.77%
Portfolio turnover rate.	17%	18%	15%	10%	26%

(a)	Net of fees waived and expenses reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

AB MUNICIPAL BOND INFLATION STRATEGY •	51

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Municipal Bond Inflation Strategy Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Municipal Bond Inflation Strategy Portfolio (the “Fund”) (formerly AllianceBernstein Municipal Bond Inflation Strategy Portfolio), one of the portfolios constituting AB Bond Fund, Inc. (formerly AllianceBernstein Bond Fund, Inc.), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AB Municipal Bond Inflation Strategy Portfolio, one of the portfolios constituting AB Bond Fund, Inc., at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2015

52	• AB MUNICIPAL BOND INFLATION STRATEGY

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert (“Guy”) B. Davidson III(2) , Vice President Wayne D. Godlin(2), Vice President	Terrance T. Hults(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

AB MUNICIPAL BOND INFLATION STRATEGY •	53

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

54	• AB MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ++ Chairman of the Board 74 (2005)	Private Investor since prior to 2010. Former Chairman CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investment experience, including five interim or full-time CEO roles and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ++ 73 (1998)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

AB MUNICIPAL BOND INFLATION STRATEGY •	55

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ++ 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as Director of The Merger Fund (registered investment company) since prior to 2009 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ++ 83 (1998)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

56	• AB MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ++ 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ++ 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	110	None

AB MUNICIPAL BOND INFLATION STRATEGY •	57

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ++ 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

58	• AB MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ++ 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act,” due to his position as a Senior Vice President of the Adviser.

++	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB MUNICIPAL BOND INFLATION STRATEGY •	59

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael G. Brooks 67	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Robert “Guy” B. Davidson III 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Wayne D. Godlin 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Terrance T. Hults 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS,** with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2010.

60	• AB MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

AB MUNICIPAL BOND INFLATION STRATEGY •	61

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”) in respect of AB Municipal Bond Inflation Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of

1	The Senior Officer’s fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Fund or the Strategy do not include “AB.”

62	• AB MUNICIPAL BOND INFLATION STRATEGY

arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Strategy	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/15 ($MM)
Municipal Bond Inflation Strategy	High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$799.3

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s fiscal year ended October 31, 2014, the Adviser received $60,253 (0.007% of the Strategy’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period:5

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]	Fiscal Year End
Municipal Bond Inflation Strategy[7]	Advisor Class A Class C Class 1 Class 2	0.50 0.75 1.50 0.60 0.50	% % % % %	0.60% 0.88% 1.60% 0.66% 0.56%	October 31 (ratio as of April 30, 2015)

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Semi-annual total expense ratios are unaudited.
6	Annualized.

7	Effective January 30, 2015, the Rule 12b-1 fee for Class A shares of the Strategy was reduced from 0.30% to 0.25%. At the same time, the expense cap for the Class A shares was also reduced from 0.80% to 0.75%.

AB MUNICIPAL BOND INFLATION STRATEGY •	63

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.8 However, with respect to the Strategy, the

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

64	• AB MUNICIPAL BOND INFLATION STRATEGY

Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment styles as the Strategy.

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.9,10 Broadridge’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Broadridge Expense Group (“EG”)11 and the Strategy’s contractual management fee ranking.12

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Municipal Bond Inflation Strategy	0.500	0.505	5/14

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Strategy’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Strategy’s investment classification/objective continued to be determined by Lipper.

11	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Broadridge using the Strategy’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Broadridge peer group.

AB MUNICIPAL BOND INFLATION STRATEGY •	65

Broadridge also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/
objective and load type as the subject Strategy.13 Pro-forma total expense ratio (italicized) is shown to reflect the Strategy’s 12b-1 fee reduction had the reduction been in effect during the Portfolio’s entire fiscal year.

Strategy	Total Expense Ratio (%)[14]	Broadridge EG Median (%)	Broadridge EG Rank	Broadridge EU Median (%)	Broadridge EU Rank
Municipal Bond Inflation Strategy	0.800	0.810	5/14	0.753	28/44
Pro-forma	0.750	0.810	2/14	0.753	22/44

Based on this analysis, considering pro-forma information where available, the Strategy has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and

13	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A share total expense ratio.

66	• AB MUNICIPAL BOND INFLATION STRATEGY

indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s fiscal year ended October 31, 2014, ABI received from the Strategy $926,617 and $39,273 in Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s fiscal year ended October 31, 2014, ABIS received $46,498 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to

AB MUNICIPAL BOND INFLATION STRATEGY •	67

changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

68	• AB MUNICIPAL BOND INFLATION STRATEGY

The information below shows the 1, 3 and 5 year performance return and rankings of the Strategy18 relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)19 for the period ended July 31, 2015.20

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Municipal Bond Inflation Strategy
1 year	-2.93	2.23	2.12	14/14	51/53
3 year	-0.46	2.09	1.87	14/14	45/47
5 year	1.78	3.66	3.29	14/14	37/39

Set forth below are the 1, 3, 5 year and since inception net performance returns of the Strategy (in bold)21 versus its benchmark.22 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Period Ending July 31, 2015 Annualized Performance
				Since	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Municipal Bond Inflation Strategy	-2.93	-0.46	1.78	1.66	3.00	0.57	5
Barclays Capital 1-10yr TIPS Index	-1.80	-0.92	2.25	2.43	3.68	0.60	5
Inception Date: January 26, 2010

18	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Broadridge.

19	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a Strategy in/from a PU are somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

22	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2015.

23	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

AB MUNICIPAL BOND INFLATION STRATEGY •	69

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

70	• AB MUNICIPAL BOND INFLATION STRATEGY

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB MUNICIPAL BOND INFLATION STRATEGY •	71

AB Family of Funds

NOTES

72	• AB MUNICIPAL BOND INFLATION STRATEGY

NOTES

AB MUNICIPAL BOND INFLATION STRATEGY •	73

NOTES

74	• AB MUNICIPAL BOND INFLATION STRATEGY

NOTES

AB MUNICIPAL BOND INFLATION STRATEGY •	75

NOTES

76	• AB MUNICIPAL BOND INFLATION STRATEGY

AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MBIS-0151-1015

OCT    10.31.15

ANNUAL REPORT

AB TAX-AWARE FIXED INCOME PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 15, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Tax-Aware Fixed Income Portfolio (the “Fund”) for the annual reporting period ended October 31, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Tax-Aware Fixed Income Portfolio to AB Tax-Aware Fixed Income Portfolio.

Investment Objectives and Policies

The investment objective of the Fund is to maximize after-tax return and income. The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from Federal income tax. These securities may pay interest that is subject to the Federal alternative minimum tax (“AMT”) for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from Federal income tax. The Fund may invest in fixed-income securities rated below investment grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

AllianceBernstein L.P. (the “Adviser”) selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering Federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the portfolio, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures, and forwards, to achieve its investment strategies. For example, the Fund may enter into credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2015.

For the six-month period, Advisor Class and Class A shares outperformed the benchmark, while Class C shares

AB TAX-AWARE FIXED INCOME PORTFOLIO •	1

underperformed, before sales charges. All share classes underperformed the benchmark for the 12-month period, before sales charges. For the six-month period, security selection in the special tax, industrials, transportation and leasing sectors contributed to relative performance; security selection in the education sector detracted. During the 12-month period, sector selection in inflation-linked bonds detracted as did security selection in the state general obligation sector; security selection in the industrials, health care, leasing and insured sectors contributed positively. The impact to performance of owning taxable bonds versus comparable risk tax-exempts was immaterial, as was the impact of owning taxable bonds versus comparable risk tax-exempts.

The Fund used interest rate swaps and inflation (“CPI”) swaps for hedging purposes, over both periods and the effect on absolute performance was immaterial.

Market Review and Investment Strategy

During the reporting period, Treasury yields generally fell as the slowdown in China clouded the picture for economic growth in the United States. Commodity prices fell, emerging market economies sputtered, stock prices were volatile the US dollar strengthened. Over both periods, municipal bonds have generally had positive returns and even mid-grade and high-yield municipals performed well, in sharp contrast to the investment-grade and high-yield corporate bond markets. A general scarcity of municipal credit issuance and an abundance of corporate-debt issuance partly explain the divergent returns in the markets.

Tax revenues for municipal issuers have been positive and the credit-worthiness of municipal mid-grade and high-yield issuers continues to improve modestly in step with the domestic economy. The Municipal Bond Investment Team has structured the Fund to be modestly overweight medium grade credit quality bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been prerefunded or escrowed to maturity were 2.76% and 0%, respectively.

2	• AB TAX-AWARE FIXED INCOME PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in municipal securities of issuers in Puerto Rico or other US territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other US issuers of tax-exempt securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: From time to time, the US Government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB TAX-AWARE FIXED INCOME PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Aware Fixed Income Portfolio
Class A	1.70%	2.64%

Class C	1.22%	1.78%

Advisor Class*	1.73%	2.81%

Barclays Municipal Bond Index	1.68%	2.87%

*    Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/ or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/11/13* TO 10/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Aware Fixed Income Portfolio Class A shares (from 12/11/2013* to 10/31/15) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/11/2013.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB TAX-AWARE FIXED INCOME PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A
1 Year	2.64%	-0.49%
Since Inception*	4.80%	3.12%

Class C
1 Year	1.78%	0.78%
Since Inception*	4.06%	4.06%

Advisor Class†
1 Year	2.81%	2.81%
Since Inception*	5.10%	5.10%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 3.54%, 4.33% and 3.82% for Class A, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Fund’s annual operating expenses, excluding any interest expense, to 0.80%, 1.55% and 0.55% for Class A, Class C and Advisor Class, respectively. These waivers/ reimbursements may not be terminated prior to January 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/11/2013.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A
1 Year	-0.53%
Since Inception*	2.95%

Class C
1 Year	0.85%
Since Inception*	4.04%

Advisor Class†
1 Year	2.88%
Since Inception*	5.07%

*	Inception date: 12/11/2013.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,017.00	$4.07	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
Class C
Actual	$1,000	$1,012.20	$7.86	1.55%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%
Advisor Class
Actual	$1,000	$1,017.30	$2.80	0.55%
Hypothetical**	$1,000	$1,022.43	$2.80	0.55%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.

8	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

October 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $32.6

*	All data are as of October 31, 2015. The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

†	“Other” represents less than 1.4% in 15 different states and Puerto Rico.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 89.1%
Long-Term Municipal Bonds – 89.1%
Alabama – 0.4%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	$110	$123,473

Arizona – 2.1%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.20%, 10/01/37	110	108,089
City of Phoenix Civic Improvement Corp. Series 2014B 5.00%, 7/01/22	300	362,067
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2014 5.00%, 7/01/44(a)	100	100,973
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	100	111,589

		682,718

California – 1.2%
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	250	263,728
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47	165	139,149

		402,877

Colorado – 3.4%
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	170	185,536
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	200	222,288
Denver City & County School District No 1 Series 2014B 5.00%, 12/01/23	560	688,912

		1,096,736

10	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut – 0.5%
State of Connecticut Series 2014C 5.00%, 12/15/22	$130	$155,168

Florida – 10.6%
Brevard County School District COP Series 2015B 5.00%, 7/01/25	290	346,637
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41	100	94,514
Citizens Property Insurance Corp. Series 2015A 5.00%, 6/01/20-6/01/22	560	649,333
Collier County Industrial Development Authority (Arlington of Naples (The)) Series 2014A 8.125%, 5/15/44(a)	100	116,863
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/28	780	895,682
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/31	265	297,325
County of Orange FL Tourist Development Tax Revenue Series 2015 5.00%, 10/01/21	435	517,250
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/35(a)	100	103,804
School District of Broward County/FL Series 2015 5.00%, 7/01/25	365	439,383

		3,460,791

Georgia – 1.1%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	310	350,945

Hawaii – 1.7%
State of Hawaii Series 2015E 5.00%, 10/01/23	460	561,600

AB TAX-AWARE FIXED INCOME PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Idaho – 0.3%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014A 8.00%, 10/01/44	$100	$104,628

Illinois – 8.2%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	40	34,486
Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	335	362,061
City of Chicago IL (Goldblatts Supportive Living Project) Series 2015 6.00%, 12/01/30(b)	100	100,365
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40	50	52,511
Illinois Finance Authority (Park Place of Elmhurst) Series 2010A 8.125%, 5/15/40	100	60,231
Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.25%, 5/15/50	100	99,681
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	250	272,808
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	465	544,673
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	600	618,228
State of Illinois Series 2012 5.00%, 3/01/31	100	103,499
Series 2013 5.50%, 7/01/25	270	298,914
Series 2014 5.00%, 5/01/35	130	133,898

		2,681,355

12	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana – 1.5%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40	$160	$174,406
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	190	203,131
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40	100	104,256

		481,793

Iowa – 0.9%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/18	255	284,501

Kentucky – 0.2%
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	65	64,313

Louisiana – 1.1%
City of New Orleans LA Water Revenue Series 2014 5.00%, 12/01/34	100	110,917
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 7/01/23	250	258,175

		369,092

Maine – 0.6%
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	165	195,347

Maryland – 1.2%
University System of Maryland Series 2009A 5.00%, 4/01/18	365	402,416

AB TAX-AWARE FIXED INCOME PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 0.4%
Commonwealth of Massachusetts NATL Series 2000E 0.105%, 12/01/30(c)	$125	$116,140

Michigan – 4.3%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/22	115	130,267
Michigan Finance Authority (Detroit City School District State Aid) Series 2015E 5.75%, 8/22/16(a)	200	199,944
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/21	735	816,438
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/32	235	260,190

		1,406,839

Minnesota – 2.9%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	200	225,914
Housing & Redevelopment Authority of The City of St Paul Minnesota (HealthEast Obligated Group) Series 2015A 5.25%, 11/15/35	100	107,482
State of Minnesota Series 2010E 5.00%, 8/01/17	580	624,567

		957,963

Nebraska – 0.3%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/42	100	107,212

New Hampshire – 0.4%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	115	118,805

14	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey – 3.9%
Burlington County Bridge Commission (Evergreens (The)) Series 2007 5.625%, 1/01/38	$140	$142,131
New Jersey Economic Development Authority Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	30	34,640
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/20	260	280,826
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	85	92,440
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011B 5.00%, 6/15/20	240	260,424
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/32	315	353,159
Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41	115	92,501

		1,256,121

New York – 6.4%
Build NYC Resource Corp. (South Bronx Charter School for International Cultures & The Arts) Series 2013A 5.00%, 4/15/43	100	97,091
City of New York NY Series 2013J 5.00%, 8/01/21	340	403,373
Metropolitan Transportation Authority Series 2013A 5.00%, 11/15/29	315	366,165
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014A 5.00%, 2/15/28	425	500,531

AB TAX-AWARE FIXED INCOME PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 0.171%, 1/01/39(c)	$200	$178,925
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/26	365	429,587
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27	120	120,913

		2,096,585

Ohio – 4.9%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	110	94,095
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	445	505,124
City of Columbus OH Series 2012A 5.00%, 2/15/17	225	238,234
Series 2014A 5.00%, 2/15/21	110	130,457
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/28	365	420,422
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 1/15/40	100	100,053
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2010B 3.75%, 6/01/33	100	102,493

		1,590,878

Pennsylvania – 4.4%
Commonwealth of Pennsylvania Series 2013 5.00%, 4/01/17	380	403,579
Montour School District AGM Series 2015B 5.00%, 4/01/35	450	508,104

16	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35	$100	$99,293
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/17	100	107,370
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/38	300	320,166

		1,438,512

Puerto Rico – 0.3%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	100	92,001

South Carolina – 0.9%
Spartanburg County School District No 1/SC Series 2014D 5.00%, 3/01/22	250	300,600

Texas – 19.0%
Central Texas Regional Mobility Authority Series 2013 5.00%, 1/01/42	100	105,783
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	260	295,508
Series 2015 5.00%, 9/01/31	160	181,851
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2014A 5.00%, 12/01/25	580	709,723
Dallas County Flood Control District No 1 Series 2015 5.00%, 4/01/28(d)	100	101,720
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	285	292,806

AB TAX-AWARE FIXED INCOME PORTFOLIO •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Love Field Airport Modernization Corp. Series 2015 5.00%, 11/01/32	$500	$568,200
New Hope Cultural Education Facilities Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49	100	99,388
North Texas Tollway Authority Series 2015B 5.00%, 1/01/34	250	280,195
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	100	103,632
Tarrant Regional Water District Series 2015 5.00%, 3/01/23	325	393,829
Texas Transportation Commission State Highway Fund Series 2014A 5.00%, 4/01/20	1,300	1,513,915
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools) Series 2012A 5.25%, 8/15/42	160	161,975
Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.125%, 1/01/46	55	61,335
Trinity River Authority Central Regional Wastewater System Revenue Series 2014 5.00%, 8/01/20-8/01/22	795	938,313
Trinity River Authority LLC Series 2015 5.00%, 2/01/21	335	392,409

		6,200,582

Virginia – 0.2%
Tobacco Settlement Financing Corp/VA Series 2007B1 5.00%, 6/01/47	100	75,182

Washington – 5.8%
City of Seattle WA Series 2014 5.00%, 5/01/17	125	133,349

18	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Seattle WA Municipal Light & Power Revenue Series 2014 5.00%, 9/01/22	$555	$670,551
Port of Seattle WA Series 2015C 5.00%, 4/01/33	510	561,535
State of Washington Series 2011R 5.00%, 7/01/17	380	407,873
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)	100	112,532

		1,885,840

Total Municipal Obligations (cost $28,243,461)		29,061,013

CORPORATES – INVESTMENT GRADE – 1.2%
Financial Institutions – 0.7%
Banking – 0.6%
JPMorgan Chase & Co. 0.834%, 3/01/18(e)	120	119,219
Morgan Stanley 1.75%, 2/25/16	70	70,249

		189,468

REITS – 0.1%
Welltower, Inc. 3.625%, 3/15/16	50	50,509

		239,977

Industrial – 0.5%
Consumer Non-Cyclical – 0.2%
Bunge Ltd. Finance Corp. 4.10%, 3/15/16	50	50,498

Energy – 0.1%
Kinder Morgan Energy Partners LP 3.50%, 3/01/16	50	50,353

Technology – 0.2%
Xerox Corp. 6.40%, 3/15/16	50	50,892

		151,743

Total Corporates – Investment Grade (cost $392,566)		391,720

AB TAX-AWARE FIXED INCOME PORTFOLIO •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 1.0%
Autos - Fixed Rate – 0.7%
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A2 0.69%, 9/15/17(a)	$32	$31,745
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)	100	100,039
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18	100	99,466

		231,250

Credit Cards - Floating Rate – 0.3%
Cabela’s Credit Card Master Note Trust Series 2012-2A, Class A2 0.676%, 6/15/20(a)(e)	100	99,802

Total Asset-Backed Securities (cost $331,804)		331,052

	Shares
SHORT-TERM INVESTMENTS – 7.3%
Investment Companies – 7.3%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.13%(f)(g) (cost $2,385,557)	2,385,557	2,385,557

Total Investments – 98.6% (cost $31,353,388)		32,169,342
Other assets less liabilities – 1.4%		464,210

Net Assets – 100.0%		$32,633,552

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$100	9/04/20	1.450%	CPI	#	$(81)
Citibank, NA	200	9/15/20	1.451%	CPI	#	(159)

						$(240)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

20	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$500	10/20/22	1.140%	SIFMA	*	$1,088

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the aggregate market value of these securities amounted to $1,129,430 or 3.5% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2015.

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2015 and the aggregate market value of these securities amounted to $295,065 or 0.90% of net assets.

(d)	When-Issued or delayed delivery security.

(e)	Floating Rate Security. Stated interest rate was in effect at October 31, 2015.

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.8% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

REIT – Real Estate Investment Trust

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	21

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $28,967,831)	$29,783,785
Affiliated issuers (cost $2,385,557)	2,385,557
Cash	161,472
Interest receivable	334,946
Receivable for capital stock sold	290,901
Receivable due from Adviser	28,245
Unrealized appreciation on interest rate swaps	1,088

Total assets	32,985,994

Liabilities
Payable for capital stock redeemed	108,282
Payable for investment securities purchased	101,969
Audit and tax fee payable	53,035
Registration fee payable	21,223
Dividends payable	18,466
Distribution fee payable	2,301
Transfer Agent fee payable	1,613
Unrealized depreciation on inflation swaps	240
Accrued expenses	45,313

Total liabilities	352,442

Net Assets	$32,633,552

Composition of Net Assets
Capital stock, at par	$3,082
Additional paid-in capital	31,840,786
Undistributed net investment income	13,754
Accumulated net realized loss on investment transactions	(40,872)
Net unrealized appreciation on investments	816,802

$32,633,552

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$4,783,032	451,785	$10.59	*

C	$1,517,743	143,331	$10.59

Advisor	$26,332,777	2,486,835	$10.59

*	The maximum offering price per share for Class A shares was $10.92 which reflects a sales charge of 3.0%.

See notes to financial statements.

22	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income
Interest	$648,310
Dividends—Affiliated issuers	1,650	$649,960

Expenses
Advisory fee (see Note B)	127,771
Distribution fee—Class A	7,589
Distribution fee—Class C	12,048
Transfer agency—Class A	2,656
Transfer agency—Class C	1,093
Transfer agency—Advisor Class	19,582
Custodian	81,977
Audit and tax	58,185
Registration fees	53,966
Administrative	50,921
Legal	38,487
Printing	20,853
Directors’ fees	17,177
Amortization of offering expenses	15,066
Miscellaneous	2,479

Total expenses	509,850
Less: expenses waived and reimbursed by the Adviser (see Note B)	(349,529)

Net expenses		160,321

Net investment income		489,639

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(36,858)
Net change in unrealized appreciation/depreciation of:
Investments		227,485
Swaps		848

Net gain on investment transactions		191,475

Net Increase in Net Assets from Operations		$681,114

See notes to financial statements.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	23

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	December 11, 2013(a) to October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$489,639	$202,860
Net realized gain (loss) on investment transactions	(36,858)	21,853
Net change in unrealized appreciation/depreciation of investments	228,333	588,469

Net increase in net assets from operations	681,114	813,182
Dividends and Distributions to Shareholders from
Net investment income
Class A	(51,320)	(8,422)
Class C	(11,889)	(900)
Advisor Class	(426,246)	(193,956)
Net realized gain on investment transactions
Class A	(2,414)	– 0	–
Class C	(440)	– 0	–
Advisor Class	(19,264)	– 0	–
Capital Stock Transactions
Net increase	15,557,455	16,296,652

Total increase	15,726,996	16,906,556
Net Assets
Beginning of period	16,906,556	– 0	–

End of period (including undistributed net investment income of $13,754 and $4,558, respectively)	$32,633,552	$16,906,556

(a)	Commencement of operations.

See notes to financial statements.

24	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio (formerly AllianceBernstein Real Asset Strategy), the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio and the AB High Yield Portfolio. They are each diversified portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Tax-Aware Fixed Income Portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

AB TAX-AWARE FIXED INCOME PORTFOLIO •	25

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to

26	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to

AB TAX-AWARE FIXED INCOME PORTFOLIO •	27

Notes to Financial Statements

instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2015:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$27,220,029		$1,840,984		$29,061,013
Corporates — Investment Grade		– 0	–	391,720		– 0	–	391,720
Asset-Backed Securities		– 0	–	331,052		– 0	–	331,052
Short-Term Investments		2,385,557		– 0	–	– 0	–	2,385,557

Total Investments in Securities		2,385,557		27,942,801		1,840,984		32,169,342
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	1,088		– 0	–	1,088
Liabilities:
Inflation (CPI) Swaps		– 0	–	(240)		– 0	–	(240)

Total^		$2,385,557		$27,943,649		$1,840,984		$32,170,190

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

28	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/14	$1,151,817		$1,151,817
Accrued discounts/(premiums)	1,068		1,068
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	10,789		10,789
Purchases	677,310		677,310
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 10/31/15	$1,840,984		$1,840,984

Net change in unrealized appreciation/depreciation from investments held as of 10/31/15*	$10,789		$10,789

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of October 31, 2015, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	29

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions

30	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $136,907 have been deferred and were amortized on a straight line basis over a one year period starting from December 11, 2013 (commencement of the Portfolio’s operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser a management fee at an annual rate of 0.50% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 0.80% (0.85% prior to January 30, 2015) , 1.55% and 0.55%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until December 11, 2016. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before December 11, 2014. The Expense Caps may not be terminated before January 30, 2016. For the year ended October 31, 2015, such reimbursements/waivers amounted to $298,608.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2015, the Adviser voluntarily agreed to waive such fees in the amount of $50,921.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	31

Notes to Financial Statements

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,168 for the year ended October 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $42 from the sale of Class A shares and received $0 and $686 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2015.

The Portfolio may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2015 (000)	Dividend Income (000)
$181	$24,564	$22,359	$2,386	$2

Brokerage commissions paid on investment transactions for the year ended October 31, 2015 amounted to $0, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25% of Class A Shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in

32	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $5,127 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$20,592,057	$6,834,855
U.S. government securities	843,227	1,684,477

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$31,353,388

Gross unrealized appreciation	$866,688
Gross unrealized depreciation	(50,734)

Net unrealized appreciation	$815,954

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio

AB TAX-AWARE FIXED INCOME PORTFOLIO •	33

Notes to Financial Statements

in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of

34	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, each Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2015, the Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2015, the Portfolio held inflation (CPI) swaps for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master

AB TAX-AWARE FIXED INCOME PORTFOLIO •	35

Notes to Financial Statements

agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

At October 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$1,088

Interest rate contracts			Unrealized depreciation on inflation swaps	$240

Total		$1,088		$240

The effect of derivative instruments on the statement of operations for the year ended October 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$	– 0	–	$848

Total		$	– 0	–	$848

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Notes to Financial Statements

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended October 31, 2015:

Interest Rate Swaps:
Average notional amount	$500,000	(a)
Inflation Swaps:
Average notional amount	$300,000	(b)

(a)	Positions were open for less than one month during the year.

(b)	Positions were open for two months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of October 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$1,088	$(159)		$	– 0	–	$	– 0	–	$929

Total	$1,088	$(159)		$	– 0	–	$	– 0	–	$929	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$81	$ – 0	–	$	– 0	–	$	– 0	–	$81
Citibank, NA	159	(159)			– 0	–		– 0	–	– 0	–

Total	$240	$(159)		$	– 0	–	$	– 0	–	$81	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	37

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2015	December 11, 2013(a) to October 31, 2014	Year Ended October 31, 2015	December 11, 2013(a) to October 31, 2014

Class A
Shares sold	282,686	186,230	$2,977,235	$1,934,806

Shares issued in reinvestment of dividends and distributions	1,770	153	18,635	1,594

Shares redeemed	(18,562)	(492)	(194,825)	(5,039)

Net increase	265,894	185,891	$2,801,045	$1,931,361

Class C
Shares sold	142,063	35,246	$1,504,726	$365,925

Shares issued in reinvestment of dividends and distributions	840	22	8,846	240

Shares redeemed	(34,616)	(224)	(365,493)	(2,321)

Net increase	108,287	35,044	$1,148,079	$363,844

Advisor Class
Shares sold	1,829,437	1,564,205	$19,266,170	$15,850,833

Shares issued in reinvestment of dividends and distributions	16,538	3,466	174,157	36,046

Shares redeemed	(745,995)	(180,816)	(7,831,996)	(1,885,432)

Net increase	1,099,980	1,386,855	$11,608,331	$14,001,447

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Portfolio

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

38	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

Below Investment Grade Securities—Investments in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio’s may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset

AB TAX-AWARE FIXED INCOME PORTFOLIO •	39

Notes to Financial Statements

the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions

40	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$42,656	$5,493

Total taxable distributions	42,656	5,493
Tax exempt distributions	468,917	197,785

Total distributions paid	$511,573	$203,278

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$32,036
Accumulated capital and other losses	(40,872	)(a)
Unrealized appreciation/(depreciation)	816,986	(b)

Total accumulated earnings/(deficit)	$808,150	(c)

(a)	As of October 31, 2015, the Portfolio had a net capital loss carryforward of $40,872.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Portfolio had a net short-term capital loss carryforward of $40,872 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of offering costs, a redesignation of dividends, and the tax treatment

AB TAX-AWARE FIXED INCOME PORTFOLIO •	41

Notes to Financial Statements

of Treasury inflation-protected securities resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

42	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31, 2015	December 11, 2013(a) to October 31, 2014

Net asset value, beginning of period	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.18	.14
Net realized and unrealized gain on investment transactions	.09	.50

Net increase in net asset value from operations	.27	.64

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.13)
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.19)	(.13)

Net asset value, end of period	$ 10.59	$ 10.51

Total Return
Total investment return based on net asset value(d)	2.64%	6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,783	$1,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.81%	.85	%^
Expenses, before waivers/reimbursements	2.19%	3.59	%^
Net investment income(c)	1.75%	1.57	%^
Portfolio turnover rate	35%	42%

See footnote summary on page 45.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31, 2015	December 11, 2013(a) to October 31, 2014

Net asset value, beginning of period	$ 10.52	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10	.07
Net realized and unrealized gain on investment transactions	.09	.52

Net increase in net asset value from operations	.19	.59

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.07)
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.12)	(.07)

Net asset value, end of period	$ 10.59	$ 10.52

Total Return
Total investment return based on net asset value(d)	1.78%	5.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,518	$369
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.55	%^
Expenses, before waivers/reimbursements	2.85%	4.33	%^
Net investment income(c)	.99%	.82	%^
Portfolio turnover rate	35%	42%

See footnote summary on page 45.

44	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31, 2015	December 11, 2013(a) to October 31, 2014

Net asset value, beginning of period	$ 10.52	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.21	.16
Net realized and unrealized gain on investment transactions	.08	.52

Net increase in net asset value from operations	.29	.68

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.16)
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.22)	(.16)

Net asset value, end of period	$ 10.59	$ 10.52

Total Return
Total investment return based on net asset value(d)	2.81%	6.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,333	$14,584
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55%	.55	%^
Expenses, before waivers/reimbursements	1.92%	3.82	%^
Net investment income(c)	1.99%	1.76	%^
Portfolio turnover rate	35%	42%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	45

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of AB Tax-Aware Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Tax-Aware Fixed Income Portfolio (the “Fund”) (formerly AllianceBernstein Tax-Aware Fixed Income Portfolio), one of the portfolios constituting AB Bond Fund, Inc. (formerly AllianceBernstein Bond Fund, Inc.), as of October 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 11, 2013 (commencement of operations) through October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AB Tax-Aware Fixed Income Portfolio, one of the portfolios constituting the AB Bond Fund, Inc., at October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period December 11, 2013 (commencement of operations) through October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2015

46	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2015. For foreign shareholders, 47.25% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	47

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert “Guy” B. Davidson III(2), Vice President Jon P. Denfeld(2), Vice President Terrance T. Hults(2), Vice President	Shawn E. Keegan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc. P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior investment management team. Messrs. Davidson, Denfeld, Hults and Keegan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

48	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2013)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

AB TAX-AWARE FIXED INCOME PORTFOLIO •	49

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2013)	Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (2013)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

50	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2013)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He was a Director of The Merger Fund (registered investment company) since prior to 2010 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ## 83 (2013)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

AB TAX-AWARE FIXED INCOME PORTFOLIO •	51

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2013)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ## 67 (2013)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

52	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2013)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2013)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

AB TAX-AWARE FIXED INCOME PORTFOLIO •	53

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

54	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert “Guy” B. Davidson, III 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Jon P. Denfeld 45	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2010.

Terrance T. Hults 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Shawn E. Keegan 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS,** with which she has been associated since prior to 2010.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus of SAI.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	55

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”), in respect of AB Tax-Aware Fixed Income Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.”

56	• AB TAX-AWARE FIXED INCOME PORTFOLIO

adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Fund’s net assets on September 30, 2015.

Portfolio	Net Assets 9/30/15 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Tax-Aware Fixed Income Portfolio[4]	$31.3	0.50% of average daily net assets

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Portfolio’s fiscal year ended October 31, 2014, the Adviser was entitled to receive $56,885 (0.434% of the Portfolio’s average daily net assets) for providing such services but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least

3	Jones v. Harris at 1427.

4	The advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Low Risk and High Income categories, in which the Portfolio would have been categorized had the Adviser implemented the NYAG related fee schedule. The advisory fee schedules for the Low Risk and High Income categories are as follows: 0.45% on the first $2.5 billion, 0.40% on the next $2.5 billion, 0.35% on the balance for the Low Income category and 0.50% on the first $2.5 billion, 0.45% on the next $2.5 billion and 0.40% on the balance for the High Income category.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	57

60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]		Fiscal Year End
Tax-Aware Fixed Income Portfolio[7],[8]	Advisor Class A Class C	0.55 0.80 1.55	% % %	2.13 2.42 3.00	% % %	October 31 (ratios as of March 30, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is entitled to be reimbursed for providing such services. Managing the cash flow of an investment company is more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

7	Effective January 30, 2015, the Rule 12b-1 fee for Class A shares of the Portfolio was reduced from 0.30% to 0.25%. At the same time, the expense cap for the Class A shares was also reduced from 0.85% to 0.80%.

8	The net expense ratio for Class A shares of the Portfolio during the semi-annual period ended March 31, 2015 was 0.82%.

58	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.9 However, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10,11 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Fund’s Broadridge Expense Group (“EG”)12 and the Portfolio’s contractual management fee ranking.13

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

12	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	59

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[14]	Broadridge EG Median (%)	Broadridge EG Rank
Tax Aware Fixed Income Portfolio	0.500	0.511	5/15

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.15 Pro-forma total expense ratio (italicized) is shown to reflect the Portfolio’s 12b-1 fee reduction had the reduction been in effect during the Portfolio’s entire fiscal year.

Portfolio	Expense Ratio (%)[16]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Tax-Aware Fixed Income Portfolio	0.850	0.850	8/15	0.804	39/57
Pro-forma	0.800	0.850	4/15	0.804	26/57

Based on this analysis, considering pro-forma information where available, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

15	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year Class A share total expense ratio.

60	• AB TAX-AWARE FIXED INCOME PORTFOLIO

regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative, during calendar year 2014.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $2,703 and $10 in Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $15,037 in fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	61

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM,

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

62	• AB TAX-AWARE FIXED INCOME PORTFOLIO

family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Broadridge shows the 1 year performance returns and rankings20 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)21 for the period ended July 31, 2015.22

Tax-Aware Fixed Income Portfolio	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.75	3.20	3.81	12/15	56/62

20	The performance return and rankings are for the Portfolio’s Class A shares. The performance return of the Portfolio was provided by Broadridge.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio had a different investment classification/objective at a different point in time.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	63

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Period Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Tax-Aware Fixed Income Portfolio	2.76	4.64	2.40	1.09	1
Barclays Municipal Bond Index	3.56	5.92	2.52	1.34	1
Inception Date: December 11, 2013

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2015.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

64	• AB TAX-AWARE FIXED INCOME PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	65

AB Family of Funds

NOTES

66	• AB TAX-AWARE FIXED INCOME PORTFOLIO

NOTES

AB TAX-AWARE FIXED INCOME PORTFOLIO •	67

NOTES

68	• AB TAX-AWARE FIXED INCOME PORTFOLIO

AB TAX-AWARE FIXED INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TAFI-0151-1015

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Intermediate Bond	2014	$65,781	$—	$13,839
	2015	$67,775	$—	$20,261
AB Bond Inflation Strategy	2014	$67,918	$—	$15,678
	2015	$69,976	$—	$19,285
AB Municipal Bond Inflation Strategy	2014	$62,424	$—	$13,838
	2015	$64,315	$—	$17,713
AB All Market Real Return	2014	$74,939	$—	$26,069
	2015	$77,210	$—	$37,241
AB Credit Long/Short	2014	$63,750	$—	$15,552
	2015	$87,576		$25,575
AB High Yield	2014	$67,500	$—	$17,573
	2015	$92,727	$—	$22,832
AB Tax Aware Fixed Income	2014	$25,500	$—	$17,957
	2015	$35,030	$—	$21,073

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Intermediate Bond	2014	$424,494	$13,839
			$—
			$(13,839)
	2015	$438,336	$20,261
			$—
			$(20,261)
AB Bond Inflation Strategy	2014	$426,333	$15,678
			$—
			$(15,678)
	2015	$437,360	$19,285
			$—
			$(19,285)
AB Municipal Bond Inflation Strategy	2014	$424,493	$13,838
			$—
			$(13,838)
	2015	$435,788	$17,713
			$—
			$(17,713)
AB All Market Real Return	2014	$436,724	$26,069
			$—
			$(26,069)
	2015	$455,316	$37,241
			$—
			$(37,241)
AB Credit Long/Short	2014	$426,207	$15,552
			$—
			$(15,552)
	2015	$443,650	$25,575
			$—
			$(25,575)
AB High Yield	2014	$428,228	$17,573
			$—
			$(17,573)
	2015	$440,907	$22,832
			$—
			$(22,832)
AB Tax Aware Fixed Income	2014	$428,612	$17,957
			$—
			$(17,957)
	2015	$439,148	$21,073
			$—
			$(21,073)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: December 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: December 21, 2015